    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 2000

                                                  REGISTRATION NO. 333-[       ]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          IASIS HEALTHCARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             8062                            76-0450619
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 FRANK A. COYLE
                         GENERAL COUNSEL AND SECRETARY
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                    COPY TO:
                             ROBERT B. PINCUS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               ONE RODNEY SQUARE
                           WILMINGTON, DELAWARE 19801
                                 (302) 651-3000
                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           AMOUNT            PROPOSED MAXIMUM           PROPOSED
      TITLE OF EACH CLASS OF               TO BE              OFFERING PRICE       MAXIMUM AGGREGATE          AMOUNT OF
   SECURITIES TO BE REGISTERED           REGISTERED          PER SECURITY(1)       OFFERING PRICE(1)     REGISTRATION FEE(1)
------------------------------------------------------------------------------------------------------------------------------
13% Senior Subordinated Exchange
  Notes Due 2009..................      $230,000,000               100%               $230,000,000             $60,720
------------------------------------------------------------------------------------------------------------------------------
Guarantees of the 13% Senior
  Subordinated Exchange
  Notes(2)........................                --                --                          --                  --
------------------------------------------------------------------------------------------------------------------------------
Total.............................      $230,000,000               100%               $230,000,000             $60,720
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(f) promulgated under the Securities Act of 1933, as amended.

(2) No separate consideration will be received for the Guarantees, and, therefore, no additional registration fee is required.
                            ------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             ADDITIONAL REGISTRANTS

                        MEMORIAL HOSPITAL OF TAMPA, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795584
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                          MESA GENERAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795590
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                         ODESSA REGIONAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795574
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        PALMS OF PASADENA HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795583
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                        SOUTHWEST GENERAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795572
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        ST. LUKE'S MEDICAL CENTER, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795587
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      ST. LUKE'S BEHAVIORAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795588
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        TEMPE ST. LUKE'S HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795586
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                         TOWN & COUNTRY HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1795580
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      BAPTIST JOINT VENTURE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1796514
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        BEAUMONT HOSPITAL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1796501
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                     BILTMORE SURGERY CENTER HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1796499
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                            CLINICARE OF UTAH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795211
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                     DAVIS HOSPITAL & MEDICAL CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795217
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      DAVIS SURGICAL CENTER HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796493
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                 FIRST CHOICE PHYSICIANS NETWORK HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796513
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                          HEALTH CHOICE ARIZONA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796494
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        IASIS HEALTHCARE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1798194
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                            IASIS MANAGEMENT COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1797795
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                          JORDAN VALLEY HOSPITAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795215
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                            METRO AMBULATORY SERVICE
                                  CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796497
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                        PIONEER VALLEY HEALTH PLAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795212
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                         PIONEER VALLEY HOSPITAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                            8062                      62-1795216
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      ROCKY MOUNTAIN MEDICAL CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795213
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                           SALT LAKE REGIONAL MEDICAL
                                  CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1795214
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                           SANDY CITY HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796492
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        SOUTHRIDGE PLAZA HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796491
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                       SSJ ST. PETERSBURG HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             8062                      62-1796504
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                          IASIS HEALTHCARE MSO SUB OF
                              SALT LAKE CITY, LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            UTAH                               8062                      62-1756039
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                         BILTMORE SURGERY CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          ARIZONA                              8062                      86-0837176
  (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)  CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        THE INFORMATION IN THIS PROSPECTUS WILL BE AMENDED OR COMPLETED;

                             DATED JANUARY 12, 2000

PROSPECTUS

          OFFER TO EXCHANGE ALL 13% SENIOR SUBORDINATED NOTES DUE 2009
              FOR 13% SENIOR SUBORDINATED EXCHANGE NOTES DUE 2009
                                       OF
                          IASIS HEALTHCARE CORPORATION
                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON [                        ] UNLESS EXTENDED.

                            ------------------------

Terms of the exchange offer:

- We will issue up to $230,000,000 aggregate principal amount of new notes.

- We will exchange new notes for all outstanding old notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer.

- You may withdraw tenders of old notes at any time prior to the expiration of the exchange offer.

- You will not recognize gain or loss for United States federal income tax purposes as a result of your exchange of old notes for new notes issued in the exchange offer, but you should see the discussion under the caption "Certain United States Federal Income Tax Consequences" on page 36 for more information.

- We will not receive any cash proceeds from the exchange offer.

- The terms of the new notes are substantially identical to those of the outstanding old notes, except that the transfer restrictions and registration rights relating to the old notes do not apply to the new notes.

- The old notes are, and the new notes will be, unconditionally guaranteed by substantially all of IASIS' subsidiaries.

- The exchange offer is the initial public offering of the new notes.

- There is no established trading market for the new notes or the old notes.

- We do not intend to apply for listing of the new notes on any national securities exchange or for quotation through The Nasdaq National Market.

                            ------------------------

SEE "RISK FACTORS" BEGINNING ON PAGE 12 FOR A DISCUSSION OF RISKS YOU SHOULD CONSIDER BEFORE TENDERING YOUR OLD NOTES.

                            ------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

            The date of this prospectus is [               ], 2000.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
  Consequences of Not Exchanging Old Notes..................    4
  Summary Description of the New Notes......................    4
  Risk Factors..............................................    6
  IASIS Healthcare Corporation..............................    6
  Summary Historical and Unaudited Pro Forma Combined
     Financial Information..................................    8
  Notes to Summary Historical and Unaudited Pro Forma
     Combined Financial Information.........................   11
Risk Factors................................................   12
  Company Risks.............................................   12
  Industry Risks............................................   19
  Offering Risks............................................   23
Use of Proceeds.............................................   26
The Exchange Offer..........................................   27
  Terms of the Exchange Offer; Period for Tendering Old
     Notes..................................................   27
  Procedures for Tendering Old Notes........................   28
  Acceptance of Old Notes for Exchange; Delivery of New
     Notes..................................................   30
  Book-Entry Transfer.......................................   31
  Guaranteed Delivery Procedures............................   31
  Withdrawal Rights.........................................   32
  Conditions to the Exchange Offer..........................   33
  Exchange Agent............................................   34
  Fees and Expenses.........................................   34
  Transfer Taxes............................................   35
  Consequence of Exchanging or Failing to Exchange Old
     Notes..................................................   35
Certain United States Federal Income Tax Consequences.......   36
  Exchange Offer............................................   37
  U.S. Holders..............................................   37
  Non-U.S. Holders..........................................   38
  Information Reporting and Backup Withholding..............   39
Accounting Treatment........................................   40
The Transactions............................................   41
  The Recapitalization......................................   41
  The Tenet Acquisition.....................................   41
  The Merger................................................   42
  Ownership of IASIS Following the Transactions.............   43
Capitalization..............................................   44
Summary Unaudited Pro Forma Combined Financial
  Information...............................................   45
Unaudited Pro Forma Combined Statements of Operations for
  the Nine Months Ended September 30, 1999..................   46
Notes to the Unaudited Pro Forma Combined Statements of
  Operations for the Nine Months Ended September 30, 1999...   47
Unaudited Pro Forma Combined Statements of Operations for
  the Year Ended December 31, 1998..........................   50

                                                              PAGE
                                                              ----
Notes to Unaudited Pro Forma Combined Statements of
Operations for the Year Ended December 31, 1998.............   51
Unaudited Pro Forma Combined Balance Sheet as of September
  30, 1999..................................................   54
Notes to the Unaudited Pro Forma Combined Balance Sheet as
  of September 30, 1999.....................................   55
Selected Historical Financial Information -- Paracelsus
  Hospitals.................................................   57
Notes to Selected Historical Financial
  Information -- Paracelsus Hospitals.......................   59
Selected Historical Financial Information -- Tenet
  Hospitals.................................................   60
Notes to Selected Historical Financial Information -- Tenet
  Hospitals.................................................   62
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................   63
  General...................................................   63
  Management Discussion and Analysis........................   64
  Paracelsus Hospitals......................................   64
  Nine Months Ended September 30, 1999 Compared to Nine
     Months Ended September 30, 1998........................   64
  Year Ended December 31, 1998 compared to Year Ended
     December 31, 1997......................................   65
  Tenet Hospitals...........................................   66
  Three Months Ended August 31, 1999 Compared to Three
     Months Ended August 31, 1998...........................   66
  Year Ended May 31, 1999 Compared to Year Ended May 31,
     1998...................................................   67
  Year Ended May 31, 1998 Compared to Year Ended May 31,
     1997...................................................   67
  Liquidity and Capital Resources...........................   68
  Paracelsus Hospitals......................................   68
  Tenet Hospitals...........................................   69
  Liquidity and Capital Resources...........................   69
  IASIS.....................................................   69
  Year 2000 Compliance......................................   70
  Inflation.................................................   70
  Market Risk...............................................   70
  New Accounting Standards..................................   71
Business....................................................   72
  Company Overview..........................................   72
  Business Strategy.........................................   72
  Services and Operations...................................   74
  Utilization...............................................   74
  Sources of Revenue........................................   76
  Competition...............................................   76
  Properties................................................   79
  Employees and Medical Staff...............................   79
  Regulatory Compliance Program.............................   80
  Legal Proceedings.........................................   80
  Reimbursement; Regulation.................................   80
  Medicare..................................................   80
  Medicaid..................................................   82
  Annual Cost Reports.......................................   82
  Managed Care..............................................   82
  Commercial Insurance......................................   83
  Government Regulation and Other Factors...................   83

                                                              PAGE
                                                              ----
Licensure, Certification and Accreditation..................   83
  Certificates of Need......................................   83
  Utilization Review........................................   84
  Federal Healthcare Program Regulations and Fraud Abuse....   84
  The Federal False Claims Act..............................   86
  Corporate Practice of Medicine/Fee Splitting..............   87
  The Emergency Medical Treatment and Active Labor Act......   87
  Healthcare Reform.........................................   87
  Conversion Legislation....................................   88
  Healthcare Industry Investigations........................   88
  Environmental Matters.....................................   89
  Insurance.................................................   90
Management..................................................   91
  Directors and Executive Officers..........................   91
  Board of Directors........................................   93
  Employment Agreement......................................   94
  The 2000 Stock Option Plan and Other Incentive
     Arrangements...........................................   94
  Management Equity Purchase Program........................   94
Stock Ownership.............................................   95
Beneficial Owners and Management............................   95
Certain Relationships and Related Transactions..............   97
  Transition Services Agreement.............................   97
  License Agreements........................................   97
  Stockholders Agreement....................................   97
  Tax Sharing Agreement.....................................   98
Description of Credit Facility..............................   99
  Revolving Credit Facility.................................   99
  Tranche A Term Loan.......................................  100
  Tranche B Term Loan.......................................  100
Description of Notes........................................  101
  Brief Description of the Notes and the Guarantees.........  101
  Principal, Maturity and Interest..........................  102
  Methods of Receiving Payments on the Notes................  102
  Paying Agent and Registrar for the Notes..................  102
  Transfer and Exchange.....................................  102
  Subsidiary Guarantees.....................................  103
  Subordination.............................................  103
  Optional Redemption.......................................  105
  Mandatory Redemption......................................  106
  Repurchase at the Option of Holders.......................  106
  Change of Control.........................................  106
  Asset Sales...............................................  107
  Selection and Notice......................................  109
  Covenants.................................................  110
  Incurrence of Indebtedness and Issuance of Preferred
     Stock..................................................  112
  No Senior Subordinated Debt...............................  116
  Liens.....................................................  116

                                                              PAGE
                                                              ----
Dividend and Other Payment Restrictions Affecting
Subsidiaries................................................  116
  Merger, Consolidation or Sale of Assets...................  118
  Designation of Restricted and Unrestricted Subsidiaries...  119
  Transaction with Affiliates...............................  119
  Additional Subsidiary Guarantees..........................  121
  Business Activities.......................................  121
  Reports...................................................  122
  Events of Default and Remedies............................  122
  No Personal Liability of Directors, Officers, Employees
     and Stockholders.......................................  124
  Legal Defeasance and Covenant Defeasance..................  124
  Amendment, Supplement and Waiver..........................  126
  Satisfaction and Discharge................................  127
  Concerning the Trustee....................................  128
  Book-Entry, Delivery and Form.............................  128
  Certificated Securities...................................  130
  Registration Rights; Liquidated Damages...................  131
  Definitions...............................................  134
Description of Preferred Stock..............................  156
Plan of Distribution........................................  156
Legal Matters...............................................  157
Experts.....................................................  157
Available Information.......................................  158
Index to Audited Financial Statements.......................  F-1

                               PROSPECTUS SUMMARY

     The following summary highlights selected information from this prospectus and may not contain all of the information that is important to you. This prospectus includes specific terms of the new notes, as well as information regarding our business and detailed financial data. We encourage you to carefully read this entire prospectus, including the discussion of risks and uncertainties affecting our business, included under the caption "Risk Factors" beginning on page 12 and the documents to which we refer you.

OLD NOTES......................   13% Senior Subordinated Notes due 2009, which
                                  were issued on October 15, 1999.

NEW NOTES......................   13% Senior Subordinated Exchange Notes due
                                  2009. The terms of the new notes are
                                  substantially identical to those of the old notes, except that the transfer restrictions and registration rights relating to the old notes do not apply to the new notes.

EXCHANGE OFFER.................   We are offering to issue up to $230,000,000
                                  aggregate principal amount of the new notes in exchange for a like principal amount of the old notes. We are offering the new notes to satisfy our obligations under the registration rights agreement we entered into when the old notes were sold in transactions under Rule
                                  144A and Regulation S under the Securities
                                  Act.

EXPIRATION DATE; TENDERS.......   The exchange offer will expire at 5:00 p.m.,
                                  New York City time, on [twenty business days after effective date], 2000, unless extended.
                                  By tendering your old notes, you represent to us:

                                  - that you are not an "affiliate", as defined
                                    in Rule 144 under the Securities Act, of IASIS;

                                  - that at the time of commencement of the
                                    exchange offer, neither you nor, to your knowledge, anyone receiving new notes from you, has any arrangement or understanding with any person to participate, nor do you engage or intend to engage, in the distribution, of the new notes; and

                                  - that any new notes you receive in the
                                    exchange offer are being acquired by you in the ordinary course of your business. For further information regarding resales of the new notes by broker-dealers, see the discussion below under the caption "Plan of Distribution" on pages 156 to 157.

WITHDRAWAL; NON-ACCEPTANCE.....   You may withdraw any old notes tendered in the
                                  exchange offer at any time prior to 5:00 p.m., New York City time, on [twenty business days after effective date], 2000. If we decide for any reason not to accept any old notes tendered for exchange, the old notes will be returned to the registered holder at our expense promptly after the expiration or termination of the exchange offer. In the case of old notes tendered by book-entry transfer into the exchange agent's account at DTC, any withdrawn or unaccepted old notes will be credited to the tendering holder's account at DTC. For further information regarding the withdrawal of tendered notes, see "The Exchange
                                  Offer -- Terms of the Exchange Offer; Period for Tendering Old Notes" on pages 27 to 28 and "-- Withdrawal Rights" on pages 32 to 33.

CONDITIONS TO THE EXCHANGE
OFFER..........................   The exchange offer is subject to customary
                                  conditions, which we may waive. See the
                                  discussion below under the caption "The
                                  Exchange Offer -- Conditions to the Exchange
                                  Offer" on pages 33 to 34 for more information regarding conditions to the exchange offer.

PROCEDURES FOR TENDERING OLD
NOTES..........................   Unless you comply with the procedures
                                  described below under the caption "The
                                  Exchange Offer -- Guaranteed Delivery
                                  Procedures" on pages 31 to 32, you must do one of the following on or prior to the expiration of the exchange offer:

                                  - tender your old notes by sending the
                                    certificates for your old notes, in proper form for transfer, a properly completed and duly executed letter of transmittal with any required signature guarantees and all other documents required by the letter of transmittal, to The Bank of New York, as exchange agent, at one of the addresses listed below under the caption "The Exchange Offer -- Exchange Agent" on page 34; or

                                  - tender your old notes by using the
                                    book-entry procedures described below and transmitting a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal, to the exchange agent. In order for a book-entry transfer to constitute a valid tender of your old notes in the exchange offer, the exchange agent must receive a confirmation of book-entry transfer of your old notes into its account at DTC prior to the expiration of the exchange offer. For more information regarding the use of book-entry transfer procedures, including a description of the required agent's message, see the discussion below under the caption "The Exchange
                                    Offer -- Book Entry Transfer" on page 31.

GUARANTEED DELIVERY
PROCEDURES.....................   If you are a registered holder of the old
                                  notes and wish to tender your old notes in the exchange offer, but

                                  - the old notes are not immediately available,

                                  - time will not permit your old notes or other
                                    required documents to reach the exchange agent before the expiration of the exchange offer, or

                                  - the procedure for book-entry transfer cannot
                                    be completed on a timely basis,

                                  you may tender old notes by following the procedures described below under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" on pages 31 to 32.

RESALES........................   Based on interpretations by the staff of the
                                  Securities and Exchange Commission, as set forth in no-action letters issued to third parties, we believe that the new notes you receive in the exchange offer may be offered for resale, resold or otherwise transferred without compliance with the registration and prospectus delivery provisions of the
                                  Securities Act. However, you will not be able to freely transfer the new notes if:

                                  - you are an "affiliate", as defined in Rule
                                    144 under the Securities Act, of IASIS;

                                  - you are not acquiring the new notes in the
                                    exchange offer in the ordinary course of your business;

                                  - you have an arrangement or understanding
                                    with any person to participate in the
                                    distribution of the new notes you will
                                    receive in the exchange offer; or

                                  - you are a broker-dealer that receives new
                                    notes for its own account in the exchange offer in exchange for old notes that were acquired as a result of market-making or other trading activities.

                                  If you fall within one of the exceptions listed above, you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction involving the new notes.

SPECIAL PROCEDURES FOR
BENEFICIAL OWNERS..............   If you are a beneficial owner whose old notes
                                  are registered in the name of a broker,
                                  dealer, commercial bank, trust company or other nominee and you wish to tender your old notes in the exchange offer, you should promptly contact the person in whose name the old notes are registered and instruct that person to tender on your behalf. If you wish to tender in the exchange offer on your own behalf, prior to completing and executing the letter of transmittal and delivering your old notes, you must either make appropriate arrangements to register ownership of the old notes in your name or obtain a properly completed bond power from the person in whose name the old notes are registered.

CERTAIN UNITED STATES FEDERAL
  INCOME TAX CONSEQUENCES......   You will not recognize gain or loss for United
                                  States federal income tax purposes as a result of your exchange of old notes for new notes issued in the exchange offer. See the discussion below under the caption "Certain
                                  United States Federal Income Tax Consequences" for more information regarding certain tax consequences to you of the exchange offer.

USE OF PROCEEDS................   We will not receive any cash proceeds from the
                                  exchange offer.

EXCHANGE AGENT.................   The Bank of New York is the exchange agent for
                                  the exchange offer. The addresses and
                                  telephone number of the exchange agent can be found below under the caption "The Exchange
                                  Offer -- Exchange Agent" on page 34.

CONSEQUENCES OF NOT EXCHANGING OLD NOTES

     If you do not exchange your old notes in the exchange offer, your old notes will continue to be subject to the restrictions on transfer described in the legend on the certificate for your old notes. In general, you may offer or sell your old notes only:

     - if they are registered under the Securities Act and applicable state securities laws;

     - if they are offered or sold under an exemption from registration under the Securities Act and applicable state securities laws; or

     - if they are offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

     We do not currently intend to register the old notes under the Securities Act. Under some circumstances, however, holders of old notes -- including holders who are not permitted to participate in the exchange offer or who may not freely resell new notes received in the exchange offer -- may require us to file, and cause to become effective, a shelf registration statement which would cover resales of old notes by these holders. For more information regarding the consequences of not tendering your old notes and our obligation to file a shelf registration statement, see "The Exchange Offer -- Consequences of Exchanging or Failing to Exchange Old Notes" on page 35 and "Description of
Notes -- Registration Rights; Liquidated Damages" on pages 131 to 134.

SUMMARY DESCRIPTION OF THE NEW NOTES

     The terms of the new notes and those of the outstanding old notes are substantially identical except that the transfer restrictions and registration rights relating to the old notes do not apply to the new notes. In addition, if the exchange offer is not completed by [30 days after effective day,] 2000, and we do not have an effective shelf registration statement on file with the SEC to register the old notes on that date, the interest rate on the old notes will increase by 0.50% for the first 90-day period and by 0.25% with respect to each subsequent 90 days, to a maximum of 2.00% per annum, until the exchange offer is completed or an effective shelf registration statement is on file.

SECURITIES OFFERED.............   $230,000,000 aggregate principal amount of 13%
                                  Senior Subordinated Exchange Notes due 2009.

MATURITY DATE..................   October 15, 2009.

INTEREST.......................   Interest on the new notes will accrue at the
                                  rate of 13% per annum and will be payable semiannually in cash on April 15 and October
                                  15 of each year, commencing on April 15, 1999.

RANKING........................   The new notes will rank equally with the other
                                  senior subordinated indebtedness. The new notes will be junior to all of our senior indebtedness.

                                  At September 30, 1999, after giving pro forma effect to:

                                  - the offering of the old notes,

                                  - the recapitalization transaction in which
                                    our current principals acquired hospitals and related facilities previously owned by Paracelsus Healthcare Corporation, and

                                  - the acquisition of hospitals and related
                                    facilities from Tenet Healthcare
                                    Corporation,

                                  IASIS and its subsidiaries had approximately
                                  $561.5 million of outstanding indebtedness of which approximately $331.5 million was senior to the old notes and will be senior to the new notes.

SINKING FUND...................   None.

OPTIONAL REDEMPTION............   We may redeem any of the new notes beginning
                                  on October 15, 2004 at an initial redemption price equal to 106.50% of their principal amount, plus accrued and unpaid interest. The redemption price will decline each year after 2004 and will be 100% of the principal amount, plus accrued and unpaid interest, beginning on October 15, 2008.

                                  In addition, before October 15, 2002, we may redeem up to 35% of the aggregate principal amount of all old notes and new notes outstanding on the date of redemption at a redemption price equal to 113.00% of the aggregate principal amount redeemed, plus accrued and unpaid interest and liquidated damages, if any. We may only redeem the notes using the net cash proceeds from issuances of our capital stock, subject to some limitations. For additional information regarding optional redemption of the notes, see the discussion below under the caption "Description of Notes -- Optional Redemption" on page 105.

CHANGE OF CONTROL..............   Upon a change of control of IASIS, we will be
                                  required to make an offer to purchase all outstanding old notes and new notes. The purchase price will equal 101% of the principal amount of all notes outstanding on the date of purchase, plus accrued and unpaid interest. We may not have sufficient funds available at the time of any change of control to make any required debt repayment -- including repurchases of the notes -- and the terms of our credit facility may block these payments.

COVENANTS......................   The terms of the new notes restrict our
                                  ability, among other things, to:

                                  - incur additional indebtedness,

                                  - pay dividends or make distributions on our
                                    capital stock,

                                  - repurchase or redeem our capital stock,

                                  - make particular kinds of investments and
                                    other restricted payments,

                                  - create liens,

                                  - enter into transactions with affiliates,

                                  - issue stock of subsidiaries,

                                  - use assets as security in other
                                    transactions,

                                  - transfer or sell assets, and

                                  - merge or consolidate with other companies.

                                  These limitations are subject to a number of important qualifications and exceptions. For more information regarding the restrictions imposed on IASIS by the terms of the new notes, see the discussion below under the caption "Description of Notes -- Covenants" on pages 110 to 112.

SUBSIDIARY GUARANTEES..........   The obligations of IASIS under the new notes
                                  will be guaranteed by its subsidiary
                                  guarantors. These guarantees will be full and unconditional and will be subordinated to all senior indebtedness of the subsidiary guarantors.

RISK FACTORS

     You should carefully consider all of the information contained in this prospectus before deciding to tender your old notes in the exchange offer. In particular, you should carefully review the specific factors described below under the caption "Risk Factors" beginning on page 12 which contain important information about IASIS and the risks that may affect our business.

IASIS HEALTHCARE CORPORATION

COMPANY REVIEW

     We are a for-profit hospital management company with operations in select markets in the United States. Our facilities are currently located in four regions: (1) Salt Lake City, Utah;

(2) Phoenix, Arizona; (3) Tampa-St. Petersburg, Florida; and (4) three markets within the state of Texas. We own and/or operate 15 general, acute care hospitals and four ambulatory surgery centers, with a total of 2,144 operating beds. We focus on networks of medium-sized hospitals, each with 100 to 400 beds.

     Our general, acute care hospitals offer a variety of inpatient medical and surgical services commonly available in hospitals, such as cardiology, emergency services, general surgery, internal medicine, obstetrics and orthopedics. In addition, our facilities provide outpatient and ancillary services such as outpatient surgery, physical therapy, radiation therapy, radiology and respiratory therapy.

     Our principal executive offices are located at 113 Seaboard Lane, Suite A-200, Franklin, Tennessee 37067 and our telephone number is (615) 844-2747.

   SUMMARY HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following tables present the summary historical and unaudited pro forma combined financial information and operating data as of the dates indicated.

     We have derived the historical Statement of Operations data and Balance Sheet data of Paracelsus Utah Facilities, which we refer to as Paracelsus or Paracelsus hospitals, for the nine months ended September 30, 1999 and the year ended December 31, 1998 from, and you should read the data in conjunction with, the audited financial statements and related notes to the audited financial statements included elsewhere in this prospectus.

     We have derived the historical Statement of Operations data of Tenet Healthcare Corporation, which we refer to as Tenet or Tenet hospitals, for the nine months ended August 31, 1999 and the twelve months ended November 30, 1998 from unaudited financial statements not included in this prospectus. We have derived the historical Balance Sheet data of Tenet as of August 31, 1999 from, and you should read the data in conjunction with, unaudited financial statements included elsewhere in this prospectus.

     We have derived the historical Statement of Operations data of Iasis Healthcare Corporation, which we refer to as management company, a Tennessee corporation that merged with and into a wholly owned subsidiary of IASIS, for the nine months ended September 30, 1999 and the period from inception, February 23, 1998, through December 31, 1998 from unaudited financial statements not included in this prospectus. We have derived the historical Balance Sheet data of management company as of September 30, 1999 from, and you should read the data in conjunction with, the audited financial statements and related notes to the audited financial statements included elsewhere in this prospectus.

     The unaudited pro forma combined statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 give effect to the pro forma adjustments reflecting the recapitalization, the Tenet acquisition, the merger with management company and the related financing, which we refer to as the pro forma transactions, as if they had occurred as of January 1, 1998. The unaudited pro forma combined balance sheet data as of September 30, 1999 gives effect to each of the pro forma transactions as if they had occurred as of September 30, 1999.

     The summary unaudited pro forma combined financial information does not purport to be indicative of our financial position or results of operations that we would have actually achieved had the pro forma transactions been consummated as of the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

     The unaudited pro forma combined statements of operations give effect to certain cost savings primarily related to anticipated reductions in corporate overhead costs that management believes may be realized as a result of the recapitalization and the Tenet acquisition. The unaudited pro forma combined statements of operations do not reflect certain non-recurring costs expected to be incurred in connection with the recapitalization, the Tenet acquisition and the merger with management company. These costs are expected to include legal, accounting and other professional fees and certain charges associated with the combination of the operations of the Paracelsus hospitals, the Tenet hospitals and the management company. The summary unaudited pro forma combined financial information is based on assumptions and adjustments described in the notes to the unaudited pro forma combined financial information included in this prospectus.

                             SUMMARY HISTORICAL AND
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                                                                NINE MONTHS
                                  NINE MONTHS    NINE MONTHS       ENDED
                                     ENDED          ENDED      SEPTEMBER 30,
                                 SEPTEMBER 30,   AUGUST 31,        1999
                                     1999           1999        MANAGEMENT
                                  PARACELSUS        TENET         COMPANY       TOTAL     PRO FORMA
                                 -------------   -----------   -------------   --------   ---------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues.............    $140,950       $443,311       $    758      $585,019   $585,019
Operating expenses:
  Salaries, wages and
    benefits...................      49,155        146,104          1,792       197,051    199,328
  Supplies and other...........      58,847        181,078            874       240,799    244,795
  Provision for bad debts......       9,979         33,831             --        43,810     43,810
  Management fees and corporate
    overhead...................       5,135          6,085             --        11,220         --
  Depreciation and
    amortization...............       9,620         19,446            123        29,189     30,392
                                   --------       --------       --------      --------   --------
                                    132,736        386,544          2,789       522,069    518,325
                                   --------       --------       --------      --------   --------
Operating income (loss)........       8,214         56,767         (2,031)       62,950     66,694
Interest expense (income)......       7,304         (1,407)           (13)        5,884     47,955
Minority interests.............        (140)         1,705             --         1,565       (303)
                                   --------       --------       --------      --------   --------
Income (loss) from continuing
  operations before income
  taxes and cumulative effect
  of accounting change.........    $  1,050       $ 56,469       $ (2,018)     $ 55,501   $ 19,042
                                   ========       ========       ========      ========   ========
OTHER DATA:
Adjusted EBITDA (3)............                                                             97,086
Depreciation and amortization
  expense......................       9,620         19,446            123        29,189     30,392
Capital expenditures...........      13,476          9,044             77        22,597
Ratio of earnings to fixed
  charges (4)..................        1.1x                                                   1.3x
BALANCE SHEET DATA:
Cash and cash equivalents......          --             --            181           181    100,041
Total assets...................     213,259        560,155          1,040       774,454    816,126
Long-term debt (including
  current portion).............       1,499          7,707             --         9,206    561,499
Preferred stock................          --             --             --            --    165,311
Shareholders' equity...........     (84,585)       427,215            889       343,519     24,810
STATISTICAL DATA:
Number of hospitals at end of
  period.......................           5             10             --            15         --
Number of operating beds at the
  end of period (5)............         501          1,643             --         2,144         --
Admissions (6).................      13,849         39,820             --        53,669         --
Average length of stay (days)
  (7)..........................         3.6            5.0             --           4.6         --
Average daily census (8).......         182            724             --           906         --
Occupancy rate (9).............        36.3%          44.1%            --          42.3%        --

                             SUMMARY HISTORICAL AND
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                                                                PERIOD FROM
                                                                 INCEPTION
                                                               (FEBRUARY 23,
                                               TWELVE MONTHS   1998 THROUGH
                                 YEAR ENDED        ENDED       DECEMBER 31,
                                DECEMBER 31,   NOVEMBER 30,        1998)
                                    1998           1998        -------------
                                ------------   -------------    MANAGEMENT
                                 PARACELSUS        TENET          COMPANY       TOTAL     PRO FORMA
                                ------------   -------------   -------------   --------   ---------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues............    $183,112       $558,956         $  181       $742,249   $742,249
Operating expenses:
  Salaries, wages and
    benefits..................      65,942        196,216            685        262,843    267,349
  Supplies and other..........      73,950        243,975            270        318,195    323,638
  Provision for bad debts.....      11,727         36,634             --         48,361     48,361
  Management fees and
    corporate overhead........       6,587          8,633             --         15,220         --
  Depreciation and
    amortization..............      11,770         24,634             79         36,483     39,410
  Merger, impairment and
    restructuring charges
    (1).......................          --         19,455             --         19,455     19,455
  Unusual item (2)............      (7,500)            --             --         (7,500)    (7,500)
                                  --------       --------         ------       --------   --------
                                   162,476        529,547          1,034        693,057    690,713
                                  --------       --------         ------       --------   --------
Operating income..............      20,636         29,409           (853)        49,192     51,536
Interest expense..............      17,088          1,515             --         18,603     63,965
Minority interests............          68          2,068             --          2,136        395
                                  --------       --------         ------       --------   --------
Income (loss) from continuing
  operations before income
  taxes.......................    $  3,480       $ 25,826         $ (853)      $ 28,453   $(12,824)
                                  ========       ========         ======       ========   ========
OTHER DATA:
Adjusted EBITDA (3)...........                                                            $102,901
Depreciation and amortization
  expense.....................      11,770         24,634             79         36,483     39,410
Capital expenditures..........       6,427         22,668             72         29,167
Ratio of earnings to fixed
  charges (4).................         1.2x                                                    N/A

              NOTES TO SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION
                             (Dollars in thousands)

(1) On May 31, 1998 Tenet recorded a non-cash restructuring and impairment charge related to the planned closure of St. Luke's Behavioral Health Center. IASIS does not currently plan to close this facility.

(2) The unusual item relates to a reversal of a reserve related to the final contract settlement in connection with the termination of an unprofitable payor contract at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center.

(3) EBITDA is defined as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with GAAP, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating healthcare companies. Adjusted EBITDA is defined as EBITDA for the period presented adjusted for items considered by management to be non-recurring and excludes merger, impairment and restructuring charges and unusual items. The following table provides a summary of items considered by management to be non-recurring and one-time items, along with the related impact on Adjusted EBITDA for the periods presented.

                                                                           PRO FORMA
                                                           PRO FORMA         NINE
                                                           YEAR ENDED    MONTHS ENDED
                                                          DECEMBER 31,   SEPTEMBER 30,
                                                              1998           1999
                                                          ------------   -------------
EBITDA..................................................    $ 90,946       $ 97,086
Adjustments:
  Merger, impairment and restructuring charges..........      19,455             --
  Unusual items.........................................      (7,500)            --
                                                            --------       --------
Adjusted EBITDA.........................................    $102,901       $ 97,086
                                                            ========       ========

(4) The ratio of earnings to fixed charges is calculated by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges, which consists of interest charges (interest expense plus interest charged to construction), the portion of rent expense which is deemed to be equivalent to interest expense, and amortization of certain financing costs. Earnings were insufficient to cover fixed charges on a pro forma basis for the year ended December 31, 1998 by $12.5 million.

(5) Excludes 120 beds at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, which closed in June 1997 and is scheduled to reopen during the first quarter of 2000. See "Liquidity and Capital Resources" on page 69.

(6) Represents the total number of patients admitted (in the hospital for a period in excess of 23 hours) to our hospitals and is used by management and certain investors as a general measure of inpatient volume.

(7) Represents the average number of days that a patient stays in our hospitals.

(8) Represents the average number of inpatients in our hospitals each day.

(9) Represents the percentage of operating beds occupied by patients. Occupancy percentage does not include 120 beds at Rocky Mountain Medical Center.

                                  RISK FACTORS

     You should carefully consider the following factors in addition to the other information set forth in this prospectus before deciding to tender your old notes in the exchange offer. The risk factors described below -- other than "Holders who fail to exchange their old notes will continue to be subject to restriction on transfers" -- are generally applicable to the old notes as well as the new notes.

     The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently deem to be immaterial may also materially and adversely affect our business operations. If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected.

COMPANY RISKS

     OUR SIGNIFICANT INDEBTEDNESS MAY LIMIT OUR ABILITY TO GROW AND COMPETE WITH OTHER HOSPITAL MANAGEMENT COMPANIES

     We are a highly-leveraged company. On September 30, 1999, after giving pro forma effect to the offering of the old notes, the recapitalization in which our current principals acquired control of IASIS, the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare Corporation, the merger with management company and the related financings, we had $561.5 million of outstanding debt, excluding letters of credit and guarantees, including $331.5 million of senior indebtedness. Of such total debt, $230.0 million consisted of the old notes, $330.0 million consisted of borrowings under our credit facility and $1.5 million consisted of capitalized lease obligations. In addition, for the nine months ended September 30, 1999, on the same pro forma basis, our ratio of earnings to fixed charges was 1.3x.

     Our substantial indebtedness could have important consequences to you. For example, it could:

     - make it more difficult for us to satisfy our obligations with respect to the new notes;

     - increase our vulnerability to general adverse economic and industry conditions;

     - increase our vulnerability to interest rate fluctuations because much of our debt may be at variable interest rates;

     - limit our ability to obtain additional financing to fund future working capital, capital expenditures and other general corporate requirements;

     - limit our ability to use operating cash flow in other areas of our business because we must dedicate a substantial portion of these funds to make principal payments and fund debt service;

     - limit our ability to compete with others who are not as highly-leveraged;

     - limit our flexibility in planning for, or reacting to, changing market conditions, changes in our industry and economic downturns; and

     - limit, along with the financial and other restrictive covenants in our indebtedness, among other things, our ability to borrow additional funds. Failure to comply with those covenants could result in an event of default which, if not cured or waived, could have a material adverse effect on us.

     Our ability to make scheduled payments of principal or to satisfy our other debt obligations, to refinance our indebtedness, including the new notes, or to fund planned capital expenditures will depend on our future performance. Prevailing economic conditions and financial, business and other factors, many of which are beyond our control, will also affect our ability to make these payments.

     We cannot assure you that we will generate sufficient cash flow from operations, that we will realize anticipated revenue growth or operating improvements or that future borrowings will be available to us in an amount sufficient to enable us to pay our indebtedness, including the new notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the new notes, on or before maturity. We cannot assure you that we will be able to refinance any of our indebtedness, including our credit facility and the new notes, on commercially reasonable terms or at all.

     WE MAY BE SUBJECT TO RISKS ASSOCIATED WITH OUR ABILITY TO INCUR SUBSTANTIALLY MORE DEBT

     We and our subsidiaries may be able to incur substantial additional indebtedness in the future. The terms of the indenture do not fully prohibit us or our subsidiaries from doing so. The credit facility permits additional borrowings of up to $125.0 million and all of those borrowings would be senior to the new notes and the subsidiary guarantees. If we or our subsidiaries add new debt to our or their current debt levels, the related risks that we and they now face could intensify.

     IN THE EVENT THAT WE WERE TO SEEK BANKRUPTCY PROTECTION, HOLDERS OF THE NEW NOTES WOULD NOT BE REPAID UNTIL OUR CREDIT FACILITY IS REPAID

     The new notes and the subsidiary guarantees will be subordinated obligations to substantially all of our existing and future debt, in particular our credit facility, other than trade payables and any such debt that expressly provides that it ranks equally with, or subordinated to, the new notes or the subsidiary guarantees. Any subsidiary guarantee will be subordinated in right of payment to all senior indebtedness of the relevant guarantor subsidiary including guarantees of our credit facility. The new notes will also be effectively subordinated to all of our secured debt to the extent of the assets securing such indebtedness. As of September 30, 1999, on a pro forma basis after giving effect to the offering of the old notes, the recapitalization in which our current principals acquired control of IASIS and the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare Corporation, we had $331.5 million of senior debt, excluding letters of credit and guarantees. We may also incur additional senior indebtedness consistent with the terms of our debt agreements.

     In a bankruptcy, liquidation, reorganization or dissolution relating to us, our assets will be available to pay the new notes and the subsidiary guarantees only after all payments have been made on our senior indebtedness. We cannot assure you that sufficient assets would remain to make any payments on the new notes. In addition, all payments on the new notes and the subsidiary guarantees will be blocked in the event of a payment default on senior debt and may be blocked for up to 179 of 360 consecutive days in the event of certain non-payment defaults on senior debt.

     In the event of our bankruptcy, liquidation, reorganization or similar proceeding, our assets would be available to pay obligations on the new notes only after payments had been made on our senior indebtedness. Because the indenture under which the old notes were issued and the new notes will be issued requires that amounts otherwise payable to holders of the notes in a bankruptcy or similar proceeding be paid to holders of debt senior to such security instead, holders of the notes may receive less, ratably, than holders of trade payables in any such proceeding. In any of these cases, we and our guarantor subsidiaries may not have sufficient funds to pay all of our creditors, and holders of the new notes may receive less, ratably, than the holders of other debt.

     OUR DEBT AGREEMENTS CONTAIN PROVISIONS WHICH RESTRICT OUR ACTIVITIES AND MAY AFFECT OUR ABILITY TO MAKE PAYMENTS TO THE HOLDERS OF NEW NOTES

     The operating and financial restrictions and covenants in our existing debt agreements, including our credit facility and the indenture under which the old notes were issued and the new notes will be issued, and any future financing agreements may adversely affect our ability to finance future operations or capital needs or to engage in other business activities. Specifically, our debt agreements may restrict our ability to:

     - declare dividends or redeem or repurchase capital stock;

     - prepay, redeem or repurchase debt, including the new notes;

     - incur liens and engage in sale-leaseback transactions;

     - make loans and investments;

     - incur additional indebtedness;

     - amend or otherwise change debt and other material agreements;

     - make capital expenditures;

     - engage in mergers, acquisitions and asset sales;

     - enter into transactions with affiliates; and

     - change our primary business.

     A breach of any of the restrictions or covenants in our debt agreements could cause a default under the credit facility, other debt or the new notes. A significant portion of our indebtedness then may become immediately due and payable. We cannot assure you whether we would have, or be able to obtain, sufficient funds to make these accelerated payments, including payments on the new notes. For a further discussion of operating and financial restrictions affecting us, see the discussion under the captions "Description of Notes -- Covenants" on pages 110 to 112 and "Description of Credit Facility" on page 99.

     BECAUSE WE DO NOT HAVE AN INDEPENDENT OPERATING HISTORY, WE MAY NOT BE ABLE TO ACCURATELY PREDICT OUR WORKING CAPITAL REQUIREMENTS

     Our business operations were conducted by various entities owned directly or indirectly by Paracelsus Healthcare Corporation, Tenet Healthcare Corporation and their predecessors, and we have not had an independent operating history. In addition, while the members of our senior management team have extensive experience managing large groups of hospitals, they have not done so as a part of a single management team and they have not managed our hospitals. While our assets were owned by Paracelsus Healthcare Corporation and Tenet Healthcare Corporation, such assets benefitted from the use of some of the financial and administrative resources and infrastructure of Paracelsus Healthcare Corporation and Tenet Healthcare Corporation in such areas as treasury, legal, information services, cash flow maintenance and benefits administration. As a result of the recapitalization in which our current principals acquired control of IASIS and the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare Corporation, we will now be required to supplement our hospitals' financial and administrative systems and other resources to provide services necessary to operate successfully as an independent company. We will also need to fund our working capital requirements and other cash needs from our cash flow and other sources. We have a $125.0 million revolving credit facility, which was not drawn at the closing of the offering of the old notes (other than for the issuance of approximately $25.0 million of letters of credit) and that can be used to fund our working capital and other general corporate requirements. Our cash flow and the revolving credit facility may not, however, be adequate to meet our working capital and other cash needs in the future.

     WHEN OUR TRANSITIONAL SERVICES AGREEMENTS WITH PARACELSUS HEALTHCARE CORPORATION AND TENET HEALTHCARE CORPORATION EXPIRE, WE MAY HAVE DIFFICULTY OBTAINING SUBSTITUTE SERVICES AT A REASONABLE COST

     In connection with the recapitalization by which our current principals acquired control of IASIS and the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare Corporation, we entered into a transition services agreements pursuant to which Paracelsus Healthcare Corporation and Tenet Healthcare Corporation will continue to provide us with the following services for a period generally not to exceed twelve months:

     - information systems;

     - employees temporarily contracted from Tenet Healthcare Corporation; and

     - purchasing and contract services.

     When these agreements terminate, we will have to provide these services in-house or contract with third parties. Also, in connection with the recapitalization and the acquisition we received indemnification against specified liabilities as described under "The Transactions" on page 41. However, we cannot assure you that Paracelsus Healthcare Corporation and Tenet Healthcare Corporation will honor their indemnity obligations.

     BECAUSE OUR HISTORICAL FINANCIAL INFORMATION MAY NOT BE COMPARABLE TO FUTURE PERIODS, OUR FINANCIAL STATEMENTS MAY NOT ACCURATELY REFLECT CHANGES IN OUR FINANCIAL POSITION

     The historical financial information included in this prospectus may not necessarily reflect our results of operations, financial position and cash flows in the future or what our results of operations, financial position and cash flows would have been had we been a separate, independent entity during the periods presented. The historical financial information included in this prospectus does not reflect many significant changes that have occurred in our capital structure, funding and operations. These significant changes have resulted from the recapitalization in which our current principals acquired control of IASIS, the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare Corporation, the credit facility and the offering of the old notes. In addition, we expect to incur costs in operating as an independent company. As a consequence, our results of operations and financial condition subsequent to the recapitalization and the acquisition are not and will not be comparable to prior periods.

     BECAUSE OF FACTORS BEYOND OUR CONTROL, WE MAY BE UNABLE TO ACHIEVE ESTIMATED COST SAVINGS

     Our business plan anticipates that we will have the ability to operate our hospitals with lower costs than the overhead allocated by former owners. These potential annualized cash cost savings are reflected as supplemental adjustments in the unaudited pro forma combined financial information and elsewhere in this prospectus. The potential cost savings are based on analyses completed by members of our management. Such analyses necessarily involve assumptions as to future events, including general business and industry conditions, competitive factors, local labor markets and labor productivity, many of which are beyond our control and may not materialize. While we believe these analyses and underlying assumptions to be reasonable, there could be unforeseen factors that may offset the estimated cost savings or other components of our business plan in whole or in part. As a result, our actual cost savings may vary considerably, or be considerably delayed, compared to the estimates described in this prospectus.

     BECAUSE OF FACTORS BEYOND OUR CONTROL, WE MAY BE UNABLE TO ACHIEVE OUR BUSINESS STRATEGIES

     Our business plan for IASIS depends upon our successful execution of our business strategies. However, we cannot assure you that we will successfully implement our plans or that the costs of implementing our plans will not exceed anticipated costs or the anticipated cost savings. We also cannot be sure as to the timing or amount of any positive contribution which may be realized or that these changes might not result in unanticipated material adverse consequences.

     Our future results of operations will also depend upon a number of factors and events, some of which are beyond our control, including the following:

     - the levels of demand for our existing services;

     - our ability to develop new services and successfully implement our growth initiatives;

     - our ability to control our costs and repay our indebtedness;

     - the substantial competition we encounter;

     - our transition to an independent company and the costs associated therewith;

     - possible changes in the healthcare industry and healthcare regulations;
       and

     - general economic conditions.

     WE OPERATE EXCLUSIVELY IN FOUR STATES AND ARE SUBJECT TO RISKS ARISING FROM CHANGES IN INDIVIDUAL MARKETS

     Five of our fifteen general, acute care hospitals will be located in Utah, three hospitals will be located in Arizona, three hospitals will be located in Florida, and four hospitals will be located in Texas. Accordingly, any material change in the current demographic, economic, competitive and regulatory conditions in Utah, Arizona, Florida or Texas could adversely effect us. On a pro forma basis for the nine months ended September 30, 1999, 26.9% of our net revenues were generated by our Utah hospitals, 23.7% were generated by our Arizona hospitals, 23.4% were generated by our Florida hospitals and 26.0% were generated by our Texas hospitals.

     THE LOSS OF ANY OF OUR KEY PERSONNEL WITH HEALTHCARE EXPERTISE COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FINANCIAL CONDITION

     Our success is largely dependent on the skills, experience and efforts of our senior management team. Our operations are also dependent on the efforts, ability and experience of key members of our hospital management staffs. The loss of services of one or more members of the senior management team or of a significant portion of our hospital management staff at one or more of our hospitals could have a material adverse effect on our business, financial condition and results of operations. We do not maintain key man life insurance policies on any of our officers. For further information regarding our senior management team, see the discussion below under the caption "Management" beginning on page 91.

     OUR FAILURE TO RETAIN AND RECRUIT PHYSICIANS AND OTHER HEALTHCARE PROFESSIONALS COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FINANCIAL CONDITION

     The success of our hospitals is largely dependent upon the number and quality of the physicians representing various specialties on our hospitals' medical staffs. We generally do not employ our physicians and most of our physicians have admitting privileges at multiple hospitals. The loss of physicians in the communities in which we operate, or our inability to recruit physicians to these communities, could have a material adverse effect on our business, financial condition or results of operations. The operations of our hospitals may also be affected by difficulties in retaining and recruiting nurses and other healthcare professionals in these communities.

     THE INABILITY TO INTEGRATE MANAGEMENT INFORMATION SYSTEMS INTO OUR HOSPITALS OR THE TERMINATION OR DEFAULT OF THIRD-PARTY VENDORS OF THOSE INFORMATION SYSTEMS MAY ADVERSELY AFFECT OUR BUSINESS AND REVENUES

     Our success is dependent in part on our access to sophisticated information systems and our ability to integrate these systems into our hospitals. Information management systems are critical to negotiating, pricing and managing payor contracts and such systems are expected to assist us in realizing operating efficiencies and enabling us to capture, maintain, monitor and analyze cost, quality and utilization data. We may experience unanticipated delays, complications and expenses in implementing, integrating and operating such systems. Furthermore, such systems may require modifications, improvements, replacements or substantial expenditures and may require interruptions in operations during implementation. To the extent such systems require software and support from third-party vendors, termination by such vendors of their relationships with us, or a default in the performance of such vendors' contractual obligations with respect to us, could have a negative impact on our business and revenues. There can be no assurance that we will be able to obtain or maintain these systems or that these systems or vendors' support could be replaced by us in a reasonable time or at a reasonable cost.

     BECAUSE OF THE INCREASE OF PROFESSIONAL LIABILITY CLAIMS, MALPRACTICE LIABILITY INSURANCE MAY BE UNAVAILABLE OR MORE EXPENSIVE

     In recent years, physicians, hospitals and other healthcare providers have become subject to an increasing number of lawsuits alleging malpractice, product liability or related legal theories, many of which involve large claims and significant defense costs. To cover various claims arising out of the operations of our hospitals, we maintain professional malpractice liability insurance and general liability insurance in amounts that management believes to be sufficient for our operations. However, some claims may exceed, or may not
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

be covered by, the policy in effect. The cost of malpractice and other liability insurance has risen significantly during the past few years. We cannot assure you that adequate levels of insurance will continue to be available at a reasonable cost to us.

     BECAUSE OF FACTORS BEYOND OUR CONTROL, WE MAY BE UNABLE TO ACHIEVE OUR ACQUISITION STRATEGY

     One element of our business strategy is expansion through the acquisition of hospitals in our existing and new high growth markets. The competition to acquire hospitals is significant, and there can be no assurance that suitable acquisitions, for which other healthcare companies (including those with greater financial resources than us) may be competing, can be accomplished on terms favorable to us, that financing, if necessary, can be obtained for such acquisitions or that acquired facilities can be effectively integrated with our operations. The consummation of acquisitions may result in the incurrence of or assumption by us of additional indebtedness. We cannot assure you that even if we continue to acquire and/or enter into partnerships or affiliations with additional facilities and related healthcare service providers in the geographic areas in which we currently operate, federal and state regulatory agencies will not constrain our ability to grow. Additionally, we cannot assure you that we will be able to operate profitably, or effectively integrate the operations of or otherwise achieve the intended benefits from, any hospitals, facilities, businesses or other assets we may acquire or with which we may enter into partnerships or affiliations.

     Acquired businesses may have unknown or contingent liabilities, including liabilities for failure to comply with healthcare laws and regulations. Although we have policies to conform the practices of acquired facilities to our standards, and generally will seek indemnification from prospective sellers covering these matters, there can be no assurance that we will not become liable for past activities of acquired businesses or that any such liabilities will not be material.

     THE INTERESTS OF OUR CONTROLLING STOCKHOLDER, JOSEPH LITTLEJOHN & LEVY, MAY CONFLICT WITH YOUR INTERESTS AS A NEW NOTE HOLDER

     JLL Healthcare, LLC, which is controlled by Joseph Littlejohn & Levy Fund III, L.P., an affiliate of Joseph Littlejohn & Levy, beneficially owns 84.7% of our outstanding common stock. As a result of its voting power, Joseph Littlejohn & Levy Fund III, L.P. is in a position to elect a majority of our board of directors and control all matters affecting us, including any determination with respect to:

     - our direction and policies;

     - the acquisition and disposition of assets;

     - future issuances of common stock, preferred stock or other securities;

     - our future incurrence of debt; and

     - any dividends on the common stock or preferred stock.

     Some decisions concerning our operations or financial structure may present conflicts of interest between Joseph Littlejohn & Levy Fund III, L.P. and the holders of the new notes. If we encounter financial difficulties or are unable to pay our debts as they mature the interests of our equity holders might conflict with those of the holders of the new notes. In addition, our equity holders may have an interest in pursuing acquisitions, divestitures, financings or other transactions, that, in their judgment, could enhance their

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

equity investment even though such transactions might involve risks to the holders of the new notes.

INDUSTRY RISKS

     THE USE OF ALTERNATIVES TO HOSPITAL TREATMENTS MAY REDUCE THE NUMBER AND LENGTH OF STAYS IN OUR HOSPITALS AND MAY NEGATIVELY AFFECT US

     Increased competition, excess capacity at hospitals, a shift from inpatient to outpatient treatment and consolidation has led the hospital industry to the emphasis on the use of alternative healthcare delivery systems. Those alternative healthcare systems include home health services, outpatient surgery and emergency and diagnostic centers. With patients being treated and procedures being performed outside of hospitals, the number and the length of hospital stays has been reduced and has led to a higher acuity level for patients who are admitted to hospitals. The principal factors contributing to these trends are:

     - advances in medical technology and pharmaceuticals;

     - cost-containment efforts by managed care payors, employers and traditional healthcare insurers;

     - changes in regulations and reimbursement policies;

     - increases in the number and type of competing healthcare providers; and

     - changes in physician practice patterns. Some of the hospitals that compete with ours have greater financial resources and/or are owned by governmental agencies or not-for-profit corporations supported by endowments and charitable contributions and can finance capital expenditures on a tax-exempt basis. We expect these trends and factors to continue and they may adversely impact our hospitals.

     WE MAY BE ADVERSELY AFFECTED IF WE ARE UNABLE TO ENTER INTO FAVORABLE CONTRACTS WITH MANAGED CARE PAYORS OR TO RETAIN AND RECRUIT PHYSICIANS

     The revenues and operating results of most of our hospitals are significantly affected by our ability to negotiate favorable contracts with Health Maintenance Organizations, Preferred Provider Organizations and other managed care payors. Our future success will depend, in part, on our hospitals' ability to continue to retain and recruit physicians, to enter into managed care contracts and to organize and structure local hospital networks. We cannot assure you that our hospitals will continue to be able to, on terms favorable to us,

     - retain and recruit physicians,

     - enter into managed care contracts, or

     - organize and structure local hospital networks,

for which other healthcare companies, including some with greater financial resources or a wider range of services, may be competing. We expect pressures imposed by government and private payors and the increasing percentage of business negotiated with purchasers of group healthcare services to continue to affect our hospitals.

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

     BECAUSE OF RECENT LEGISLATIVE CHANGES WE MAY BE ADVERSELY AFFECTED BY LIMITATIONS ON PAYMENTS PROVIDED BY GOVERNMENTAL PROGRAMS

     Payments from government healthcare programs, such as Medicare and Medicaid, accounted for approximately 38.2% of our pro forma net operating revenues for the nine months ended September 30, 1999. Recent legislative changes, including those enacted as part of the Balanced Budget Act of 1997, have resulted in limitations on and, in some cases, reductions in levels of, payments to healthcare providers under many of these government programs. Many changes imposed by the Balanced Budget Act are being phased in over a period of years. The Balanced Budget Act significantly changes the method of payment under the Medicare and Medicaid programs which has resulted, and we expect will continue to result, in significant reductions in payments for our inpatient, outpatient, home health and skilled nursing services.

     BECAUSE WE ENTER INTO CAPITATED CONTRACTS WITH PRIVATE PAYORS WE MAY BE ADVERSELY AFFECTED BY LIMITATIONS ON PAYMENTS AND REIMBURSEMENTS

     Private payors, including indemnity and managed care payors, accounted for approximately 61.8% of our pro forma net operating revenues for the nine months ended September 30, 1999. These payors are increasingly demanding discounted fee structures or the assumption by healthcare providers of all or a portion of the financial risk through prepaid capitation arrangements. With capitated contracts, we receive specific fixed periodic payments from a Health Maintenance Organization, Preferred Provider Organizations, or employer, based on the number of members of such organization we service. In return, we agree to provide healthcare services to such members regardless of the actual costs incurred and services provided. The profitability of such contracts depends upon our ability to negotiate payments per patient that, in the aggregate, are adequate to cover the cost of meeting the healthcare needs of the covered individuals. We cannot assure you that we will be able to enter into any such contracts or that, if we do, the payments received will be adequate to cover the cost of meeting the healthcare needs of the covered persons.

     Pre-authorization and utilization review and payor pressure to maximize outpatient and alternative healthcare services negatively affect inpatient utilization, average lengths of stay and occupancy rates. Efforts to impose reduced allowances, greater discounts and more stringent cost controls by government and other payors are also expected to continue. Although we are unable to predict the effect these changes will have on our operations, significant limits on the scope of services reimbursed and on reimbursement rates and fees could have a material adverse effect on our business, financial condition or results of operations.

     BECAUSE THE HEALTHCARE INDUSTRY IS SUBJECT TO EXTENSIVE REGULATION, WE MAY BE SUBJECT TO INCREASED SCRUTINY WITH RESPECT TO CONDUCTS UNDER FRAUD AND ABUSE LAWS AND OTHER LAWS

     The healthcare industry is subject to extensive regulation relating to

     - licensure,

     - conduct of operations,

     - ownership of facilities,

     - addition of facilities and services and

     - payment for services.

In particular, the Medicare and Medicaid antikickback, antifraud and abuse amendments codified under Section 1128B(b) of the Social Security Act prohibit business practices and relationships that might affect the provision and cost of healthcare services payable under Medicare, Medicaid and other government programs. The business practices included are the offering, soliciting, paying or receiving remuneration in return for the referral of patients whose care will be paid for by these government programs. Sanctions for violating the antikickback amendments include criminal penalties and civil sanctions, including fines and possible exclusion from government programs such as the Medicare and Medicaid programs. In addition to the federal antikickback amendments, many states have adopted similar provisions prohibiting some kickback arrangements. Some of these state prohibitions apply to referral of patients for healthcare services reimbursed by any source, not only the Medicare and Medicaid programs.

     We believe that the healthcare industry will continue to be subject to increased government scrutiny and investigations and that we may be adversely affected by these and other regulatory frameworks. See "Business -- Government Regulation and Other Factors."

     BECAUSE OF THE INCREASED USE OF THE FALSE CLAIMS ACT, WE MAY BE SUBJECT TO ACTIONS BROUGHT BY INDIVIDUALS ON BEHALF OF THE GOVERNMENT

     Under the federal False Claims Act, individuals may bring actions under the False Claims Act qui tam, or "whistleblower" provisions. Whistleblower provisions allow private individuals to bring actions on behalf of the government alleging that the defendant has defrauded the federal government.

     When a defendant is determined to be liable under the False Claims Act, it must pay three times the actual damages sustained by the government, plus mandatory civil penalties. Among the many potential bases for liability under the False Claims Act, liability often arises when an entity knowingly submits a false claim for reimbursement to the United States government. The False Claims Act defines the term "knowingly" broadly. In some circumstances, submitting a claim with reckless disregard to its truth or falsity constitutes "knowing" submission and, therefore, will qualify for liability. From time to time, companies in the healthcare industry, including ours, may be subject to qui tam actions. We are unable to predict the impact of such actions.

     A DETERMINATION OF MATERIAL VIOLATION UNDER THE MEDICARE PROGRAM COULD ADVERSELY AFFECT US.

     Under the Medicare program, acute care hospitals receive reimbursement under a prospective payment system for inpatient hospital services. Payment amounts per inpatient discharge are established based on the patient's assigned diagnosis related group. The diagnosis related group classifies categories of illnesses according to the estimated intensity of hospital resources necessary to furnish care for each principal diagnosis. Although we believe that we are in compliance in all material respects with these laws, rules and regulations, if a determination were made that we were in material violation of these laws, rules or regulations, it could have a material adverse effect on our business, financial condition or results of operations.

     BECAUSE OF FACTORS BEYOND OUR CONTROL, WE MAY BE ADVERSELY AFFECTED BY HEALTHCARE REFORM LEGISLATION

     Healthcare reform continues to attract much legislative interest and public attention. In recent years, an increasing number of legislative proposals have been introduced or proposed in Congress and in some state legislatures that would effect major changes in the healthcare system, either nationally or at the state level. Proposals that have been considered include

     - cost controls on hospitals,

     - insurance market reforms to increase the availability of group health insurance to small businesses,

     - patients' bill of rights and

     - requirements that all businesses offer health insurance coverage to their employees.

The costs of some proposals would be funded in significant part by reductions in payments by governmental programs, including Medicare and Medicaid, to healthcare providers such as hospitals. There can be no assurance that future healthcare legislation or other changes in the administration or interpretation of governmental healthcare programs that affect our revenues or increase our costs will not have a material adverse effect on our business, financial condition or results of operations.

     WE MAY BE ADVERSELY AFFECTED BY GOVERNMENT INVESTIGATIONS THAT MAY RESULT IN INTERPRETATIONS THAT ARE INCONSISTENT WITH OUR INDUSTRY PRACTICES

     There are numerous ongoing federal and state investigations regarding, among others,

     - cost reporting,

     - billing practices relating to clinical laboratory test claims,

     - home health agency costs,

     - physician recruitment practices, and

     - physician ownership of healthcare providers and joint ventures with hospitals.

Because the law in this area is complex and constantly evolving, there can be no assurance that government investigations will not result in interpretations that are inconsistent with industry practices, including ours.

     The federal government has also launched a national investigative initiative targeting the billing of claims for inpatient services related to bacterial pneumonia, as the government has found that many hospital providers have attempted to bill for pneumonia cases under more complex and expensive reimbursement codes, such as diagnosis related group codes.

     We are aware that prior to our ownership of them, various of the acquired hospitals were contacted in relation to certain government initiatives which were targeted at an entire segment of the healthcare industry. While we take the position that, under the terms of the agreements pursuant to which we acquired these hospitals, the prior owners retained any liability resulting from these government initiatives, we cannot assure you that the prior owners' resolution of these matters, in the event that any resolution was deemed necessary, will not have an effect on our operations.

     In addition, we cannot assure you that governmental entities will not initiate similar investigations in the future at hospitals operated by us and that such investigations will not result in significant penalties to us. Governmental investigation of us or entities with whom we do business could result in adverse publicity concerning us and could limit our ability to make acquisitions.

     The positions taken by authorities in the current investigations or any future investigations of us or other providers and the liabilities or penalties that may be imposed could have a material adverse effect on our business, financial condition or results of operations. For further information regarding government investigations, see "Business -- Healthcare Industry Investigations" beginning of page 88.

OFFERING RISKS

     BECAUSE OF FACTORS BEYOND OUR CONTROL, WE MAY BE UNABLE TO REPURCHASE THE NEW NOTES UPON A CHANGE OF CONTROL

     Upon the occurrence of a change of control, you may require us to repurchase your new notes at 101% of their principal, plus accrued and unpaid interest to the date of purchase. Please note, however, that events that would constitute a change of control also would constitute an event of default under our credit facility. The occurrence of an event of default under our credit facility will constitute an event of default under the indenture.

     Any of our future credit agreements or other agreements relating to indebtedness may contain similar restrictions and provisions. Accordingly, we may not be able to satisfy our obligations to purchase your new notes unless we are able to refinance or obtain waivers with respect to our credit facility and other indebtedness. If we do not obtain a waiver or consent or repay these borrowings, we would remain prohibited from purchasing the new notes by the terms of the relevant senior indebtedness.

     Our failure to purchase the tendered new notes would constitute an event of default under the indenture which would, in turn, constitute a default under our credit facility and could constitute a default under other senior indebtedness. In this situation, the subordination provisions in the indenture would likely restrict payments to the holders of the new notes until our obligations under the credit facility and any other senior indebtedness are paid in full. We cannot assure you that we will have sufficient resources to purchase your new notes in the event of change of control particularly if the change of control requires us to refinance or results in the acceleration of other indebtedness. For a further discussion and definition of a change of control, see "Description of Notes -- Repurchase at the Option of Holders" on pages 106 to 107.

     THE NOTES AND THE SUBSIDIARY GUARANTEES COULD BE VOID IF THEY ARE FOUND BY A COURT TO BE FRAUDULENT CONVEYANCES

     Under the federal bankruptcy law and comparable provisions of state fraudulent transfer laws, the new notes and the subsidiary guarantees could be voided, or claims in respect of the new notes or the subsidiary guarantees could be subordinated to all of our other debts or debt of any guarantor subsidiary, if, among other things, we or such guarantor subsidiary, at the time we or it incurred the indebtedness evidenced by the new notes or guarantee:

     - received less than reasonably equivalent value or fair consideration for the incurrence of such indebtedness;

     - was insolvent or rendered insolvent by reason of such incurrence;

     - was engaged in a business or transaction for which our or such guarantor subsidiary's remaining assets constituted unreasonably small capital; or

     - intended to incur, or believed that we or it would incur, debts beyond our or its ability to pay such debts as they mature.

     In addition, any payment by us or such guarantor subsidiary pursuant to the new notes or any subsidiary guarantee could be voided and required to be returned to us, such guarantor subsidiary or to a fund for the benefit of our creditors or the creditors of such guarantor subsidiary.

     The measures of insolvency for purposes of these fraudulent transfer laws will vary depending upon the law applied in any proceeding to determine whether a fraudulent transfer has occurred. Generally, however, we or a guarantor subsidiary would be considered insolvent if:

     - the sum of our or such guarantor subsidiary's debts, including contingent liabilities, was greater than the fair saleable value of all of our or such guarantor subsidiary's assets;

     - the present fair saleable value of our or such guarantor subsidiary's assets was less than the amount that would be required to pay our or such guarantor subsidiary's probable liability on existing debts, including contingent liabilities, as they become absolute and mature; or

     - we or any guarantor subsidiary could not pay debts as they become due.

     Based on historical financial information, recent operating history and other factors, neither we nor any of our guarantor subsidiaries believes that, immediately after issuance of the new notes, it will be insolvent, will have unreasonably small capital for the business in which it is engaged or will have incurred debts beyond its ability to pay as they mature. There can be no assurance, however, as to what standard a court would apply in making such determinations or that a court would agree with our or our guarantor subsidiaries' conclusions in this regard.

     BECAUSE THERE IS NO ESTABLISHED TRADING MARKET FOR THE NOTES, YOU MAY FIND IT DIFFICULT TO SELL YOUR NOTES

     There is no established trading market for the new notes or the old notes. Although J.P. Morgan Securities Inc., the initial purchaser from the offering of the old notes, has informed us that it currently intends to make a market in the new notes it has no obligation to do so and may discontinue making a market at any time without notice.

     We do not intend to apply for listing of the new notes on any securities exchange or for quotation through The Nasdaq National Market.

     The liquidity of any market for the new notes will depend upon the number of holders of the new notes, our performance, the market for similar securities, the interest of securities dealers in making a market in the new notes and other factors relating to us. A liquid trading market may not develop for the new notes. In addition, to the extent old notes are tendered and accepted in the exchange offer, the trading market, if any, for the old notes would be adversely affected.

     HOLDERS WHO FAIL TO EXCHANGE THEIR OLD NOTES WILL CONTINUE TO BE SUBJECT TO RESTRICTIONS ON TRANSFERS

     If you do not exchange your old notes for new notes in the exchange offer, you will continue to be subject to the restrictions on transfer of your old notes described in the legend on the certificates for your old notes. The restrictions on transfer of your old notes arise because we issued the old notes under exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In general, you may only offer or sell the old notes if they are registered under the Securities Act and applicable state securities laws, or offered and sold under an exemption from these requirements. We do not plan to register the old notes under the Securities Act. For further information regarding the consequences of tendering your old notes in the exchange offer, see the discussions below under the captions "The Exchange Offer -- Consequences of Exchanging or Failing to Exchange Old Notes" on page 35 and "Certain United States Federal Income Tax Consequences" on pages 36 to 37.

     SOME HOLDERS WHO EXCHANGE THEIR OLD NOTES MAY BE DEEMED TO BE UNDERWRITERS

     If you exchange your old notes in the exchange offer for the purpose of participating in a distribution of the new notes, you may be deemed to have received restricted securities and, if so, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     BECAUSE OF RISKS AND UNCERTAINTIES BEYOND OUR CONTROL, THE FORWARD-LOOKING STATEMENTS IN THIS PROSPECTUS MAY NOT PROVE TO BE ACCURATE.

     This prospectus includes or incorporates forward-looking statements regarding, among other things, our financial condition and business strategy. We have based these forward-looking statements on our current expectations and projections about future events. While we believe these expectations and projections are reasonable, such forward-looking statements are inherently subject to risks, uncertainties and assumptions about us, including, among other things:

     - our high degree of leverage;

     - our ability to incur substantially more debt;

     - operating and financial restrictions in our debt agreements;

     - our ability to service indebtedness incurred in connection with the transactions described in this prospectus;

     - our lack of history as an independent operating company;

     - our ability to achieve estimated cost savings;

     - our ability to successfully implement our business strategies;

     - intense levels of competition in the healthcare industry;

     - the risks related to healthcare regulation reforms; and

     - our ability to successfully integrate any future acquisitions.

     We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus might not occur. These forward looking statements are also subject to the risks, uncertainties and assumptions discussed above, as well as under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" on pages 63 to 64.

                                USE OF PROCEEDS

     We will not receive any cash proceeds from the issuance of the new notes in the exchange offer. We will receive old notes in like principal amount in exchange for the issuance of the new notes in the exchange offer. We will cancel all old notes surrendered in exchange for new notes in the exchange offer.

     The net proceeds from the offering of the old notes, after deducting underwriting discounts and commissions and our expenses, were approximately $223,100,000 and together with amounts available under the credit facility and the issuance of our preferred stock were used to

     - repay our $200.0 million credit facility, of which approximately $160.0 million was outstanding, in its entirety (hereinafter referred to as the $160.0 million credit facility),

     - finance the acquisition of hospitals and related facilities from Tenet Healthcare Corporation,

     - fund an opening cash balance required for working capital, and

     - pay related fees and expenses of the transactions.

     Our $160.0 million credit facility consisted of a revolving loan facility and a Term-A Loan having final maturities of October 8, 2005, a Term-B Loan having a final maturity of April 8, 2006 and a Term-C Loan of January 8, 2000. The loans under the $160.0 million credit facility bore interest at a rate per annum equal to The Bank of Nova Scotia's alternate base rate plus a margin of 2.00% for revolving loans, 1.00% for Term-A Loans, and 3.00% for Term-B Loans and Term-C Loans. Borrowings under our $160.0 million credit facility were used to finance a portion of the recapitalization in which our current principals acquired control of IASIS.

     The material terms of our current credit facility are described under the caption "Description of Credit Facility" on pages 99 to 100. For further information regarding the current indebtedness of IASIS, see "Capitalization" on page 44.

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

                               THE EXCHANGE OFFER

TERMS OF THE EXCHANGE OFFER; PERIOD FOR TENDERING OLD NOTES

     On October 15, 1999, we issued an aggregate principal amount of $230,000,000 of our 13% Senior Subordinated Notes due 2009 in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The old notes were issued, and the new notes will be issued, under an indenture, dated as of October 15, 1999, by and among IASIS, our wholly owned subsidiaries, as subsidiary guarantors, and The Bank of New York, as trustee. We sold the old notes to J.P. Morgan Securities Inc. as initial purchaser, under a purchase agreement, dated October 13, 1999, among IASIS, the subsidiary guarantors and J.P. Morgan Securities Inc. When we sold the old notes to J.P. Morgan, we also signed a registration rights agreement in which we agreed to exchange all the issued and outstanding old notes for a like principal amount of our 13% Senior Subordinated Exchange Notes due 2009. Copies of the indenture and the registration rights agreement are filed as exhibits to the registration statement of which this prospectus is a part. The terms of the new notes are substantially identical to those of the old notes, except that the transfer restrictions and registration rights relating to the old notes do not apply to the new notes.

     This prospectus and the enclosed letter of transmittal constitute an offer to exchange new notes for all of the issued and outstanding old notes. This exchange offer is being extended to all holders of the old notes. As of the date of this prospectus, $230,000,000 aggregate principal amount of the old notes are outstanding. This prospectus and the enclosed letter of transmittal are first being sent on or about [effective date], 2000, to all holders of old notes known to us. Subject to the conditions listed below, we will accept for exchange all old notes which are properly tendered on or prior to the expiration of the exchange offer and not withdrawn as permitted below. The exchange offer will expire at 5:00 p.m., New York City time, on [twenty business days after effective date]. However, if we, in our sole discretion, extend the period of time during which the exchange offer is open, the exchange offer will expire at the latest time and date to which we extend the exchange offer. Our obligation to accept old notes for exchange in the exchange offer is subject to the conditions listed below under the caption "-- Conditions to the Exchange Offer."

     We expressly reserve the right, at any time and from time to time, to extend the period of time during which the exchange offer is open, and thereby delay acceptance for exchange of any old notes. If we elect to extend the period of time during which the exchange offer is open, we will give you oral or written notice of the extension and delay, as described below. During any extension of the exchange offer, all old notes previously tendered and not withdrawn will remain subject to the exchange offer and may be accepted for exchange by us. We will return to the registered holder, at our expense, any old notes not accepted for exchange as promptly as practicable after the expiration or termination of the exchange offer. In the case of an extension, we will issue a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration of the exchange offer.

     We expressly reserve the right to amend or terminate the exchange offer, and not to accept for exchange any old notes not previously accepted for exchange if any of the events described below under the caption "-- Conditions to the Exchange Offer" should occur. We will give you oral or written notice of any amendment, termination or nonacceptance as promptly as practicable.

     Following completion of the exchange offer, we may, in our sole discretion, commence one or more additional exchange offers to those holders of old notes who did not exchange their old notes for new notes. The terms of these additional exchange offers may differ from those applicable to this exchange offer, as provided in the registration rights agreement. We may use this prospectus, as amended or supplemented from time to time, in connection with any additional exchange offers. These additional exchange offers will take place from time to time until all outstanding old notes have been exchanged for new notes, subject to the terms and conditions contained in the prospectus and letter of transmittal we will distribute in connection with the additional exchange offers.

PROCEDURES FOR TENDERING OLD NOTES

     Old notes tendered in the exchange offer must be in denominations of $1,000 principal amount and any integral multiple thereof.

     When you tender your old notes, and we accept the old notes, this will constitute a binding agreement between you and IASIS, subject to the terms and conditions set forth in this prospectus and the enclosed letter of transmittal. Unless you comply with the procedures described below under the caption "-- Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the exchange offer to participate in the exchange offer:

          (1) tender your old notes by sending the certificates for your old notes, in proper form for transfer, a properly completed and duly executed letter of transmittal, with any required signature guarantees, and all other documents required by the letter of transmittal, to The Bank of New York, as exchange agent, at one of the addresses listed below under the caption "-- Exchange Agent"; or

          (2) tender your old notes by using the book-entry procedures described below under the caption "-- Book-Entry Transfer" and transmitting a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal, to The Bank of New York, as exchange agent, at one of the addresses listed below under the caption
              "-- Exchange Agent."

     In order for a book-entry transfer to constitute a valid tender of your old notes in the exchange offer, the exchange agent must receive a confirmation of book-entry transfer of your old notes into the exchange agent's account at The Depository Trust Company ("DTC") prior to the expiration of the exchange offer. The term "agent's message" means a message, transmitted by DTC and received by the exchange agent and forming a part of the book-entry confirmation, which states that DTC has received an express acknowledgment from you that you have received and have agreed to be bound by the letter of transmittal. If you use this procedure, we may enforce the letter of transmittal against you.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OLD NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL OR AGENT'S MESSAGES TO US.

     Signatures on a letter of transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless you are either (1) a registered holder of old notes and have not completed the box entitled "Special Issuance Instructions" or "Special Delivery

Instructions" on the letter of transmittal or (2) exchanging old notes for the account of an eligible guarantor institution. An eligible guarantor institution means:

     - Banks, as defined in Section 3(a) of the Federal Deposit Insurance Act;

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers, as defined in the Securities Exchange Act of 1934, as amended;

     - Credit unions, as defined in Section 19B(1)(A) of the Federal Reserve
       Act;

     - National securities exchanges, registered securities associations and clearing agencies, as these terms are defined in the Exchange Act; and

     - Savings associations, as defined in Section 3(b) of the Federal Deposit Insurance Act.

     If signatures on a letter of transmittal or a notice of withdrawal are required to be guaranteed, the guarantor must be an eligible guarantor institution. If you plan to sign the letter of transmittal but you are not the registered holder of the old notes -- which term, for this purpose, includes any participant in DTC's system whose name appears on a security position listing as the owner of the old notes -- you must have the old notes signed by the registered holder of the old notes and that signature must be guaranteed by an eligible guarantor institution. You may also send a separate instrument of transfer or exchange signed by the registered holder and guaranteed by an eligible guarantor institution, but that instrument must be in a form satisfactory to us in our sole discretion. In addition, if a person or persons other than the registered holder or holders of old notes signs the letter of transmittal, certificates for the old notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders that appear on the certificates for old notes.

     All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of old notes tendered for exchange will be determined by us in our sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of old notes improperly tendered or to not accept any old notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any old notes either before or after the expiration of the exchange offer -- including the right to waive the ineligibility of any holder who seeks to tender old notes in the exchange offer. Our interpretation of the terms and conditions of the exchange offer as to any particular old notes either before or after the expiration of the exchange offer -- including the terms and conditions of the letter of transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of old notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, The Bank of New York, as exchange agent, nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of old notes for exchange, nor will we have any liability for failure to give this notification.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign the letter of transmittal or any certificates for old notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

     By tendering your old notes, you represent to us:

          (1) that you are not an "affiliate" of IASIS, as defined in Rule 144 under the Securities Act;

          (2) that at the time of the commencement of the exchange offer, you do not have any arrangement or understanding with any person to participate nor do you engage or intend to engage in the distribution of the new notes; and

          (3) that any new notes you receive in the exchange offer are being acquired by you in the ordinary course of your business.

ACCEPTANCE OF OLD NOTES FOR EXCHANGE; DELIVERY OF NEW NOTES

     Upon satisfaction or waiver of all of the conditions to the exchange offer, we will accept, promptly after the expiration of the exchange offer, all old notes properly tendered and will issue the new notes promptly after acceptance of the old notes. For purposes of the exchange offer, we will be deemed to have accepted properly tendered old notes for exchange when, as and if we have given oral or written notice of acceptance to The Bank of New York, as exchange agent, with written confirmation of any oral notice to be given promptly after any oral notice.

     For each old note accepted for exchange in the exchange offer, the holder of the old note will receive a new note having a principal amount at maturity equal to that of the surrendered old note. Interest on the new note will accrue:

          (1) from the later of (a) the last date to which interest was paid on the old note surrendered in exchange for the new note or (b) if the old note is surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of the exchange and as to which interest will be paid, the date to which interest will be paid on such interest payment date; or

          (2) if no interest has been paid on the old note, from and including October 15, 1999.

     If the exchange offer is not completed by [thirty days after effective date], and IASIS does not have an effective shelf registration statement on file with the SEC to register the old notes on that date, the interest rate on the old notes will be equal to a per annum rate of 0.50% the first 90 day-period and will increase by an additional per annum rate of 0.25% with respect to each subsequent 90-day period, up to a maximum amount of 2.0%, until the exchange offer is completed or an effective shelf registration statement is on file with the SEC. Payments of interest, if any, on old notes that were exchanged for new notes will be made on each April 15th and October 15th during which the new notes are outstanding. Interest payments will be made to the person who, at the close of business on the October 1st or April 1st next preceding the interest payment date, is the registered holder of the old notes if the record date occurs prior to the exchange, or is the registered holder of the new notes if the record date occurs on or after the date of the exchange, even if the notes are cancelled after the record date and on or before the interest payment date. For a further discussion of the events in which we would be required to pay liquidated damages, see the caption "Description of Notes -- Registration Rights; Liquidated Damages" on page 131.

     In all cases, the issuance of new notes in exchange for old notes will be made only after The Bank of New York, as exchange agent, timely receives:

          (1) either certificates for all physically tendered old notes, in proper form for transfer, or a book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC, as the case may be, and

          (2) a properly completed and duly executed letter of transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal.

     If for any reason we do not accept any tendered old notes or if old notes are submitted for a greater principal amount than the holder desires to exchange, we will return the unaccepted or non-exchanged old notes without expense to the registered tendering holder. In the case of old notes tendered by book-entry transfer into the exchange agent's account at DTC by using the book-entry procedures described below, the unaccepted or non-exchanged old notes will be credited to an account maintained with DTC. Any old notes to be returned to the holder will be returned as promptly as practicable after the expiration or termination of the exchange offer.

BOOK-ENTRY TRANSFER

     Within two business days after the date of this prospectus, The Bank of New York, as exchange agent, will establish an account at DTC for the old notes tendered in the exchange offer. Once established, any financial institution that is a participant in DTC's systems may make book-entry delivery of old notes by causing DTC to transfer the old notes into the exchange agent's account at DTC in accordance with DTC's procedures for transfer. Although delivery of the old notes may be effected through book-entry transfer at DTC, the letter of transmittal or facsimile of the letter of transmittal, with any required signature guarantees, or an agent's message instead of a letter of transmittal, and any other required documents, must be transmitted to and received by the exchange agent on or prior to the expiration of the exchange offer at one of the addresses listed below under the caption "-- Exchange Agent." In addition, the exchange agent must receive book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC prior to the expiration of the exchange offer. If you cannot comply with these procedures, you may be able to use the guaranteed delivery procedures described below.

GUARANTEED DELIVERY PROCEDURES

     If you are a registered holder of the old notes and wish to tender your old notes, but

          - the certificates for the old notes are not immediately available,

          - time will not permit your certificates for the old notes or other required documents to reach The Bank of New York as exchange agent, before the expiration of the exchange offer or

          - the procedure for book-entry transfer cannot be completed before the expiration of the exchange offer, you may effect a tender of your old notes if:

             - the tender is made through an eligible guarantor institution;

             - prior to the expiration of the exchange offer, the exchange agent receives from an eligible guarantor institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form we have provided, setting forth your name and address, and the amount of old notes you are tendering and stating that the tender is being made by notice of guaranteed delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery,

                  - the certificates for all physically tendered old notes, in proper form for transfer, or a book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC, as the case may be, and

                  - a properly completed and duly executed letter of
                    transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal, will be deposited by the eligible guarantor institution with the exchange agent; and

                  - the exchange agent receives

                       - the certificates for all physically tendered old notes,
                         in proper form for transfer, or a book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC, as the case may be, and

                       - a properly completed and duly executed letter of
                         transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal, in each case, within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

WITHDRAWAL RIGHTS

     YOU MAY WITHDRAW TENDERS OF OLD NOTES AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

     For a withdrawal to be effective, a written notice of withdrawal must be received by The Bank of New York, as exchange agent, prior to the expiration of the exchange offer at one of the addresses listed below under the caption "--Exchange Agent." Any notice of withdrawal must:

          - specify the name of the person who tendered the old notes to be withdrawn,

          - identify the old notes to be withdrawn, including the principal amount of the old notes, and

          - where certificates for old notes have been transmitted, specify the name in which the old notes are registered, if different from that of the withdrawing holder.

     If certificates for old notes have been delivered or otherwise identified to the exchange agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible guarantor institution unless the holder is an eligible guarantor institution. If old notes have been tendered using the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by us. Our determination will be final and binding. Any old notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer.

     Any old notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the exchange offer. In the case of old notes tendered by book-entry transfer into the exchange agent's account at DTC by using the book-entry transfer procedures described above, any withdrawn or unaccepted old notes will be credited to the tendering holder's account at DTC. Properly withdrawn old notes may be retendered at any time on or prior to the expiration of the exchange offer by following one of the procedures described above under "-- Procedures for Tendering Old Notes."

CONDITIONS TO THE EXCHANGE OFFER

     Notwithstanding any other provision of the exchange offer, we will not be required to accept any old notes for exchange or to issue any new notes in exchange for old notes, and we may terminate or amend the exchange offer if, at any time before the acceptance of the old notes for exchange or the exchange of new notes for old notes, any of the following events occurs:

     - the exchange offer is determined to violate any applicable law or any applicable interpretation of the staff of the SEC;

     - any federal law, statute or regulation shall have been adopted or enacted or an action or proceeding is pending or threatened in any court or by any governmental agency that might materially impair our ability to proceed with the exchange offer;

     - any material adverse development occurs in any existing legal action or proceeding involving IASIS;

     - we do not receive any governmental approval we deem necessary for the completion of the exchange offer;

     - any stop order shall be threatened or in effect with respect to the registration statement of which this prospectus constitutes a part or the qualification of the indenture under the Trust Indenture Act of 1939, as amended;

     - there shall occur a change in the current interpretation by the staff of the SEC which permits the notes to be issued in the exchange offer to be offered for resale, resold and otherwise transferred by such holders, other than broker-dealers and any holder which is an "affiliate" of IASIS within the meaning of Rule 144 under the Securities Act, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that new notes received in the exchange offer are received in the ordinary course of the holder's business and the holder has no arrangement or understanding with any person to participate in the distribution of new notes to be issued in the exchange offer; or

     - any of the conditions precedent to our obligations under the registration rights agreement are not fulfilled.

     These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

     In addition, we will not accept any old notes for exchange or issue any new notes in exchange for old notes, if at the time a stop order is threatened or in effect which relates to:

          - the registration statement of which this prospectus forms a part; or

          - the qualification under the Trust Indenture Act of 1939 of the indenture under which the old notes were issued and the new notes will be issued.

EXCHANGE AGENT

     We have appointed The Bank of New York as the exchange agent for the exchange offer. All completed letters of transmittal and agent's messages should be directed to the exchange agent at one of the addresses listed below. Questions and requests for assistance, requests for additional copies of this prospectus or the letter of transmittal, agent's messages and requests for notices of guaranteed delivery should be directed to the exchange agent at one of the following addresses:

               Delivery To: The Bank of New York, Exchange Agent

By Regular or Certified        By Facsimile:        By Overnight Courier or Hand:
         Mail:              (Eligible Guarantor
                             Institutions only)          The Bank of New York
  The Bank of New York                                    101 Barclay Street
 101 Barclay Street, 7E        (212) 815-6339          Corporate Trust Services
   New York, NY 10286                                           Window
       Attention:         To Confirm by Telephone            Ground Level
 Reorganization Section   or for Information Call:        New York, NY 10286
                                                              Attention:
                               (212) 815-3428           Reorganization Section

     DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

FEES AND EXPENSES

     The principal solicitation is being made by mail by The Bank of New York, as exchange agent. We will pay the exchange agent customary fees for its services, reimburse the exchange agent for its reasonable out-of-pocket expenses incurred in connection with the provision of these services and pay other registration expenses, including fees and expenses of the trustee under the indenture relating to the notes, filing fees, blue sky fees and printing and distribution expenses. We will not make any payment to brokers, dealers or others soliciting acceptances of the exchange offer.

     Additional solicitation may be made by telephone, facsimile or in person by officers and regular employees of IASIS and its affiliates and by persons so engaged by the exchange agent.

TRANSFER TAXES

     You will not be obligated to pay any transfer taxes in connection with the tender of old notes in the exchange offer unless you instruct us to register new notes in the name of, or request that old notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax.

CONSEQUENCES OF EXCHANGING OR FAILING TO EXCHANGE OLD NOTES

     If you do not exchange your old notes for new notes in the exchange offer, your old notes will continue to be subject to the provisions of the indenture relating to the notes regarding transfer and exchange of the old notes and the restrictions on transfer of the old notes described in the legend on your certificates. These transfer restrictions are required because the old notes were issued under an exemption from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, the old notes may not be offered or sold, unless registered under the Securities Act, except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We do not plan to register the old notes under the Securities Act. Based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, we believe that the new notes you receive in the exchange offer may be offered for resale, resold or otherwise transferred without compliance with the registration and prospectus delivery provisions of the Securities Act. However, you will not be able to freely transfer the new notes if:

     - you are an "affiliate" of IASIS, as defined in Rule 144 under the Securities Act;

     - you are not acquiring the new notes in the exchange offer in the ordinary course of your business; or

     - you have an arrangement or understanding with any person to participate, or you engage or intend to engage, in the distribution of the new notes you will receive in the exchange offer.

     We do not intend to request the SEC to consider, and the SEC has not considered, the exchange offer in the context of a similar no-action letter. As a result, we cannot guarantee that the staff of the SEC would make a similar determination with respect to the exchange offer as in the circumstances described in the no-action letters discussed above. Each holder, other than a broker-dealer, must acknowledge that it is not engaged in, and does not intend to engage in, a distribution of new notes and has no arrangement or understanding to participate in a distribution of new notes. If you are an affiliate of IASIS, are engaged in or intend to engage in a distribution of the new notes or have any arrangement or understanding with respect to the distribution of the new notes you will receive in the exchange offer, you:

     - may not rely on the applicable interpretations of the staff of the SEC, and

     - must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction involving the new notes. If you are a broker-dealer that holds old notes acquired for its own account as a result of market-making or other trading activities, and who receives new notes in the exchange offer, you must acknowledge that you may be considered an underwriter within the meaning of the Securities Act and that you will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the new notes. In addition, to comply with state securities laws, you may not offer or sell the new notes in any state unless they have been registered or qualified for sale in that state or an exemption from registration or qualification is available and is complied with. The offer and sale of the new notes to "qualified institutional buyers" -- as defined in Rule 144A under the Securities Act -- is generally exempt from registration or qualification under state securities laws. We do not plan to register or qualify the sale of the new notes in any state where an exemption from registration or qualification is required and not available.

     The exchange offer is not being made to, and we will not accept surrenders for exchange from, holders of the notes in any jurisdiction in which the exchange offer or its acceptance would not comply with the securities or blue sky laws of such jurisdiction.

     All resales must be made in compliance with state securities or "blue sky" laws. Such compliance may require that the exchange notes be registered or qualified in a state or that the resales be made by or through a licensed broker-dealer, unless exemptions from these requirements are available. We assume no responsibility with regard to compliance with these requirements.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain United States federal income tax consequences to U.S. holders and non-U.S. holders, as defined below, of

     - the exchange of old notes for the new notes, but only to the extent discussed below under the caption "Exchange Offer"; and

     - the ownership and disposition of the new notes to be issued in the exchange offer.

This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury regulations and judicial decisions and administrative interpretations thereunder, as of the date hereof, all of which are subject to change, possibly with retroactive effect or different interpretations. This discussion does not address all tax considerations that may be important to a particular holder in light of the holder's circumstances or to certain categories of investors (such as some financial institutions, insurance companies, tax-exempt organizations, dealers in securities, persons who hold notes through partnerships or other pass-through entities, U.S. expatriates or persons who hold the notes as part of a hedge, conversion transaction, straddle or other risk reduction transaction) that may be subject to special rules. This summary assumes the holders have held the old notes and will hold the new notes as capital assets (generally, property held for investment). This discussion does not address the tax considerations arising under the laws of any state, local or foreign jurisdiction. You are urged to consult your tax advisor as to the particular tax considerations to you of the exchange, ownership and dispositions of the notes, including the effect and applicability of state, local or foreign tax laws.

     As used herein, the term "U.S. holder" means a beneficial owner of a note that is:

     - a citizen or resident of the United States for United States federal income tax purposes;

     - a corporation or partnership created or organized in, or under the law of, the United States or any political subdivision thereof;

     - an estate the income of which is subject to United States federal income taxation regardless of its source; or

     - a trust, the administration of which is subject to the primary supervision of a court within the United States and that has one or more United States persons with authority to control all substantial decisions, or if the trust was in existence on August 20, 1996 and has elected to continue to be treated as a United States person.

     A "non-U.S. holder" is a holder that is not a U.S. holder.

EXCHANGE OFFER

     The exchange of old notes for new notes issued in the exchange offer will not be treated as an "exchange" for United States federal income tax purposes because the new notes issued in the exchange offer will not differ materially in kind or extent from the old notes. Rather, the new notes received in the exchange offer will be treated as a continuation of the old notes. Consequently, you will not recognize gain or loss as a result of the exchange. In addition, you will have the same adjusted tax basis and holding period in the new notes issued in the exchange offer as you had in your old notes immediately prior to the exchange.

U.S. HOLDERS

     INTEREST ON THE NEW NOTES. Interest on the new notes will be taxable to a U.S. holder as ordinary income at the time it is received or accrued, depending on such holder's method of tax accounting.

     SALE, EXCHANGE, RETIREMENT OR OTHER TAXABLE DISPOSITION OF THE NEW
NOTES. Upon the sale, exchange, redemption or other taxable disposition of a new note, a U.S. holder will recognize capital gain or loss equal to the difference between the amount of money and fair market value of property received in exchange for the new note (except to the extent attributable to accrued but unpaid interest) and the U.S. holder's adjusted tax basis in the new note.

     MARKET DISCOUNT. U.S. holders, other than original purchasers of the old notes in the original offering, should be aware that the sale of the new notes may be affected by the market discount provisions of the Code. These rules generally provide that if a U.S. holder of an old note purchased such note, subsequent to the original offering, at a market discount in excess of a statutorily-defined de minimis amount, and thereafter recognizes gain upon a disposition (including a partial redemption) of the new note, the lesser of such gain or the portion of the market discount that accrued while the old note and new note were held by such holder will be treated as ordinary interest income at the time of disposition. The rules also provide that a U.S. holder who acquires a note at a market discount may be required to defer a portion of any interest expense that may otherwise be deductible on any indebtedness incurred or maintained to purchase or carry such note until the holder disposes of such note in a taxable transaction. If a U.S. holder of such a note elects to include market discount in income currently, neither of the foregoing rules would apply.

NON-U.S. HOLDERS

     INTEREST ON THE NEW NOTES. Subject to the discussion of backup withholding set forth below, interest paid on the new notes to a non-U.S. holder will generally qualify for the "portfolio interest exemption" and therefore will generally not be subject to United States federal income or withholding tax if:

     - such interest is not effectively connected with the conduct of a trade or business within the United States by such non-U.S. holder;

     - the non-U.S. holder does not actually or constructively own 10% or more of the total voting power of our stock entitled to vote;

     - the non-U.S. holder is not a controlled foreign corporation with respect to which we are a "related person" within the meaning of the Code; and

     - the beneficial owner certifies, under penalties of perjury, that the owner is not a United States person and provides the owner's name and address.

     If certain requirements are satisfied, the certification described immediately above may be provided by a securities clearing organization, a bank or other financial institution that holds customers' securities in the ordinary course of its trade or business.

     Under new Treasury regulations, which generally are effective for payments made after December 31, 2000, subject to certain transition rules, the certification described above may also be provided by a qualified intermediary on behalf of one or more beneficial owners (or other intermediaries), provided that such intermediary has entered into a withholding agreement with the Internal Revenue Service and certain other conditions are met.

     A non-U.S. holder that is not exempt from tax under these rules will be subject to United States federal income tax withholding at a rate of 30% unless:

     - the interest is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to the same United States federal income tax on net income that applies to United States persons generally (and, with respect to corporate holders and under certain circumstances, the branch profits tax); or

     - the rate of withholding is reduced or eliminated by an applicable income tax treaty; and

     - in either case, the non-U.S. holder provides the proper certification as to the holder's exemption from withholding.

     GAIN ON THE DISPOSITION OF THE NEW NOTES. A non-U.S. holder will generally not be subject to United States federal income or withholding tax on gain realized on the sale, exchange, redemption or other disposition of a new note, unless:

     - in the case of an individual non-U.S. holder, such holder is present in the United States for 183 days or more in the year of such sale, exchange, redemption or other disposition and either (1) has a "tax home" in the United States and certain other requirements are met or (2) the gain from the disposition is attributable to an office or other fixed place of business in the United States; or

     - the gain is effectively connected with the conduct of a trade or business within the United States by the non-U.S. holder.

INFORMATION REPORTING AND BACKUP WITHHOLDING

     U.S. HOLDERS. In general, information reporting will apply to payments of interest on or the gross proceeds resulting from the sale or other disposition of the new notes made by us with respect to certain non-corporate U.S. holders. A U.S. holder will further be subject to backup withholding at the rate of 31% with respect to interest, principal and premium, if any, we pay on a new note, unless the U.S. holder (1) is an entity (including corporations, tax-exempt organizations and certain qualified nominees) that is exempt from withholding and, when required, demonstrates this fact, or (2) provides us with a correct taxpayer identification number, certifies that the taxpayer identification number is correct and that the holder has not been notified by the Internal Revenue Service that it is subject to backup withholding due to under reporting of interest or dividends and otherwise complies with applicable requirements of the backup withholding rules. Any amount withheld under the backup withholding rules is allowable as a credit against the U.S. holder's United States federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

     NON-U.S. HOLDERS. We will, when required, report to the Internal Revenue Service and to each non-U.S. holder the amount of any interest paid to, and the tax withheld with respect to, such holder, regardless of whether any tax was actually withheld on such payments. Copies of these information returns may also be made available to the tax authorities of the country in which the non-U.S. holder resides under the provisions of a specific treaty or agreement.

     Under current Treasury regulations, information reporting and backup withholding will not apply to payments of interest on or principal of the new notes by us or our agent to a non-U.S. holder if the non-U.S. holder certifies, under penalties of perjury, as to its status as a non-United States person or otherwise establishes an exemption (provided that neither we nor our agent have actual knowledge that the holder is a United States person or that the conditions of any other exemptions are not in fact satisfied). The payment of the proceeds on the disposition of new notes to or through the United States office of a United States or foreign broker will be subject to information reporting and backup withholding unless the owner provides the certification described above or otherwise establishes an exemption (provided that the broker does not have actual knowledge that the holder is a United States person or that the conditions of any other exemption are not in fact satisfied). The proceeds of the disposition by a non-U.S. holder of notes to or through a foreign office of a broker will generally not be subject to backup withholding or information reporting. If such broker is a United States person, a controlled foreign corporation or a foreign person deriving 50% or more of its gross income from all sources for certain periods from activities that are effectively connected with the conduct of a United States trade or business, information reporting requirements will apply unless such broker has documentary evidence in its files of the holder's status as a non-U.S. holder and has no actual knowledge to the contrary or unless the holder otherwise establishes an exemption.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the non-U.S. holder's United States federal income tax liability provided that the required information is furnished to the Internal Revenue Service.

     New Treasury regulations relating to withholding tax on income paid to non-U.S. holders will generally be effective for payments made after December 31, 2000, subject to certain transition rules. In general, these new regulations do not significantly alter the substantive withholding and information reporting requirements, but rather unify current certification procedures and forms, and clarify reliance standards. The new regulations also alter the procedures for claiming benefits of an income tax treaty and permit the shifting of primary responsibility for withholding to certain financial intermediaries acting on behalf of beneficial owners under some circumstances.

                              ACCOUNTING TREATMENT

     The exchange notes will be recorded at the same carrying value as the notes, which is face value as reflected in our accounting records on the date of exchange. Accordingly, we will not recognize any gain or loss for accounting purposes. The expenses of the exchange offer will be amortized over the term of the exchange notes.

                                THE TRANSACTIONS

THE RECAPITALIZATION

     Pursuant to a recapitalization transaction, JLL Healthcare, LLC acquired approximately 87.4%, Triumph Capital Corporation acquired approximately 4.9% and General Electric Capital Corporation acquired approximately 1.7% of the outstanding common stock of HoldCo, a wholly owned subsidiary of Paracelsus Healthcare Corporation, which held the following hospitals in the Salt Lake City, Utah area: Davis Hospital and Medical Center, Jordan Valley Hospital, Pioneer Valley Hospital, Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, and Salt Lake Regional Medical Center.

     As part of the recapitalization, JLL Healthcare, LLC, Triumph Capital Corporation and General Electric Capital Corporation purchased $125.0 million of our common stock from Paracelsus Healthcare Corporation and we repurchased $155.0 million of our common stock from Paracelsus Healthcare Corporation. The recapitalization valued HoldCo at $288.0 million, subject to a subsequent working capital adjustment. Upon the closing of the recapitalization, Paracelsus Healthcare Corporation retained approximately 6.0% of HoldCo's outstanding common stock, at an implied value of $8.0 million. The recapitalization was financed with a $160.0 million credit facility together with the above referenced $125.0 million stock purchase.

     Following the recapitalization, HoldCo changed its name to IASIS Healthcare Corporation.

THE TENET ACQUISITION

     IASIS acquired the following general, acute care hospitals and other related facilities and assets from Tenet Healthcare Corporation: Mesa General Hospital Medical Center, St. Luke's Medical Center and Tempe St. Luke's Hospital in Phoenix, Arizona; Memorial Hospital of Tampa, Palms of Pasadena Hospital and Town & Country Hospital in Tampa-St. Petersburg, Florida; and Mid-Jefferson Hospital, Odessa Regional Hospital, Park Place Medical Center and Southwest General Hospital in Texas for $447.2 million in cash subject to a working capital adjustment. Based on unaudited working capital as of August 31, 1999, the purchase price is estimated to be $428.3 million.

     In connection with the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare Corporation, we did not acquire patient accounts receivable, which as of August 31, 1999 were $110.6 million (excluding patient credit balances), nor did we assume specific current liabilities. We have, however, financed an opening cash balance of $99.9 million to fund working capital as accounts receivable and current liabilities increase to normalized levels.

     Concurrently with the offering of the old notes and the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare Corporation, we repayed the $160.0 million credit facility in its entirety.

     In connection with the recapitalization and the acquisition, we have not assumed any liability or obligation due to payors including private insurers and government payors such as the Medicare and Medicaid programs. We also did not assume any cost report reimbursements, settlements, repayments, or fines, to the extent they relate to periods prior to the respective closing dates of such transactions. The agreements with Tenet Healthcare Corporation and Paracelsus Healthcare Corporation include customary indemnifications and hold harmless provisions for any damages incurred by us related to these types of excluded liabilities.

THE MERGER

     Concurrent with the acquisition of the hospitals and related facilities from Tenet Healthcare Corporation, Iasis Healthcare Corporation, a Tennessee corporation, which we refer to as management company and which was originally formed by members of our current management to acquire and operate hospitals and related businesses, was merged with and into a wholly-owned subsidiary of IASIS, with IASIS' subsidiary as the surviving entity. In the merger, shareholders received shares of our common stock and preferred stock with a total value of $9.5 million.

                                SOURCES AND USES

     The following sets forth the aggregate sources and uses of cash funds for each of the transactions taken as a whole.

Dollars in millions
SOURCES OF FUNDS:
Credit facility (1)........  $  330.0
Old notes..................     230.0
Credit facility -- $160.0
  million (5)..............     160.0
Preferred stock (3)........     160.0
Common stock (4)...........     125.0
                             --------
     Total.................  $1,005.0
                             ========
USES OF FUNDS:
Tenet acquisition (2)......  $  428.3
The recapitalization (5)...     280.0
Credit facility -- $160.0
  million (5)..............     160.0
Opening cash balance (2)...      99.9
Fees and expenses..........      36.8
                             --------
     Total.................  $1,005.0
                             ========

-------------------------

(1) The credit facility includes $330.0 million of term loans and a $125.0 million revolving credit facility which is not expected to be drawn at the consummation of the exchange offer.

(2) IASIS has not acquired accounts receivable and certain current liabilities associated with the Tenet hospitals, and as a result, IASIS funded an opening cash balance required for working capital as accounts receivable and current liabilities increase to normalized levels. The purchase price (excluding accounts receivable) of $447.2 million has been reduced by an estimated $18.9 million working capital adjustment determined in accordance with the acquisition agreement.

(3) Of such amount, JLL Healthcare, LLC provided $148.8 million, Triumph Capital Corporation provided $8.4 million, General Electric Capital Corporation provided $2.8 million. Former shareholders of management company were issued preferred stock valued at $5.3 million.

(4) Of such amount, JLL Healthcare, LLC provided $116.2 million, Triumph Capital Corporation provided $6.6 million and General Electric Capital Corporation provided $2.2 million. Former shareholders of management company were issued common stock valued at $4.2 million, and Paracelsus Healthcare Corporation retained equity valued at $8.0 million. Common stock of $133.0 million was used to fund, in part, the recapitalization in which our current principals acquired control of IASIS and $4.2 million was issued in connection with the merger.

(5) As part of the recapitalization, JLL Healthcare, LLC, Triumph Capital Corporation and General Electric Capital Corporation purchased $125.0 million of IASIS' common stock from Paracelsus Healthcare Corporation and IASIS repurchased $155.0 million of its common stock from Paracelsus Healthcare Corporation. The recapitalization was financed in part with a $160.0 million credit facility, which was repaid concurrently with the offering of the old notes and the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare Corporation.

OWNERSHIP OF IASIS FOLLOWING THE TRANSACTIONS

     JLL Healthcare, LLC, which owns 84.7% of our common stock, is controlled by Joseph Littlejohn & Levy Fund III, L.P., an affiliate of Joseph Littlejohn & Levy.

     Joseph Littlejohn & Levy is a leading private equity firm managing more than $1.4 billion of committed capital. Joseph Littlejohn & Levy invests in a variety of buyout situations including financial restructurings, operational turnarounds, industry consolidations and strategic co-investments. Joseph Littlejohn & Levy focuses on industries with long-term growth fundamentals populated by a large group of participants, many of which are undercapitalized, underperforming or neglected subsidiaries of large diversified parent companies.

     Since its formation in 1988, Joseph Littlejohn & Levy has made investments across a broad range of industries including healthcare, basic manufacturing, food and consumer products, automotive components, commodity and specialty chemicals, and media and telecommunications. Joseph Littlejohn & Levy has substantial experience in the hospital management industry as a result of its sponsorship of the 1991 restructuring of OrNda HealthCorp. After making a significant equity investment in OrNda HealthCorp., Joseph Littlejohn & Levy and management implemented a comprehensive restructuring, acquisition and growth program, increasing revenues from $460.0 million to $3.0 billion and improving cash flow over seven-fold from $60.0 million to $440.0 million by 1997. OrNda HealthCorp. grew to become the third largest for-profit hospital management company in the United States.

     Current investments include, among others, Hayes Lemmerz International, Inc., Motor Coach Industries International, Inc., New World Pasta Company, and Builders First Source. IASIS is Joseph Littlejohn & Levy's largest equity investment to date.

                                 CAPITALIZATION

     The following table sets forth the capitalization of Paracelsus on a historical basis as of September 30, 1999 and of IASIS, as adjusted on a pro forma basis to give effect to the following transactions as if they had occurred on September 30, 1999:

     - the recapitalization in which our current principals acquired control of IASIS,

     - the merger of Iasis Healthcare Corporation, a Tennessee corporation with and into a wholly owned subsidiary of IASIS,

     - the acquisition by which we acquired hospitals and related facilities from Tenet Healthcare Corporation and

     - the related financings. The information in this table should be read in conjunction with "Summary Unaudited Pro Forma Combined Financial Information" on page 45, "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 63 and each of the historical audited financial statements for Paracelsus hospitals, Tenet hospitals and Iasis Healthcare corporation, a Tennessee corporation, including the notes thereto, which appear elsewhere in this prospectus.

                                             PARACELSUS                            PRO FORMA
                                                AS OF                                AS OF
                                            SEPTEMBER 30,                        SEPTEMBER 30,
                                                1999         RECAPITALIZATION        1999
                                            -------------    ----------------    -------------
Dollars in thousands
Cash and cash equivalents (1).............  $          --    $          2,000      $ 100,041
                                            =============    ================      =========
Long-term debt:
  Credit Facility (2).....................             --                  --        330,000
  Old notes...............................             --                  --        230,000
  Credit facility -- $160.0 million(3)....             --             160,000             --
  Capital lease obligations...............          1,499               1,499          1,499
                                            -------------    ----------------      ---------
Total long-term debt......................          1,499             161,499        561,499
Minority interest.........................          1,461               1,461          1,612
Preferred stock...........................             --                  --        165,311
Due to parent.............................        270,814                  --             --
Shareholders' equity:
  Common stock............................             --             133,000        137,149
  Retained deficit and additional paid-in
     capital..............................        (84,585)           (112,339)      (112,339)
                                            -------------    ----------------      ---------
Total shareholders' equity................        (84,585)             20,661         24,810
                                            -------------    ----------------      ---------
Total capitalization......................  $     189,189    $        183,621      $ 753,232
                                            =============    ================      =========

-------------------------

(1) IASIS did not acquire accounts receivable or specific current liabilities associated with the Tenet hospitals, and as a result, IASIS funded an opening cash balance to provide working capital as accounts receivable and current liabilities increase to normalized levels.

(2) The credit facility includes $330.0 million of term loans and a $125.0 million revolving credit facility. For more information about our credit facility, see "Description of Credit Facility" on page 99.

(3) The recapitalization was financed in part with a $160.0 million credit facility which was repaid in its entirety concurrently with the offering of the old notes and the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare Corporation.

           SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following tables present the unaudited pro forma combined financial information and should be read in conjunction with the related notes. The statement of operations data included in the unaudited pro forma combined statement of operations reflects the following:

     - The unaudited pro forma combined statements of operations for the nine months ended September 30, 1999 include (1) the results of operations of the Paracelsus hospitals and management company for the nine months ended September 30, 1999, and (2) the results of operations of the Tenet hospitals for the nine months ended August 31, 1999.

     - The unaudited pro forma combined statements of operations for the year ended December 31, 1998 include (1) the results of operations of the Paracelsus hospitals for the year ended December 31, 1998, (2) the results of operations of the Tenet hospitals for the twelve months ended November 30, 1998, and (3) the results of operations of management company for the period from inception, February 23, 1998 through December 31, 1998.

     The unaudited pro forma combined balance sheets reflect the combination of
(1) the historical balance sheets of the Paracelsus hospitals and the management company as of September 30, 1999, and (2) the historical balance sheet of the Tenet hospitals as of August 31, 1999.

     The unaudited pro forma combined financial information is presented to reflect the recapitalization, the merger with management company and the Tenet acquisition. The merger with management company and the Tenet acquisition are accounted for as purchases, wherein goodwill will be recorded for the excess of the purchase consideration over the fair value of the net assets acquired. The unaudited pro forma combined financial information has been presented as if such transactions had occurred as of January 1, 1998. The unaudited pro forma combined financial information has been prepared to give effect to related financing transactions, including the sale of the old notes, and the application of the net proceeds therefrom.

     The summary unaudited pro forma financial information does not purport to be indicative of our financial position or results of operations that we would have actually achieved had the pro forma transactions occurred as of the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

     The unaudited pro forma combined statements of operations give effect to certain cost savings primarily related to anticipated reductions of corporate overhead costs that management believes may be realized as a result of the recapitalization and the Tenet acquisition. The unaudited pro forma combined statements of operations do not reflect certain non-recurring costs expected to be incurred in connection with the recapitalization, the Tenet acquisition and the merger with management company. These costs are expected to include legal, accounting and other professional fees and certain charges associated with the combination of the operations of the Paracelsus hospitals, the Tenet hospitals and management company. The unaudited pro forma combined financial information is based on certain assumptions and adjustments described in the notes to the unaudited pro forma combined financial information included below.

                          IASIS HEALTHCARE CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                           MANAGEMENT               PRO FORMA
                                   PARACELSUS    TENET      COMPANY      TOTAL     ADJUSTMENTS        PRO FORMA
                                   ----------   --------   ----------   --------   -----------        ---------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues...............   $140,950    $443,311    $   758     $585,019    $     --          $585,019
Operating expenses:
  Salaries, wages and benefits...     49,155     146,104      1,792      197,051       2,277(1)        199,328
  Supplies and other.............     58,847     181,078        874      240,799       3,996(1)(2)     244,795
  Provision for bad debts........      9,979      33,831         --       43,810          --            43,810
  Management fees and corporate
     overhead....................      5,135       6,085         --       11,220     (11,220)(1)            --
  Depreciation and
     amortization................      9,620      19,446        123       29,189       1,203(3)         30,392
                                    --------    --------    -------     --------    --------          --------
                                     132,736     386,544      2,789      522,069      (3,744)          518,325
                                    --------    --------    -------     --------    --------          --------
Operating income (loss)..........      8,214      56,767     (2,031)      62,950       3,744            66,694
Interest expense (income)........      7,304      (1,407)       (13)       5,884      42,071(4)         47,955
Minority interests...............       (140)      1,705         --        1,565      (1,868)(5)          (303)
                                    --------    --------    -------     --------    --------          --------
Income (loss) before income taxes
  and cumulative effect of
  accounting change..............      1,050      56,469     (2,018)      55,501     (36,459)           19,042
Provision (benefit) for income
  taxes..........................         --      22,676         --       22,676     (15,059)(6)         7,617
                                    --------    --------    -------     --------    --------          --------
Income (loss) before cumulative
  effect of accounting change....      1,050      33,793     (2,018)      32,825     (21,400)           11,425
Cumulative effect of accounting
  change, net of tax benefit.....         --       1,018         --        1,018          --             1,018
                                    --------    --------    -------     --------    --------          --------
  Net income (loss)..............   $  1,050    $ 32,775    $(2,018)    $ 31,807    $(21,400)         $ 10,407
                                    ========    ========    =======     ========    ========
Accretion of preferred dividends................................................     (19,837)(7)       (19,837)
                                                                                    ========          ========
Net loss attributable to common shareholders..................................................        $ (9,430)
                                                                                                      ========
OTHER DATA:
Adjusted EBITDA (8)                                                                                   $ 97,086
Depreciation and amortization
  expense........................      9,620      19,446        123       29,189       1,203            30,392
Capital expenditures.............     13,476       9,044         77       22,597
Ratio of earnings to fixed
  charges(9).....................        1.1x                                                              1.3x

    See accompanying Notes to the Unaudited Pro Forma Combined Statements of
                                   Operations

                          IASIS HEALTHCARE CORPORATION

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

     (1) Management fees and corporate overhead include allocations of corporate costs for general and administrative functions. The costs were historically allocated based on relative revenues or costs incurred divided by the number of hospital operations. The allocated costs do not necessarily relate to the level of service provided to individual hospitals being acquired. The pro forma corporate cost structure includes salaries and benefits and other costs for executive management, finance, human resource, risk management, information systems, corporate compliance and other general and administrative functions. The following table presents a reconciliation of historical management fees and corporate overhead and the cost structure to be implemented by management.

    Management fees and corporate overhead......................  $11,220
    Corporate costs pro forma adjustments:
      Salaries, wages and benefits..............................    2,277
      Supplies and other........................................    2,996
    Amounts included in management company financial statements
      (a).......................................................    2,339
                                                                  -------
              Pro forma corporate costs.........................    7,612
                                                                  -------
    Decrease in pro forma corporate costs.......................  $ 3,608
                                                                  =======

          (a) Represents the portion of expenses reflected in the financial statements of management company that are considered ongoing corporate overhead.

        Total reported expenses.....................................  $2,789
        Costs attributable to revenues..............................     450
                                                                      ------
        Estimated corporate costs included in management company
          financial statements......................................  $2,339
                                                                      ======

  Actual results and cost savings may differ materially from those reflected above due to a number of factors, including without limitation, (1) an inability to replace existing services provided by Paracelsus and Tenet at the costs anticipated by our management, (2) an inability to reduce salaries, wages and benefits and (3) an increase in other of our costs. See "Because of factors beyond our control, we may be unable to achieve estimated cost savings" on page 16.

     (2) Operating expenses in the historical combined financial statements for Tenet hospitals did not include rent expense for St. Luke's Behavioral Health Center. Payments made were charged against restructuring reserves established as of May 31, 1998. Accordingly, a pro forma adjustment has been made to supplies and other expenses in the amount of $1.0 million, representing nine months of such rent payments.

     (3) To adjust depreciation and amortization based on the increase in goodwill (as defined below) in connection with the Tenet acquisition and the merger with management company and pro forma amortization of deferred financing fees. The recorded values of the depreciable assets acquired are considered to approximate fair value. Costs in excess of the fair market value of the net assets acquired, or "goodwill", are being amortized over thirty-five to forty year periods. Deferred financing fees are amortized over the term of the related debt. The following

                          IASIS HEALTHCARE CORPORATION
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

         table presents a reconciliation of the pro forma depreciation and amortization adjustment:

    Amortization of goodwill of $179,285 recognized in
      connection with Tenet acquisition and the merger with
      management company........................................  $3,841
    Amortization of deferred financing fees.....................   1,914
                                                                  ------
    Pro forma amortization......................................   5,755
    Amortization included in historical Tenet hospitals and
      management company financial statements...................   4,552
                                                                  ------
    Pro forma adjustment........................................  $1,203
                                                                  ======

     (4) To record interest expense on the debt incurred to finance the transactions, calculated on a nine month basis as follows:

                                                               INTEREST   INTEREST
INSTRUMENT                                           AMOUNT      RATE     EXPENSE
----------                                          --------   --------   --------
Revolving credit facility.........................  $     --      9.50%   $   469
Term loans
  Tranche A.......................................    80,000      9.50      5,700
  Tranche B.......................................   250,000     10.25     19,219
                                                    --------              -------
Total term loans..................................   330,000               24,919
Senior subordinated notes.........................   230,000     13.00     22,425
                                                    --------              -------
                                                     560,000               47,813
Capitalized leases................................     1,499   Various        142
                                                    --------              -------
                                                    $561,499              $47,955
                                                    ========              =======

   The $125.0 million revolving credit facility has a 0.5% commitment fee on the unused balance.

  The above interest amounts on the revolving credit facility and term loans assume a Eurodollar rate (equivalent to LIBOR) of 6.0%. A 0.125% increase or decrease in the assumed average interest rate would change the pro forma interest expense for the nine months ended September 30, 1999 by approximately $.3 million.

     (5) To eliminate the minority interest relating to the 25% interest in Odessa Regional Hospital previously owned by various physicians as limited partners. Tenet Healthcare Corporation conveyed to IASIS 100% of the assets of Odessa Regional Hospital.

     (6) To record the tax benefit on the pro forma adjustments and to adjust the effective tax rate on the pro forma combined financial statements to equal 40.0% for the nine months ended September 30, 1999.

     (7) To accrue preferred stock dividends at a rate of 16% of the preferred stock stated amount.

     (8) EBITDA is defined as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating

                          IASIS HEALTHCARE CORPORATION
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

         cash flows or other cash flow statement data determined in accordance with generally accepted accounting principles, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating companies. Adjusted EBITDA is defined as EBITDA adjusted to eliminate the impact of restructuring and impairment charges, unusual items and pro forma adjustments to operating expenses.

     (9) The ratio of earnings to fixed charges is calculated by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges, which consists of interest charges (interest expense plus interest charged to construction), the portion of rent expense which is deemed to be equivalent to interest expense, and amortization of certain financing costs.

                          IASIS HEALTHCARE CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                                 MANAGEMENT               PRO FORMA
                                         PARACELSUS    TENET      COMPANY      TOTAL     ADJUSTMENTS       PRO FORMA
                                         ----------   --------   ----------   --------   -----------       ---------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues.....................   $183,112    $558,956     $  181     $742,249    $     --         $742,249
Operating expenses:
  Salaries, wages and benefits.........     65,942     196,216        685      262,843       4,506(1)       267,349
  Supplies and other...................     73,950     243,975        270      318,195       5,443(1)(2)    323,638
  Provision for bad debts..............     11,727      36,634         --       48,361          --           48,361
  Management fees and corporate
    overhead...........................      6,587       8,633         --       15,220     (15,220)(1)           --
  Depreciation and amortization........     11,770      24,634         79       36,483       2,927(3)        39,410
  Merger, impairment and restructuring
    charges (4)........................         --      19,455         --       19,455          --           19,455
  Unusual item (5).....................     (7,500)         --         --       (7,500)         --           (7,500)
                                          --------    --------     ------     --------    --------         --------
                                           162,476     529,547      1,034      693,057      (2,344)         690,713
                                          --------    --------     ------     --------    --------         --------
Operating income (loss)................     20,636      29,409       (853)      49,192       2,344           51,536
Interest expense (income)..............     17,088       1,515         --       18,603      45,362(6)        63,965
Minority interests.....................         68       2,068         --        2,136      (1,741)(7)          395
                                          --------    --------     ------     --------    --------         --------
Income (loss) before income taxes......      3,480      25,826       (853)      28,453     (41,277)         (12,824)
Provision (benefit) for income taxes...         --      10,513          1       10,514     (10,514)(8)           --
                                          --------    --------     ------     --------    --------         --------
Net income (loss)......................   $  3,480    $ 15,313     $ (854)    $ 17,939    $(30,763)        $(12,824)
                                          ========    ========     ======     ========    ========         ========
Accretion of preferred dividends......................................................     (26,450)(9)      (26,450)
                                                                                          ========         --------
Net loss attributable to common shareholders..........................................                     $(39,274)
                                                                                                           ========
OTHER DATA:
Adjusted EBITDA (10)                                                                                       $102,901
Depreciation and amortization
  expense..............................     11,770      24,634         79       36,483       2,927           39,410
Capital expenditures...................      6,427      22,668         72       29,167
Ratio of earnings to fixed charges
  (11).................................        1.2x                                                             N/A

    See accompanying Notes to the Unaudited Pro Forma Combined Statements of
                                   Operations

                          IASIS HEALTHCARE CORPORATION

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

     (1) Management fees and corporate overhead include allocations of corporate costs for general and administrative functions. The costs were historically allocated based on relative revenues or costs incurred divided by the number of hospitals operated. The allocated costs do not necessarily relate to the levels of service provided to the individual hospitals being acquired. The pro forma corporate cost structure includes salaries and benefits and other costs for executive management, finance, human resource, risk management, information systems, corporate compliance and other general and administrative functions. The following table presents a reconciliation of historical management fees and corporate overhead and the cost structure to be implemented by management.

    Management fees and corporate overhead......................  $15,220
    Corporate costs pro forma adjustments:
      Salaries, wages and benefits..............................    4,506
      Supplies and other........................................    4,743
    Amounts included in management company financial statements
      (a).......................................................      900
                                                                  -------
              Pro forma corporate costs.........................   10,149
                                                                  -------
    Decreases in pro forma corporate costs......................  $ 5,071
                                                                  =======

          (a) Represents the portion of expenses reflected in the financial statements of management company that are considered ongoing corporate overhead.

        Total reported expenses.....................................  $1,034
        Costs attributable to revenues..............................     134
                                                                      ------
        Estimated corporate costs reported in management company
          financial statements......................................  $  900
                                                                      ======

          Actual results and cost savings may differ materially from those reflected above due to a number of factors, including, without limitation, (a) an inability to replace existing services provided by Paracelsus Healthcare Corporation and Tenet Healthcare Corporation at the costs anticipated by IASIS management, (b) an inability to reduce salary, wages and benefits and (c) an increase in other costs of IASIS. See "Because of factors beyond our control, we may be unable to achieve estimated cost savings" on page 16.

     (2) Operating expenses in the historical combined financial statements for Tenet hospitals did not include rent expense associated with St. Luke's Behavioral Health Center for the period from June 1, 1998 through December 31, 1998. Accordingly, a pro forma adjustment has been made to supplies and other expenses in the amount of $0.7 million representing six months of such rent payments.

     (3) To adjust depreciation and amortization based on the increase in goodwill in connection with the Tenet acquisition and the merger with management company and pro forma amortization of deferred financing fees. The recorded values of the depreciable assets acquired are considered to approximate fair value. Goodwill is

                          IASIS HEALTHCARE CORPORATION

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

        being amortized over thirty-five to forty year periods. Deferred financing fees are amortized over the term of the related debt. The following table presents a reconciliation of the pro forma depreciation and amortization adjustment:

Amortization of goodwill of $179,285 recognized in
  connection with Tenet acquisition and the merger.....  $5,122
Amortization of deferred financing fees................   2,552
                                                         ------
Pro forma amortization.................................   7,674
Amortization included in historical Tenet hospitals and
  management company financial statements..............   4,747
                                                         ------
Pro forma adjustment...................................  $2,927
                                                         ======

      (4) On May 31, 1998 Tenet recorded a non-cash merger, impairment and restructuring charge related to the planned closure of St. Luke's Behavioral Health Center. IASIS does not currently plan to close this facility. The charges primarily included cash payments which would have been made subsequent to May 31, 1998 under long-term lease commitments, demolition and other anticipated costs of closure.

      (5) The unusual item relates to a reversal of a reserve related to the final contract settlement for the termination of an unprofitable payor contract at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center.

      (6) To record interest expense on the debt incurred to finance the transactions, calculated as follows:

                                                                 INTEREST   INTEREST
    INSTRUMENT                                         AMOUNT      RATE     EXPENSE
    ----------                                        --------   --------   --------
    Revolving credit facility.......................  $     --      9.50%   $   625
    Term loans
      Tranche A.....................................    80,000      9.50      7,600
      Tranche B.....................................   250,000     10.25     25,625
                                                      --------              -------
    Total term loans................................   330,000               33,225
    Senior subordinated notes.......................   230,000     13.00     29,900
                                                      --------              -------
                                                       560,000               63,750
    Capitalized leases..............................     2,150   Various        215
                                                      --------              -------
                                                      $562,150              $63,965
                                                      ========              =======

           The $125.0 million revolving credit facility has a 0.5% commitment fee on the unused balance.

           The above interest amounts on the revolving credit facility and term loans assume a Eurodollar rate (equivalent to LIBOR) of 6.0%. A 0.125% increase or decrease in the assumed average interest rate would change the pro forma

                          IASIS HEALTHCARE CORPORATION

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

           interest expense for the year ended December 31, 1998 by approximately $0.4 million.

      (7) To eliminate the minority interest relating to the 25% interest in Odessa Regional Hospital previously owned by various physicians as limited partners. Tenet Healthcare Corporation conveyed to IASIS 100% of the assets of Odessa Regional Hospital.

      (8) To record the tax benefit on the pro forma adjustments. Because of the uncertainty of IASIS' future ability to utilize net operating losses, the tax benefit has been limited to the amount of expense recognized prior to the pro forma adjustments.

      (9) To accrue preferred stock dividends at a rate of 16% of the preferred stock stated amount.

     (10) EBITDA is defined as operating income before interest expense, minority interest, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with generally accepted accounting principles, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating companies. The following is a summary of items considered by management to be non-recurring and one-time items, along with the related impact on pro forma Adjusted EBITDA for the year ended December 31, 1998:

                                                                  PRO FORMA
                                                                  ---------
    EBITDA......................................................  $ 90,946
    Merger, impairment and restructuring charges................    19,455
    Unusual item................................................    (7,500)
                                                                  --------
    Adjusted EBITDA.............................................  $102,901
                                                                  ========

     (11) The ratio of earnings to fixed charges is calculated by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges, which consists of interest charges (interest expense plus interest charged to construction), the portion of rent expense which is deemed to be equivalent to interest expense, and amortization of certain financing costs. Earnings were insufficient to cover fixed charges on a pro forma basis by $12.5 million.

                          IASIS HEALTHCARE CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999

                                                                                 PRO FORMA        PRO FORMA
                                                      MANAGEMENT              PRE-TRANSACTIONS   TRANSACTIONS
                              PARACELSUS    TENET      COMPANY      TOTAL      ADJUSTMENTS(1)    ADJUSTMENTS      PRO FORMA
                              ----------   --------   ----------   --------   ----------------   ------------     ---------
Dollars in thousands
ASSETS
Cash and cash equivalents...   $     --    $     --     $  181     $    181      $      --        $  99,860(2)    $100,041
Accounts receivable, net of
  allowances................     19,674     110,561        118      130,353       (110,561)              --         19,792
Inventories.................      4,501      15,412         --       19,913             --               --         19,913
Deferred income taxes.......         --       5,047         --        5,047         (5,047)              --             --
Prepaid expenses and other
  current assets............      4,283      12,263        183       16,729         (9,912)              --          6,817
                               --------    --------     ------     --------      ---------        ---------       --------
Total current assets........     28,458     143,283        482      172,223       (125,520)          99,860        146,563
Property and equipment,
  net.......................    136,927     283,046        278      420,251             --               --        420,251
Goodwill and intangibles,
  net.......................     46,988     130,845        186      178,019       (131,031)         179,285(3)     226,273
Deferred financing fees.....         --          --         --           --             --           19,450(4)      19,450
Other assets................        886       2,981         94        3,961           (372)              --          3,589
                               --------    --------     ------     --------      ---------        ---------       --------
Total assets................   $213,259    $560,155     $1,040     $774,454      $(256,923)       $ 298,595        816,126
                               ========    ========     ======     ========      =========        =========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Debt payable within one
  year......................   $    701    $  1,088     $   --     $  1,789      $  (1,088)       $      --       $    701
Accounts payable and accrued
  expenses..................     23,139      20,215        151       43,505        (19,476)              --         24,029
Other current liabilities...        931      43,978         --       44,909         (6,044)              --         38,865
                               --------    --------     ------     --------      ---------        ---------       --------
Total current liabilities...     24,771      65,281        151       90,203        (26,608)              --         63,595
Long-term debt..............        798       6,619         --        7,417         (6,619)              --            798
Senior credit facility......         --          --         --           --             --          330,000(5)     330,000
Senior subordinated debt....         --          --         --           --             --          230,000(5)     230,000
Minority interest and other
  long-term liabilities.....      1,461      17,223         --       18,684        (17,072)              --          1,612
Deferred income taxes.......         --      43,817         --       43,817        (43,817)              --             --
Due to parent...............    270,814          --         --      270,814       (270,814)              --             --
                               --------    --------     ------     --------      ---------        ---------       --------
Total liabilities...........    297,844     132,940        151      430,935       (364,930)         560,000        626,005
Preferred stock.............         --          --         --           --             --          165,311(6)     165,311
Shareholders' equity
  (deficit):
Common stock................         --          --         --           --             --          137,149(2)     137,149
Retained earnings
  (deficit).................    (84,585)    427,215        889      343,519        108,007         (563,865)(2)   (112,339)
                               --------    --------     ------     --------      ---------        ---------       --------
Total shareholders' equity
  (deficit).................    (84,585)    427,215        889      343,519        108,007         (426,716)        24,810
                               --------    --------     ------     --------      ---------        ---------       --------
Total liabilities and
  shareholders' equity
  (deficit).................   $213,259    $560,155     $1,040     $774,454      $(256,923)       $ 298,595       $816,126
                               ========    ========     ======     ========      =========        =========       ========

    See accompanying Notes to the Unaudited Pro Forma Combined Balance Sheet

                          IASIS HEALTHCARE CORPORATION

            NOTES TO THE UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

(1) To remove assets not acquired, liabilities not assumed and the related impact on shareholders' equity.

    The following table reflects the elimination of assets not acquired and liabilities not assumed by IASIS in accordance with the transactions:

                                -------------------------------------------------
                                                           MANAGEMENT
                                PARACELSUS      TENET       COMPANY       TOTAL
                                ----------    ---------    ----------    --------
Assets not acquired:
  Accounts receivable, net....   $     --     $ 110,561      $  --       $110,561
  Deferred income taxes.......         --         5,047         --          5,047
  Goodwill and intangibles,
     net......................         --       130,845        186        131,031
  Other miscellaneous
     assets...................      2,125         8,159         --         10,284
                                 --------     ---------      -----       --------
                                    2,125       254,612        186        256,923
Liabilities not assumed:
  Debt payable within one
     year.....................         --         1,088         --          1,088
  Accounts payable and accrued
     expenses.................         --        19,476         --         19,476
  Third party payor cost
     settlements..............        931            --         --            931
  Current portion of merger,
     impairment and
     restructuring reserve....         --         5,113         --          5,113
  Long-term debt (net of
     current portion).........         --         6,619         --          6,619
  Minority interest...........         --         4,990         --          4,990
  Merger, impairment and
     restructuring reserve....         --        12,082         --         12,082
  Deferred income taxes.......         --        43,817         --         43,817
  Due to Parent...............    270,814            --         --        270,814
                                 --------     ---------      -----       --------
                                  271,745        93,185         --        364,930
                                 --------     ---------      -----       --------
Net increase (decrease) to
  equity......................   $269,620     $(161,427)     $(186)      $108,007
                                 ========     =========      =====       ========

(2) IASIS is not acquiring accounts receivable and specific current liabilities associated with the Tenet hospitals and, as a result, is funding an opening cash balance to fund working capital as accounts receivable and current liabilities increase to normalized levels.

(3) To record goodwill arising in connection with the Tenet acquisition and the merger with management company. The excess of the purchase consideration over the net assets acquired is required to be applied to write-up assets to their fair market value. No appraisals of assets have yet to be performed and all of the excess of purchase consideration over the net assets to be acquired is being recorded as goodwill. Subsequent valuation analyses could potentially change the purchase price allocation. Goodwill is being amortized over thirty-five to forty year periods for purposes of the pro forma balance sheet.

(4) To record deferred financing fees for the debt incurred in the refinancing of the recapitalization transaction and the Tenet acquisition. The deferred financing fees are

                          IASIS HEALTHCARE CORPORATION

            NOTES TO THE UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  (CONTINUED)
                            AS OF SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

    being amortized over the term of the related debt, which ranges from seven to ten years.

(5) To record the debt incurred to finance the transactions, as follows:

Revolving credit facility...................................  $     --
Term loans:
  Tranche A.................................................    80,000
  Tranche B.................................................   250,000
                                                              --------
Total term loans............................................   330,000
Senior subordinated notes...................................   230,000
                                                              --------
Total.......................................................  $560,000
                                                              ========

    The $125.0 million revolving credit facility was not drawn at the closing of the offering of the old notes (other than for the issuance of approximately $25.0 million of letters of credit).

(6) To record (a) the purchase and subsequent retirement of stock and the issuance of new stock in connection with the recapitalization, (b) the issuance of new preferred stock in connection with the Tenet acquisition,
    (c) the issuance of new common and preferred stock in connection with the merger with management company and (d) the related impact of purchase accounting on the Tenet acquisition and the merger with management company. The following table records the impact of the transactions on shareholders' equity:

Historical combined shareholders' equity................             $ 343,519

Net impact of assets not acquired and liabilities not
  assumed...............................................               108,007
Issuance of common stock for cash:
  JLL Healthcare LLC....................................   116,228
  Triumph Capital Corporation...........................     6,579
  General Electric Capital Corporation..................     2,193
                                                          --------
                                                                       125,000
Issuance of common stock in exchange for management
  company common stock..................................                 4,149
Net cash payments to Paracelsus Healthcare
  Corporation...........................................              (280,000)
Purchase accounting adjustments:
  Tenet hospitals acquisition...........................  (265,788)
  Merger with management company........................      (703)
                                                          --------
                                                                      (266,491)
Transaction expenses....................................                (9,374)
                                                                     ---------
          Net impact....................................              (275,865)
                                                                     ---------
Pro forma combined shareholders' equity.................             $  24,810
                                                                     =========

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                              PARACELSUS HOSPITALS

     The following tables set forth selected historical financial information for the Paracelsus hospitals for each of the fiscal years in the five-years ended December 31, 1998 and for the nine months ended September 30, 1998 and 1999. The selected financial information for each of the three years ended December 31, 1996, 1997 and 1998 and for the nine months ended September 30, 1999 has been derived from the combined financial statements of the Paracelsus hospitals, which have been audited by Ernst & Young LLP, independent auditors for Paracelsus Healthcare Corporation, and from the underlying accounting records of the Paracelsus hospitals. The selected financial information for the years ended December 31, 1994 and 1995 has been derived from unaudited combined financial statements of the predecessor owners of the Paracelsus hospitals. The selected financial information for the nine months ended September 30, 1998 has been derived from the unaudited combined financial statements of the Paracelsus hospitals and reflects all adjustments (consisting of normal recurring adjustments) that, in the opinion of the management of Paracelsus Healthcare Corporation, are necessary for a fair presentation of such information. Operating results for the nine months ended September 30, 1999 are not necessarily indicative of the results that may be expected for the twelve months ending December 31, 1999.

     All information included in the following tables should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 63 and with the combined financial statements and related notes. Certain amounts derived from the combined statements of operations have been reclassified to conform with the presentation below.

                  SELECTED HISTORICAL FINANCIAL INFORMATION(1)

                              PARACELSUS HOSPITALS

                                                       PREDECESSOR COMPANIES
                                             ------------------------------------------
                                                                             PERIOD           PERIOD
                                                                            TO DATE         FROM DATE
                                                    YEARS ENDED          OF ACQUISITION   OF ACQUISITION       YEARS ENDED
                                                   DECEMBER 31,               FROM           THROUGH          DECEMBER 31,
                                             -------------------------     JANUARY 1,      DECEMBER 31,    -------------------
                                                1994          1995            1996             1996          1997       1998
                                             -----------   -----------   --------------   --------------   --------   --------
                                             (UNAUDITED)   (UNAUDITED)
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues.........................    $71,769       $80,006        $88,886          $ 98,249      $192,575   $183,112
Operating expenses:
 Salaries, wages and benefits..............     25,670        28,882         32,087            41,040        67,664     65,942
 Supplies and other........................     23,538        27,502         32,377            43,343        75,434     73,950
 Provision for bad debts...................      3,777         5,323          6,032             7,382        17,020     11,727
 Management fees and corporate overhead....      1,475         4,806          2,822             3,839         7,519      6,587
 Depreciation and amortization.............      4,236         4,022          4,031             6,863        11,122     11,770
 Restructuring and impairment charges
   (2).....................................         --            --             --            52,492         3,500         --
 Unusual item (3)..........................         --            --             --            38,082       (15,531)    (7,500)
                                               -------       -------        -------          --------      --------   --------
                                                58,696        70,535         77,349           193,041       166,728    162,476
                                               -------       -------        -------          --------      --------   --------
Operating income (loss)....................     13,073         9,471         11,537           (94,792)       25,847     20,636
Interest expense (income)..................      3,144         2,566          6,125             8,465        22,097     17,088
Minority interests.........................         --            --             --                --            23         68
                                               -------       -------        -------          --------      --------   --------
 Income (loss) before income taxes.........      9,929         6,905          5,412          (103,257)        3,727      3,480
Provision (benefit) for income taxes.......      3,893         2,738          2,116            (9,210)           --         --
                                               -------       -------        -------          --------      --------   --------
 Net income (loss).........................    $ 6,036       $ 4,167        $ 3,296          $(94,047)     $  3,727   $  3,480
                                               =======       =======        =======          ========      ========   ========
OTHER DATA (4):
EBITDA (5).............................................................................      $  2,645      $ 24,938   $ 24,906
Depreciation and amortization expense..................................................         6,863        11,122     11,770
Capital expenditures...................................................................         5,752         1,897      6,427
Ratio of earnings to fixed charges(6)..................................................           N/A           1.1x       1.2x

BALANCE SHEET DATA (4):
Total assets...........................................................................      $256,288      $232,943   $216,319
Long-term debt (including current portion).............................................         1,565         2,019      2,273
Shareholders' deficit..................................................................       (93,879)      (89,114)   (85,634)
Working capital........................................................................        11,112        16,028     10,350


                                               NINE MONTHS ENDED
                                                 SEPTEMBER 30,
                                             ----------------------
                                                1998         1999
                                             -----------   --------
                                             (UNAUDITED)
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues.........................   $137,722     $140,950
Operating expenses:
 Salaries, wages and benefits..............     49,480       49,155
 Supplies and other........................     57,097       58,847
 Provision for bad debts...................      8,073        9,979
 Management fees and corporate overhead....      4,940        5,135
 Depreciation and amortization.............      8,606        9,620
 Restructuring and impairment charges
   (2).....................................         --           --
 Unusual item (3)..........................     (7,500)          --
                                              --------     --------
                                               120,696      132,736
                                              --------     --------
Operating income (loss)....................     17,026        8,214
Interest expense (income)..................     13,426        7,304
Minority interests.........................         54         (140)
                                              --------     --------
 Income (loss) before income taxes.........      3,546        1,050
Provision (benefit) for income taxes.......         --           --
                                              --------     --------
 Net income (loss).........................   $  3,546     $  1,050
                                              ========     ========
OTHER DATA (4):
EBITDA (5).................................   $ 18,132     $ 17,834
Depreciation and amortization expense......      8,606        9,620
Capital expenditures.......................      2,513       13,476
Ratio of earnings to fixed charges(6)......        1.2x         1.1x
BALANCE SHEET DATA (4):
Total assets...............................   $222,458     $213,259
Long-term debt (including current portion).      1,269        1,499
Shareholders' deficit......................    (85,568)     (84,585)
Working capital............................     17,433        3,687

               NOTES TO SELECTED HISTORICAL FINANCIAL INFORMATION

                              PARACELSUS HOSPITALS

     (1) The selected financial information excludes the financial information related to discontinued operations. See note 4 of Notes to Combined Financial Statements of Paracelsus hospitals.

          The selected financial data includes financial information for the Paracelsus hospitals for the following periods:

                 HOSPITAL                                PERIOD
                 --------                                ------
    Davis Hospital and Medical
      Center..........................  Since January 1, 1994 (Predecessor
                                        Company)
    Pioneer Valley Hospital...........  Since January 1, 1994 (Predecessor
                                        Company)
    Rocky Mountain Medical Center.....  Since being acquired by Paracelsus
                                        Healthcare Corporation as of May 17, 1996
                                        through closure of facility as of June
                                        30, 1997
    Salt Lake Regional Medical
      Center..........................  Since being acquired by Paracelsus
                                        Healthcare Corporation on August 16, 1996
    Jordan Valley Hospital............  Since being acquired by Paracelsus
                                        Healthcare Corporation on August 16, 1996

     (2) During 1996, an impairment charge of $52.5 million was recorded due to significant losses incurred at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center. The charge was based upon independent third party appraisals. In 1997 a charge of $3.5 million was recorded due to the closure of Rocky Mountain Medical Center in June 1997.

     (3) The unusual item in 1996 of $38.1 million is due to a loss reserve established in connection with an unprofitable payor contract at Rocky Mountain Medical Center. The unusual item in 1997 represents a $15.5 million reduction in the loss reserve recorded in 1996. The unusual item in 1998 represents a $7.5 million reversal in the loss reserve recorded in 1996 based on the final settlement of the unprofitable payor contract.

     (4) Other data and balance sheet data for the predecessor companies for the year ended December 31, 1994 and 1995 and the period to acquisition from January 1, 1996 represents information for only two hospitals and therefore is not considered comparable with other periods.

     (5) EBITDA is defined as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with generally accepted accounting principles, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating healthcare companies. EBITDA excludes restructuring and impairment charges and unusual items.

     (6) The ratio of earnings to fixed charges is calculated by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges, which consists of interest charges (interest expense plus interest charged to construction), the portion of rent expense which is deemed to be equivalent to interest expense, and amortization of certain financing costs. Earnings were insufficient to cover fixed charges by $103.3 million for the period ended December 31, 1996.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                                TENET HOSPITALS

     The following tables set forth selected historical financial information for the Tenet hospitals for each of the fiscal years in the five-years ended May 31, 1999 and for the three months ended August 31, 1998 and 1999. The selected financial information for each of the three fiscal years ended May 31, 1997, 1998 and 1999 has been derived from the combined financial statements of the Tenet hospitals, which have been audited by KPMG LLP, independent auditors for Tenet Healthcare Corporation, and from the underlying accounting records of the Tenet hospitals. The selected financial information for the fiscal years ended May 31, 1995 and 1996 and for the three months ended August 31, 1998 and 1999 has been derived from unaudited condensed combined financial statements of the Tenet hospitals and reflects all adjustments (consisting of normal recurring adjustments) that, in the opinion of the management of Tenet Healthcare Corporation, are necessary for a fair presentation of such information. Operating results for the three months ended August 31, 1999 are not necessarily indicative of the results that may be expected for the year.

     All information included in the following tables should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 63 and with the consolidated financial statements and related notes. Certain amounts derived from the combined statements of operations have been reclassified to conform with the presentation below.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                                TENET HOSPITALS

                                                                                                    THREE MONTHS ENDED
                                                       YEARS ENDED MAY 31,                              AUGUST 31,
                                  -------------------------------------------------------------    --------------------
                                     1995         1996(1)        1997        1998        1999        1998        1999
                                  -----------   -----------    --------    --------    --------    --------    --------
                                  (UNAUDITED)   (UNAUDITED)                                            (UNAUDITED)
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues..............   $440,476      $593,213      $540,609    $547,226    $572,506    $133,482    $142,196
Operating expenses:
  Salaries, wages and
    benefits....................    152,659       202,649       195,532     199,186     192,573      47,601      47,435
  Supplies and other............    172,920       254,239       221,542     227,271     237,874      59,234      63,903
  Provision for bad debts.......     23,957        30,680        29,404      37,827      41,904       9,936      11,843
  Management fees and corporate
    overhead....................     14,063        17,504        19,717      10,641       7,518       1,702       1,880
  Depreciation and
    amortization................     22,978        23,316        24,703      25,291      26,638       7,663       7,130
  Merger, impairment and
    restructuring charges (2)...         --            --         3,775      19,455          --          --          --
  Unusual items.................      3,822         4,334            --          --          --          --          --
                                   --------      --------      --------    --------    --------    --------    --------
                                    390,399       532,722       494,673     519,671     506,507     126,136     132,191
                                   --------      --------      --------    --------    --------    --------    --------
Operating income (loss).........     50,077        60,491        45,936      27,555      65,999       7,346      10,005
Net interest expense (income)...      8,512         2,049         1,036       1,179        (669)        536        (210)
Minority interests (3)..........         --         3,190         3,176       2,597       2,421         545         205
                                   --------      --------      --------    --------    --------    --------    --------
Income before income taxes,
  extraordinary charge and
  cumulative effect of
  accounting change.............     41,565        55,252        41,724      23,779      64,247       6,265      10,010
Provision for income taxes
  (4)...........................     16,626        22,101        17,130      10,513      25,650       2,500       3,994
                                   --------      --------      --------    --------    --------    --------    --------
Income before extraordinary
  charge and cumulative effect
  of accounting change..........     24,939        33,151        24,594      13,266      38,597       3,765       6,016
Extraordinary charge from early
  extinguishment of debt (5)....         --            --            --       6,726          --          --          --
                                   --------      --------      --------    --------    --------    --------    --------
Cumulative effect of accounting
  change(6).....................                       --            --          --          --          --       1,018
                                   --------      --------      --------    --------    --------    --------    --------
  Net income....................   $ 24,939      $ 33,151      $ 24,594    $  6,540    $ 38,597    $  3,765    $  4,998
                                   ========      ========      ========    ========    ========    ========    ========
OTHER DATA:
EBITDA (7)......................   $ 76,877      $ 88,141      $ 74,414    $ 72,301    $ 92,637    $ 15,009    $ 17,135
Depreciation and amortization
  expense.......................     22,978        23,316        24,703      25,291      26,638       7,663       7,130
Capital expenditures............         --            --        23,481      28,055      17,280       3,070         598
BALANCE SHEET DATA:
Total assets....................   $458,035      $522,819      $546,676    $555,002    $569,597    $548,333    $560,155
Long-term debt (including
  current portion)..............     62,278        33,738        32,652       8,591       7,971       8,495       7,707
Shareholders' equity............    343,121       420,686       449,190     422,957     437,930     421,705     427,215
Working capital.................     46,015        63,737        60,525      61,262      80,949      65,084      78,002

               NOTES TO SELECTED HISTORICAL FINANCIAL INFORMATION

                                TENET HOSPITALS

     (1) The summary historical financial information for the year ended May 31, 1995 does not include a full year of results of operations for hospitals acquired from a third party.

     (2) The merger, impairment and restructuring charges for the year ended May 31, 1997 is due to a change made by those Tenet hospitals acquired from third parties in the accounting methodology used to estimate allowances for doubtful accounts. On May 31, 1998 Tenet recorded a non-cash restructuring and impairment charge related to the planned closure of St. Luke's Behavioral Health Center. IASIS does not currently plan to close this facility. The restructuring reserves primarily included future cash payments which would have been made under long-term lease commitments, demolition and other anticipated costs of closure.

     (3) Minority interests primarily relates to the 25% interest in Odessa Regional Hospital owned by various physicians as limited partners.

     (4) Income tax expense for the years ended May 31, 1995 and 1996 has been adjusted to reflect an average rate of 40% for the periods presented.

     (5) The extraordinary charge, which is net of tax benefits of $4.2 million, represents the allocation to Tenet hospitals of an extraordinary charge related to the redemption of certain Tenet senior notes.

     (6) On June 1, 1999, the Tenet hospitals changed its method of accounting for start-up costs to expense such costs as incurred in accordance with Statement of Position 98-5, published by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The adoption of the Statement resulted in the write-off of previously capitalized start-up costs as of May 31, 1999 in the amount of $1.0 million, net of tax benefit, which amount is shown as a cumulative effect of an accounting change in the three months ended August 31, 1999.

     (7) EBITDA is defined as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with generally accepted accounting principles, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating healthcare companies. EBITDA excludes restructuring and impairment charges and unusual items.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis of financial condition and results of operations has been prepared separately for the Paracelsus hospitals and the Tenet hospitals and should be read in conjunction with the financial statements of each entity, the notes thereto, and the other financial information appearing elsewhere in this prospectus. This discussion contains, in addition to historical information, forward-looking statements that are subject to risks and uncertainties. Our actual results may differ materially from those anticipated in the forward-looking statements. For more information regarding the risks and uncertainties, see "Risk Factors."

GENERAL

     We are a for-profit hospital management company with operations in select markets in the United States. Our facilities are currently located in four regions: (1) Salt Lake City, Utah; (2) Phoenix, Arizona; (3) Tampa-St. Petersburg, Florida; and (4) three markets within the state of Texas. We own and/or operate 15 general, acute care hospitals and four ambulatory surgery centers, with a total of 2,144 operating beds. We also operate a Medicaid managed health plan called HealthChoice in Phoenix, Arizona. We focus on networks of medium-sized hospitals, each with 100 to 400 beds.

     Our hospitals are located in high growth markets. According to industry sources, the cumulative population growth in our markets from 1998 to 2003, on a weighted average revenue basis, is projected to be 9.3%. This growth compares favorably to the projected national growth rate of 5.0% over the same period.

     Our hospitals' revenues continue to be affected by an increasing proportion of revenue being derived from fixed payment, higher discount sources including Medicare, Medicaid, managed care organizations, insurance companies and employer-based health plans. Fixed payment amounts are often based upon the diagnosis, regardless of the cost incurred of the level of service provided. Our revenues, cash flows and earnings have been significantly reduced by this shift in reimbursement. The Balanced Budget Act has reduced the amount of reimbursement that we receive from Medicare and Medicaid. Although we expect our volume from governmental sources to increase, the level of reimbursement from these programs was reduced in 1998 and further reductions will be phased in over the next two years. The percentage of pro forma net revenue related to Medicare and Medicaid was 38.2% for the nine months ended September 30, 1999 compared to 42.7% for the prior period ending December 31, 1998.

     Our revenues are also affected by the trend toward the conversion of more services being performed on an outpatient basis due to advances in medical technology and pharmaceuticals and cost containment pressures from Medicare, Medicaid, managed care organizations and other payors.

     Hospital revenues are primarily received from Medicare, Medicaid and commercial insurance. Medicare is a federal program for elderly patients and patients with disabilities. The payment rates under the Medicare program for inpatients are based on a prospective payment system that is tied to the diagnosis of the patient. Medicaid is a jointly-funded federal and state program administered by individual states for indigent patients. Payments from Medicare and Medicaid account for a significant portion of our operating revenues. Managed care organizations, such as Health Maintenance Organizations and Preferred Provider Organizations, also account for a significant portion of our revenues.

     Net operating revenues are comprised of net patient service revenue and other revenue. Net patient service revenue is reported net of contractual adjustments and policy discounts. The adjustments principally result from differences between the hospitals' customary charges and payment rates under the Medicare and Medicaid programs. Customary charges have generally increased at a faster rate than the rate of increase for Medicare and Medicaid payments. Other revenue includes revenue from HealthChoice, a Medicaid managed health plan in Arizona, medical office building rental income and other miscellaneous revenue. Operating expenses primarily consist of hospital related costs of operation and include salaries and benefits, professional fees, supplies, provision for doubtful accounts and other expenses such as utilities, insurance, property taxes, travel, freight, postage, telephone, advertising, repairs and maintenance.

MANAGEMENT DISCUSSION AND ANALYSIS

PARACELSUS HOSPITALS

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1998

     Net revenue for the nine months ended September 30, 1999, was $140.9 million, an increase of $3.2 million, or 2.3%, from $137.7 million for the same period in 1998. The increase in net revenue is largely due to increased patient volumes in admissions, patient days and outpatient visits (excluding home health). To a lesser extent, net revenue was unfavorably impacted by the Balanced Budget Act of 1997, which was substantially phased in by the third quarter of 1998, the increasing penetration of managed care and the restructuring of home health operations in the latter half of 1998.

     The Paracelsus hospitals experienced a slight increase of 0.8% in inpatient admissions from 13,736 in the nine months ended September 30, 1998 to 13,849 for the same period in 1999. Patient days increased 3.7% from 48,003 in 1998 to 49,773 in 1999. Excluding home health visits, outpatient visits increased 13.6% from 214,940 in 1998 to 244,248 in 1999. The increase in admissions and outpatient visits resulted from (1) the increase in number of physicians and services at several hospitals, (2) increased volume generated from certain hospital benchmarking and service awareness programs implemented in 1998 and (3) favorable demographic changes in the Salt Lake metropolitan area. Due to the closure or sale of all home health operations in 1998, the Paracelsus hospitals reported no home health visits in 1999 as compared to 26,920 in 1998.

     Operating expenses (salaries and benefits, other operating expenses and provision for bad debts) increased by $3.3 million from $114.7 million for the nine months ended September 30, 1998 to $118.0 million for the same period in 1999 primarily from increases in bad debt expense and supply costs. The increase in bad debt expense resulted from (1) the effect of computer system conversion at certain hospitals, (2) personnel turnover, which unfavorably affected billings and collections at certain facilities and (3) a favorable impact in 1998 from the collection of accounts previously written off. An increase in acuity at one hospital contributed to the increase in supply costs. Operating expenses expressed as a percentage of net revenue, remained relatively flat at 83.3% for the nine months ended September 30, 1998 and 83.7% for the nine months ended September 30, 1999. The stability of operating margins of 16.3% and 16.7% for the nine months ended September 30, 1999 and 1998, respectively, reflects the favorable impact of the various cost reduction initiatives undertaken in the latter half of 1998, which reduced salaries and benefits.

     Interest expense decreased $6.1 million from $13.4 million for the nine months ended September 30, 1998 to $7.3 million for the same period in 1999, primarily due to an increase in cash generated from operations and a decrease in interest allocation from Paracelsus Healthcare Corporation.

     Depreciation and amortization expense increased $1.0 million from $8.6 million for the nine months ended September 30, 1998 to $9.6 million for the same period in 1999 primarily due to additions to property and equipment.

     Income from continuing operations before income taxes was $1.0 million and $3.5 million for the nine months ended September 30, 1999 and 1998, respectively. Income from continuing operations before income taxes in 1998 included an unusual gain of $7.5 million relating to the settlement of a capitated contract dispute.

     The Paracelsus hospitals recorded no income tax provision or benefit for the nine months ended September 30, 1999 and 1998 due to revisions of the estimated valuation allowance on deferred tax assets.

     Net income for the nine months ended September 30, 1999 was $1.0 million compared to net income of $3.5 million for the same period of 1998.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

     Net revenues decreased 4.9% to $183.1 million in 1998 from $192.6 million in 1997. Inpatient admissions decreased 3.9% from a year ago and outpatient visits decreased 8.0%. The decrease in revenues was due to several factors including decreases in Medicare reimbursement rates mandated by the Balanced Budget Act, which became effective October 1, 1997, and the sale of a home health business during 1998. Other factors that contributed to the decline in revenues included the closing of skilled nursing and psychiatric units and lower reimbursement rates from managed care payors.

     Salaries, wages and benefits were $65.9 million or 36.0% of net operating revenues in 1998 compared to $67.7 million or 35.1% of net operating revenues in 1997. This $1.8 million decrease was due to a reduction in staffing levels in reaction to the implementation of the Balanced Budget Act. As a percentage of net operating revenues, salaries, wages and benefits increased due to the overall decrease in net revenue discussed above.

     Other operating expenses were $74.0 million or 40.4% of net operating revenues in 1998, compared to $75.4 million or 39.1% of net operating revenues in 1997. Included in this category are supply costs, which remained essentially flat as a percentage of net operating revenues at approximately 13.5% for both periods, which was attributable to a reduction in certain higher cost procedures at some facilities. The remaining expenses in this category including professional fees, contract services, repairs and maintenance, rents and leases, utilities and insurance increased as a percentage of net operating revenues to 26.8% in 1998 from 25.5% in 1997. This increase reflects a decline in net revenues that was not sufficiently offset by cost reduction efforts.

     Provision for doubtful accounts decreased to $11.8 million or 6.4% of net operating revenues in 1998 from $17.0 million or 8.8% of net operating revenues in 1997. The decrease was due primarily to the improvement of collection processes at two facilities and the collection of previously reserved home health accounts receivable.

     Depreciation and amortization expense was $11.8 million or 6.4% of net operating revenues in 1998 compared to $11.1 million or 5.8% of net operating revenues in 1997. The increase was due primarily to additions to property and equipment.

     Income from continuing operations before income taxes was $3.5 million and $3.7 million for the year ended December 31, 1998 and 1997, respectively. Income from continuing operations before income taxes in 1998 included an unusual gain of $7.5 million relating to the settlement of a capitated contract dispute. Income from continuing operations before income taxes in 1997 included an unusual gain of $12.0 million relating to a $15.5 million reduction of a loss contract accrual, offset by charges of $3.5 million relating to a hospital closure.

     The Paracelsus hospitals recorded no income tax provision or benefit for the years ended December 31, 1998 and 1997 due to revisions of the estimated valuation allowance on deferred tax assets.

     Net income for the year ended December 31, 1998 was $3.5 million compared to net income of $4.8 million for the year ended December 31, 1997.

TENET HOSPITALS

THREE MONTHS ENDED AUGUST 31, 1999 COMPARED TO THREE MONTHS ENDED AUGUST 31,
1998

     Net operating revenues for the three months ended August 31, 1999 was $142.2 million, an increase of $8.7 million, or 6.5%, from $133.5 for the same period in 1998. Net operating revenues increased due to improved managed care reimbursement and facility-specific initiatives offset, in part, by a decrease in volumes due to the impending sale.

     The Tenet hospitals experienced a slight decrease of 1.5% in inpatient admissions from 12,601 for the three months ended August 31, 1998 to 12,412 for the same period in 1999. Patient days decreased 4.6% from 62,032 for the three months ended August 31, 1998 to 59,154 for the same period in 1999. Outpatient visits decreased 8.6% from 137,518 for the three months ended August 31, 1998 to 125,752 for the same period in 1999.

     Cost savings initiatives related to salaries and benefits had a positive impact decreasing salaries and benefits expense to $47.4 million or 33.3% of net operating revenues for the three months ended August 31, 1999, compared to $47.6, or 35.7%, of net operating revenues for the same period in 1998.

     Supply expense was $20.4 million or 14.3% of net operating revenues for the three months ended August 31, 1999 compared to $20.2 million or 15.1% of net operating revenues for the same period in 1998. Supply saving initiatives had a positive impact decreasing supplies expense as a percentage of net operating revenue.

     Provision for doubtful accounts increased to $11.8 million, or 8.3%, of net operating revenue for the three months ended August 31, 1999 compared to $9.9 million, or 7.4%, of net operating revenues for the same period in 1998. The increase in provision for doubtful accounts resulted from personnel turnover, which unfavorably affected billings and collections at certain facilities.

     Other operating expenses increased to $43.5 million, or 30.6%, of net operating revenue for the three months ended August 31, 1999 from $39.1 million, or 29.3%, of net operating revenue for the same period in 1998. Factors contributing to this increase included increased operating expenses attributable to the increase in collection agency and consulting fees and increased administrative expenses.

     Overhead allocated from the parent company increased to $1.9 million for the three months ended August 31, 1999 compared to $1.7 million for the same period in 1998.

     Depreciation and amortization expense was $7.1 million or 5.0% of net operating revenues for the three months ended August 31, 1999 compared to $7.7 million for the same period in 1998.

YEAR ENDED MAY 31, 1999 COMPARED TO YEAR ENDED MAY 31, 1998

     Net operating revenues, which comprise net patient service revenues and capitation premiums, increased 4.6% to $572.5 million in 1999 from $547.2 million in 1998. Net patient service revenues increased 2.6% to $490.3 million in 1999 from $477.7 million in 1998. Volume increased due to the signing of new managed care contracts in one market and facility-specific initiatives at several other hospitals. The increase in volume was offset in part by the reduction of inpatient hospital, home health and skilled nursing facility reimbursement due to the Balanced Budget Act. Hospital net revenue per adjusted patient day increased 5.9% in 1999. Capitation revenue from HealthChoice, a Medicaid managed health plan, increased 18.4% from $69.5 million in 1998 to $82.3 million in 1999, due in part to a 6.8% premium increase and a $2.3 million increase in independent physician association, or IPA, management revenue.

     Salaries and benefits were $192.6 million or 33.6% of net operating revenues in 1999 compared to $199.2 million or 36.4% of net operating revenues in 1998. Supplies were $82.9 million or 14.5% of net operating revenues in 1999 compared to $81.5 million or 14.9% of net operating revenues in 1998. Supply expenses increased on an absolute dollar basis due to an increase in high cost procedures and the opening of a cardiac catheterization lab. Salaries and benefits and supplies as a percentage of total net operating revenues decreased primarily due to a reduction in the number of employees and the significant increase in HealthChoice revenue, which required minimal additional staffing and no incremental supply costs.

     Other operating expenses increased to $155.0 million or 27.1% of net operating revenue in 1999 from $145.8 million or 26.6% of net operating revenue in 1998. Factors contributing to this increase included increased operating expenses attributable to the increase in HealthChoice revenues, increased collection agency and consulting fees and increased administrative expenses.

     Provision for doubtful accounts increased to $41.9 million or 7.3% of net operating revenues in 1999 compared to $37.8 million or 6.9% of net operating revenues in 1998. The increase was primarily attributable to the turnover of billings and collection staff at some of the hospitals and a change in the accounting for bad debt expense at some facilities.

     Overhead allocated from the parent company decreased to $7.5 million in 1999 compared to $10.6 million in 1998. This decrease is attributable to changes in accounting treatment for certain allocated corporate costs and reductions in corporate headcount and expenses as a result of a resource review program implemented by Tenet Healthcare Corporation in January 1999.

     Depreciation and amortization were $26.6 million or 4.6% of net operating revenues in 1999, up from $25.3 million or 4.6% of net operating revenues in 1998.

YEAR ENDED MAY 31, 1998 COMPARED TO YEAR ENDED MAY 31, 1997

     Total net operating revenues increased 1.2% to $547.2 million in 1998 from $540.6 million in 1997. Net patient service revenues increased 0.2% to $477.7 million in 1998 from $476.9 million in 1997. Inpatient admissions increased 2.9% and outpatient visits decreased 11.6% over the prior period. Volume increased due to a number of factors including the signing of new managed care contracts and increased admissions to specialty units (rehabilitation and skilled nursing) at one facility. The decrease in outpatient visits was primarily attributable to a reduction in home health services offered. Hospital net revenue per adjusted patient day decreased 2.4% in 1998. Capitation revenue for Health Choice increased 9.1% from $63.7 million in 1997 to $69.5 million in 1998, due in part to a 4.9% premium increase and, a 13.4% increase in covered lives, offset by a $3.6 million decrease in independent physician association, or IPA, management revenue due to the loss of a contract.

     Salaries and benefits were $199.2 million or 36.4% of net operating revenues in 1998 compared to $195.5 million or 36.2% of net operating revenues in 1997. Salaries and benefits increased primarily due to annual wage and merit increases and increased utilization of contract nurses at one facility. Supplies increased to $81.5 million in 1998 from $80.4 million in 1997, and remained constant as a percentage of net operating revenues at 14.9% over the same period.

     Other operating expenses increased to $145.8 million or 26.6% of net operating revenues in 1998 from $141.1 million or 26.1% of net operating revenues in 1997. Factors contributing to this increase included increased collection agency fees, increased operating expenses attributable to the increase in HealthChoice revenues and increased administrative expenses.

     Provision for doubtful accounts increased to $37.8 million or 6.9% of net operating revenues in 1998 from $29.4 million or 5.4% in 1997. Some of the factors contributing to this increase included a change in reserve methodology at some facilities, an increase in managed care payor mix and an increase in self-pay visits to emergency rooms.

     Overhead allocated from the parent company decreased to $10.6 million in 1998 compared to $19.7 million in 1997. This decrease can be primarily attributed to a reduction in allocable non-recurring charges at the corporate level.

     Depreciation and amortization were $25.3 million or 4.6% of net operating revenues in 1998, up slightly from $24.7 million or 4.6% of net operating revenues in 1997.

LIQUIDITY AND CAPITAL RESOURCES

PARACELSUS HOSPITALS

     Historically, the major source of financing for the Paracelsus hospitals has been cash generated from operations and funds provided by the former parent company.

     At September 30, 1999, the Paracelsus hospitals had working capital of $3.7 million compared to $10.4 million at December 31, 1998. At December 31, 1997, working capital was $16.0 million. The decline was due to decreased accounts receivable balances, which were partially offset by a decrease in accrued liabilities.

     For the nine months ended September 30, 1999, cash provided by operating activities increased to $17.6 million from cash used in operating activities of $2.0 million for the nine months ended September 30, 1998 primarily due to a reduction in interest expense allocated by the parent company and the 1998 settlement of a capitated contract dispute. Cash provided by operating activities increased to $6.2 million for the year ended December 31, 1998 from cash used in operating activities of $14.6 million for the year ended December 31, 1997. The increase at December 31, 1998 was due to reductions in unusual items and supplies and a significant increase in accounts payable, which was partially offset by growth in accounts receivable balances in the same year.

     For the nine months ended September 30, 1999, cash used in investing activities increased to $13.5 million from $2.5 million for the nine months ended September 30, 1998, and cash used in investing activities increased to $6.4 million for the year ended December 31, 1998 from $0.4 million for the year ended December 31, 1997. These increases were primarily due to increased purchases of property and equipment during these periods.

TENET HOSPITALS

     Historically, the major source of financing for the Tenet hospitals has been cash generated from operations and funds provided by the former parent company.

     At August 31, 1999, the Tenet hospitals had working capital of $78.0 million compared to $80.9 million at May 31, 1999. At May 31, 1998, working capital was $61.3 million. The increase was due to increases in accounts receivable balances, supplies, deferred income taxes and other prepaid expenses.

     For the three months ended August 31, 1999 cash provided by operating activities increased to $16.8 million from $8.9 million for the three months ended August 31, 1998 primarily due to an increase in accounts payable and accrued expenses, offset in part by growth in accounts receivable. Cash provided by operating activities decreased to $44.0 million for the year ended May 31, 1999 from cash provided of $70.6 million for the year ended May 31, 1998. The decrease was due to reductions in merger, impairment, restructuring and extraordinary charges as well as a large reduction in accounts payable and accrued expenses. For the year ended May 31, 1997, cash provided by operating activities was $45.9 million. The increase from 1997 to 1998 was primarily due to a significant increase in accounts payable.

     For the three months ended August 31, 1999, cash used in investing activities decreased to $0.3 million from $3.1 million for the three months ended August 31, 1998, and cash used in investing activities decreased to $18.0 million for the year ended May 31, 1999 from $24.2 million for the year ended May 31, 1998. For the year ended May 31, 1997, cash used in investing activities was $23.5 million. These changes were primarily due to capital expenditures.

LIQUIDITY AND CAPITAL RESOURCES

IASIS

     We have recently become an independent company. Therefore, historical cash flows may not be indicative of future liquidity. Ongoing operations will require the availability of sufficient funds to service debt, fund working capital and perform maintenance and growth capital expenditures on our facilities, including start-up capital expenditures for Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center. We intend to finance these activities through cash flows from our operating activities and from amounts available under the revolving credit facility. In addition, we did not acquire the accounts receivable related to the Tenet hospitals as part of the acquisition of the Tenet hospitals and other assets of Tenet Healthcare Corporation and are therefore funding a cash balance of $99.9 million out of the credit facility and the offering of the old notes to fund working capital as accounts receivable increase to normalized levels.

     Capital expenditures for the nine months ended September 30, 1999 combined for the Paracelsus hospitals, Tenet hospitals and management company were $22.6 million,

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

primarily due to routine maintenance of equipment and facilities and an expansion project at one of our facilities. Management anticipates that capital expenditures during the remainder of 1999 and for 2000 will increase over prior periods primarily due to the re-opening and operation of Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, enhancement of services at some of the facilities and capital investments relating to operating independently. Accordingly, capital expenditures for 2000 are budgeted at approximately $50.0 million. However, this estimate is based upon management's analysis of various factors, many of which are beyond our control and there can be no assurance that such capital expenditures (including those associated with the re-opening of Rocky Mountain Medical Center) will not significantly exceed budget or that the re-opening of Rocky Mountain Medical Center will be successful.

     We recently entered into a $330.0 million credit facility, consisting of a $125.0 million revolving credit facility, an $80.0 million tranche A term loan, and a $250 million tranche B term loan. None of the revolving credit facility was drawn at the closing of the offering of the old notes (other than for the issuance of approximately $25.0 million of letters of credit). The credit facility is guaranteed by substantially all of our subsidiaries and secured by substantially all of our assets. For further information on our credit facility, see "Description of Credit Facility" on page 99.

     Based upon the current level of operations and anticipated growth, we believe that cash generated from operations and amounts available under the revolving credit facility will be adequate to meet our anticipated debt services requirements, capital expenditures and working capital needs for the next several years. There can be no assurance, however, that our business will generate sufficient cash flow from operations, that future borrowings will be available under the credit facility or otherwise to enable us to service our indebtedness including the credit facility and the notes, or to make anticipated capital expenditures. Our future operating performance, our ability to service or refinance the notes, and our ability to service and extend or refinance the credit facility will be subject to future economic conditions and to financial, business and other factors, many of which are beyond our control.

YEAR 2000 COMPLIANCE

     We did not experience any material disruptions or other effects caused by the Year 2000 Problem, nor do we expect to experience any material disruptions or other effects caused by the Year 2000 Problem in the future.

INFLATION

     Management believes inflation has not had a significant impact on IASIS's results of operations for the periods presented. Management does not anticipate inflation having a significant impact on the future results of operations.

MARKET RISK

     IASIS is subject to market risk associated with some commodity prices and, effective with the revolving credit agreement we entered into in October, changes in interest rates.

     To manage the risk of fluctuations in interest rates, IASIS's borrowings are a mix of fixed and floating rate obligations. This includes the $230.0 million of old notes that bear interest at a 13% fixed rate and are due 2009. IASIS's $455.0 million term loan and revolving credit facility bear interest at a floating rate. The carrying amount of IASIS's

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

debt obligations approximates the fair value of similar debt instruments of comparable maturity and the interest rate market risk is currently not considered significant.

NEW ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes comprehensive accounting and reporting standards for derivative instruments and hedging activities that require a company to record the derivative instruments at fair value in the balance sheet. Furthermore, the derivative instrument must meet specific criteria or the change in its fair value is to be recognized in earnings in the period of change. To achieve hedge accounting treatment the derivative instrument needs to be part of a well-documented hedging strategy that describes the exposure to be hedged, the objective of the hedge and a measurable definition of its effectiveness in hedging the exposure. This statement is effective as of the beginning of the first quarter of the fiscal year beginning after June 15, 2000. Adoption of this statement is not expected to have a material adverse effect on IASIS's financial statements.

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position ("SOPs") that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to IASIS beginning with its fiscal year ended September 30, 2000. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. IASIS does not expect the adoption of either of these SOPs to have a material effect on its future results of operations.

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating segments in interim financial reports. Management has not yet determined whether IASIS has separately reportable segments as defined under SFAS 131.

                                    BUSINESS

COMPANY OVERVIEW

     We are a for-profit hospital management company with operations in select markets in the United States. Our facilities are currently located in four regions: (1) Salt Lake City, Utah; (2) Phoenix, Arizona; (3) Tampa-St. Petersburg, Florida; and (4) three markets within the state of Texas. We own and/or operate 15 general, acute care hospitals and four ambulatory surgery centers, with a total of 2,144 operating beds. We focus on networks of medium-sized hospitals, each with 100 to 400 beds. We also operate a Medicaid managed health plan called Health Choice in Phoenix, Arizona.

     Our general, acute care hospitals offer a variety of inpatient medical and surgical services commonly available in hospitals, such as cardiology, emergency services, general surgery, internal medicine, obstetrics and orthopedics. In addition, our facilities provide outpatient and ancillary services such as outpatient surgery, physical therapy, radiation therapy, radiology and respiratory therapy.

     Our hospitals are located in high growth markets. According to industry sources, the cumulative population growth in our markets from 1998 to 2003, on a weighted average revenue basis, is projected to be 9.3%. This growth compares favorably to the projected national growth rate of 5.0% over the same period.

     Our senior management team has extensive experience in multi-facility hospital operations, financial management and business development with an average of 23 years of experience in the for-profit hospital industry. Several of our senior executives, including Wayne Gower, President and Chief Executive Officer, are former senior executives at Columbia/HCA Healthcare Corporation. Mr. Gower previously served as President of Columbia/HCA's Summit Division, overseeing the operations of 21 hospitals with annual net revenues in excess of $1.0 billion.

     Our revenues and EBITDA are well-distributed throughout each of our markets. This diversity helps to insulate us from individual local economic, demographic and legislative changes. For the nine months ended September 30, 1999, on a pro forma basis to reflect corporate overhead adjustments, we generated $585.0 million in revenues and $97.1 million in Adjusted EBITDA.

BUSINESS STRATEGY

     Our strategic objective is to provide high-quality, cost-effective healthcare services in the select communities we serve throughout the United States. We intend to build strong relationships with physicians, employees and payors founded on a common vision of customer service, quality care, appropriate services mix, elimination of unnecessary costs and sound investment of capital to meet the healthcare needs of the community. We believe that we will operate a leading for-profit hospital management company by:

     - Developing community-focused hospital networks in high growth markets;

     - Capitalizing on opportunities for revenue enhancement; and

     - Increasing margins by taking advantage of cost saving opportunities.

The key elements of our business strategy are the following:

     - Increase volume by expanding services. We intend to increase our revenues by increasing the capacity of our facilities and broadening the scope of services offered at our facilities in accordance with local needs. Recognizing the shift from inpatient to outpatient treatments, we intend to enhance the convenience of our outpatient services. In addition, we believe that the expansion of surgical capacity and the upgrading of specialty services, such as physical therapy, radiology, rehabilitation and other diagnostic services, represent particularly attractive opportunities to increase patient visits, admissions and surgeries. We also seek to increase the efficiency, and therefore volume, of our emergency rooms by operating dual-track ERs. We believe that this dual-track strategy, which separates urgent care patients from non-urgent care patients will allow us to optimize staffing efficiencies, alleviate patient flow bottlenecks and design protocols to match the acuity of medical cases, which we believe will result in a more efficient allocation of hospital resources.

     - Improve operating efficiencies. We believe margins at our facilities can be improved through the implementation of well-defined operating expense control initiatives. Several measures will be implemented including optimizing staffing levels according to patient volumes and seasonal needs at each facility, reducing bad debt expense by effectively managing each hospital's billing and collection processes, reducing supply costs by eliminating waste and over-utilization and reallocating hospital services and resources in order to balance community needs and profitability.

     - Retain and develop local management. A strong, attentive management team at each facility is integral to developing and implementing strategic objectives at our hospitals. Under previous ownership, several of our hospitals experienced significant turnover. Many of those hospitals shared management teams with other facilities. We intend to recruit experienced senior managers in order to give each hospital its own dedicated management team. Stable local management, including a chief executive officer, chief financial officer and chief nursing officer at each facility, will enhance medical staff relations and maintain continuity in the community. We will also incentivize local management teams by basing compensation on the operating results and quality of care at each facility.

     - Strengthen physician retention and recruiting. We believe that the retention and recruitment of physicians is critical to our long term success. We will execute this strategy by broadening the range of services at our hospitals and by utilizing our existing physician relationships to recruit new primary care physicians and specialists. We also intend to create local physician advisory committees, comprised of leading area physicians who will work with management to ascertain local needs. Our management believes that establishing such committees will also assist in developing a long-term relationship between physicians and local management, enhance physician loyalty and improve the quality of healthcare.

     - Improve managed care position through better payor relationships. We believe that establishing and maintaining strong relationships with payors is critical to our success. We plan to increase volume by entering into new contracts with payors and plan to improve profitability by negotiating more favorable terms in our existing contracts. Under the larger corporate structures of the previous owners, some managed care contracting was not negotiated to provide maximum benefit to each of the individual facilities in the community. We believe that understanding facility-specific issues and concerns, developing relationships with local payors and strengthening our market presence will enable us to negotiate more favorable terms in both new and existing contracts.

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

     - Selectively pursue strategic acquisitions and partnerships. We intend to selectively pursue hospital acquisitions which will improve financial performance and regional presence in our existing markets. Additionally, we will focus our new market development efforts on regions with a growing population base greater than 100,000, a stable or improving managed care environment and favorable demographics. In addition, we will continue to identify opportunities to expand our presence through strategic alliances with providers and by partnering with physicians to develop additional services.

SERVICES AND OPERATIONS

     Our general, acute care hospitals offer a variety of inpatient medical and surgical services commonly available in hospitals, such as cardiology, emergency services, general surgery, internal medicine, obstetrics and orthopedics. In addition, our facilities provide outpatient and ancillary services such as outpatient surgery, physical therapy, radiation therapy, radiology and respiratory therapy.

     Each of our hospitals is governed by a board of trustees, which includes members of the hospital's medical staff as well as community leaders. The board of trustees establishes policies concerning medical, professional and ethical practices, monitors such practices, and is responsible for ensuring that these practices conform to established standards. We intend to maintain quality assurance programs to support and monitor quality of care standards and to meet accreditation and regulatory requirements. Patient care evaluations and other quality of care assessment activities will be monitored on a continuing basis.

     Our hospitals do not engage in extensive medical research and medical education programs. However, some of our hospitals have affiliations with medical schools.

     In addition to providing capital resources, we will make available a variety of management services to our healthcare facilities. These services will include information systems; ethics and compliance programs; leasing contracts; accounting, financial and clinical systems; legal support; personnel and employee benefits management; internal auditing; supply purchasing agreements; and resource management. Some of these services initially will be provided through transitional arrangements made with Paracelsus Healthcare Corporation and Tenet Healthcare Corporation. We will participate in the Tenet buy power purchasing program, allowing us access to very favorable rates on medical and non-medical supplies.

UTILIZATION

     We believe that there are two important factors relating to the overall utilization of a hospital: (1) the quality and market position of the hospital and (2) the number, quality and specialities of physicians providing patient care within the facility. Generally, we believe that the ability of a hospital to meet the healthcare needs of its community is determined by its breadth of services, level of technology, emphasis on quality of care and convenience for patients and physicians. Other factors which impact utilization include the size of and growth in local population, local economic conditions, the availability of reimbursement programs such as Medicare and Medicaid, and market penetration of managed care programs. Utilization across the industry is also being affected by improved treatment protocols as a result of advances in medical technology and pharmacology.

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

The following table sets forth combined operating statistics for our hospitals:

                                                        1997       1998       1999
                                                       -------    -------    -------
Number of hospitals at end of period.................       15         15         15
Number of operating beds at end of period (1)........    2,144      2,144      2,144
Admissions (2).......................................   69,721     70,484     53,669
Patient days (3).....................................  334,998    336,068    247,492
ER Visits............................................      N/A    260,633    206,855
Average daily census (4).............................      918        921        906

-------------------------

Note: Data for 1997 and 1998 is for the twelve months ended December 31 for the Paracelsus hospitals and is for the twelve months ended May 31 for the Tenet hospitals; data for 1999 is for the nine months ended September 30 for the Paracelsus hospitals and is for the nine months ended August 31 for the Tenet hospitals; statistics do not include HealthChoice.

(1) Excludes 120 beds at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, which closed in June 1997 and is scheduled to reopen during the first quarter of 2000. See "Liquidity and Capital Resources" on page 68.

(2) Represents the total number of patients admitted (who remain in the facility for a period in excess of 23 hours) to our hospitals and is used by management and investors as a general measure of inpatient volume.

(3) Represents the number of days beds were occupied over the period.

(4) Represents the average number of inpatients in our hospital beds each day.

     Our hospitals have experienced significant shifts from inpatient to outpatient care as well as decreases in average lengths of inpatient stay, primarily as a result of improvements in technology and clinical practices and hospital payment changes by Medicare, insurance carriers and self-insured employers. These hospital payment changes generally encourage the utilization of outpatient, rather than inpatient, services whenever possible and shortened lengths of stay for inpatient care. In response to this shift toward outpatient care, we are reconfiguring some hospitals to more effectively accommodate outpatient services and restructuring existing surgical capacity to permit additional outpatient volume and a greater variety of outpatient services.

     Our facilities will continue to emphasize those outpatient services that can be provided on a quality, cost-effective basis and that we believe will experience increased demand. The patient volumes and net operating revenues at our hospitals and our outpatient surgery centers are subject to seasonal variations caused by a number of factors, including, but not necessarily limited to, seasonal cycles of illness, climate and weather conditions, vacation patterns of both patients and physicians and other factors relating to the timing of elective procedures.

     In addition, inpatient care is increasingly incorporating sub-acute care, where a less-intensive level of care is necessary. We have been proactive in the development of a variety of sub-acute inpatient services to utilize a portion of our unused capacity. By offering cost-effective sub-acute services in appropriate circumstances, we are able to provide a continuum of care where the demand for such services exists. For example, some of our hospitals have developed rehabilitation units. Such units utilize less intensive staffing levels with corresponding lower costs to provide the range of services sought by payors.

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

SOURCES OF REVENUE

     We receive payment for patient services from the federal government primarily under the Medicare program, state governments under their respective Medicaid programs, Health Maintenance Organizations, Preferred Provider Organizations and other private insurers, as well as directly from patients. The approximate percentages of net patient revenues from continuing operations of our facilities from such sources during the periods specified below were as follows:

                                                             1997     1998     1999
                                                             -----    -----    -----
Medicare...................................................   37.8%    35.8%    31.5%
Medicaid...................................................    8.6      6.9      6.7
Commercial Payors..........................................   53.6     57.3     61.8
                                                             -----    -----    -----
          Total............................................  100.0%   100.0%   100.0%
                                                             =====    =====    =====

-------------------------

Note: Data for 1997 and 1998 is for the twelve months ended December 31 for the Paracelsus hospitals and is for the twelve months ended May 31 for Tenet hospitals; data for 1999 is for the nine months ended September 30 for the Paracelsus hospitals and is for the nine months ended August 31 for Tenet hospitals; statistics do not include HealthChoice.

     Medicare is a federal program that provides hospital and medical insurance benefits to persons age 65 and over, some disabled persons and persons with end-stage renal disease. Medicaid programs are jointly funded by federal and state governments and are administered by states under an approved plan which provides hospital benefits to qualifying individuals who are unable to afford care. All of our hospitals are certified as providers of Medicare and Medicaid services. Amounts received under the Medicare and Medicaid programs are generally significantly less than the hospital's customary charges for the services provided.

     Private payors include Health Maintenance Organizations, Preferred Provider Organizations, private insurance companies, employers and individual private payors. Most of our hospitals offer discounts from established charges to private payors if they are large group purchasers of healthcare services. These discount programs limit our ability to increase charges in response to increasing costs. For more information on managed care programs, see
"-- Competition" below. Patients are generally not responsible for any difference between customary hospital charges and amounts reimbursed for such services under Medicare, Medicaid, some private insurance plans, Health Maintenance Organizations or Preferred Provider Organizations, but are responsible for services not covered by such plans, exclusions, deductibles or co-insurance features of their coverage. The amount of such exclusions, deductibles and co-insurance has generally been increasing each year. Collecting amounts due from individual patients is typically more difficult than collecting from governmental or private payors. For more information on the reimbursement programs on which our revenues are dependent, see "-- Reimbursement; Regulation" on page 80.

COMPETITION

     Our facilities and related businesses operate in competitive environments. Our competitive position within a geographic area is affected by a number of factors including:

     - the scope, breadth and quality of services;

     - number, quality and specialties of physicians, nurses and other healthcare professionals;

     - reputation;

     - managed care contracting relationships; physical condition of facilities and medical equipment;

     - location; parking or proximity to public transportation;

     - ability to form local hospital networks;

     - tenure in the community; and

     - charges for services.

     We currently face competition from established, not-for-profit healthcare corporations. In the future, we expect to encounter increased competition from companies, like ours, that consolidate hospitals and healthcare companies in specific geographic markets. Continued consolidation will be a leading contributing factor to increased competition in markets in which we already have a presence and in markets we wish to penetrate.

     One factor in the competitive position of a hospital is the number and quality of physicians affiliated with the hospital. In large part, a hospital's revenues, whether from managed care payors, traditional health insurance payors or directly from patients, depend on the quality and scope of physicians' practices associated with the hospital. Physicians refer patients to hospitals on the basis of the quality of services provided by the hospital, the quality of the medical staff and employees affiliated with the hospital, the quality and age of the hospital's facilities and equipment, and the hospital's location. We intend to retain and recruit physicians by equipping our hospitals with technologically advanced equipment, sponsoring training programs to educate physicians on advanced medical procedures and creating an environment within which physicians prefer to practice. While physicians may terminate their association with a hospital operated by us at any time, our hospitals seek to retain physicians of varied specialities on the hospitals' medical staffs and to recruit other qualified physicians. Accordingly, we strive to maintain and improve the level of care at our hospitals, uphold ethical and professional standards and provide quality facilities, equipment, employees and services for physicians and their patients.

     Another factor in the competitive position of a hospital is the ability of its management to negotiate service contracts with purchasers of group healthcare services. The importance of obtaining managed care contracts has increased over the years and is expected to continue to increase as employers, private and government payors and others turn to the use of managed care in an attempt to control rising healthcare costs. The revenues and operating results of most of our hospitals are significantly affected by the hospitals' ability to negotiate favorable contracts with managed care payors. Health Maintenance Organizations and Preferred Provider Organizations use managed care contracts to direct patients to, and manage the use of, hospital services in exchange for discounts from the hospitals' established charges. Employers and traditional health insurers are also increasingly interested in containing costs through similar contracts with hospitals. The importance of obtaining contracts with managed care organizations varies from market to market, depending on the market strength of such organizations.

     An additional competitive factor is whether the hospital is part of a local hospital network and, if so, the scope and quality of services offered by such network and by competing networks. A hospital that is part of a network that offers a broad range of services in a wide geographic area is more likely to obtain managed care contracts than a hospital that is not. We intend to evaluate changing circumstances in each geographic area on an ongoing basis and to position ourselves to compete in the managed care market by forming our own, or joining with others to form, local hospital networks.

     State Certificate of Need laws, which place limitations on a hospitals' ability to expand hospital services and add new equipment, also may have the effect of restricting competition. The application process for approval of covered services, facilities, changes in operations and capital expenditures is highly competitive. In those states which have no Certificate of Need laws or which set relatively high thresholds before expenditures become reviewable by state authorities, competition in the form of new services, facilities and capital spending may be more prevalent. Florida is the only state in which we currently operate that requires compliance with Certificate of Need laws. For more information on regulation and Certificate of Needs, see "-- Government Regulation and Other Factors" on page 83.

     The hospital industry and our hospitals continue to have significant unused capacity. Inpatient utilization, average lengths of stay and average inpatient occupancy rates continue to be negatively affected by pre-authorization and utilization review as well as payment mechanisms to maximize outpatient and alternative healthcare delivery services for less acutely ill patients. Admissions constraints, payor pressures and increased competition are expected to continue. We will endeavor to meet these challenges by expanding our facilities' outpatient services, offering appropriate discounts to private payor groups, upgrading facilities and equipment, and offering new programs and services.

     One element of our business strategy is expansion through the acquisition of general, acute care hospitals in growing markets. The competition to acquire hospitals is significant, and there can be no assurance that suitable acquisitions, for which other healthcare companies (including those with greater financial resources than ours) may be competing, will be available to us. The acquiror will often be selected for a variety of reasons and not exclusively on the basis of price. We believe that our strategic goals align our interests with those of the local communities served by our hospitals. We also believe that our commitment to maintaining the local availability of healthcare services, together with the reputation of our hospitals for providing market specific, high quality healthcare, our focus on physician recruiting and retention, our management's operating experience, and our direct access to capital will enable us to compete successfully for acquisitions.

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

PROPERTIES

     The following table lists the facilities acquired pursuant to the recapitalization and the Tenet acquisition:

                                                                              LICENSED
HOSPITALS                                              CITY          STATE      BEDS
---------                                        ----------------    -----    --------
Davis Hospital and Medical Center..............  Layton               UT        126
  Jordan Valley Hospital.......................  West Jordan          UT         50
  Pioneer Valley Hospital......................  West Valley City     UT        139
  Salt Lake Regional Medical Center............  Salt Lake City       UT        200
  Rocky Mountain Medical Center (1)............  Salt Lake City       UT        120
  Mesa General Hospital Medical Center.........  Mesa                 AZ        143
  St. Luke's Medical Center (2)................  Phoenix              AZ        350
  Tempe St. Luke's Hospital....................  Tempe                AZ        106
  Memorial Hospital of Tampa...................  Tampa                FL        174
  Palms of Pasadena Hospital...................  St. Petersburg       FL        307
  Town & Country Hospital......................  Tampa                FL        201
  Mid-Jefferson Hospital.......................  Nederland            TX        138
  Odessa Regional Hospital.....................  Odessa               TX        100
  Park Place Medical Center....................  Port Arthur          TX        244
  Southwest General Hospital...................  San Antonio          TX        286
OTHER OPERATIONS
----------------
  Davis Surgical Center........................  Layton               UT         --
  Sandy City ASC...............................  West Jordan          UT         --
  Biltmore Surgery Center......................  Phoenix              AZ         --
  Metro Surgery Center.........................  Mesa                 AZ         --
  Health Choice of Arizona.....................  Phoenix              AZ         --

-------------------------

(1) Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, has been closed since June 1997 and is scheduled to reopen during the first quarter of 2000. See "Liquidity and Capital Resources" on page 69.

(2) Includes St. Luke's Behavioral Health Center.

     Medical office buildings also are operated in conjunction with our hospitals. These office buildings are primarily occupied by physicians who practice at our hospitals.

     Our headquarters are located in Franklin, Tennessee. We also have a division office in Salt Lake City, Utah.

     Our hospitals and other facilities are suitable for their respective uses and are, in general, adequate for our present needs.

EMPLOYEES AND MEDICAL STAFF

     We have approximately 7,000 employees, including approximately 900 part-time employees. None of our employees is subject to collective bargaining agreements. We consider our employee relations to be good. While some of our hospitals experience union organizing activity from time to time, we do not expect such efforts to materially adversely affect our future operations. Our hospitals, like most hospitals, have had labor costs rise

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

faster than the general inflation rate. There can be no assurance as to future availability and cost of qualified medical personnel.

     Our hospitals are staffed by licensed physicians who have been admitted to the medical staff of our individual hospitals. Any licensed physician may apply to be admitted to the medical staff of any of our hospitals, but admission to the staff must be approved by the hospital's medical staff and the appropriate governing board of the hospital in accordance with established credentialing criteria. With exceptions, physicians generally are not employees of our hospitals. However, some physicians provide services in our hospitals in exchange for a fair market value fee.

REGULATORY COMPLIANCE PROGRAM

     It is our policy to conduct our business with integrity and in compliance with the law. Under separate license agreements, we plan to use the compliance programs and corresponding policies and procedures of Tenet Healthcare Corporation and Paracelsus Healthcare Corporation for a limited period of time following consummation of the transactions until such time as we adopt our own compliance program. Our compliance program will focus on all areas of regulatory compliance, including physician relationships, reimbursement and cost reporting practices and laboratory operations.

     This regulatory compliance program is intended to ensure that high standards of conduct are maintained in the operation of our business and that policies and procedures are implemented so that employees act in full compliance with all applicable laws, regulations and company policies. Under the regulatory compliance program, we intend to provide initial and periodic legal compliance and ethics training to every employee, review various areas of our operations, and develop and implement policies and procedures designed to foster compliance with the law. The program will also include a mechanism for employees to report, without fear of retaliation, any suspected legal or ethical violations to their supervisors or designated compliance officers in our hospitals. We will regularly monitor our ongoing compliance efforts.

LEGAL PROCEEDINGS

     We will be, from time to time, subject to claims and suits arising in the ordinary course of business, including claims for damages for personal injuries, medical malpractice, breach of management contracts, or for wrongful restriction of or interference with physicians' staff privileges. In a number of these actions, plaintiffs request punitive or other damages that may not be covered by insurance. We are currently not a party to any such proceeding which, in management's opinion, would have a material adverse effect on our business, financial condition or results of operations.

REIMBURSEMENT; REGULATION

MEDICARE

     Under the Medicare program, acute care hospitals receive reimbursement under a prospective payment system for inpatient hospital services. Currently, hospitals exempt from prospective payment system methodology, include psychiatric, long-term care and rehabilitation hospitals. Specially designated psychiatric or rehabilitation units that are distinct parts of an acute care hospital and that meet Health Care Financing Administration criteria for exemption are reimbursed on a reasonable cost-based system, subject to cost limits. Under the Balanced Budget Act, prospective payment system-exempt hospitals and hospital units may receive reduced reimbursement. For inpatient

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rehabilitation services, a prospective payment system methodology is to be phased in between October 1, 2000 and October 1, 2002.

     Under current hospital prospective payment system, predetermined payment amounts per inpatient discharge are established based on the patient's assigned diagnosis related group. This diagnosis related group classify categories of illnesses according to the estimated intensity of hospital resources necessary to furnish care for each principal diagnosis. The diagnosis related group rates have been established for acute care hospitals participating in the Medicare program and are based upon a statistically normal distribution of severity. When treatments for patients fall well outside the normal distribution, providers may request and receive additional payments, known as outliers. The diagnosis related group payments do not consider a specific hospital's actual costs but are adjusted for geographic area wage differentials.

     The diagnosis related group rates are updated and re-calibrated annually and have been affected by several recent federal enactments. The index used to adjust the diagnosis related group rates, known as the "market basket index," gives consideration to the inflation experienced by hospitals and entities outside of the healthcare industry in purchasing goods and services. However, for several years the percentage increases to the diagnosis related group rates have been lower than the percentage increases in the costs of goods and services purchased by hospitals. The diagnosis related group rates are adjusted each federal fiscal year. We anticipate that future legislation may decrease the future rate of increase for diagnosis related group payments, but we are unable to predict the amount of the reduction.

     Outpatient services provided at general, acute care hospitals typically are reimbursed by Medicare at the lower of customary charges or reasonable costs, subject to additional limits on the reimbursement of outpatient services. The Balanced Budget Act contains provisions that affect outpatient hospital services, including a requirement that the Health Care Financing Administration develop an outpatient prospective payment system to begin January 1, 1999. While proposed regulations were published in September 1998, there have been delays due to year 2000 operational factors, among other issues. Therefore, implementation of outpatient prospective payment system has been delayed until after January 1, 2000 and we anticipate even further delays. We are not able to predict the effect, if any, that the new payment system will have on our business, financial conditions or results of operations. After the fee schedule is established for this new system, the fee schedule is to be updated by the market basket minus 1.0% for each of the federal fiscal years 2000 through 2002. Similarly, effective January 1, 1999, therapy services rendered by hospitals to outpatients and inpatients not reimbursed by Medicare Part A are reimbursed according to the Medicare physician fee schedule.

     Skilled nursing units within hospitals have historically been reimbursed by Medicare on the basis of actual costs, subject to limits. The Balanced Budget Act requires the establishment of a prospective payment system for Medicare skilled nursing units, under which units will be paid a federal per diem rate for virtually all covered services. The new payment system is being phased in over three cost reporting periods, starting with cost reporting periods beginning on or after July 1, 1998. The impact of the new payment system has generally been to significantly reduce reimbursement for skilled nursing services, which has led many hospitals to close such units. We will closely monitor and evaluate the few remaining skilled nursing units in our hospitals and related facilities to determine whether it is feasible to continue to offer such services under the new reimbursement regime.

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MEDICAID

     Medicaid programs are jointly funded by federal and state governments and are administered by states under an approved plan. State Medicaid programs may use a prospective payment system, cost-based or other payment methodology for hospital services. Medicaid programs are required to take into account and make payments to hospitals serving disproportionate numbers of low income patients with special needs. Medicaid reimbursement often is less than a hospital's cost of services. The federal government and many states are currently considering significant reductions in the level of Medicaid funding while at the same time expanding Medicaid benefits which could adversely affect future levels of Medicaid reimbursements received by our hospitals.

     On November 27, 1991, Congress enacted the Medicaid Voluntary Contribution and Provider-Specific Tax Amendments of 1991, which limit the amount of voluntary contributions and provider-specific taxes that can be used by states to fund Medicaid and require the use of broad-based taxes for such funding. As a result of the enactment of these amendments, some of the states in which we operate have adopted broad-based provider taxes to fund their Medicaid programs. The impact of these new taxes upon us has not been materially adverse. However, we cannot predict whether any additional broad-based provider taxes will be adopted by the states in which we operate and, accordingly, we are not able to assess the effect of such additional taxes on our results of operations or financial position.

ANNUAL COST REPORTS

     All hospitals participating in the Medicare and Medicaid programs, whether paid on a reasonable cost basis or under a prospective payment system, are required to meet specific financial reporting requirements. Federal regulations require submission of annual cost reports identifying medical costs and expenses associated with the services provided by each hospital to Medicare beneficiaries and Medicaid recipients. Annual cost reports required under the Medicare and Medicaid programs are subject to routine audits, which may result in adjustments to the amounts ultimately determined to be due to us under these reimbursement programs. The audit process, particularly in the case of Medicaid, takes several years to reach the final determination of allowable amounts under the programs. Providers also have the right of appeal, and it is common to contest issues raised in audits of prior years' reports.

     Although we are not aware of any investigations of cost reports, many cost reports of our facilities are still open. If we, or any of our facilities, are found to be in violation of federal or state laws relating to Medicare, Medicaid or similar programs, we and our facilities could be subject to substantial monetary fines, civil and criminal penalties and exclusion from participation in the Medicare and Medicaid programs. Any such sanctions could have a material adverse effect on our financial position and results of operations.

MANAGED CARE

     Pressures to control the cost of healthcare services have resulted in increases to the percentage of admissions and net revenues attributable to managed care payors. The percentage of our admissions attributable to managed care payors has increased in recent years. We expect that the trend toward increasing percentages related to managed care payors will continue in the future. We generally receive lower payments from managed care payors than from traditional commercial/indemnity insurers; however, as part of our

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

business strategy, we intend to take steps to improve our managed care position. For a more detailed discussion of such strategy, see "Business Strategy" on page 72.

COMMERCIAL INSURANCE

     Our hospitals provide services to some individuals covered by traditional private healthcare insurance. Private insurance carriers make direct payments to hospitals or, in some cases, reimburse their policy holders, based upon the particular hospital's established charges and the particular coverage provided in the insurance policy.

     Commercial insurers are continuing efforts to limit the payments for hospital services by adopting discounted payment mechanisms, including prospective payment or diagnosis related group-based payment systems, for more inpatient and outpatient services. To the extent that such efforts are successful, there will be reduced levels of reimbursement to hospitals which may have a negative impact on operating results.

GOVERNMENT REGULATION AND OTHER FACTORS

LICENSURE, CERTIFICATION AND ACCREDITATION

     Healthcare facility construction and operation is subject to federal, state and local regulations relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, fire prevention, rate-setting and compliance with building codes and environmental protection laws. Our facilities are also subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. We believe that all of our operating healthcare facilities are properly licensed under appropriate state laws. All of our operating hospitals are certified under the Medicare program and are accredited by the Joint Commission on Accreditation of Healthcare Organizations, the effect of which is to permit the facilities to participate in the Medicare and Medicaid programs. We will seek to have Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, accredited upon reopening. Should any facility lose its accreditation by this Joint Commission, or otherwise lose its certification under the Medicare program, the facility would be unable to receive reimbursement from the Medicare and Medicaid programs. We intend to conduct our operations in compliance with current applicable federal, state, local and independent review body regulations and standards. The requirements for licensure, certification and accreditation are subject to change and, in order to remain qualified, it may be necessary for us to effect changes in our facilities, equipment, personnel and services.

CERTIFICATES OF NEED

     In some states, the construction of new facilities, the acquisition of existing facilities and the addition of new beds or services may be subject to review by state regulatory agencies under a Certificate of Need program. Florida is the only state in which we currently operate that requires approval under a Certificate of Need program. Such laws generally require appropriate state agency determination of public need and approval prior to the addition of beds or services or other capital expenditures. Failure to obtain necessary state approval can result in the inability to expand facilities, add services, complete an acquisition or change ownership. Further, violation may result in the imposition of civil sanctions or the revocation of a facility's license.

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UTILIZATION REVIEW

     Federal law contains numerous provisions designed to ensure that services rendered by hospitals to Medicare and Medicaid patients meet professionally recognized standards, are medically necessary and that claims for reimbursement are properly filed. These provisions include a requirement that a sampling of admissions of Medicare and Medicaid patients must be reviewed by peer review organizations, which review the appropriateness of Medicare and Medicaid patient admissions and discharges, the quality of care provided, the validity of diagnosis related group classifications and the appropriateness of cases of extraordinary length of stay or cost. Peer review organizations may deny payment for services provided, may assess fines and also have the authority to recommend to the Department of Health and Human Services that a provider which is in substantial noncompliance with the standards of the peer review organization be excluded from participation in the Medicare program. Utilization review is also a requirement of most non-governmental managed care organizations.

FEDERAL HEALTHCARE PROGRAM REGULATIONS AND FRAUD AND ABUSE

     Participation in any federal healthcare program, such as Medicare, is heavily regulated. If a hospital provider fails substantially to comply with the numerous conditions of participation in the Medicare or Medicaid program or performs specific prohibited acts, such hospital's participation in the Medicare program may be terminated or civil or criminal penalties may be imposed upon it under provisions of the Social Security Act.

     Among these regulations are the antikickback, antifraud and abuse amendments codified under Section 1128B(b) of the Social Security Act which prohibit providers and others from soliciting, receiving, offering or paying, directly or indirectly, any remuneration in return for the referral for a service or item covered by a federal healthcare program or ordering any covered services or item. Violations of this statute constitute a felony and can result in imprisonment or fines, civil penalties up to $50,000, damages up to three times the total amount of remuneration and exclusion from participation in federal health care programs, such as Medicare and Medicaid.

     Congress authorized the Office of the Inspector General to publish regulations which outline categories of activities that would be deemed not to violate the antikickback regulations. The Office of the Inspector General has published final safe harbor regulations aimed at protecting some activities from prosecution under the antikickback regulations. Currently there are safe harbors for various activities, including but not limited to investment interests, space rental, equipment rental, personal services and management contracts, sale of practice, referral services, warranties, discounts, employees, group purchasing organizations, waiver of beneficiary coinsurance and deductible amounts and managed care arrangements.

     The fact that a conduct or a given business arrangement does not fall within a safe harbor does not automatically render the conduct or business arrangement illegal under the antikickback regulations. Such conduct and business arrangements, however, do risk increased scrutiny by government enforcement authorities. We may be less willing than some of our competitors to enter into conduct or business arrangements that do not clearly satisfy the safe harbors which may put us at a competitive disadvantage.

     The Health Insurance Portability and Accountability Act enacted a criminal provision for healthcare fraud offenses which applies to all health benefit programs, whether or not they are reimbursed under a federal program. This act also created new enforcement

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mechanisms to combat fraud and abuse, including the Medicare Integrity program as well as an incentive program under which individuals can receive up to $1,000 for providing information on Medicare fraud and abuse that leads to the recovery of at least $100 of Medicare funds. In addition, federal enforcement officials now have the ability to exclude from Medicare and Medicaid any investors, officers and managing employees associated with business entities that have committed health care fraud, even if the investor, officer or employee had no knowledge of the fraud. It also establishes a new violation for the payment of inducements to Medicare or Medicaid beneficiaries in order to influence those beneficiaries to order or receive services from a particular provider or practitioner. The Balanced Budget Act also allows civil monetary penalties to be imposed on a provider contracting with individuals or entities that the provider knows or should know is excluded from a federal healthcare program.

     The Office of the Inspector General at the Department of Health and Human Services, among other regulatory agencies, is responsible for identifying and eliminating fraud, abuse and waste, as well as promoting efficiency in the Department of Health and Human Services departmental operations. The Office of the Inspector General carries out this mission through a nationwide program of audits, investigations and inspections. In order to provide guidance to healthcare providers, the Office of the Inspector General has from time to time issued "fraud alerts" which, although they do not have the force of law, identify features of transactions which may indicate that the transaction could violate the antikickback regulations or other federal healthcare laws.

     Section 1877 of the Social Security Act, commonly known as the "Stark Law," prohibits referrals of Medicare and Medicaid patients by physicians to entities with which the physician has a financial relationship and which provide "designated health services" which are reimbursable by Medicare. "Designated health services" include, among other things, clinical laboratory services, physical and occupational therapy services, radiology services, durable medical equipment, home health services and inpatient and outpatient hospital services. Sanctions for violating the Stark Law include civil money penalties up to $15,000 per prohibited service provided, assessments equal to twice the dollar value of each such service provided and exclusion from the federal healthcare programs. There are a number of exceptions to the self-referral prohibition, including an exception for physician's ownership interest in the entire hospital to which the physician refers patients.

     Proposed regulations implementing the Stark Law have not been implemented, although final regulations dealing with an earlier version of the Stark
Law -- which dealt exclusively with clinical laboratory services rather than designated health services -- have been in effect since 1995. We cannot predict the final form that such regulations will take or the effect that the final regulations promulgated thereunder will have on us.

     We provide financial incentives to recruit physicians into the communities serviced by our hospitals, including loans and minimum revenue guarantees. On occasion, we enter into different types of financial relationships with physicians, including but not limited to, recruitment incentives given to new and/or relocating physicians where a need for such physician exists, employment agreements, medical director agreements and lease agreements. We believe that our arrangements with physicians have been structured in an attempt to comply with current law. The Department of Health and Services has adopted a safe harbor against antikickback regulations for some physician recruitment, however, as some of these arrangements do not expressly meet requirements for safe harbor protection under the antikickback regulations, there can be no assurance that regulatory authorities who enforce these laws will not determine that these financial arrangements violate the

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antikickback regulations or other applicable laws. This determination could subject us to liabilities under the Social Security Act, including criminal penalties, civil monetary penalties and/or exclusion from participation in Medicare, Medicaid or other federal healthcare programs, any of which could have a material adverse effect on the business, financial condition or results of our operations.

     Evolving interpretations of current, or the adoption of new, federal or state laws or regulations could affect many of the arrangements entered into by each of our hospitals. There is increasing scrutiny by law enforcement authorities, including the Office of the Inspector General, the courts and Congress with respect to arrangements between healthcare providers and potential referral sources to ensure that the arrangements are not designed as a mechanism to exchange remuneration for patient care referrals and opportunities. Investigators also have demonstrated a willingness to look behind the formalities of a business transaction to determine the underlying purpose of payments between healthcare providers and potential referral sources.

     The Social Security Act also imposes criminal and civil penalties for submitting false claims to Medicare and Medicaid. False claims include, but are not limited to, billing for services not rendered, misrepresenting actual services rendered in order to obtain higher reimbursement and cost report fraud. Like the antikickback regulations, this statute is very broad. Careful and accurate preparation and submission of claims for reimbursement (including cost report preparation) must be performed in order to avoid liability under the false claims statutes.

     Many of the states in which we operate also have adopted, or are considering adopting, laws that prohibit payments to physicians in exchange for referrals similar to the antikickback regulations, some of which apply regardless of the source of payment for care. These statutes typically provide criminal and civil penalties as well as loss of licensure. Many states also have passed self-referral legislation similar to the Stark Law, prohibiting the referral of patients to entities with which the physician has a financial relationship regardless of the source of payment for care. Little precedent exists for the interpretation or enforcement of these state laws.

THE FEDERAL FALSE CLAIMS ACT

     Another trend impacting the healthcare industry today is the increased use of the federal False Claims Act, and, in particular, actions being brought by individuals under the False Claims Act qui tam, or "whistleblower" provisions. Whistleblower provisions allow private individuals to bring actions on behalf of the government alleging that the defendant has defrauded the federal government. If the government intervenes in the action and prevails, the party filing the initial complaint may share in any settlement or judgment. If the government does not intervene in the action, the qui tam plaintiff may pursue the action independently.

     When a defendant is determined to be liable under the False Claims Act, it must pay three times the actual damages sustained by the government, plus mandatory civil penalties of between $5,000 to $10,000 for each separate false claim. There are many potential bases for liability under the False Claims Act. Liability often arises when an entity knowingly submits a false claim for reimbursement to the United States government. The False Claims Act defines the term "knowingly" broadly. Thus, although simple negligence will not give rise to liability under the False Claims Act, submitting a claim with reckless disregard to its truth or falsity constitutes "knowing" submission under the False Claims Act and, therefore, will qualify for liability. From time to time, companies in

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the healthcare industry, including ours, may be subject to qui tam actions. We are unable to predict the impact of such actions.

CORPORATE PRACTICE OF MEDICINE/FEE SPLITTING

     Some of the states in which we operate have laws that prohibit unlicensed persons or business entities, including corporations, from employing physicians or laws that prohibit direct or indirect payments or fee-splitting arrangements between physicians and unlicensed persons or business entities. Possible sanctions for violations of these restrictions include loss of a physician's license, civil and criminal penalties and rescission of business arrangements which may violate these restrictions. These statutes vary from state to state, are often vague and have seldom been interpreted by the courts or regulatory agencies. Although we exercise care to structure our arrangements with healthcare providers to comply with the relevant state law, and believe such arrangements comply with applicable laws in all material respects, we cannot assure you that governmental officials charged with responsibility for enforcing these laws will not assert that we, or transactions in which we are involved, are in violation of such laws, or that such laws ultimately will be interpreted by the courts in a manner consistent with our interpretations.

THE EMERGENCY MEDICAL TREATMENT AND ACTIVE LABOR ACT

     The federal Emergency Medical Treatment and Active Labor Act was adopted by Congress in response to reports of a widespread hospital emergency room practice of "patient dumping." At the time of the enactment, patient dumping was considered to have occurred when a hospital capable of providing the needed care sent a patient to another facility or simply turned the patient away based on such patient's inability to pay for his or her care. The law imposes requirements upon physicians, hospitals and other facilities which provide emergency medical services. Such requirements pertain to what care must be provided to anyone who comes to such facilities seeking care before they may be transferred to another facility or otherwise denied care. Sanctions, which may be imposed on a physician, hospital or other facility failing to fulfill these requirements, include termination of a hospital's Medicare provider agreement, exclusion of a physician from participation in Medicare and Medicaid programs and civil money penalties. In addition, the law creates private civil remedies which enable (1) an individual who suffers personal harm as a direct result of a violation of the law and (2) a medical facility that suffers a financial loss as a direct result of another participating hospital's violation of the law to sue the offending hospital for damages and equitable relief. One Paracelsus hospital was notified by the Healthcare Financing Administration that it had violated the requirements of the Emergency Medical Treatment and Active Labor Act prior to our ownership of the hospitals. The hospital submitted a plan of correction to the Healthcare Financing Administration and it is not anticipated that there will be any material adverse consequences resulting from the violation. In addition, one of our hospitals in Utah recently was inspected in connection with an allegation of a potential violation of the Emergency Medical Treatment and Active Labor Act. Although we believe that our practices are otherwise in compliance with the law, we can give no assurance that governmental officials responsible for enforcing the law will not assert that this or other of our facilities are in violation of these laws.

HEALTHCARE REFORM

     The healthcare industry attracts much legislative interest and public attention. Changes in the Medicare, Medicaid and other programs, hospital cost-containment

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initiatives by public and private payors, proposals to limit payments and healthcare spending and industry-wide competitive factors are highly significant to the healthcare industry. In addition, the healthcare industry is governed by a framework of federal and state laws, rules and regulations that are extremely complex and, for many provisions, there is little history of regulatory or judicial interpretation to rely on.

     The Balanced Budget Act has the effect of reducing payments to hospitals and other healthcare providers under the Medicare and Medicaid programs. This has had, and we expect it to continue to have, an impact on our revenues under the Medicare and Medicaid programs. In addition, there continue to be federal and state proposals that would, and actions that do, impose more limitations on payments to providers like ourselves and proposals to increase co-payments and deductibles from patients.

     Many states have enacted or are considering enacting measures that are designed to reduce their Medicaid expenditures and to change private healthcare insurance. Various states have applied, or are considering applying, for a federal waiver from current Medicaid regulations to allow them to serve some of their Medicaid participants through managed care providers.

     We are unable to predict the future course of federal, state or local healthcare legislation. Further changes in the law or regulatory framework that reduce our revenues or increase our costs could have a material adverse effect on our business, financial condition or results of operations.

CONVERSION LEGISLATION

     Many states have enacted or are considering enacting laws affecting the conversion or sale of not-for-profit hospitals. These laws, in general, include provisions relating to attorney general approval, advance notification and community involvement. In addition, state attorneys general in states without specific conversion legislation may exercise authority over these transactions based upon existing law. In many states, there has been an increased interest in the oversight of not-for-profit conversions. The adoption of conversion legislation and the increased review of not-for-profit hospital conversions may increase the cost and difficulty or prevent the completion of transactions with not-for-profit organizations in various states in the future.

HEALTHCARE INDUSTRY INVESTIGATIONS

     Significant media and public attention recently has focused on the hospital industry. There are numerous ongoing federal and state investigations regarding multiple issues including but not limited to cost reporting and billing practices relating to clinical laboratory test claims and home health agency costs, physician recruitment practices, and physician ownership of healthcare providers and joint ventures with hospitals. We have substantial Medicare, Medicaid and other governmental billings, which in itself could result in heightened scrutiny of our operations. We continue to monitor these and all other aspects of our business and have developed a compliance program to assist us in gaining comfort that our business practices are consistent with current industry standards. However, because the law in this area is complex and constantly evolving, there can be no assurance that government investigations will not result in interpretations that are inconsistent with industry practices, including ours. In public statements surrounding current investigations, governmental authorities have taken positions on a number of issues, including some for which little official interpretation previously has been available, that appear to be inconsistent with practices that have been common within the industry and

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which previously have not been challenged in this manner. In some instances, government investigations that have in the past been conducted under the civil provisions of federal law may now be conducted as criminal investigations.

     Many current healthcare investigations are national initiatives in which federal agencies target an entire segment of the healthcare industry. One such example is the federal government's initiative regarding hospital providers' improper requests for separate payments for services rendered to a patient on an outpatient basis within three days prior to the patient's admission to the hospital, where reimbursement for such services is included as part of the reimbursement for services furnished during an inpatient stay. In particular, the government has targeted all hospital providers including several of our hospitals to ensure conformity with this reimbursement rule. Another example involves the federal government's initiative regarding healthcare providers "unbundling" and separately billing for laboratory tests that should have been billed as a "bundled unit." The federal government has also launched a national investigative initiative targeting the billing of claims for inpatient services related to bacterial pneumonia, as the government has found that many hospital providers have attempted to bill for pneumonia cases under more complex and expensive reimbursement codes, such as diagnosis related groups codes. We are aware that prior to our ownership of them various of the acquired hospitals were contacted in relation to certain government initiatives which were targeted at an entire segment of the healthcare industry. While we take the position that, under the terms of the agreements pursuant to which we acquired these hospitals, the prior owners retained any liability resulting from these government initiatives, we cannot assure you that the prior owners' resolution of these matters, in the event that any resolution was deemed necessary, will not have an effect on our operations.

     We cannot assure you that governmental entities will not initiate similar investigations in the future at hospitals operated by us and that such investigations will not result in significant penalties to us. In some instances, indemnity insurers and other non-governmental payors of hospitals under investigation or the subject of litigation have sought repayment from hospitals for alleged wrongful conduct that was identified by government attorneys or investigators. These insurers and other non-government payors may not have had any more information than their review of the government's investigation or court actions. Therefore, governmental investigation of us or entities with whom we do business could result in adverse publicity concerning us and could limit our ability to make acquisitions.

     The positions taken by authorities in the current investigations or any future investigations of us or other providers and the liabilities or penalties that may be imposed could have a material adverse effect on our business, financial condition or results of operations.

ENVIRONMENTAL MATTERS

     We are subject to various federal, state and local laws and regulations relating to environmental protection. Our hospitals are not highly regulated under environmental laws since we do not engage in any industrial activities at those locations. The principal environmental requirements and concerns applicable to our operations relate to the proper handling and disposal of small quantities of hazardous and low level medical radioactive waste, the ownership or historical use of underground and above-ground storage tanks at some locations, the management of potential past and future impacts from leaks of hydraulic fluid and/or oil associated with elevators, chiller units and/or incinerators, the appropriate management of asbestos-containing materials present or likely to be present at some locations, and the potential acquisition of and/or maintenance of air emission permits for boilers and/or other equipment. The matters discussed above and our compliance with environmental laws and regulations are not expected to have a material impact on our capital expenditures, earnings or competitive position. We cannot assure you, however, that additional environmental issues relating to presently known or unknown matters will not require investigation, assessment or expenditures. In addition, future events, such as changes in existing laws and regulations or their interpretation and the approach of other compliance deadlines may or will give rise to additional compliance costs or liabilities. Compliance with more stringent laws or regulations, as well as different interpretations of existing laws, may require additional expenditures by us which may be material.

     We also may be subject to requirements related to the remediation of, or the liability for remediation of, substances that have been released to the environment at properties owned or operated by us or at properties where substances were sent for off-site treatment or disposal. Such remediation requirements may be imposed without regard to fault, and liability for environmental remediation can be substantial. We have not been notified of any such releases relating to our off-site treatment or disposal of hazardous waste. However, after due inquiry, to the best of our knowledge we are aware that nine of our locations have been or currently are the subject of environmental investigation or remediation, six as a consequence of known or suspected leaks from underground storage tanks, two from a minor leak of hydraulic fluid, and the other from broken battery casings discovered on an undeveloped portion of a site. All remedial activities and significant required expenditures in connection with the cleanup of six of these releases have been made and no additional investigative or remedial activities are expected. With respect to the remaining three locations, additional investigations and potential remedial activities are not expected to have a material impact on our capital expenditures, earnings or competitive position.

INSURANCE

     As is typical in the healthcare industry, we are subject to claims and legal actions by patients in the ordinary course of business. To cover these claims, we maintain professional malpractice liability insurance and general liability insurance in amounts which we believe to be sufficient for our operations, although some claims may exceed the scope of the coverage in effect. We also maintain umbrella coverage. At various times in the past, the cost of malpractice and other liability insurance has risen significantly. Therefore, we cannot assure you that such insurance will continue to be available at reasonable prices which will allow us to maintain adequate levels of coverage. Any losses incurred in excess of amounts maintained under such insurance will be funded from working capital. We cannot assure you that our cash flow will be adequate to provide for professional and general liability claims in the future.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     Information with respect to our directors and executive officers, as of December 31, 1999, is set forth below:

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
David R. White............................    52    Non-executive Chairman of the Board
C. Wayne Gower............................    52    President, Chief Executive Officer and
                                                    Director
Kenneth W. Perry..........................    38    Vice President of Operations and
                                                    Finance
Roberta A. Kale...........................    48    Vice President of Physician Services
Frank A. Coyle............................    35    Secretary, General Counsel
Linda W. Hischke..........................    54    Division President
Paul S. Levy..............................    52    Director
David Y. Ying.............................    45    Director
Jeffrey C. Lightcap.......................    40    Director
Anthony Grillo............................    44    Director
Ramsey A. Frank...........................    39    Director
Frank J. Rodriguez........................    28    Director
Michael S. Berk...........................    29    Director
Stuart C. McWhorter.......................    31    Director
Jay R. Bloom..............................    44    Director
Robert E. Kiss............................    41    Director

     DAVID R. WHITE is our non-executive Chairman of the Board of Directors. Mr. White is currently President and Chief Executive Officer of LifeTrust, an assisted living company, which he joined in 1998. From 1994 to 1998 Mr. White served as President of the Atlantic Group at Columbia/HCA, where he was responsible for 45 hospitals located in 10 different states. Previously, Mr. White was Executive Vice President and Chief Operating Officer at Community Health Systems, Inc., a for-profit hospital management company that operated approximately 20 acute-care hospitals.

     C. WAYNE GOWER is our President and Chief Executive Officer and one of our Directors. Prior to joining us, Mr. Gower served as President of Columbia/HCA's Summit Division from 1994 to 1998 with responsibility for 21 hospitals with net revenues in excess of $1.0 billion. During his tenure with Columbia/HCA, Mr. Gower had direct accountability for 30 hospitals which included the acquisition and development of five hospitals. From 1982 to 1993, Mr. Gower served as Group Vice President of Quorum Health Resources, Inc., Senior Vice President of Acquisitions and Development for Community Health Systems, Inc. and Vice President of Operations for Republic Health Corporation. Prior to 1982 Mr. Gower spent seven years in various management and financial capacities at Hospital Affiliates International. Mr. Gower began his career as an auditor with Peat, Marwick and Mitchell.

     KENNETH W. PERRY is our Vice President of Operations and Finance. Prior to joining us, Mr. Perry was Assistant Vice President at UniPhy Healthcare, Inc. from 1996 to 1998, where he was responsible for development, valuations and due diligence. From 1995 to 1996, Mr. Perry served as Chief Financial Officer for the Utah Division of Columbia/HCA where he was responsible for nine hospitals with net revenue in excess of

$450.0 million. From 1985 to 1995, Mr. Perry worked in various financial capacities at Hospital Corporation of America and HealthTrust Inc.

     ROBERTA A. KALE is our Vice President of Physician Services. Prior to joining us, Ms. Kale served in various development roles from 1989 to 1998 in Utah for Columbia/ HCA, most recently as Vice President of Network Services, where she was responsible for the development of new and existing hospital and physician services, physician networks and physician joint ventures. Previously, Ms. Kale served in various management roles at several hospitals including Humana Hospital in Huntsville, Alabama and the United Hospital in Grand Forks, North Dakota.

     FRANK A. COYLE is our Secretary and General Counsel. Prior to joining us, Mr. Coyle served from 1995 to 1998 as Assistant Vice President Development in Physician Services and in-house Development Counsel for Columbia/HCA. From 1990 to 1995 Mr. Coyle was an attorney with Baker, Worthington, Crossley, Stansberry & Woolf where his work included mergers, acquisitions, securities transactions, not-for-profit representation and formation of Tennessee HMOs.

     LINDA W. HISCHKE is our Division President for the Utah and Texas markets. Prior to joining us, Ms. Hischke served from 1998 to 1999 as President of WYN Associates Healthcare Consulting in Park City, Utah. From 1995 to 1997 Ms. Hischke served as President for the Mountain Division of Columbia/HCA, where she was responsible for hospitals with net revenues in excess of $1.0 billion. Previously she served as a Regional Vice President for HealthTrust in Houston, Texas, where she was responsible for 12 hospitals.

     PAUL S. LEVY is one of our Directors. Mr. Levy is a Senior Managing Director of Joseph Littlejohn & Levy, which he founded in 1988. Mr. Levy serves as a Director of several companies, including Motor Coach Industries International Inc., Hayes Lemmerz International Inc., Builders FirstSource, Inc., Jackson Automotive Group, Inc., Fairfield Manufacturing Company, Inc. and New World Pasta Company.

     DAVID Y. YING is one of our Directors. Mr. Ying is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1997. From 1993 to 1997 Mr. Ying was a Managing Director at Donaldson, Lufkin & Jenrette, Inc., where he was the head of its restructuring department. Mr. Ying serves as a Director of several companies, including Motor Coach Industries International, Inc., Hayes Lemmerz International Inc., Builders FirstSource, Inc. and New World Pasta Company.

     JEFFREY C. LIGHTCAP is one of our Directors. Mr. Lightcap is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1997. From 1993 to 1997 Mr. Lightcap was a Managing Director at Merrill Lynch & Co., Inc., where he was the head of leveraged buyout firm coverage for the mergers and acquisitions group. Mr. Lightcap serves as a Director of several companies, including Motor Coach Industries International Inc., Hayes Lemmerz International Inc., Jackson Automotive Group Inc. and New World Pasta Company.

     ANTHONY GRILLO is one of our Directors. Mr. Grillo is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1999. From 1991 to 1999 Mr. Grillo was a Senior Managing Director at The Blackstone Group, where he was involved with Blackstone's private equity, restructuring and mergers practices. Mr. Grillo serves as a Director of several companies, including Hayes Lemmerz International Inc., Lancer Industries and Littelfuse, Inc.

     RAMSEY A. FRANK is one of our Directors. Mr. Frank is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1999. From 1993 to 1999 Mr. Frank was a Managing Director at Donaldson, Lufkin & Jenrette, where he headed the restructuring group and was a senior member of the leveraged finance group.

     FRANK J. RODRIGUEZ is one of our Directors. Mr. Rodriguez is a Vice President of Joseph Littlejohn & Levy, which he joined in 1995. From 1993 to 1995 Mr. Rodriguez was a member of the Merchant Banking Group at Donaldson, Lufkin & Jenrette. Mr. Rodriguez serves as a Director of Motor Coach Industries International, Inc. and Jackson Automotive Group.

     MICHAEL S. BERK is one of our Directors. Mr. Berk is a Vice President of Joseph Littlejohn & Levy, which he joined in 1999. From 1997 to 1999 Mr. Berk was an Associate at Frontenac Company, and prior to 1993 served as an Analyst at Wasserstein Perella & Co., Inc.

     STUART C. MCWHORTER is one of our Directors. Mr. McWhorter is a principal of Clayton Associates, a Nashville, Tennessee-based advisory and venture capital company, which he founded in 1996. From 1996 to 1998, Mr. McWhorter was Vice President of Acquisitions at Ortholink Physicians Corporation. Prior to 1996, Mr. McWhorter was an independent consultant. Mr. McWhorter serves as a Director of Patriot Medical Technologies, Bytes of Knowledge and eConception.

     JAY R. BLOOM is one of our Directors. Mr. Bloom is a Managing Director and co-head of the High Yield Division of CIBC World Markets, a position he has held since August 1995. From 1990 to 1995 Mr. Bloom was a Managing Director of the Argosy Group L.P. Mr. Bloom serves as a Director of several companies, including Global Crossing Ltd., Consolidated Advisers Limited, L.L.C., Heating Oil Partners, L.P. and Morris Material Handling, Inc.

     ROBERT E. KISS is one of our Directors. Mr. Kiss is a Vice President of J.P. Morgan Capital Corporation, the private equity investment unit of J.P. Morgan & Co. Inc., which he joined in 1996. Prior to 1996 Mr. Kiss served in various capacities in J.P. Morgan's corporate finance department. Mr. Kiss serves as a Director of several companies, including Jeepers! Inc. and Iowa Select Farms, Inc.

     Pursuant to the stockholders agreement, dated as of October 8, 1999 among IASIS, JLL Healthcare, LLC, Triumph Capital Corporation, General Electric Capital Corporation and other stockholders of IASIS, our board of directors will initially be comprised of thirteen members, including ten designees of JLL Healthcare, LLC, the chairman of the board, the chief executive officer and one independent physician. For further information on the stockholders agreement, see "Stockholders Agreement" on page 96.

     Pursuant to the operating agreement of JLL Healthcare, LLC, its designees on the board of directors will include eight designees of Joseph Littlejohn & Levy, one designee of CIBC WMC Inc. and one designee of J.P. Morgan Capital Corporation. Messrs. Levy, Ying, Lightcap, Grillo, Frank, Rodriguez, Berk, McWhorter, Bloom and Kiss serve on the board of directors as designees of JLL Healthcare, LLC.

BOARD OF DIRECTORS

     GENERAL. The business and affairs of IASIS are managed by its board of directors. Under our by-laws, the IASIS board of directors must consist of not less than three nor more than eighteen members, with the exact number of members being fixed from time to time by our board of directors. Currently, our board of directors is comprised of twelve members.

     TERM OF OFFICE OF DIRECTORS. Directors are elected by a plurality of the votes cast at IASIS's annual meeting of stockholders. Once elected, each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

     DIRECTOR COMPENSATION. Directors of IASIS do not receive any compensation for their services. They are, however, reimbursed for travel expenses and other out-of-pocket costs incurred in connection with attendance at board of directors and committee meetings.

     COMMITTEES OF THE BOARD OF DIRECTORS. As permitted by our amended and restated by-laws, IASIS' board of directors has two standing committees: the Audit Committee and the Compensation Committee.

     The Audit Committee currently consists of Messrs. McWhorter, Kiss, Bloom and Ying. The primary purpose of the Audit Committee is to provide objective oversight of the accounting functions and internal controls of IASIS, its subsidiaries and affiliates and to ensure the quality and objectivity of our financial statements.

     The Compensation Committee currently consists of Messrs. White, Levy, Lightcap and Rodriguez. The primary purpose of the Compensation Committee is to oversee and maintain the compensation practices of IASIS, to establish appropriate incentives to motivate and reward key management employees and oversee the competency and qualification of key management personnel.

EMPLOYMENT AGREEMENT

     We intend to enter into an employment agreement with Mr. Gower, our President, Chief Executive Officer and one of our Directors.

THE 2000 STOCK OPTION PLAN AND OTHER INCENTIVE ARRANGEMENTS

     We plan to adopt the 2000 Stock Option Plan which will provide for the grant to our officers and key employees of incentive stock options and nonqualified stock options, in either case, to acquire shares of our common stock. The 2000 Stock Option Plan will provide for the issuance of options to purchase shares of common stock. The options will vest in seven years, but this vesting may be accelerated upon the achievement of specific performance objectives. The grant of options to purchase stock under our 2000 Stock Option Plan is intended to assist us in retaining and recruiting employees of outstanding ability and to give senior management a financial stake in the future performance of IASIS. No options under the plan have been granted yet.

MANAGEMENT EQUITY PURCHASE PROGRAM

     We expect to establish a management equity purchase program to assist some of our executive officers in acquiring shares of our common stock. Pursuant to the program, some of our executive officers will enter into loan agreements with IASIS to pay for a portion of their investment in our common stock. The principal amount of such loans, plus interest thereon, will be due in full three years from issuance and must be repaid from a portion of any cash bonuses received by the executives prior to such time. The aggregate principal amount of loans outstanding under the program will not exceed $5.0 million.

                                STOCK OWNERSHIP

                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding ownership of shares of our common stock and preferred stock, as of December 31, 1999 by:

     - each person known to be a holder of our common stock;

     - the members of our board of directors;

     - our four most highly compensated executive officers; and

     - all our current directors and executive officers as a group.

     When reviewing the following table, you should be aware that:

     - The amounts and percentage of common stock and preferred stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which he has no economic interest.

     - We have two series of preferred stock. All of the shares of Series B preferred stock are owned by the former shareholders of IASIS Healthcare Corporation, a Tennessee corporation merged with and into a wholly owned subsidiary of IASIS. For further information on the terms of our preferred stock, see "Description of Preferred Stock" on page 156.

     - Through its controlling interest in JLL Healthcare, LLC, JLL Fund III, L.P. is deemed to beneficially own all of the shares of common stock and preferred stock owned by JLL Healthcare, LLC. Members of JLL Healthcare, LLC include JLL Fund III, L.P., CIBC WMC Inc., J.P. Morgan Capital Corporation and other investors.

     - Messrs. Gower, Perry and Coyle and Ms. Kale are each former shareholders of IASIS Healthcare Corporation, a Tennessee corporation merged with and into a wholly owned subsidiary of IASIS, and received shares of our common stock and preferred stock in the merger.

     - Messrs. Levy, Ying, Lightcap, Grillo, Frank, Rodriguez and Berk are all associated with JLL Fund III, L.P. which, through its controlling interest in JLL Healthcare, LLC, is deemed to beneficially own all of the shares of common stock and preferred stock owned by JLL Healthcare, LLC. Messrs. Rodriguez and Berk disclaim any beneficial ownership of such common stock and preferred stock. Messrs. Levy, Ying, Lightcap, Grillo and Frank are managing members of JLL Associates III, LLC, the general partner of JLL Fund III, L.P., and, as a result, may each be deemed to beneficially own all of the shares owned by JLL Healthcare, LLC.

     - Unless otherwise indicated, the address of each person listed below is 113 Seaboard Lane, Suite A-200, Franklin, Tennessee 37067.

                                     COMMON STOCK OF IASIS             PREFERRED STOCK OF IASIS
                                --------------------------------   --------------------------------
                                                    PERCENT OF                         PERCENT OF
                                NUMBER OF SHARES       CLASS       NUMBER OF SHARES       CLASS
                                ----------------   -------------   ----------------   -------------
BENEFICIAL OWNERS:
JLL Healthcare, LLC...........     1,162,281           84.7%           148,772            90.0%
Paracelsus Healthcare
  Corporation.................        80,000            5.8%                --              --
Triumph Capital Corporation...        65,789            4.8%             8,421             5.1%
General Electric Capital
  Corporation.................        21,930            1.6%             2,807             1.7%
Other third-party
  investors(1)................        41,490            3.0%             5,311             3.2%
DIRECTORS AND EXECUTIVE
  OFFICERS:
David R. White................           433              *                 55               *
C. Wayne Gower................         1,874              *                240               *
Kenneth W. Perry..............         1,761              *                225               *
Roberta A. Kale...............         1,085              *                142               *
Frank A. Coyle................         1,428              *                183               *
Linda W. Hischke..............            --             --                 --              --
Paul S. Levy..................     1,162,281           84.7%           148,772            90.0%
David Y. Ying.................     1,162,281           84.7%           148,772            90.0%
Jeffrey C. Lightcap...........     1,162,281           84.7%           148,772            90.0%
Anthony Grillo................     1,162,281           84.7%           148,772            90.0%
Ramsey A. Frank...............     1,162,281           84.7%           148,772            90.0%
Frank J. Rodriguez............            --             --                 --              --
Michael S. Berk...............            --             --                 --              --
Stuart C. McWhorter...........         1,212              *                155               *
Jay R. Bloom(2)...............            --             --                 --              --
Robert E. Kiss(3).............            --             --                 --              --
All directors and executive
  officers as a group (11
  persons)....................     1,170,074           85.3%           149,772            90.6%

-------------------------

(1) Comprised of the former shareholders of IASIS Healthcare Corporation, a Tennessee corporation merged with and into a wholly owned subsidiary of IASIS.

(2) Mr. Bloom is a Managing Director and co-head of the High Yield Division of CIBC World Markets, which has a membership interest in JLL Healthcare, LLC. Mr. Bloom disclaims beneficial ownership of such interest or the shares of common and preferred stock owned by JLL Healthcare, LLC.

(3) Mr. Kiss is a Vice President and an officer of J.P. Morgan Capital Corporation, which has a membership interest in JLL Healthcare, LLC. Mr. Kiss disclaims beneficial ownership of such interest or the shares of common and preferred stock owned by JLL Healthcare, LLC.

 *  Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     JLL Healthcare, LLC, which beneficially owns 84.7% of our common stock, is controlled by Joseph Littlejohn & Levy Fund III, L.P., an affiliate of Joseph Littlejohn & Levy. PHC/PHC Holdings, Inc., which beneficially owns 5.8% of our common stock, is controlled by Paracelsus Healthcare Corporation. Some of these entities and individuals are parties to material agreements with IASIS, as described below.

TRANSITION SERVICES AGREEMENT

     We are a party to transition services agreements with Paracelsus Healthcare Corporation and Tenet Healthcare Corporation. Paracelsus Healthcare Corporation and Tenet Healthcare Corporation have agreed to provide certain services to us, for periods generally not to exceed twelve months, including data processing services and systems technology services, at the service provider's cost plus 2.0%, in the case of the arrangement with Paracelsus Healthcare Corporation, or for a flat fee based on out of pocket expenses, in the case of the arrangement with Tenet Healthcare Corporation.

LICENSE AGREEMENTS

     We are a party to license agreements with Paracelsus Healthcare Corporation and Tenet Healthcare Corporation, pursuant to which those parties granted us licenses to utilize specific intellectual property related to the administration of our business for a period of twelve months. This intellectual property agreement consists of administrative software, and policies, procedures and compliance manuals.

STOCKHOLDERS AGREEMENT

     In connection with the recapitalization and the acquisition of hospitals and related facilities from Tenet Healthcare Corporation, JLL Healthcare, LLC, Triumph Capital Corporation, General Electric Capital Corporation and the other investors in IASIS entered into a stockholders agreement dated October 8, 1999 governing their ownership of IASIS. The following is a summary of the material terms of the stockholders agreement:

     - The stockholders agreement provides that our board of directors initially consists of thirteen members, composed of ten representatives of JLL Healthcare, LLC, the chairman of the board, the chief executive officer and an independent physician.

     - The stockholders other than JLL Healthcare, LLC have agreed to certain provisions relating to the transfer of their shares.

     - There is no provision restricting how our stockholders vote on any matters.

     - Following an initial public offering of our common stock, the stockholders, under specified circumstances and subject to some conditions, will have the right to require us to register their shares under the Securities Act and to participate in specified registrations of shares by IASIS.

     - Prior to an initial public offering of our common stock, each stockholder will have designated preemptive rights to participate in any future private offerings of our capital stock to maintain their pro rata interest in IASIS.

     - We have agreed to pay some administrative expenses incurred by JLL Healthcare, LLC.

     Some provisions of the stockholders agreement will terminate in the event of an initial public offering of our common stock.

TAX SHARING AGREEMENT

     We and some of our subsidiaries are included in JLL Healthcare, LLC's consolidated group for U.S. federal income tax purposes as well as in some consolidated, combined or unitary groups which include JLL Healthcare, LLC for state, local and foreign income tax purposes. We and JLL Healthcare have entered into a tax sharing agreement in connection with the recapitalization. Pursuant to the tax sharing agreement, we generally will make payments to JLL Healthcare, LLC such that, with respect to tax returns for any taxable period in which we or any of our subsidiaries is included in JLL Healthcare, LLC's consolidated group or any combined group, including JLL Healthcare, LLC, the amount of taxes to be paid by us will be determined, subject to some adjustments, as if we and each of our subsidiaries included in JLL Healthcare, LLC's consolidated group or a combined group including JLL Healthcare, LLC filed their own consolidated, combined or unitary tax return. We and JLL Healthcare, LLC will prepare pro forma tax returns with respect to any tax return filed with respect to JLL Healthcare, LLC's consolidated group or any combined group including JLL Healthcare, LLC in order to determine the amount of tax sharing payments under the tax sharing agreement.

     JLL Healthcare, LLC will be responsible for filing any tax return with respect to JLL Healthcare, LLC's consolidated group or any combined group including JLL Healthcare, LLC. Pursuant to the tax sharing agreement, we will be responsible for preparing these tax returns. The tax sharing agreement does not alter our general responsibility for preparing and filing any tax returns that include only IASIS and its subsidiaries.

     JLL Healthcare, LLC will be primarily responsible for controlling and contesting any audit or other tax proceeding with respect to JLL Healthcare, LLC's consolidated group or any combined group including JLL Healthcare, LLC. Pursuant to the tax sharing agreement, we will conduct the contest of any audit or tax proceeding that relates to any tax return which we are responsible for preparing; provided, that the entering into of any settlement or agreement or any decision in connection with any judicial or administrative tax proceeding will be subject to the control of JLL Healthcare, LLC.

     Each member of a consolidated group for U.S. federal income tax purposes is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although the tax sharing agreement allocates tax liabilities between us and JLL Healthcare, LLC, for any period in which we were included in JLL Healthcare, LLC's consolidated group, we could be liable in the event that any federal tax liability was incurred, but not discharged, by any other member of JLL Healthcare, LLC's consolidated group.

                         DESCRIPTION OF CREDIT FACILITY

     The following summary of the material provisions of the credit facility does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the terms of the credit facility.

     Under the credit facility, a syndicate of lenders made a total of $455.0 million available to us in the form of

     - $80.0 million Tranche A term loan, fully drawn upon the offering of the old notes,

     - $250.0 million Tranche B term loan, fully drawn upon the offering of the old notes, and

     - a commitment to provide a revolving credit facility of up to $125.0 million.

     Proceeds from the credit facility together with proceeds from the offering of the old notes and the equity investment made by JLL Healthcare, LLC and other investors were used by us to:

     - repay in its entirety the $200.0 million credit facility of which approximately $160.0 million was outstanding,

     - finance a portion of the acquisition of hospitals and related facilities from Tenet Healthcare Corporation,

     - fund an opening cash balance required for working capital and

     - pay related fees and expenses associated with the transactions.

     The loans under the credit facility bear interest at variable rates at a fixed margin above either Morgan Guaranty Trust Company of New York's alternate base rate or its reserve-adjusted LIBOR. Initially, the margins will be as follows:

CREDIT FACILITY                              BASE RATE    LIBOR
---------------                              ---------    -----
Revolver...................................    2.50%      3.50%
Tranche A Term Loan........................    2.50%      3.50%
Tranche B Term Loan........................    3.25%      4.25%

     Thereafter, the margins for the revolver and the Tranche A Loan will vary based on a pricing grid.

     We may voluntarily prepay some or all of our obligations under the credit facility. In addition, the loans under the credit facility are subject to mandatory prepayment under specific circumstances, including from a portion of excess cash flow and the net proceeds of specified casualty events, asset sales and debt issuances, each subject to various exceptions.

REVOLVING CREDIT FACILITY

     Pursuant to the revolving credit facility, up to $125.0 million may be borrowed, repaid and reborrowed by us from time to time. Letters of credit and swing line loans are available under the revolving credit facility. The revolving credit facility terminates five years after the closing date of the credit facility.

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

TRANCHE A TERM LOAN

     The $80.0 million Tranche A term loan was fully drawn in a single borrowing on the closing date of the credit facility and, once repaid, cannot be reborrowed. The Tranche A term loan matures on the five year anniversary of the closing of the credit facility.

TRANCHE B TERM LOAN

     The $250.0 million Tranche B term loan was fully drawn in a single borrowing on the closing date of the credit facility and, once repaid, cannot be reborrowed. The Tranche B term loan matures on the seven year anniversary of the closing of the credit facility. There will be no substantial amortization of the Tranche B term loan until the sixth year.

     The credit facility contains negative covenants limiting our ability to, among other things, incur debt, create liens, pay dividends, make distribution or stock repurchases, make investments or capital expenditures, engage in transactions with affiliates, sell assets, and engage in mergers or acquisitions and other negative covenants customary for such type of financing.

     The credit facility requires us to comply with certain financial tests and to maintain certain financial ratios relating to total leverage, fixed charge coverage, and interest expense coverage. Failure to satisfy any of these financial covenants constitutes a default under the credit facility. The credit facility also includes representations and warranties, affirmative covenants and events of default, including, without limitation, a cross default to our other material indebtedness (and our subsidiaries) or a change of control, in each case, customary for such type of financing.

     Our obligations under the credit facility are guaranteed by our direct and indirect domestic subsidiaries (other than unrestricted subsidiaries). In addition, our obligations and such guarantor subsidiary's obligations under the credit facility are secured by substantially all of our assets and such guarantor subsidiary's assets, including the capital stock of subsidiaries with customary and other specific exceptions.

                              DESCRIPTION OF NOTES

     IASIS issued the old notes under an indenture, by and among itself, its Guarantors and The Bank of New York, as trustee. The following summary of the indenture does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Trust Indenture Act and to all of the provisions of the indenture, including the definitions of various terms in the indenture and those terms made a part of the indenture by reference to the Trust Indenture Act as in effect on the date of the indenture.

     The indenture is attached as an exhibit to the registration statement of which this prospectus forms a part and is incorporated by reference in this prospectus in its entirety. A copy of the indenture may be obtained from IASIS by any holder of the notes upon request. Please refer to the section below captioned "--Definitions" for the definitions of capitalized terms used in this section of the prospectus and not otherwise defined. Review of the defined terms found in that section is necessary to an understanding of the restrictions and limitations imposed on IASIS by the notes and the indenture. For purposes of this description, the word "IASIS" refers only to IASIS Healthcare Corporation and not its subsidiaries.

     The terms of the new notes are identical in all material respects to the terms of the old notes, except for transfer restrictions relating to the outstanding notes, and, in both cases, include those terms stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act. Any old notes that remain outstanding after the exchange offer, together with the new notes issued in the exchange offer, will be treated as a single class of securities under the indenture for voting purposes. When we refer to the term "note" or "notes" in this "Description of Notes" section, we are referring to both the old notes and the new notes to be issued in the exchange offer. When we refer to "holders" of the notes, we are referring to those persons who are the registered holders of the notes on the books of the registrar appointed under the indenture.

     As of the date of the indenture, all of our subsidiaries will be "Restricted Subsidiaries." However, under the circumstances described below under the caption "--Covenants--Designation of Restricted and Unrestricted Subsidiaries," we will be permitted to designate some of our subsidiaries as "Unrestricted Subsidiaries." Our Unrestricted Subsidiaries will not be subject to many of the restrictive covenants in the indenture. Our Unrestricted Subsidiaries will not guarantee the notes.

BRIEF DESCRIPTION OF THE NOTES AND THE GUARANTEES

     The notes:

     - are general unsecured obligations of IASIS;

     - are subordinated in right of payment to all existing and future Senior Debt of IASIS;

     - are equal in right of payment with any future senior subordinated Indebtedness of IASIS; and

     - are unconditionally guaranteed by the Guarantors.

     The notes are guaranteed by all of the Domestic Subsidiaries of IASIS.

     Each Guarantee of the notes:

     - is a general unsecured obligation of the Guarantor;

     - is subordinated in right of payment to all existing and future Senior Debt of the Guarantor; and

     - is equal in right of payment with any future senior subordinated Indebtedness of the Guarantor.

     As of the date of this prospectus, all of our subsidiaries will be Guarantors.

PRINCIPAL, MATURITY AND INTEREST

     The notes in aggregate principal amount of $230.0 million will mature on October 15, 2009 under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The old notes and the new notes will be issued in denominations of $1,000 and integral multiples of $1,000.

     Interest on the notes will accrue at the rate of 13% per annum and will be payable semi-annually in arrears on April 15 and October 15, commencing on April 15, 2000. IASIS will make each interest payment to the persons who are holders of record at the close of business on the April 1 and October 1 immediately preceeding the applicable interest payment date.

     Interest on the notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

METHODS OF RECEIVING PAYMENTS ON THE NOTES

     If a holder has given wire transfer instructions to IASIS, IASIS will pay all principal, interest and premium and Liquidated Damages, if any, on that holder's notes in accordance with those instructions. All other payments on the notes will be made at the office or agency of the paying agent and registrar within the City and State of New York unless IASIS elects to make interest payments by check mailed to the registered addresses of the holders.

PAYING AGENT AND REGISTRAR FOR THE NOTES

     The trustee will initially act as paying agent and registrar for the notes. IASIS may change the paying agent or registrar without prior notice to holders of the notes, and IASIS or any of its Subsidiaries may act as paying agent or registrar.

TRANSFER AND EXCHANGE

     A holder of the notes may transfer or exchange the notes in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and IASIS may require a holder to pay any taxes and fees required by law or permitted by the indenture. IASIS is not required to transfer or exchange any note selected for redemption. Also, IASIS is not required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.

     The registered holder of a note will be treated as the owner of it for all purposes.

SUBSIDIARY GUARANTEES

     The Guarantors will jointly and severally guarantee IASIS' obligations under the notes. Each Subsidiary Guarantee will be subordinated to the prior payment in full of all Senior Debt of that Guarantor. The subordination provisions applicable to the Subsidiary Guarantees will be the same as the subordination provisions applicable to the notes, as set forth below under "-- Subordination." The obligations of each Guarantor under its Subsidiary Guarantee will be limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under applicable law. See "Risk Factors--The Notes and the Subsidiary Guarantees Could be Deemed to be Fraudulent Conveyances."

     A Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into--whether or not the Guarantor is the surviving Person--another Person, other than IASIS or another Guarantor, unless:

          (1) immediately after giving effect to that transaction, no Default or Event of Default exists; and

          (2) either:

             (a) the Person acquiring the property in the sale or disposition or the Person formed by or surviving the consolidation or merger assumes all the obligations of that Guarantor pursuant to a supplemental indenture satisfactory to the trustee; or

             (b) the Net Proceeds of the sale or other disposition are applied in accordance with the "Asset Sale" provisions of the indenture.

     The Subsidiary Guarantee of a Guarantor will be released:

          (1) in connection with any sale or other disposition of all or substantially all of the assets of that guarantor or of a Guarantor which is the parent company of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to the transaction) a Subsidiary of IASIS, if the Guarantor or the parent company applies the Net Proceeds of that sale or other disposition in accordance with the "Asset Sale" provisions of the indenture;

          (2) in connection with any sale of all of the Capital Stock of a Guarantor (or a parent company Guarantor) to a Person that is not (either before or after giving effect to the transaction) a Subsidiary of IASIS, if no Default or Event of Default has occurred and is continuing or if IASIS applies the Net Proceeds of that sale in accordance with the "Asset Sale" provisions of the indenture; or

          (3) if IASIS properly designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary.

     See "--Repurchase at the Option of Holders--Asset Sales."

SUBORDINATION

     The payment of principal, interest and premium and Liquidated Damages, if any, and any other Obligations under or relating to the notes will be subordinated to the prior payment in full in cash or Cash Equivalents (other than Cash Equivalents of the type referred to in clauses (3) and (4) of the definition of Cash Equivalents) of all Senior Debt of IASIS, including Senior Debt incurred after the date of the indenture.

     The holders of Senior Debt will be entitled to receive payment in full in cash or Cash Equivalents--other than Cash Equivalents of the type referred to in clauses (3) and (4) of the definition of Cash Equivalents--of all Obligations due in respect of Senior Debt, including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt, whether or not such interest is an allowable claim, before the holders of the notes will be entitled to receive any payment or distribution of any kind or character with respect to any Obligations on, or relating to, the notes--except that the holders of the notes may receive and retain Permitted Junior Securities and payments made from the trust described under "--Legal Defeasance and Covenant Defeasance" so long as the trust was created in accordance with all relevant conditions specified in the indenture at the time it was created--in the event of any distribution to creditors of IASIS:

          (1) in a liquidation or dissolution of IASIS;

          (2) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to IASIS or its property;

          (3) in an assignment for the benefit of creditors; or

          (4) in any marshaling of IASIS' assets and liabilities.

     IASIS also may not make any payment or distribution of any kind with respect to any Obligations on or with respect to, the notes or acquire any notes for cash or property or otherwise--except in Permitted Junior Securities or from the trust described under "--Legal Defeasance and Covenant Defeasance" so long as the trust was created in accordance with all relevant conditions specified in the indenture at the time it was created--if:

          (1) a payment default on Designated Senior Debt occurs and is continuing; or

          (2) any other default occurs and is continuing on any Designated Senior Debt that permits holders of that Designated Senior Debt or their Representative to accelerate its maturity and the Trustee receives a notice of the default which by its terms states that it is a "Payment Blockage Notice" hereunder (a "Payment Blockage Notice") from the Representative of that Designated Senior Debt.

     Payments on and distributions with respect to any Obligations on, or with respect to, the notes may and will be resumed:

          (1) in the case of a payment default, upon the date on which the default is cured or waived; and

          (2) in the case of a nonpayment default, the earlier of (a) the date on which all nonpayment defaults are cured or waived, (b) 179 days after the date of delivery of the applicable Payment Blockage Notice or (c) the date on which the Trustee receives notice from the Representative for such Designated Senior Debt rescinding the Payment Blockage Notice, unless the maturity of any Designated Senior Debt has been accelerated.

     No new Payment Blockage Notice will be effective unless and until at least 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice.

     No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the trustee will be, or be made, the basis for a subsequent

Payment Blockage Notice unless the default has been cured or waived for a period of not less than 90 consecutive days.

     If the trustee or any holder of the notes receives any payment or distribution of assets of any kind or character, whether in cash, properties or securities, in respect of any Obligations with respect to the notes--except in Permitted Junior Securities or from the trust as described under "--Legal Defeasance and Covenant Defeasance" so long as the trust was created in accordance with all relevant conditions specified in the indenture at the time it was created--at a time when such payment is prohibited by these subordination provisions, the trustee or the holder, as the case may be, will hold the payment in trust for the benefit of the holders of Senior Debt. Upon the proper written request of the holders of Senior Debt or their representative, the trustee or the holder, as the case may be, shall forthwith deliver the amounts in trust to the holders of Senior Debt (on a pro rata basis based on the aggregate principal amount of the Senior Debt) or their proper representative.

     IASIS must promptly notify holders of Senior Debt if payment of the notes is accelerated because of an Event of Default.

     As a result of the subordination provisions described above, in the event of a bankruptcy, liquidation or reorganization of IASIS, holders of notes may recover less ratably than creditors of IASIS who are holders of Senior Debt. See "Risk Factors--Subordination."

OPTIONAL REDEMPTION

     At any time prior to October 15, 2002, IASIS may on any one or more occasions redeem up to 35% of the aggregate principal amount of notes issued under the indenture at a redemption price of 113.000% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

          (1) at least 65% of the aggregate principal amount of notes issued under the indenture remains outstanding immediately after the occurrence of the redemption, excluding notes held by IASIS and its Subsidiaries; and

          (2) the redemption must occur within 90 days of the date of the closing of the Equity Offering.

     Except pursuant to the preceding paragraph, the notes will not be redeemable at IASIS' option prior to October 15, 2004.

     After October 15, 2004, IASIS may redeem all or a part of the notes upon not less than 30 nor more than 60 days' notice, at the redemption prices--expressed as percentages of principal amount--set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the applicable redemption date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

YEAR                                                       PERCENTAGE
----                                                       ----------
2004...................................................     106.500%
2005...................................................     104.875%
2006...................................................     103.250%
2007...................................................     101.625%
2008 and thereafter....................................     100.000%

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

MANDATORY REDEMPTION

     IASIS is not required to make mandatory redemption or sinking fund payments with respect to the notes.

REPURCHASE AT THE OPTION OF HOLDERS

CHANGE OF CONTROL

     If a Change of Control occurs, each holder of notes will have the right to require IASIS to repurchase all or any part, equal to $1,000 or an integral multiple of $1,000, of that holder's notes pursuant to a Change of Control Offer on the terms set forth in the indenture. In the Change of Control Offer, IASIS will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of notes repurchased plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the date of purchase. Within 30 days following any Change of Control, IASIS will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in such notice (the "Change of Control Payment Date"), which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the indenture and described in such notice. IASIS will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, IASIS will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of the conflict.

     On the Change of Control Payment Date, IASIS will, to the extent lawful:

          (1) accept for payment all notes or portions thereof properly tendered pursuant to the Change of Control Offer;

          (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of notes so tendered; and

          (3) deliver or cause to be delivered to the Trustee the notes so accepted together with an Officers' Certificate stating the aggregate principal amount of notes or portions of notes being purchased by IASIS.

     The Paying Agent will promptly mail to each holder of notes so tendered the Change of Control Payment for those notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each such new note will be in a principal amount of $1,000 or an integral multiple of $1,000.

     Prior to complying with any of the provisions of this "Change of Control" covenant, but in any event within 90 days following a Change of Control, IASIS will either repay all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of notes required by this covenant. IASIS will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

     IASIS shall first comply with the covenant in the first sentence in the immediately preceding paragraph before it will be required to repurchase notes pursuant to the provisions described above. IASIS's failure to comply with the covenant described in the immediately preceding sentence may, constitute with notice and lapse of time, an Event of Default described under clause (2) under the caption "-- Events of Default and Remedies."

     The provisions described above that require IASIS to make a Change of Control Offer following a Change of Control will be applicable regardless of whether any other provisions of the indenture are applicable. Except as described above with respect to a Change of Control, the indenture does not contain provisions that permit the holders of the notes to require that IASIS repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.

     IASIS will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by IASIS and purchases all notes validly tendered and not withdrawn under the Change of Control Offer.

     The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of "all or substantially all" of the properties or assets of IASIS and its Restricted Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of notes to require IASIS to repurchase the notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of IASIS and its Restricted Subsidiaries taken as a whole to another Person or group may be uncertain.

ASSET SALES

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

          (1) IASIS or the Restricted Subsidiary, as the case may be, receives consideration at the time of the Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

          (2) the fair market value is determined by IASIS' Board of Directors and evidenced by a resolution of the Board of Directors; and

          (3) at least 75% of the consideration received by IASIS or such Restricted Subsidiary is in the form of cash or Cash Equivalents other than in the case where IASIS or such Restricted Subsidiary is undertaking a Hospital Swap. For purposes of this provision, each of the following will be deemed to be cash:

             (a) any liabilities -- as shown on IASIS' or such
                 Restrict -- Subsidiary's most recent balance sheet -- of IASIS or any Restricted Subsidiary -- other than contingent liabilities and liabilities that are by their terms subordinated to the notes or any Subsidiary Guarantee -- that are assumed by the transferee of any of those assets pursuant to a novation agreement that releases IASIS or the Restricted Subsidiary from further liability; and

             (b) any securities, notes or other obligations received by IASIS or any Restricted Subsidiary from the transferee that are (subject to ordinary settlement periods) converted by IASIS or the Restricted Subsidiary into cash (to the extent of the cash received in that conversion) within 180 days of the applicable Asset Sale.

     Notwithstanding the foregoing, the 75% limitation referred to in clause (3) will not apply to any Asset Sale in which the cash or Cash Equivalents portion of the consideration received from the Asset Sale, determined in accordance with the foregoing provision, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the 75% limitation described above.

     Within 365 days after the receipt of any Net Proceeds from an Asset Sale, IASIS may apply such Net Proceeds at its option:

          (1) to repay Senior Debt and, if the Senior Debt repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect to that Indebtedness;

          (2) to acquire all or substantially all of the assets of, or the Voting Stock of, another Permitted Business;

          (3) to make capital expenditures; or

          (4) to acquire other assets that are used or useful in a Permitted Business;

     The requirements of clauses (2)-(4) above will, however, be deemed to be satisfied if an agreement (including a lease, whether a capital lease or an operating lease) committing to make the acquisitions or expenditures referred to in the agreement is entered into by IASIS or its Restricted Subsidiary within 365 days after the receipt of such Net Proceeds and such Net Proceeds are applied in accordance with such agreement.

     Notwithstanding the foregoing, in the event that a Restricted Subsidiary dividends or distributes to all of its stockholders on a pro rata basis any proceeds of an Asset Sale to IASIS or another Restricted Subsidiary, IASIS or the Restricted Subsidiary need only apply its share of such proceeds in accordance with the preceding clauses (1) through (4).

     Pending the final application of any such Net Proceeds, IASIS may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by the indenture.

     Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph will constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, IASIS will make an Asset Sale Offer to all holders of notes and all holders of other Indebtedness that is equal in ranking to the notes containing provisions similar to those set forth in the indenture with respect to offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of notes and the other equal ranking Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, IASIS may use such Excess Proceeds for any purpose not otherwise prohibited by the indenture. If the aggregate principal amount of notes and such other equal ranking Indebtedness tendered into the Asset Sale Offer exceeds the amount of Excess Proceeds, the trustee will select the notes and such other equal ranking Indebtedness to be purchased on a pro rata basis based on the principal amount of notes and such other equal ranking Indebtedness tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

     IASIS will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with each repurchase of notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sales provisions of the indenture, IASIS will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sale provisions of the indenture by virtue of such conflict.

     The agreements governing IASIS' outstanding Senior Debt currently prohibit IASIS from purchasing any notes, and also provides that certain change of control or asset sale events with respect to IASIS would constitute a default under these agreements. Any future credit agreements or other agreements relating to Senior Debt to which IASIS becomes a party may contain similar restrictions and provisions. In the event a Change of Control or Asset Sale occurs at a time when IASIS is prohibited from purchasing notes, IASIS could seek the consent of its senior lenders to the purchase of notes or could attempt to refinance the borrowings that contain such prohibition. If IASIS does not obtain such a consent or repay those borrowings, IASIS will remain prohibited from purchasing notes. In that case, IASIS' failure to purchase tendered notes would constitute an Event of Default under the indenture which would, in turn, constitute a default under such Senior Debt. In those circumstances, the subordination provisions in the indenture would likely restrict payments to the holders of notes.

SELECTION AND NOTICE

     If less than all of the notes are to be redeemed at any time, the trustee will select notes for redemption as follows:

          (1) if the notes are listed, in compliance with the requirements of the principal national securities exchange on which the notes are listed; or

          (2) if the notes are not so listed, on a pro rata basis, by lot or by a method as the trustee deems fair and appropriate.

     No notes of $1,000 or less will be redeemed in part. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of notes to be redeemed at his or her registered address. Notices of redemption may not be conditional.

     If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount to be redeemed. A substitute note in principal amount equal to the unredeemed portion of the original Note will be issued in the name of the holder upon cancellation of the original note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of them called for redemption.

COVENANTS

Restricted Payments

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

          (1) declare or pay any dividend or make any other payment or distribution on account of IASIS' or any of its Restricted Subsidiaries' Equity Interests including, without limitation, any payment in connection with any merger or consolidation involving IASIS or any of its Restricted Subsidiaries or to the direct or indirect holders of IASIS' or any of its Restricted Subsidiaries' Equity Interests in their capacity as such -- other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) -- of IASIS or payable to IASIS or a Restricted Subsidiary of IASIS;

          (2) purchase, redeem or otherwise acquire or retire for value including, without limitation, in connection with any merger or consolidation involving IASIS any Equity Interests of IASIS or any direct or indirect parent of IASIS;

          (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the notes or the Subsidiary Guarantees, except a payment of interest or principal at or after the Stated Maturity thereof; or

          (4) make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred to as "Restricted Payments"),

     unless, at the time of and after giving effect to such Restricted Payment:

          (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

          (2) IASIS would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock;" and

          (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by IASIS and its Restricted Subsidiaries after the date of the indenture (excluding Restricted Payments permitted by clauses (2) through (10) of the next succeeding paragraph and the aggregate amount of outstanding Permitted Investments allowed pursuant to clause (16) of the definition of Permitted Investments), is less than the sum, without duplication, of:

             (a) 50% of the Consolidated Net Income of IASIS for the period, taken as one accounting period, from the beginning of the first fiscal quarter ending after the date of the Indenture to the end of IASIS' most recently ended fiscal quarter for which internal financial statements are available at the time of the Restricted Payment or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit, plus

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             (b) 100% of the aggregate net cash proceeds received by IASIS since the date of the indenture as a contribution to its equity capital, other than Disqualified Stock, or from the issue or sale of Equity Interests of IASIS, other than Disqualified Stock, or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of IASIS that have been converted into or exchanged for such Equity Interests, other than Equity Interests, Disqualified Stock or debt securities, sold to a Subsidiary of IASIS, plus

             (c) the lesser of (i) all cash returns, including dividends, interest, distributions, returns of principal and profits on sale, on Restricted Investments that were made after the date of the indenture (less the cost of disposition, if any); provided that the amount of cash return on the Restricted Investment will be excluded from Consolidated Net Income for purposes of calculating clause 3(a) above on an after tax basis to the extent included in Consolidated Net Income, and (ii) the initial amount of the Restricted Investment, plus

             (d) upon redesignation of an Unrestricted Subsidiary as a
                 Restricted Subsidiary not in violation of the indenture, the fair market value of the net assets of the Subsidiary.

     So long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions will not prohibit:

          (1) the payment of any dividend within 60 days after the date of declaration of the dividend, if at the date of declaration the payment would have complied with the provisions of the indenture;

          (2) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of IASIS or any Guarantor or of any Equity Interests of IASIS in exchange for, or out of the net cash proceeds of the substantially concurrent sale, other than to a Restricted Subsidiary of IASIS, of, Equity Interests of IASIS, other than Disqualified Stock; provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3)(b) of the preceding paragraph;

          (3) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of IASIS or any Guarantor with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

          (4) the payment of any dividend by a Restricted Subsidiary of IASIS to the holders of its common Equity Interests on a pro rata basis;

          (5) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of IASIS issued after the date of the indenture in accordance with the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock;"

          (6) the declaration and payment of regularly accruing dividends to holders of any class or series of Designated Preferred Stock of IASIS issued on or after the date of the indenture; provided that at the time of the designation of the preferred stock as Designated Preferred Stock, and after giving effect to such

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             designation on a pro forma basis (for purposes of making
             determinations on a pro forma basis pursuant to this clause (6), treating all dividends which will accrue on such Designated Preferred Stock during the four full fiscal quarters immediately following such issuance, as well as all other Designated Preferred Stock then outstanding, as if the same will in fact be, or have in fact been, paid in cash), IASIS would have been able to incur at least $1.00 of additional Indebtedness, other than Permitted Debt, in accordance with the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock;"

           (7) the retirement of any shares of Disqualified Stock of IASIS by conversion into, or by exchange for, shares of Refinancing Disqualified Stock of IASIS, or out of the Net Proceeds of the substantially concurrent sale, other than to a Subsidiary of IASIS, of other shares of Refinancing Disqualified Stock of IASIS;

           (8) payments to JLL Healthcare, LLC in an amount not to exceed $500,000 per annum to pay its operating and administrative expenses incurred in the ordinary course of business;

           (9) payments pursuant to the tax sharing agreement among JLL Healthcare, LLC, IASIS and its subsidiaries, as in effect on the date of the indenture; and

          (10) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of IASIS or any Restricted Subsidiary of IASIS held by any member of IASIS', or any of its Restricted Subsidiaries', management pursuant to any management equity subscription agreement or stock option agreement in effect as of the date of the indenture; provided that the aggregate price paid, excluding the cancellation of debt owing by such management member, for all such repurchased, redeemed, acquired or retired Equity Interests will not exceed $2.0 million in any twelve-month period.

     The amount of all Restricted Payments other than cash will be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued to or by IASIS or the Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this covenant will be determined by the Board of Directors.

     For purposes of determining compliance with this "Restricted Payments" covenant, in the event that a Restricted Payment meets the criteria of more than one of the types of Restricted Payments described in the above clauses, IASIS, in its sole discretion, may order and classify, and from time to time may reorder and reclassify, such Restricted Payment if it would have been permitted at the time such Restricted Payment was made and at the time of any such reclassification.

INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness, including Acquired Debt, and IASIS will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided,

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however, that IASIS may incur Indebtedness, including Acquired Debt, or issue
Disqualified Stock, and the Guarantors may incur Indebtedness or issue preferred stock, if the Fixed Charge Coverage Ratio for IASIS' most recently ended four full fiscal quarters for which financial statements are available immediately preceding the date on which the additional Indebtedness is incurred or the Disqualified Stock or preferred stock is issued would have been at least 2.0 to 1, if the additional Indebtedness is incurred or the Disqualified Stock or preferred stock is issued on or prior to October 15, 2002, or 2.25 to 1, if additional Indebtedness is incurred or the Disqualified Stock or preferred stock is issued thereafter, determined on a pro forma basis, including a pro forma application of the net proceeds therefrom, as if the additional Indebtedness had been incurred or the preferred stock or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period;

     The first paragraph of this covenant will not prohibit any of the following (collectively, "Permitted Debt"):

           (1) the incurrence by IASIS and any Guarantor of additional Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the face amount thereof) not to exceed $330.0 million plus the greater of (x) $125.0 million and (y) the amount equal to 85% of the net book value of receivables and 65% of the net book value of inventory of IASIS and its Restricted Subsidiaries on a consolidated basis at the time the Indebtedness is incurred, as determined in accordance with GAAP, less the aggregate amount of all scheduled repayments and mandatory prepayments, of the principal amount of any term Indebtedness under a Credit Facility, other than repayments that are concurrently reborrowed, that have actually been made since the date of the indenture and less the aggregate amount of all Net Proceeds of Asset Sales that have actually been applied by IASIS or any of its Restricted Subsidiaries since the date of the indenture to repay revolving credit Indebtedness to the extent that the corresponding revolving credit commitments have been permanently reduced under a Credit Facility pursuant to the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales" (provided that the amount will be reduced to the extent of any reduction or elimination of any commitment under any Credit Facility resulting from or relating to the consummation of any Qualified Receivables Transaction; provided, further, that the reduction will apply only for so long as the Qualified Receivables Transaction is in effect);

           (2) the incurrence by IASIS and its Restricted Subsidiaries of the Existing Indebtedness;

           (3) the incurrence by IASIS and the Guarantors of Indebtedness represented by the notes and the related Subsidiary Guarantees to be issued on the date of the indenture and the exchange notes and the related Subsidiary Guarantees to be issued pursuant to the registration rights agreement;

           (4) the incurrence by IASIS or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or

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              improvement of property, plant or equipment used in the business of IASIS or such Restricted Subsidiary, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (4), not to exceed the greater of $25.0 million and 3% of Total Assets at any time outstanding;

           (5) the incurrence by IASIS or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness, other than intercompany Indebtedness, that was permitted by the indenture to be incurred under the first paragraph of this covenant or clauses (2), (3), (4), (5), (14) or
               (18) of this paragraph;

           (6) the incurrence by IASIS or any of its Restricted Subsidiaries of intercompany Indebtedness between or among IASIS and any of its Restricted Subsidiaries; provided, however, that:

             (a) if IASIS or any Guarantor is the obligor on the Indebtedness, unless such Indebtedness is owing to IASIS or another Guarantor, that Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the notes, in the case of IASIS, or the Subsidiary Guarantee, in the case of a Guarantor; and

             (b) (i) any subsequent issuance or transfer of Equity Interests that results in any Indebtedness being held by a Person other than IASIS or a Restricted Subsidiary thereof and (ii) any sale or other transfer of any Indebtedness to a Person that is not either IASIS or a Restricted Subsidiary thereof shall be deemed, in each case, to constitute an incurrence of Indebtedness by IASIS or the Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

           (7) the issuance by any Restricted Subsidiary of preferred stock to IASIS and any of its Restricted Subsidiaries; provided, however, that (a) any subsequent issuance or transfer of Equity Interests that results in any preferred stock being held by a Person other than IASIS or a Restricted Subsidiary thereof and (b) any sale or other transfer of any preferred stock to a Person that is not either IASIS or a Restricted Subsidiary thereof shall be deemed, in each case, to constitute an issuance of preferred stock by the Restricted Subsidiary that was not permitted by this clause (7);

           (8) the issuance of Refinancing Disqualified Stock, Refinancing Preferred Stock and Refinancing Subsidiary Preferred Stock;

           (9) the incurrence by IASIS or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging (i) interest rate risk with respect to any floating or fixed rate Indebtedness that is permitted by the terms of the indenture to be outstanding or (ii) fluctuations in foreign currency exchange rates or commodity prices, with respect to currencies or commodities used by IASIS or its Restricted Subsidiaries in the ordinary course of business;

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          (10) the guarantee by IASIS or any of the Guarantors of Indebtedness of IASIS or a Restricted Subsidiary of IASIS that was permitted to be incurred by another provision of this covenant;

          (11) the accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this covenant; provided, in each such case, that the amount thereof is included in Fixed Charges of IASIS as accrued;

          (12) Indebtedness of IASIS or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently, except in the case of daylight overdrafts, drawn against insufficient funds in the ordinary course of business; provided, that the Indebtedness is extinguished within five business days of incurrence;

          (13) Indebtedness of IASIS or any of its Restricted Subsidiaries represented by letters of credit for the account of IASIS or such Restricted Subsidiary, as the case may be, including, without limitation, in order to provide security for workers' compensation claims or payment obligations in connection with self-insurance and other Indebtedness with respect to workers' compensation claims, self-insurance and similar obligations of IASIS or any Restricted Subsidiary;

          (14) the incurrence by IASIS of additional Indebtedness in an aggregate principal amount or accreted value, as applicable, -- which amount may, but need not be, incurred in whole or in part under the Credit Facilities -- at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (14), not to exceed $65.0 million;

          (15) Indebtedness arising from any agreement entered into by IASIS or any of its Restricted Subsidiaries providing for indemnification, purchase price adjustment, holdback, contingency payment obligations based on the performance of the acquired or disposed assets or similar obligations, other than Guarantees of Indebtedness, incurred by any Person in connection with the acquisition or disposition of assets permitted by the indenture;

          (16) trade letters of credit, performance and surety bonds, completion guarantees or similar arrangements of IASIS or any of its Restricted Subsidiaries in the ordinary course of business;

          (17) Physician Support Obligations incurred by IASIS or any of its Restricted Subsidiaries;

          (18) Acquired Debt of Restricted Subsidiaries acquired or assumed by IASIS or another Restricted Subsidiary of IASIS, or resulting from the merger or consolidation of one or more Persons into or with one or more Restricted Subsidiaries of IASIS; provided, that

              (a) the Acquired Debt is not incurred in contemplation of the respective acquisition, merger or consolidation, and

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              (b) after giving effect to any Acquired Debt acquired or assumed pursuant to this clause (18), IASIS would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of this "--Incurrence of Indebtedness and Issuance of Preferred Stock" covenant; and

          (19) the incurrence by a Receivables Subsidiary of Indebtedness in a Qualified Receivables Transaction.

     For purposes of determining compliance with this "Incurrence of Indebtedness and Issuance of Preferred Stock" covenant, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (19) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, IASIS will be permitted to classify such item of Indebtedness on the date of its incurrence, or from time to time reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant. Indebtedness under Credit Facilities outstanding on the date on which notes are first issued and authenticated under the indenture shall be deemed to have been incurred on such date in reliance on the exception provided by clause (1) of the definition of Permitted Debt.

NO SENIOR SUBORDINATED DEBT

     IASIS will not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of IASIS and senior in any respect in right of payment to the notes. No Guarantor will incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to the Senior Debt of the Guarantor and senior in any respect in right of payment to such Guarantor's Subsidiary Guarantee.

LIENS

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind securing Indebtedness or trade payables on any asset now owned or hereafter acquired, except Permitted Liens, unless:

          (1) if the Lien secures Indebtedness which is subordinated to the notes, that Lien will be subordinated to the Lien granted to the holders of the notes to the same extent as the Indebtedness is subordinated to the notes; and

          (2) in all other cases, the notes are equally and ratably secured.

DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

           (1) pay dividends or make any other distributions on its Capital Stock to IASIS or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to IASIS or any of its Restricted Subsidiaries;

           (2) make loans or advances to IASIS or any of its Restricted Subsidiaries; or

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           (3) transfer any of its properties or assets to IASIS or any of its
               Restricted Subsidiaries.

     However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

           (1) Existing Indebtedness as in effect on the date of the indenture and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that those amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive, taken as a whole, with respect to the dividend and other payment restrictions than those contained in such Existing Indebtedness, as in effect on the date of the indenture;

           (2) the indenture, the notes and the Subsidiary Guarantees;

           (3) applicable law;

           (4) any contract or Capital Stock of a Person acquired by IASIS or any of its Restricted Subsidiaries as in effect at the time of such acquisition -- except to the extent such contract was entered into in connection with or in contemplation of such acquisition -- which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired, provided that, in the case of any contract evidencing Indebtedness, that Indebtedness was permitted by the terms of the indenture to be incurred;

           (5) customary non-assignment provisions in leases or other agreements entered into in the ordinary course of business and consistent with past practices;

           (6) customary restrictions in Capital Lease Obligations, security agreements or mortgages securing Indebtedness of IASIS or a Restricted Subsidiary to the extent those restrictions restrict the transfer of the property subject to the Capital Lease Obligations, security agreements and mortgages;

           (7) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale or other disposition;

           (8) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

           (9) Liens securing Indebtedness that limit the right of the debtor to dispose of the assets subject to the Lien;

          (10) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business;

          (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

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          (12) contracts entered into in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of IASIS or any Restricted Subsidiary in any manner material to IASIS or any Restricted Subsidiary;

          (13) customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of IASIS or any Restricted Subsidiary;

          (14) Indebtedness or other contractual requirements of a Receivables Subsidiary in connection with a Qualified Receivables Transaction, provided that such restrictions apply only to the Receivables Subsidiary; and

          (15) restrictions on the transfer of property or assets required by any regulatory authority having jurisdiction over IASIS or any Restricted Subsidiary or any of their businesses.

MERGER, CONSOLIDATION OR SALE OF ASSETS

     IASIS may not, directly or indirectly: (1) consolidate or merge with or into another Person, whether or not IASIS is the surviving corporation; or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of IASIS and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:

           (1) either:

             (a) IASIS is the surviving corporation; or

             (b) the Person formed by or surviving any such consolidation or merger, if other than IASIS, or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

           (2) the Person formed by or surviving any such consolidation or merger, if other than IASIS, or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of IASIS under the notes, the indenture and the registration rights agreement pursuant to agreements reasonably satisfactory to the trustee;

           (3) immediately after such transaction no Default or Event of Default exists; and

           (4) IASIS or the Person formed by or surviving any such consolidation or merger, if other than IASIS, or to which such sale, assignment, transfer, conveyance or other disposition shall have been made, will, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the covenant described above under the caption "--Incurrence of Indebtedness and Issuance of Preferred Stock."

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     In addition, IASIS may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. This "Merger, Consolidation or Sale of Assets" covenant will not apply to (x) a merger, consolidation, sale, assignment, transfer, conveyance or other disposition of assets between or among IASIS and any Guarantor or (y) transfers of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" (or a fractional undivided interest therein) by a Receivables Subsidiary in a Qualified Receivables Transaction.

     Notwithstanding the foregoing clause (4), IASIS may merge with an Affiliate incorporated or organized solely either

        (1) for the purpose of reincorporating or reorganizing IASIS in another jurisdiction or

        (2) to realize tax benefits without complying with the foregoing clause
            (4) provided, that, immediately after giving effect to such transaction on a pro forma basis, either

             (a) the surviving entity could incur at least $1.00 of additional
                 Indebtedness, other than Permitted Indebtedness, under the "--Incurrence of Indebtedness and Issuance of Preferred Stock" covenant and

             (b) the Fixed Charge Coverage Ratio of the surviving entity is not less than the Fixed Charge Coverage Ratio of IASIS immediately prior to such transaction and the surviving entity conducts no business other than a Permitted Business except to such extent as would not be material to such surviving entity and its Restricted Subsidiaries taken as a whole.

DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES

     The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by IASIS and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such designation and will either reduce the amount available for Restricted Payments under the first paragraph of the covenant described above under the caption "--Restricted Payments" or reduce the amount available for future Investments under one or more clauses of the definition of Permitted Investments, as IASIS shall determine. That designation will only be permitted if such Investment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default.

TRANSACTIONS WITH AFFILIATES

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

           (1) such Affiliate Transaction is on terms that are no less favorable to IASIS or the relevant Restricted Subsidiary than those that would have been

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              obtained in a comparable transaction by IASIS or such Restricted
              Subsidiary with an unrelated Person; and

           (2) IASIS delivers to the trustee:

             (a) with respect to any Affiliate Transaction or series of related
                 Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors; and

             (b) with respect to any Affiliate Transaction or series of related
                 Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the holders of the Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

     The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

           (1) reasonable fees and compensation paid to, and indemnity and similar arrangements provided on behalf of, officers, directors or employees of IASIS or any Restricted Subsidiary of IASIS as determined in good faith by IASIS' Board of Directors or senior management;

           (2) transactions between or among IASIS and/or its Restricted Subsidiaries;

           (3) the payment of management fees to any Affiliate of IASIS not to exceed in the aggregate to all Affiliates, in any twelve-month period, the greater of

             (a) $1.0 million and

             (b) an amount equal to 1% of Consolidated Cash Flow and the reimbursement of expenses incurred by Affiliates from time to time in the course of providing management, investment banking, commercial banking, or financial advisory services to, or monitoring their investments in, IASIS;

           (4) Restricted Payments that are permitted by the provisions of the Indenture described above under the caption "--Restricted Payments;"

           (5) loans and advances to officers and employees of IASIS or any of its Restricted Subsidiaries for bona fide business purposes in the ordinary course of business;

           (6) transactions between IASIS and any of its Affiliates involving investment banking, commercial banking, financial advisory and related activities;

           (7) issuances of securities or payments or distributions in connection with employment incentive plans, employee stock plans, employees stock option plans and similar plans and arrangements approved by the Board of Directors of IASIS;

           (8) sales and issuances of the Capital Stock of IASIS, other than Disqualified Stock, to the extent otherwise permitted under the indenture;

           (9) any agreements or arrangements in effect on, or entered into on or prior to, the date of the indenture, including the tax sharing agreement, or any

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              amendment, modification, or supplement or any replacement, so long as any such amendment, modification, supplement or replacement agreement is not materially more disadvantageous to the holders of the notes than the original agreements as in effect on the date of the indenture, and any transactions contemplated by any of the foregoing agreements or arrangements;

          (10) the existence of, or the performance by IASIS or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement, partnership agreement or limited liability company members agreement, including any registration rights agreement or purchase agreement related thereto, to which it is a party as of the date of the indenture and any similar agreements which it may enter into thereafter, in each case subject to compliance with the other provisions of the indenture; provided, however, that the existence, or the performance by IASIS or any of its Restricted Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the date of the Indenture shall only be permitted by this clause (10) to the extent that the terms, taken as a whole, of any such amendment or new agreement are not otherwise materially disadvantageous to the holders of the notes;

          (11) payments in respect of fees, costs and expenses incurred in connection with the Transactions; and

          (12) transactions between or among IASIS and/or its Subsidiaries or transactions between a Receivables Subsidiary and any Person in which the Receivables Subsidiary has an Investment.

ADDITIONAL SUBSIDIARY GUARANTEES

     If IASIS or any of its Restricted Subsidiaries acquires or creates another Domestic Subsidiary or if any Restricted Subsidiary becomes a Domestic Subsidiary of IASIS after the date of the indenture, then that newly acquired or created Domestic Subsidiary must become a Guarantor and execute a supplemental indenture and deliver an Opinion of Counsel to the trustee; provided, that no such Domestic Subsidiary shall be required to become a Guarantor, execute a supplemental indenture and deliver an Opinion of Counsel

        (1) for so long as a Credit Agreement shall be in effect, if it is not an obligor thereunder and is not required to deliver a Guarantee under such Credit Agreement of the obligations of IASIS thereunder or

        (2) if such Domestic Subsidiary is a Receivables Subsidiary.

BUSINESS ACTIVITIES

     IASIS will not, and will not permit any Restricted Subsidiary to, engage in any business other than Permitted Businesses, except to such extent as would not be material to IASIS and its Restricted Subsidiaries taken as a whole. Any Receivables Subsidiary and any Subsidiary thereof may engage in a business related or ancillary to a Qualified Receivables Transaction.

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REPORTS

     Whether or not required by the SEC, so long as any notes are outstanding, IASIS will furnish to the holders of notes, within the time periods specified in the SEC's rules and regulations:

        (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if IASIS were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by IASIS' certified independent accountants; and

        (2) all current reports that would be required to be filed with the SEC on Form 8-K if IASIS were required to file such reports.

     In addition, whether or not required by the SEC, IASIS will file a copy of all of the information and reports referred to in clauses (1) and (2) above with the Commission for public availability within the time periods specified in the SEC's rules and regulations, unless the SEC will not accept such a filing, and make such information available to securities analysts and prospective investors upon request. In addition, IASIS and the Subsidiary Guarantors have agreed that, for so long as any notes remain outstanding, they will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

     If IASIS has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of IASIS and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of IASIS.

EVENTS OF DEFAULT AND REMEDIES

     Each of the following is an Event of Default:

        (1) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the notes, whether or not prohibited by the subordination provisions of the indenture;

        (2) default in payment when due of the principal of, or premium, if any, on the notes, whether or not prohibited by the subordination provisions of the indenture;

        (3) failure by IASIS or any of its Subsidiaries to comply with the provisions described under the captions "-- Repurchase at the Option of Holders -- Asset Sales," or "-- Covenants -- Merger, Consolidation or Sale of Assets;"

        (4) failure by IASIS or any of its Subsidiaries to comply with any of the other covenants in the indenture for a period of 60 consecutive days after written notice by the trustee or by the holders of at least 25% in principal amount of the notes;

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

        (5) default under any mortgage, indenture or instrument under which there is issued and outstanding any Indebtedness for money borrowed by IASIS or any of its Restricted Subsidiaries (or the payment of which is guaranteed by IASIS or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the indenture, if that default:

             (a) is caused by a failure to pay principal at the final stated
                 maturity of such Indebtedness (a "Payment Default"); or

             (b) results in the acceleration of such Indebtedness prior to its express maturity,

             in the case of both clauses (a) and (b), only if the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;

        (6) failure by IASIS or any of its Subsidiaries to pay final judgments aggregating in excess of $10.0 million (net of any amounts covered by insurance or indemnity arrangements provided by a reputable and creditworthy insurance company or other Person), which judgments are not paid, discharged or stayed for a period of 60 consecutive days after such judgments become final and non-appealable;

        (7) except as permitted by the indenture, any Subsidiary Guarantee by a Guarantor that is a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor that is a Significant Subsidiary, or any Person acting on behalf of any Guarantor that is a Significant Subsidiary, shall deny or disaffirm its obligations under its Subsidiary Guarantee; and

        (8) events of bankruptcy or insolvency with respect to IASIS or any of its Restricted Subsidiaries which is a Significant Subsidiary.

     In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to IASIS, all outstanding notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the trustee, upon request of holders of at least 25% in principal amount of the notes then outstanding, or the holders of at least 25% in principal amount of the then outstanding notes may declare all the notes to be due and payable by notice in writing to IASIS and the trustee specifying the respective Event of Default and that notice is a "notice of acceleration" (the "Acceleration Notice"), and the same (1) will become immediately due and payable or (2) if there are any amounts outstanding under the Credit Agreement, will become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or five business days after receipt by IASIS and the Representative under the Credit Agreement of such Acceleration Notice but only if the Event of Default is then continuing. The holders of a majority in aggregate principal amount of the then outstanding notes by written notice to the trustee may on behalf of all of the holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

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

     Holders of the notes may not enforce the indenture or the notes except as provided in the indenture. Subject to limitations, holders of a majority in principal amount of the then outstanding notes may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default -- except a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages -- if it determines that withholding notice is in their interest.

     The holders of a majority in aggregate principal amount of the notes then outstanding by notice to the trustee may on behalf of the holders of all of the notes waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages on, or the principal of, the notes.

     In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of IASIS with the intention of avoiding payment of the premium that IASIS would have had to pay if IASIS then had elected to redeem the notes pursuant to the optional redemption provisions of the indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the notes. If an Event of Default occurs prior to October 15, 2004, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of IASIS with the intention of avoiding the prohibition on redemption of the notes prior to October 15, 2004, then the premium specified in the indenture will also become immediately due and payable to the extent permitted by law upon the acceleration of the notes.

     IASIS is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, IASIS is required to deliver to the trustee a statement specifying such Default or Event of Default.

NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of IASIS or any Guarantor, as such, will have any liability for any obligations of IASIS or the Guarantors under the notes, the indenture, the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     IASIS may, at its option and at any time, elect to have all of its obligations discharged with respect to the outstanding notes and all obligations of the Guarantors discharged with respect to their Subsidiary Guarantees ("Legal Defeasance") except for:

        (1) the rights of holders of outstanding notes to receive payments in respect of the principal of, or interest or premium and Liquidated Damages, if any, on the notes when payments are due from the trust referred to below;

        (2) IASIS' obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

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        (3) the rights, powers, trusts, duties and immunities of the trustee, and IASIS' and the Guarantor's obligations in connection therewith; and

        (4) the Legal Defeasance provisions of the indenture.

     In addition, IASIS may, at its option and at any time, elect to have the obligations of IASIS and the Guarantors released with respect to covenants that are described in the indenture ("Covenant Defeasance") and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, some events, not, however, including non-payment, bankruptcy, receivership, rehabilitation and insolvency events, described under "Events of Default" will no longer constitute an Event of Default with respect to the notes.

     In order to exercise either Legal Defeasance or Covenant Defeasance:

        (1) IASIS must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, or interest and premium and Liquidated Damages, if any, on the outstanding notes on the stated maturity or on the applicable redemption date, as the case may be, and IASIS must specify whether the notes are being defeased to maturity or to a particular redemption date;

        (2) in the case of Legal Defeasance, IASIS will have delivered to the trustee an Opinion of Counsel reasonably acceptable to the trustee confirming that

             (a) IASIS has received from, or there has been published by, the
                 Internal Revenue Service a ruling or

             (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

        (3) in the case of Covenant Defeasance, IASIS will have delivered to the trustee an Opinion of Counsel reasonably acceptable to the trustee confirming that the Holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

        (4) no Default or Event of Default will have occurred and be continuing either:

             (a) on the date of the deposit, other than a Default or Event of
                 Default resulting from the borrowing of funds to be applied to the deposit; or

             (b) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

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        (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument, other than the indenture, to which IASIS or any of its Subsidiaries is a party or by which IASIS or any of its Subsidiaries is bound;

        (6) IASIS must have delivered to the trustee an Opinion of Counsel to the effect that, assuming no intervening bankruptcy of IASIS or any Guarantor between the date of deposit and the 91st day following the deposit and assuming that no holder is an "insider" of IASIS under applicable bankruptcy law, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

        (7) IASIS must deliver to the trustee an Officers' Certificate stating that the deposit was not made by IASIS with the intent of preferring the holders of notes over the other creditors of IASIS with the intent of defeating, hindering, delaying or defrauding creditors of IASIS or others; and

        (8) IASIS must deliver to the trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

AMENDMENT, SUPPLEMENT AND WAIVER

     Except as provided in the next three succeeding paragraphs, the indenture or the notes may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the notes then outstanding including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes, and any existing default or compliance with any provision of the indenture or the notes may be waived with the consent of the holders of a majority in principal amount of the then outstanding notes including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes.

     Without the consent of each holder affected, an amendment or waiver may not (with respect to any notes held by a non-consenting holder):

        (1) reduce the principal amount of notes whose holders must consent to an amendment, supplement or waiver;

        (2) reduce the principal of or change the fixed maturity of any note or alter the provisions with respect to the redemption of the notes, other than provisions relating to the covenants described above under the caption "-- Repurchase at the Option of Holders";

        (3) reduce the rate of or change the time for payment of interest on any note;

        (4) waive a Default or Event of Default in the payment of principal of, or interest or premium, or Liquidated Damages, if any, on the notes, except a rescission of acceleration of the notes by the holders of at least a majority in aggregate principal amount of the notes and a waiver of the payment default that resulted from such acceleration;

        (5) make any note payable in money other than that stated in the notes;

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        (6) make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of notes to receive payments of principal of, or interest or premium or Liquidated Damages, if any, on the notes;

        (7) waive a redemption payment with respect to any note, other than a payment required by one of the covenants described above under the caption "-- Repurchase at the Option of Holders";

        (8) release any Guarantor from any of its obligations under its Subsidiary Guarantee or the indenture, except in accordance with the terms of the indenture; or

        (9) make any change in the preceding amendment and waiver provisions.

     In addition, any amendment to, or waiver of, the provisions of the indenture relating to subordination that adversely affects the rights of the holders of the notes will require the consent of the holders of at least 75% in aggregate principal amount of notes then outstanding.

     Notwithstanding the preceding, without the consent of any holder of notes, IASIS, the Guarantors and the trustee may amend or supplement the indenture or the notes:

        (1) to cure any ambiguity, defect or inconsistency;

        (2) to provide for uncertificated notes in addition to or in place of certificated notes;

        (3) to provide for the assumption of IASIS' obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of IASIS' assets;

        (4) to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under the indenture of any such holder; or

        (5) to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act.

SATISFACTION AND DISCHARGE

     The indenture will be discharged and will cease to be of further effect as to all notes issued thereunder, when:

        (1) either:

             (a) all notes that have been authenticated -- except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has theretofore been deposited in trust and thereafter repaid to IASIS -- have been delivered to the trustee for cancellation; or

             (b) all notes that have not been delivered to the trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and IASIS or any Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be

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                 sufficient without consideration of any reinvestment of
                 interest, to pay and discharge the entire indebtedness on the notes not delivered to the trustee for cancellation for principal, premium and Liquidated Damages, if any, and accrued interest to the date of maturity or redemption;

        (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which IASIS or any Guarantor is a party or by which IASIS or any Guarantor is bound;

        (3) IASIS or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and

        (4) IASIS has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.

     In addition, IASIS must deliver an Officers' Certificate and an Opinion of Counsel to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

CONCERNING THE TRUSTEE

     If the trustee becomes a creditor of IASIS or any Guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

     The holders of a majority in principal amount of the then outstanding notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default shall occur and be continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of his or her own affairs. Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes, unless such holder shall have offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

BOOK-ENTRY, DELIVERY AND FORM

     Except as described below, the new notes will be issued in the form of one or more registered notes in global form without coupons. Each global note will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., as nominee of DTC, or will remain in the custody of the trustee pursuant to the FAST Balance Certificate Agreement between DTC and the trustee.

     DTC has advised IASIS that it is:

        (1) a limited purpose trust company organized under the laws of the State of New York,

        (2) a member of the Federal Reserve System,

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        (3) a "clearing corporation" within the meaning of the Uniform
            Commercial Code, as amended, and

        (4) a "clearing agency" registered pursuant to Section 17A of the Exchange Act.

     DTC was created to hold securities for its participating organizations (collectively, the "DTC Participants") and facilitates the clearance and settlement of securities transactions between DTC Participants through electronic book-entry changes to the accounts of the DTC Participants, thereby eliminating the need for physical transfer and delivery of certificates. DTC Participants include securities brokers and dealers, including the placement agents from the original offering of the old notes, banks and trust companies, clearing corporations and other organizations. Access to DTC's system is also available to other entities such as banks, brokers, dealers and trust companies (collectively, the "Indirect DTC Participants") that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly. Holders who are not DTC Participants may beneficially own securities held by or on behalf of DTC only through DTC Participants or Indirect DTC Participants.

     IASIS expects, as provided in the procedures established by DTC, that

        (1) upon deposit of the global notes, DTC will credit the accounts of DTC Participants with an interest in the global note and

        (2) ownership of the new notes will be shown on, and the transfer of ownership of the new notes will be effected only through, records maintained by DTC with respect to the interest of DTC Participants, the DTC Participants and the Indirect DTC Participants.

     The laws of some states require that some persons take physical delivery in definitive form of securities that they own and that a security interest in negotiable instruments can only be perfected by delivery of certificates representing the instruments. Consequently, the ability to transfer the new notes or to pledge the new notes as collateral will be limited to this extent.

     So long as DTC or its nominee is the registered owner of a global note, DTC or the nominee, as the case may be, will be considered the sole owner or holder of the new notes represented by the global note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a global note will not

        (1) be entitled to have the new notes represented by the global note registered in their names,

        (2) receive or be entitled to receive physical delivery of certificated securities, and

        (3) be considered the owners or holders of the new notes for any purpose, including with respect to the giving of any directions, instruction or approval to the trustee. As a result, the ability of a person having a beneficial interest in new notes represented by a global note to pledge or transfer that interest to persons or entities that do not participate in DTC's system or to otherwise take action with respect to that interest, may be affected by the lack of a physical certificate evidencing the interest.

     Accordingly, each holder owning a beneficial interest in a global note must rely on the procedures of DTC and, if the holder is not a DTC Participant or an Indirect DTC Participant, on the procedures of the DTC Participant through which the holder owns its

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interest, to exercise any rights of a holder of new notes under the indenture or the global note. IASIS understands that under existing industry practice, in the event IASIS requests any action of holders of new notes or a holder that is an owner of a beneficial interest in a global note desires to take any action that DTC, as the holder of the global note, is entitled to take, DTC would authorize the DTC Participants to take the action and the DTC Participants would authorize holders owning through the DTC Participants to take the action or would otherwise act upon the instruction of such holders. Neither IASIS nor the trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of the new notes by DTC, or for maintaining, supervising or reviewing any records of DTC relating to the new notes.

     Payments of the principal of, premium, if any, and interest on, any new notes represented by a global note registered in the name of DTC or its nominee on the applicable record date will be payable by the trustee to or at the direction of DTC or its nominee in its capacity as the registered holder of the global note representing the new notes. Under the terms of the indenture, IASIS and the trustee may treat the persons in whose names the new notes, including the global notes, are registered as the owners for the purpose of receiving payment and for any and all other purposes whatsoever. As a result, neither IASIS nor the trustee has or will have any responsibility or liability for the payment of amounts due to beneficial owners of interest in the global note, including principal, premium, if any, and interest, or to immediately credit the accounts of the relevant DTC Participants with such payment, in amounts proportionate to their respective holdings in principal amount of beneficial interests in the global note as shown on the records of DTC. Payments by the DTC Participants and the Indirect DTC Participants to the beneficial owners of interests in the global note will be governed by standing instructions and customary practice and will be the responsibility of the DTC Participants or the Indirect DTC Participants and DTC.

CERTIFICATED SECURITIES

        (1) If DTC notifies IASIS in writing that it is no longer willing or able to act as a depository or DTC ceases to be registered as a clearing agency under the Exchange Act and IASIS is unable to locate a qualified successor within 90 days,

        (2) IASIS, at its option, notifies the trustee in writing that it elects to cause the issuance of notes issued in the exchange offer in definitive form under the indenture or

        (3) upon the occurrence of other specified events,

then, upon surrender by DTC of its global notes, certificated securities will be issued to each Person that DTC identifies as the beneficial owner of the new notes, represented by the global notes.

     Upon any such issuance, the trustee is required to register the certificated securities in the name of the Persons identified as beneficial owners -- or the nominee of any thereof -- and cause the same to be delivered to these Persons.

     NO LIABILITY FOR DELAY IN IDENTIFYING BENEFICIAL OWNERS. Neither IASIS nor the trustee will be liable for any delay by DTC or any DTC Participant or Indirect DTC Participant in identifying the beneficial owners of the related new notes and each beneficial owner may conclusively rely on, and will be protected in relying on, instructions from DTC

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for all purposes, including with respect to the registration and delivery, and the respective principal amounts, of the new notes to be issued.

REGISTRATION RIGHTS; LIQUIDATED DAMAGES

     Holders of the new notes are not entitled to own registration rights with respect to the new notes.

     The following description is a summary of the material provisions of the registration rights agreement and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the registration rights agreement, a copy of which is attached as an exhibit to the registration statement of which this prospectus forms a part and is incorporated by reference in this prospectus in its entirety.

     IASIS, the subsidiary guarantors and J. P. Morgan Securities, Inc. entered into the registration rights agreement on October 15, 1999. Pursuant to the registration rights agreement, IASIS and the subsidiary guarantors have agreed to file with the SEC the exchange offer registration statement on the appropriate form under the Securities Act with respect to the new notes. The registration statement of which this prospectus forms a part is the registration statement required by the registration rights agreement. Upon the effectiveness of the exchange offer registration statement, IASIS and the subsidiary guarantors will offer to the holders of transfer restricted securities pursuant to the exchange offer who are able to make certain representations the opportunity to exchange their transfer restricted securities for a like principal amount of the new notes and related guarantees.

     We have agreed to file with the SEC a shelf registration statement to cover resales of the notes by the holders thereof who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement if:

          (1) We are not

             (a) required to file the exchange offer registration statement; or

             (b) permitted to consummate the exchange offer because the exchange offer is not permitted by applicable law or SEC policy; or

        (2) any holder of transfer restricted securities notifies us prior to the 20th day following consummation of the exchange offer that:

             (a) it is prohibited by law or SEC policy from participating in the exchange offer; or

             (b) that it may not resell the new notes acquired by it in the exchange offer to the public without delivering a prospectus and the prospectus contained in the exchange offer registration statement is not appropriate or available for such resales; or

             (c) that it is a broker-dealer and owns notes acquired directly from us or one of our affiliates.

     We will use our commercially reasonable efforts to cause the applicable registration statement to be declared effective as promptly as possible by the SEC.

     For purposes of the preceding, "transfer restricted securities" means each note until the earliest to occur of:

        (1) the date on which such note has been exchanged by a Person other than a broker-dealer for a new note issued in the exchange offer;

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        (2) following the exchange by a broker-dealer in the exchange offer of an old note for a new note, the date on which the new note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the exchange offer registration statement;

        (3) the date on which the note has been effectively registered under the Securities Act and disposed of in accordance with the shelf registration statement; or

        (4) the date on which the note is distributed to the public pursuant to Rule 144 under the Securities Act.

     Pursuant to the registration rights agreement IASIS and the Guarantors agreed to:

        (1) file an exchange offer registration statement with the SEC on or prior to January 13, 2000;

        (2) use their commercially reasonable efforts to have the exchange offer registration statement declared effective by the SEC on or prior to April 12, 1999;

        (3) unless the exchange offer would not be permitted by applicable law or SEC policy,

             (a) use their commercially reasonable efforts to commence the exchange offer; and

             (b) use their commercially reasonable efforts to issue on or prior to 30 business days, or longer, if required by the federal securities laws, after the date on which the exchange offer registration statement was declared effective by the SEC, new notes issued in the exchange offer in exchange for all old notes tendered prior thereto in the exchange offer; and

        (4) if obligated to file the shelf registration statement, use their commercially reasonable efforts to file the shelf registration statement with the SEC on or prior to 30 days after such filing obligation arises and to cause the shelf registration to be declared effective by the SEC on or prior to 90 days after such obligation arises.

     The registration rights agreement also requires us to include the prospectus for the exchange offer information necessary to allow broker-dealers who hold notes, other than notes purchased directly from us or one of our affiliates, to exchange such notes in the exchange offer and to satisfy the prospectus delivery requirements in connection with resales of the exchange notes received by such broker-dealers in the exchange offer.

     This prospectus covers the offer and sale of the new notes in the exchange offer and the resale of new notes received in the exchange offer by any broker-dealer who held notes other than notes purchased directly from us or one of our affiliates.

     We will pay liquidated damages if:

        (1) we fail to file any of the registration statements required by the registration rights agreement on or before the date specified for such filing; or

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

        (2) any of such registration statements is not declared effective by the SEC on or prior to the date specified for such effectiveness (the "effectiveness target date"); or

        (3) we fail to consummate the exchange offer within 30 business days of the effectiveness target date with respect to the registration statement relating to the exchange offer; or

        (4) the shelf registration statement or the registration statement relating to the exchange offer is declared effective but thereafter ceases to be effective or usable in connection with resales of transfer restricted securities during the periods specified in the registration rights agreement (each such event referred to in clauses (1) through (4) above, a "registration default"),

     The amount of liquidated damages will be equal to a per annum rate of 0.50% on the principal amount of notes held by such holder, with respect to the first 90-day period immediately following the occurrence of the first registration default.

     Liquidated damages will increase by an additional per annum rate of 0.25% with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of liquidated damages for all registration defaults of 2.00% per annum on the principal amount of notes.

     We will pay all accrued liquidated damages on each interest date in the manner provided for the payment of interest in the indenture. Following the cure of all registration defaults, the accrual of liquidated damages will cease.

     Based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, we believe that the new notes and the related guarantees you receive in the exchange offer may be offered for resale, resold or otherwise transferred without compliance with the registration and prospectus delivery provisions of the Securities Act. Any purchaser of the notes, however, who is either an "affiliate" of IASIS a broker-dealer who purchased notes directly from us or one of the affiliates for resale, or who intends to participate in the exchange offer for the purpose of distributing the new notes:

        - will not be able to rely on the interpretation of the staff of the SEC;

        - will not be able to tender its notes in the exchange offer; and

        - must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the notes, unless such sale or transfer is made in compliance with an exemption from such requirements.

By tendering your old notes, you represent to us:

        - that you are not an "affiliate" of IASIS, as defined in Rule 144 under the Securities Act;

        - that any new notes you receive in the exchange offer are being acquired by you in the ordinary course of your business; and

        - that at the time of the commencement of the exchange offer, neither you nor, to your knowledge, anyone receiving new notes from you, has any arrangement or understanding with any person to participate in the distribution of the new notes in violation of the Securities Act.

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

     The SEC has taken the position that participating broker-dealers may fulfill their prospectus delivery requirements with respect to resales of the new notes -- other than a resale of an unsold allotment from the original sale of the old notes -- by delivering this prospectus to prospective purchasers. IASIS and the subsidiary guarantors have agreed that for a period of 180 days after the date on which the registration statement of which this prospectus forms a part is declared effective, they will make this prospectus, as amended or supplemented, available to any participating broker-dealer for use in connection with any resale of the new notes. For further information regarding the obligations of broker-dealers, including the prospectus delivery requirement, see "Plan of Distribution."

     In the event that a shelf registration statement if filed, we will:

        - provide a copy of the prospectus that forms a part of the shelf registration statement to each holder of old notes;

        - notify each holder of old notes when the shelf registration statement has been declared effective; and

        - take other actions as are required to permit unrestricted resales of the old notes.

     If you sell old notes under the shelf registration statement:

        - you must be named as a selling security holder in the prospectus that forms a part of the shelf registration statement;

        - you must deliver a prospectus to any purchasers of your old notes;

        - you will be subject to the civil liability provisions of the Securities Act in connection with such sales; and

        - you will be bound by the provisions of the registration rights agreement that are applicable to holders who sell their old notes under the shelf registration statement, including various indemnification rights and obligations.

In addition, each such holder will be required to deliver information to be used in connection with the shelf registration statement and to provide comments on the shelf registration statement within the time periods set forth in the notes registration rights agreement in order to have their notes included in the shelf registration statement and to benefit from the provisions regarding liquidated damages.

     Holders of old notes who sell their old notes under a shelf registration statement are subject to various indemnification rights and obligations.

DEFINITIONS

     Set forth below are certain defined terms used in the indenture. Reference is made to the indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

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     "ACQUIRED DEBT" means, with respect to any specified Person:

        (1) Indebtedness of any other Person existing at the time such other Person is merged or consolidated with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

        (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. No Person (other than IASIS or any Subsidiary of IASIS) in whom a Receivables Subsidiary makes an Investment in connection with a Qualified Receivables Transaction will be deemed to be an Affiliate of IASIS or any of its Subsidiaries solely by reason of such Investment.

     "ASSET SALE" means:

        (1) the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, conveyance or other disposition of all or substantially all of the assets of IASIS and its Restricted Subsidiaries taken as a whole will be governed by the provisions of the Indenture described above under the caption "--Repurchase at the Option of Holders--Change of Control" and/or the provisions described above under the caption "--Covenants--Merger, Consolidation or Sale of Assets" and not by the provisions of the Asset Sale covenant; and

        (2) the issuance of Equity Interests by any of IASIS' Restricted Subsidiaries or the sale of Equity Interests in any of IASIS' Subsidiaries.

     Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

         (1) any single transaction or series of related transactions that involves assets having a fair market value of less than the greater of (a) $1.0 million and (b) 1% of Consolidated Cash Flow;

         (2) a sale or transfer of assets between or among IASIS and its Restricted Subsidiaries,

         (3) an issuance of Equity Interests by a Restricted Subsidiary to IASIS or to another Restricted Subsidiary;

         (4) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business;

         (5) the sale or other disposition of cash or Cash Equivalents;

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         (6) a Restricted Payment or Permitted Investment that is permitted by the covenant described above under the caption
             "--Covenants--Restricted Payments;"

         (7) the sale, lease, conveyance, disposition or other transfer of (a) the Capital Stock of or any Investment in any Unrestricted Subsidiary or (b) Permitted Investments made pursuant to clause
             (16) of the definition thereof;

         (8) surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind;

         (9) the licensing of intellectual property in the ordinary course of business;

        (10) granting of Liens not otherwise prohibited by the indenture;

        (11) leases or subleases to third persons in the ordinary course of business that do not interfere in any material respect with the business of IASIS or any of its Restricted Subsidiaries.

        (12) sales of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" to a Receivables Subsidiary for the fair market value thereof, less amounts required to be established as reserves and customary discounts pursuant to contractual agreements with entities that are not Affiliates of IASIS entered into as part of a Qualified Receivables Transaction;

        (13) transfers of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction," or a fractional undivided interest therein, by a Receivables Subsidiary in a Qualified Receivables Transaction; and

        (14) the substantially contemporaneous sale and leaseback of an asset acquired after the date of the indenture; provided that such sale and leaseback occurs within 180 days after the date of the acquisition of such asset by IASIS and its Restricted Subsidiaries.

     "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

     "BOARD OF DIRECTORS" means:

        (1) with respect to a corporation, the board of directors of the corporation;

        (2) with respect to a partnership, the board of directors of the general partner of the partnership; and

        (3) with respect to any other Person, the board or committee of such Person serving a similar function.

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     "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

     "CAPITAL STOCK" means:

        (1) in the case of a corporation, corporate stock;

        (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

        (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

        (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "CASH EQUIVALENTS" means:

        (1) United States dollars;

        (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof, provided that the full faith and credit of the United States is pledged in support thereof, having maturities of not more than one year from the date of acquisition;

        (3) certificates of deposit, demand and time deposits, eurodollar time deposits, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any lender party to the Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500.0 million;

        (4) repurchase obligations with a term of not more than one year for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

        (5) commercial paper having one of the two highest ratings obtainable from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services ("S&P") and in each case maturing within one year after the date of acquisition;

        (6) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having one of the two highest ratings obtainable from Moody's or S&P and maturing within one year from the date of acquisition thereof; and

        (7) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

     "CHANGE OF CONTROL" means the occurrence of any of the following:

        (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related

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            transactions, of all or substantially all of the properties or assets of IASIS and its Restricted Subsidiaries taken as a whole to any "person," as that term is used in Section 13(d)(3) of the Exchange Act, other than to a Principal or a Related Party of a Principal;

        (2) the adoption of a plan relating to the liquidation or dissolution of IASIS;

        (3) the consummation of any transaction, including, without limitation, any merger or consolidation, the result of which is that any "person," as defined above, other than the Principals and their Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of IASIS, measured by voting power rather than number of shares;

        (4) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of IASIS (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of IASIS has been approved by the Principals or a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of IASIS.

     "CONSOLIDATED CASH FLOW" means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus:

        (1) an amount equal to any extraordinary gain or loss and any net gain or loss realized by such Person or any of its Restricted Subsidiaries in connection with an Asset Sale, to the extent that such gains or losses were utilized in computing such Consolidated Net Income; plus

        (2) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

        (3) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized, including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations, to the extent that any such expense was deducted in computing such Consolidated Net Income; plus

        (4) fees, costs, charges, and expenses incurred in connection with the Paracelsus Recapitalization and the Tenet Acquisition; plus

        (5) depreciation, amortization including amortization of goodwill and other intangibles, but excluding amortization of prepaid cash expenses that were paid in a prior period, and other non-cash expenses and items (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation,

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            amortization and other non-cash expenses and items were deducted in computing such Consolidated Net Income; minus

        (6) non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

     Notwithstanding the foregoing, the provision for taxes based on the income or profits of, the interest expense of, and the depreciation and amortization and other non-cash items of, a Restricted Subsidiary of a Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent and in the same proportion that Net Income of that Restricted Subsidiary was included in calculating the Consolidated Net Income of that Person.

     "CONSOLIDATED NET INCOME" means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (before dividends on preferred stock); provided that:

         (1) the Net Income, but not loss, of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Restricted Subsidiary thereof;

         (2) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval that has not been obtained or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders;

         (3) solely for purposes of determining the aggregate amount available for Restricted Payments under clause 3(a) of the Restricted Payments covenant, the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded;

         (4) the cumulative effect of a change in accounting principles shall be excluded;

         (5) there shall be added to the Net Income of such Person the amount of any decrease in the deferred tax asset for such period relating to the actual cash tax benefit realized by IASIS (or the consolidated tax group of which IASIS is a member) resulting from the election under Section 338(h)(10) of the Code in respect of the Paracelsus Recapitalization;

         (6) the fees, costs and expenses of the Transactions shall be excluded;

         (7) income or losses attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) shall be excluded;

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         (8) all extraordinary gains and losses, non-recurring cumulative effects of accounting changes and, without duplication, non-recurring or unusual gains and losses and all restructuring charges shall be excluded;

         (9) any non-cash charges attributable to applying the purchase method of accounting in accordance with GAAP shall be excluded; and

        (10) non-cash charges relating to employee benefit or other management compensation plans of IASIS or a Restricted Subsidiary (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense incurred in a prior period) to the extent that such non-cash charges are deducted in computing such Consolidated Net Income; provided, further that if IASIS or any Restricted Subsidiary makes a cash payment in respect of such non-cash charge in any period, such cash payment shall (without duplication) be deducted from the Consolidated Net Income of IASIS for such period.

     "CREDIT AGREEMENT" means the Credit Agreement, dated as of October 15, 1999, by and among IASIS and Morgan Guaranty Trust Company of New York, as administrative agent, and the other lenders that are a party thereto, together with the related documents thereto including, without limitation, any guarantee agreements and security documents, in each case as such agreements may be amended including any amendment and restatement thereof, supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring, including increasing the amount of available borrowings thereunder or adding Subsidiaries of IASIS as additional borrowers or guarantors thereunder, all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

     "CREDIT FACILITIES" means, one or more debt facilities including, without limitation, the Credit Agreement or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing, including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables, or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

     "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "DESIGNATED PREFERRED STOCK" means the preferred stock (not constituting Disqualified Stock) of IASIS (excluding any preferred stock issued prior to the date of the indenture and any preferred stock issued in exchange or substitution therefor) that is designated as Designated Preferred Stock on or after the date of issuance thereof pursuant to an Officers' Certificate delivered to the trustee on the designation thereof, the cash proceeds of which are excluded from the calculation set forth in clause 3(b) of the covenant described above under the caption "--Covenants--Restricted Payments."

     "DESIGNATED SENIOR DEBT" means:

          (1) any Indebtedness under or in respect of the Credit Agreement; and

          (2) any other Senior Debt permitted under the Indenture the principal amount of which is $25.0 million or more and that has been designated by IASIS in

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             the instrument or agreement relating to the same as "Designated
             Senior Debt."

     "DISQUALIFIED STOCK" means any Capital Stock that, by its terms or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof, or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the notes mature, other than for Capital Stock which is not Disqualified Stock. Notwithstanding the preceding sentence, (a) any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require IASIS to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that IASIS may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the covenant described above under the caption "--Covenants--Restricted Payments," and (b) any Capital Stock that would constitute Disqualified Stock solely because such Capital Stock is issued pursuant to any plan for the benefit of employees of IASIS or its Subsidiaries or by any such plan to such employees and may be required to be repurchased by IASIS in order to satisfy applicable statutory or regulatory obligations shall not constitute Disqualified Stock. The amount of Disqualified Stock shall be its mandatory maximum redemption price or liquidation preference, as applicable, plus accrued dividends.

     "DOMESTIC SUBSIDIARY" means any Restricted Subsidiary that was formed under the laws of the United States or any state thereof or the District of Columbia or that guarantees or otherwise provides direct credit support for any Indebtedness of IASIS or any Guarantor.

     "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

     "EQUITY OFFERING" means a sale by IASIS of shares of its Capital Stock however designated and whether voting or non-voting, other than Disqualified Stock, and any and all rights, warrants or options to acquire such Capital Stock.

     "EXISTING INDEBTEDNESS" means Indebtedness of IASIS and its Subsidiaries, other than Indebtedness under the Credit Agreement, in existence on the date of the indenture.

     "FIXED CHARGES" means, with respect to any specified Person for any period, the sum, without duplication, of:

          (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations and excluding amortization of deferred financing costs; plus

          (2) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

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          (3) any interest expense on Indebtedness of another Person that is
              Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus

          (4) the product of (a) all dividends paid (whether or not in cash), on any series of Disqualified Stock or Designated Preferred Stock of such Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of IASIS (other than Disqualified Stock) or to IASIS or a Restricted Subsidiary of IASIS, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

     "FIXED CHARGE COVERAGE RATIO" means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Fixed Charges of such Person and its Restricted Subsidiaries for such period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees, repays, repurchases or redeems any Indebtedness, other than ordinary working capital borrowings, or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable four-quarter reference period.

     In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

          (1) acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be given pro forma effect as if they had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated on a pro forma basis in accordance with Regulation S-X under the Securities Act, but without giving effect to clause (3) of the proviso set forth in the definition of Consolidated Net Income;

          (2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

          (3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date.

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     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of the indenture.

     "GUARANTEE" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

     "GUARANTORS" means each Restricted Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the indenture and their respective successors and assigns; provided that upon the release of such Subsidiary Guarantee pursuant to the Indenture, such Person shall cease to be a Guarantor.

     "HEDGING OBLIGATIONS" means, with respect to any specified Person, the obligations of such Person under:

          (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

          (2) other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "HOSPITAL" means a hospital, outpatient clinic, long-term care facility, medical office building or other facility, business or other asset that is used or useful in or related to the provision of healthcare services.

     "HOSPITAL SWAP" means an exchange of assets and, to the extent necessary to equalize the value of the assets being exchanged, cash by IASIS or a Restricted Subsidiary for one or more Hospitals and/or one or more Related Businesses or for 100% of the Capital Stock of any Person owning or operating one or more Hospitals and/or one or more Related Businesses, provided that cash does not exceed 20% of the sum of the amount of the cash and the fair market value of the Capital Stock or assets received or given by IASIS or a Restricted Subsidiary in such transaction, unless such excess cash is applied in accordance with the requirements of the third paragraph of the "Asset Sales" covenant.

     "IASIS MERGER" means the merger of Iasis Healthcare, a Tennessee corporation, into IASIS on or prior to the date of the indenture.

     "INDEBTEDNESS" means, without duplication with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of:

          (1) borrowed money;

          (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

          (3) banker's acceptances;

          (4) representing Capital Lease Obligations;

          (5) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

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          (6) representing the net obligations under any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any indebtedness of any other Person.

     The amount of any Indebtedness outstanding as of any date shall be:

          (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; or

          (2) the principal amount thereof in the case of all other
     Indebtedness.

     "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by such Person in other Persons, including Affiliates, in the forms of loans, including Guarantees or other obligations, advances or capital contributions (excluding commission, travel, relocation, payroll, entertainment and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If IASIS or any Subsidiary of IASIS sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of IASIS such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of IASIS, IASIS shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described above under the caption "--Covenants--Restricted Payments." The acquisition by IASIS or any Subsidiary of IASIS of a Person that holds an Investment in a third Person shall be deemed to be an Investment by IASIS or such Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount determined as provided in the final paragraph of the covenant described above under the caption "--Covenants--Restricted Payments." The outstanding amount of any Investment shall be the original cost thereof, reduced by all returns on such Investment (including dividends, interest, distributions, returns of principal and profits on sale).

     "JLL HOSPITAL MERGER" means the merger of JLL Hospital, LLC into IASIS on or prior to the date of the indenture.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and, except in connection with any Qualified Receivables Transaction, any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

     "LIQUIDATED DAMAGES" means all liquidated damages then owing pursuant to
Section 5 of the registration rights agreement.

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     "NET INCOME" means, with respect to any specified Person, the net income
(loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

          (1) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

          (2) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

     "NET PROCEEDS" means the aggregate cash proceeds received by IASIS or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness, other than Indebtedness under a Credit Facility, secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     "NON-RECOURSE DEBT" means Indebtedness:

          (1) as to which neither IASIS nor any of its Restricted Subsidiaries

             (a) provides credit support of any kind, including any undertaking, agreement or instrument that would constitute Indebtedness, other than the pledge of the stock of an Unrestricted Subsidiary; provided that such pledge otherwise constitutes Non-Recourse Debt,

             (b) is directly or indirectly liable as a guarantor or otherwise,
                 or

             (c) constitutes the lender;

          (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness, other than the notes, of IASIS or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

          (3) as to which the lenders of such Indebtedness have been notified in writing or have agreed in writing (in the agreement relating thereto or otherwise) that they will not have any recourse to the stock or assets of IASIS or any of its Restricted Subsidiaries.

     "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "PARACELSUS RECAPITALIZATION" means the recapitalization of IASIS, which at the time of such recapitalization was a wholly owned Subsidiary of Paracelsus Healthcare

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Corporation that owned hospital assets located in Utah, pursuant to the recapitalization agreement, dated as of August 16, 1999.

     "PERMITTED BUSINESS" means any business

        (1) which is the same, similar, ancillary or related to any of the businesses that IASIS and its Restricted Subsidiaries are engaged in on the date of the indenture or

        (2) in the healthcare industry.

     "PERMITTED INVESTMENTS" means:

        (1) any Investment in, including Guarantees of the obligations of, IASIS or a Restricted Subsidiary of IASIS;

        (2) any Investment in Cash Equivalents;

        (3) any Investment by IASIS or any Restricted Subsidiary of IASIS in a Person, if as a result of such Investment:

             (a) such Person becomes a Restricted Subsidiary of IASIS; or

             (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, IASIS or a Restricted Subsidiary of IASIS;

        (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales;"

        (5) any acquisition of assets, including Capital Stock, solely in exchange for the issuance of Equity Interests, other than Disqualified Stock, of IASIS;

        (6) Hedging Obligations;

        (7) loans and advances made to and guarantees provided for the benefit of officers and employees of IASIS and its Restricted Subsidiaries in the ordinary course of business not to exceed $5.0 million in the aggregate at any one time outstanding;

        (8) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business;

        (9) Investments in securities of trade debtors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade debtors or customers;

        (10) obligations of one or more officers or other employees of IASIS or any of its Restricted Subsidiaries in connection with such officer's or employee's acquisition of shares of common stock of IASIS so long as no cash or other assets are paid by IASIS or any of its Restricted Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

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        (11) Investments in any of the notes;

        (12) receivables owing to IASIS or any Restricted Subsidiary created in the ordinary course of business;

        (13) the acquisition by a Receivables Subsidiary in connection with a Qualified Receivables Transaction of Equity Interests of a trust or other Person established by such Receivables Subsidiary to effect such Qualified Receivables Transaction; and any other Investment by IASIS or a Subsidiary of IASIS in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Transaction customary for such transactions;

        (14) Physician Support Obligations;

        (15) in the event IASIS or a Restricted Subsidiary shall establish a Subsidiary for the purpose of insuring the healthcare businesses or facilities owned or operated by IASIS, any Subsidiary, any physician employed by or on the medical staff of any such business or facility (the "Insurance Subsidiary"), Investments in an amount which do not exceed the minimum amount of capital required under the laws of the jurisdiction in which the Insurance Subsidiary is formed, and any Investment by such Insurance Subsidiary which is a legal investment for an insurance company under the laws of the jurisdiction in which the Insurance Subsidiary is formed and made in the ordinary course of business and rated in one of the four highest rating categories;

        (16) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause
             (16) that are at the time outstanding not to exceed an amount equal to the greater of (x) $30.0 million and (y) 3% of Total Assets; and

        (17) Investments in connection with Hospital Swaps.

     "PERMITTED JUNIOR SECURITIES" means debt or equity securities of IASIS or any successor corporation issued pursuant to a plan of reorganization or readjustment of IASIS that are subordinated to the payment of all then outstanding Senior Debt of IASIS at least to the same extent that the notes are subordinated to the payment of all Senior Debt of IASIS on the date of the indenture, so long as:

        (1) the effect of the use of this defined term in the subordination provisions contained in the indenture is not to cause the notes to be treated as part of:

             (a) the same class of claims as the Senior Debt of IASIS; or

             (b) any class of claims equal in ranking with, or senior to, the
                 Senior Debt of IASIS for any payment or distribution in any case or proceeding or similar event relating to the liquidation, insolvency, bankruptcy, dissolution, winding up or reorganization of IASIS; and

        (2) to the extent that any Senior Debt of IASIS outstanding on the date of consummation of any such plan of reorganization or readjustment is not paid in full in cash or Cash Equivalents (other than Cash Equivalents of the type

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            referred to in clauses (3) and (4) of the definition thereof) on such date, either:

             (a) the holders of any such Senior Debt not so paid in full in cash or Cash Equivalents (other than Cash Equivalents of the type referred to in clauses (3) and (4) of the definition thereof) have consented to the terms of such plan of reorganization or readjustment; or

             (b) such holders receive securities which constitute Senior Debt of
                 IASIS (which are guaranteed pursuant to guarantees constituting Senior Debt of each Guarantor) and which have been determined by the relevant court to constitute satisfaction in full in money or money's worth of any Senior Debt of IASIS (and any related Senior Debt of the Guarantors) not paid in full in cash or Cash Equivalents (other than Cash Equivalents of the type referred to in clauses (3) and (4) of the definition thereof).

     "PERMITTED LIENS" means:

        (1) Liens of IASIS and any Guarantor securing Senior Debt that was permitted by the terms of the Indenture to be incurred;

        (2) Liens in favor of IASIS or the Guarantors;

        (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with or is acquired by, IASIS or any Subsidiary of IASIS; provided that such Liens were in existence prior to the contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person merged into, consolidated with or acquired by IASIS or the Subsidiary;

        (4) Liens on property existing at the time of acquisition thereof by IASIS or any Subsidiary of IASIS, provided that such Liens were in existence prior to the contemplation of such acquisition;

        (5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

        (6) Liens to secure Indebtedness, including Capital Lease Obligations, permitted by clause (4) of the second paragraph of the covenant entitled "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock" covering only the assets acquired, constructed or improved with such Indebtedness;

        (7) Liens existing on the date of the indenture;

        (8) Liens for taxes, assessments or governmental charges or claims that
            (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that in the case of clause (b), any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

        (9) Liens incurred in the ordinary course of business of IASIS or any Subsidiary of IASIS with respect to obligations that do not exceed $5.0 million at any one time outstanding;

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        (10) security for the payment of workers' compensation, unemployment insurance, other social security benefits or other insurance-related obligations (including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) entered into in the ordinary course of business;

        (11) deposits or pledges in connection with bids, tenders, leases and contracts (other than contracts for the payment of money) entered into in the ordinary course of business;

        (12) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), none of which interferes in any material respect with the ordinary conduct of the business of IASIS or any of its Subsidiaries or materially impairs the use of any parcel of property;

        (13) deposits or pledges to secure public or statutory obligations, progress payments, surety and appeal bonds or other obligations of like nature incurred in the ordinary course of business;

        (14) survey title exceptions, title defects, encumbrances, easements, reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph or telephone lines and other similar purposes or zoning or other restrictions as to the use of real property not materially interfering with the ordinary conduct of the business of IASIS and its Subsidiaries taken as a whole;

        (15) Liens arising by operation of law in favor of landlords, mechanics, carriers, warehousemen, materialmen, laborers, employees, suppliers or the like, incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

        (16) leases, subleases, licenses or sublicenses to third parties entered into in the ordinary course of business;

        (17) Liens securing any Permitted Refinancing Indebtedness so long as the Lien securing such Permitted Refinancing Indebtedness is limited to all or part of the same property or assets, plus improvements, accessions, proceeds or dividends or distributions in respect thereof, that secured, or under such written arrangements could secure, the original Indebtedness; or incurred in respect of any Indebtedness secured by, or securing any refinancing, refunding, extension, renewal or replacement, in whole or in part, of any other obligation secured by, any other Permitted Liens, provided that any such new Lien is limited to all or part of the same property or assets, plus improvements, accessions, proceeds or dividends or distributions in respect thereof, that secured, or, under the written arrangements under which the original Lien arose could secure, the obligations to which such Liens relate;

        (18) Liens securing Hedging Obligations;

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          (19) Liens arising out of judgments, decrees, orders or awards in respect of which IASIS shall in good faith be prosecuting an appeal or proceedings for review which appeal or proceedings shall not have been finally terminated, or if the period within which such appeal or proceedings may be initiated shall not have expired;

          (20) Liens on Capital Stock of an Unrestricted Subsidiary that secure Indebtedness or other obligation of such Unrestricted Subsidiary; and

          (21) Liens incurred in connection with a Qualified Receivables Transaction (which in the case of IASIS and its Restricted Subsidiaries (other than Receivables Subsidiaries) shall be limited to receivables and related assets referred to in the definition of Qualified Receivables Transaction).

     "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of IASIS or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of IASIS or any of its Restricted Subsidiaries, other than intercompany Indebtedness; provided that:

        (1) the principal amount, or accreted value, if applicable, of such Permitted Refinancing Indebtedness does not exceed the principal amount, or accreted value, if applicable, of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded, plus all accrued interest thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith;

        (2) if such Indebtedness is not Senior Debt, either

             (a) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded or

             (b) all scheduled payments on or in respect of such Permitted
                 Refinancing Indebtedness, other than interest payments, shall be at least 91 days following the final scheduled maturity of the notes; and if such Indebtedness is Senior Debt and has a final stated maturity later than the final stated maturity of the notes, such Permitted Refinancing Indebtedness has a final stated maturity later than the final stated maturity of the notes;

        (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the notes, such Permitted Refinancing Indebtedness is subordinated in right of payment to, the notes on terms at least as favorable to the holders of notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

        (4) such Indebtedness is incurred either by IASIS or any Guarantor or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

     "PHYSICIAN SUPPORT OBLIGATION" means a loan to or on behalf of, or a guarantee of indebtedness of, a physician or healthcare professional providing service to patients in the service area of a Hospital or other health care facility operated by IASIS or any of its Restricted Subsidiaries made or given by IASIS or any Subsidiary of IASIS

             (a) in the ordinary course of its business and

             (b) pursuant to a written agreement having a period not to exceed five years.

     "PRINCIPALS" means Joseph Littlejohn & Levy, Inc. ("JLL"), investment funds managed by JLL, partners of JLL, an entity controlled by any of the foregoing and/or by a trust of the type described hereafter, and/or a trust for the benefit of any of the foregoing.

     "QUALIFIED RECEIVABLES TRANSACTION" means any transaction or series of transactions entered into by IASIS or any of its Subsidiaries pursuant to which IASIS or any of its Subsidiaries sells, conveys or otherwise transfers to:

        (1) a Receivables Subsidiary, in the case of a transfer by IASIS or any of its Subsidiaries, which transfer may be effected through IASIS or one or more Subsidiaries; and

        (2) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable, instruments, chattel paper, general intangibles and similar assets (whether now existing or arising in the future, the "Receivables") of IASIS or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such Receivables, all contracts, contract rights and all guarantees or other obligations in respect of such Receivables, proceeds of such Receivables and any other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions of such type;

provided that a Receivables Subsidiary participating in a Qualified Receivables Transaction shall meet the requirements set forth in the definition of "Receivables Subsidiary."

     "RECAPITALIZATION REFINANCING" means the debt refinancing in connection with the Paracelsus Recapitalization and Tenet Acquisition.

     "RECEIVABLES SUBSIDIARY" means a Subsidiary of IASIS which engages in no activities other than in connection with the financing of accounts receivable and which is designated by the Board of Directors of IASIS (as provided below) as a Receivables Subsidiary (a) no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which:

        (1) is guaranteed by IASIS or any Subsidiary of IASIS, excluding guarantees of Obligations, (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction;

        (2) is recourse to or obligates IASIS or any Subsidiary of IASIS in any way other than pursuant to representations, warranties, covenants and indemnities customarily entered into in connection with a Qualified Receivables Transaction; or

        (3) subjects any property or asset of IASIS or any Subsidiary of IASIS (other than accounts receivable and related assets as provided in the definition of

            "Qualified Receivables Transaction"), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities customarily entered into in connection with a Qualified Receivables Transaction;

(b) with which neither IASIS nor any Subsidiary of IASIS has any material contract, agreement, arrangement or understanding other than on terms no less favorable to IASIS or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of IASIS, other than as may be customary in a Qualified Receivables Transaction including for fees payable in the ordinary course of business in connection with servicing accounts receivable; and (c) with which neither IASIS nor any Subsidiary of IASIS has any obligation to maintain or preserve such Subsidiary's financial condition or cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of IASIS will be evidenced to the trustee by filing with the trustee a certified copy of the resolution of the Board of Directors of IASIS giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

     "REFINANCING DISQUALIFIED STOCK" means any Disqualified Stock of IASIS issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace or refund other Disqualified Stock of IASIS; provided that:

     (1) the amount of such Refinancing Disqualified Stock does not exceed the amount of the Disqualified Stock so extended, refinanced, renewed, replaced or refunded, plus all accrued dividends thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith; and

     (2) either

        (a) such Refinancing Disqualified Stock by its terms, or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise at the option of the holder thereof, in whole or in part, on or later than the final maturity date of, or date that by its terms, or upon the happening of any event, matures, or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise at the option of the holder thereof, in whole or in part, of, the Disqualified Stock being extended, refinanced, renewed, replaced or refunded or

        (b) all scheduled payments on or in respect of such Refinancing Disqualified Stock (other than dividend payments) shall be at least 91 days following the final scheduled maturity of the notes.

     "REFINANCING PREFERRED STOCK" means any preferred stock of IASIS issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace or refund other preferred stock of IASIS; provided that:

     (1) the amount of such Refinancing Preferred Stock does not exceed the amount of the preferred stock so extended, refinanced, renewed, replaced or refunded, plus all accrued dividends thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith; and

     (2) such Refinancing Preferred Stock is not Disqualified Stock.

     "REFINANCING SUBSIDIARY PREFERRED STOCK" means any preferred stock of any Restricted Subsidiary of IASIS issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace or refund other preferred stock of such Restricted Subsidiary; provided that:

     (1) the amount of such Refinancing Subsidiary Preferred Stock does not exceed the amount of the preferred stock so extended, refinanced, renewed, replaced or refunded, plus all accrued dividends thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith; and

     (2) such Refinancing Subsidiary Preferred Stock is not Disqualified Stock.

     "RELATED BUSINESS" means a healthcare business affiliated or associated with a Hospital or any business related or ancillary to the provision of healthcare services or information or the investment in, or the management, leasing or operation of, a Hospital.

     "RELATED PARTY" means:

     (1) any controlling stockholder, 80% (or more) owned Subsidiary, or immediate family member, in the case of an individual, of any Principal; or

     (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of any one or more Principals and/or such other Persons referred to in the immediately preceding clause (1).

     "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks such a representative, then the Representative for such Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Debt in respect of any Designated Senior Debt.

     "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

     "RESTRICTED SUBSIDIARY" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

     "SENIOR DEBT" means:

     (1) all Indebtedness outstanding under all Credit Facilities, all Hedging Obligations (including guarantees thereof) with respect thereto of IASIS and the Guarantors, whether outstanding on the date of the indenture or thereafter incurred;

     (2) any other Indebtedness incurred by IASIS and the Guarantors, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the notes or the Subsidiary Guarantees, as the case may be; and

     (3) all Obligations with respect to the items listed in the preceding clauses (1) and (2) (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law).

     Notwithstanding anything to the contrary in the preceding, Senior Debt will not include:

     (1) any liability for federal, state, local or other taxes owed or owing by IASIS or the Guarantors;

     (2) any Indebtedness of IASIS or any Guarantor to any of its Subsidiaries;

     (3) any trade payables; or

     (4) the portion of any Indebtedness that is incurred in violation of the indenture (but only to the extent so incurred).

     "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the date hereof.

     "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

     "SUBSIDIARY" means, with respect to any specified Person:

     (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

     (2) any partnership

        (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or

        (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "SUBSIDIARY GUARANTEE" means the Guarantee of the notes by a Guarantor.

     "TENET ACQUISITION" means the acquisition of some acute care hospitals located in Arizona, Florida and Texas, from Tenet Healthcare Corporation, by IASIS, pursuant to the asset sale agreement, dated as of August 15, 1999.

     "TOTAL ASSETS" means the total consolidated assets of IASIS and its Restricted Subsidiaries as set forth on the most recent consolidated balance sheet of IASIS and its Restricted Subsidiaries.

     "TRANSACTIONS" means the Paracelsus Recapitalization, the Recapitalization Refinancing, the Tenet Acquisition, the JLL Hospital Merger and the IASIS Merger.

     "UNRESTRICTED SUBSIDIARY" means any Subsidiary of IASIS that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors of IASIS, but only to the extent that such Subsidiary:

     (1) has no Indebtedness other than Non-Recourse Debt;

     (2) is not party to any agreement, contract, arrangement or understanding with IASIS or any Restricted Subsidiary of IASIS unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to IASIS or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of IASIS;

     (3) is a Person with respect to which neither IASIS nor any of its Restricted Subsidiaries has any direct or indirect obligation

        (a) to subscribe for additional Equity Interests or

        (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and

     (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of IASIS or any of its Restricted Subsidiaries;

     except in the case of clause (3) or (4), to the extent

        (a) that IASIS or such Restricted Subsidiary could otherwise provide such a guarantee or incur such Indebtedness (other than as Permitted
            Debt) pursuant to "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock" above and

        (b) the provision of such guarantee and the incurrence of such indebtedness otherwise would be permitted under "--Covenants--Restricted Payments" above.

     Any designation of a Subsidiary of IASIS as an Unrestricted Subsidiary shall be evidenced to the trustee by filing with the trustee a certified copy of the resolution of the Board of Directors of IASIS giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under the caption "--Covenants--Restricted Payments." If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of IASIS as of such date and, if such Indebtedness is not permitted to be incurred as of such date under the covenant described under the caption "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock," IASIS shall be in default of such covenant. The Board of Directors of IASIS may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of IASIS of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (1) such Indebtedness is permitted under the covenant described under the caption "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock," calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and (2) no Default or Event of Default would be in existence following such designation.

     "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

     "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

     (1) the sum of the products obtained by multiplying

        (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by

        (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

     (2) the then outstanding principal amount of such Indebtedness.

                         DESCRIPTION OF PREFERRED STOCK

     Our board of directors is authorized to issue up to 550,000 shares of preferred stock in such series and with such designation and rights as the board determines. In connection with the acquisition of hospitals and related facilities from Tenet Healthcare Corporation, we authorized the issuance of up to 500,000 shares of Series A preferred stock and in connection with the merger we authorized the issuance of up to 50,000 shares of Series B preferred stock. The Series A preferred stock and the Series B preferred stock are identical in all respects, except as provided below. 160,000 shares of Series A preferred stock and 5,311 of Series B preferred stock will be outstanding following the acquisition of hospitals and related facilities from Tenet Healthcare Corporation and the merger. The Series A preferred stock is mandatorily redeemable by us on October 15, 2010 and the Series B preferred stock is mandatorily redeemable by us on October 15, 2020, in each case, for $1,000 per share plus all accrued and unpaid dividends to the redemption date or as soon thereafter as will not be prohibited by our then-existing debt agreements. The preferred stock has a liquidation preference over the common stock equal to the redemption price of $1,000 per share plus all accrued and unpaid dividends. Dividends on the preferred stock are payable when, as and if declared by our board of directors and will accrue at the rate of 16.0% per annum from their date of issuance. No dividends or distributions may be made on the common stock unless and until all accrued and unpaid dividends are first paid to the holders of the preferred stock. Without the consent of the holders of a majority of the outstanding preferred stock, we may not enter into any merger, consolidation or other business combination, unless and until the preferred stock is repurchased for an amount equal to $1,000 per share plus all accrued and unpaid dividends thereon. Except as required by law or as described above, the holders of the preferred stock are not entitled to vote on any matter submitted to a vote of the stockholders. The redemption of, and payment of cash dividends on, the preferred stock is restricted by the terms of our credit facility and the indenture. For a description of the ownership of the preferred stock, see "Stock Ownership" on page 95.

                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives new notes for its own account in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of the new notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new notes received in exchange for old notes where the old notes were acquired as a result of market-making activities or other trading activities. IASIS has agreed that for a period of 180 days after the exchange offer is consummated, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with resales of the new notes. All resales must be made in compliance with state securities or blue sky laws. IASIS assumes no responsibility with regard to compliance with these requirements.

     IASIS will not receive any proceeds from any sale of new notes by broker-dealers. New notes received by broker-dealers for their own account in the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any resale of the new notes may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new notes. Any broker-dealer that resells new notes that were received by it for its own account in the exchange offer and any broker or dealer that participates in a distribution of the new notes may be deemed to be an "underwriter" within the meaning of the Securities Act. Any profit on any resale of new notes and any commissions or concessions received by any persons deemed to be underwriters may be deemed to be underwriting compensation under the Securities Act. The enclosed letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 180 days after the exchange offer is consummated, IASIS will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests these documents from the exchange agent. IASIS has agreed to pay all expenses incident to the exchange offer--other than commissions or concessions of any brokers or dealers--and will indemnify the holders of the new notes (including any broker-dealers) against specific liabilities, including liabilities under the Securities Act.

     This prospectus, as it may be amended or supplemented from time to time, may be used by IASIS in connection with any additional exchange offers. These additional exchange offers may take place from time to time until all outstanding old notes have been exchanged for new notes, subject to the terms and conditions contained in the prospectus and the letter of transmittal distributed by IASIS in connection with these additional exchange offers.

                                 LEGAL MATTERS

     The legality of the new notes being offered by this prospectus will be passed upon for IASIS by Skadden, Arps, Slate, Meagher & Flom LLP.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited the combined financial statements of the Paracelsus Utah Facilities, as of September 30, 1999 and December 31, 1998 and for the nine months ended September 30, 1999 and for each of the two years in the period ended December 31, 1998 as set forth in their report included in this prospectus. We have included the combined financial statements of the Paracelsus Utah Facilities in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

     The combined financial statements of the Tenet hospitals as of May 31, 1999 and 1998, and for each of the years in the three-year period ended May 31, 1999, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IASIS Healthcare Corporation as of September 30, 1999 and 1998 and for the year ended September 30, 1999 and the period from February 23, 1998 (date of inception) through September 30, 1998 as set forth in their report included in this prospectus. We have included the consolidated financial statements of IASIS Healthcare Corporation in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     IASIS and the subsidiary guarantors have filed with the SEC a registration statement on Form S-4 of which this prospectus forms a part, under the Securities Act, in connection with our offering of the new notes. As permitted by the rules and regulations of the SEC, this prospectus does not contain all of the information in the registration statement. You will find additional information about IASIS, the subsidiary guarantors and the new notes in the registration statement. Any statements made in this prospectus concerning the provisions of legal documents are not necessarily complete and you should read the documents that are filed as exhibits to the registration statement.

     As a result of the exchange offer, IASIS will become subject to the informational requirements of the Exchange Act and will file periodic reports, statements and other information with the SEC. We do not expect that the subsidiary guarantors will be subject to the informational requirements of the Exchange Act. You may inspect and copy the registration statement, including exhibits, and, when filed, our periodic reports, statements and other information filed with the SEC at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices located at 7 World Trade Center, New York, New York 10048 and at Citicorp Center, 500 West Madison Street (Suite
1400), Chicago, Illinois 60661. Copies may be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC also maintains a Web site at http://www.sec.gov which will contain, when filed, our reports, statements and other information filed with the SEC.

     If we are not required to be subject to the reporting requirements of the Exchange Act in the future, we will be required under the indenture for the new notes and the old notes to continue to file with the SEC and to furnish to holders of the new notes and the old notes the reports, statements and other information specified in Sections 13 and 15(d) of the Exchange Act, including annual reports containing audited consolidated financial statements of IASIS and quarterly reports containing unaudited condensed consolidated financial data for the first three quarters of each fiscal year.

                     INDEX TO AUDITED FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Paracelsus Utah Facilities (Subsidiaries of Paracelsus
Healthcare Corporation) and Predecessor Companies:
  Report of Independent Auditors............................   F-2
  Combined Balance Sheets as of September 30, 1999 and
     December 31, 1998......................................   F-3
  Combined Statements of Operations and Changes in
     Shareholder's Deficit..................................   F-4
  Combined Statements of Cash Flows.........................   F-5
  Notes to Combined Financial Statements....................   F-6
Tenet Hospitals:
  Independent Auditors' Report..............................  F-20
  Combined Balance Sheets -- May 31, 1999 and 1998..........  F-21
  Combined Statements of Income and Changes in Ownership
     Equity Three years ended May 31, 1999..................  F-22
  Combined Statements of Cash Flows Three years ended May
     31, 1999...............................................  F-23
  Notes to Combined Financial Statements Three years ended
     May 31, 1999...........................................  F-24
IASIS Healthcare Corporation:
  Report of Independent Auditors............................  F-36
  Consolidated Balance Sheets as of September 30, 1999 and
     1998...................................................  F-37
  Consolidated Statements of Operations.....................  F-38
  Consolidated Statements of Changes in Stockholders'
     Equity.................................................  F-39
  Consolidated Statements of Cash Flows.....................  F-40
  Notes to Consolidated Financial Statements................  F-41

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Paracelsus Healthcare Corporation

     We have audited the accompanying combined balance sheets of PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan Valley, Inc., Paracelsus PHC Regional Medical Center, Inc., Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare of Utah, Inc., and PHC/Psychiatric Healthcare Corporation (collectively the "Paracelsus Utah Facilities" or the "Company"), all of which are wholly owned subsidiaries of Paracelsus Healthcare Corporation as of September 30, 1999 and December 31, 1998, and the related combined statements of operations and changes in shareholder's deficit and cash flows for the nine month period ended September 30, 1999, and each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Paracelsus Utah Facilities at September 30, 1999 and December 31, 1998, and the combined results of their operations and their cash flows for the nine month period ended September 30, 1999, and each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP

Houston, Texas
November 12, 1999

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

                            COMBINED BALANCE SHEETS

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                  1999             1998
                                                              -------------    ------------
ASSETS
Current assets:
  Cash and cash equivalents.................................  $         --     $  1,485,222
  Accounts receivable, net of allowance for doubtful
     accounts: 1999 -- $10,850,000; 1998 -- $12,637,000.....    19,673,625       24,730,251
  Supplies..................................................     4,501,201        4,278,132
  Note receivable...........................................     2,125,000               --
  Prepaid expenses and other current assets.................     2,157,706        2,880,353
                                                              ------------     ------------
     Total current assets...................................    28,457,532       33,373,958
Property and equipment:
  Land and improvements.....................................    15,200,127       14,726,526
  Buildings and improvements................................   112,694,063      111,855,814
  Equipment.................................................    65,525,370       62,933,215
  Construction in progress (estimated cost to complete and
     equip after September 30, 1999 -- $5,897,000)..........    10,923,188        1,485,627
                                                              ------------     ------------
                                                               204,342,748      191,001,182
Less: Accumulated depreciation..............................   (67,415,717)     (59,575,856)
                                                              ------------     ------------
                                                               136,927,031      131,425,326
Goodwill and other intangible assets, net of accumulated
  amortization:
  1999 -- $6,521,000; 1998 -- $5,046,000....................    46,987,794       48,459,844
Note receivable.............................................            --        2,000,000
Other assets................................................       886,408        1,059,381
                                                              ------------     ------------
     Total assets...........................................  $213,258,765     $216,318,509
                                                              ============     ============
LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
  Accounts payable..........................................  $ 15,739,117     $ 14,624,350
  Due to government third parties...........................       930,535        1,413,669
  Accrued liabilities:
     Accrued salaries and benefits..........................     5,228,768        3,974,716
     Other..................................................     2,171,204        2,466,492
  Current maturities of capital lease obligations...........       701,217          545,121
                                                              ------------     ------------
     Total current liabilities..............................    24,770,841       23,024,348
Due to Paracelsus...........................................   270,813,584      275,599,990
Capital lease obligations...................................       798,302        1,727,651
Minority interest...........................................     1,460,664        1,600,808
Commitments and contingencies (Note 7)......................            --               --
Shareholder's deficit.......................................   (84,584,626)     (85,634,288)
                                                              ------------     ------------
     Total Liabilities and Shareholder's Deficit............  $213,258,765     $216,318,509
                                                              ============     ============

See accompanying notes.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

     COMBINED STATEMENTS OF OPERATIONS AND CHANGES IN SHAREHOLDER'S DEFICIT

                                                          PARACELSUS UTAH FACILITIES COMBINED
                                             --------------------------------------------------------------
                                                               (UNAUDITED)
                                              NINE MONTHS      NINE MONTHS
                                                 ENDED            ENDED         YEAR ENDED      YEAR ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                 1999             1998             1998            1997
                                             -------------    -------------    ------------    ------------
Net revenue................................  $140,949,655     $137,722,329     $183,111,848    $192,574,770
Costs and expenses:
  Salaries and benefits....................    49,154,953       49,479,811       65,941,842      67,663,759
  Other operating expenses.................    58,846,888       57,097,346       73,950,516      75,434,320
  Provision for bad debts..................     9,979,306        8,072,997       11,727,282      17,020,294
  Interest.................................     7,304,134       13,426,170       17,087,855      22,096,944
  Depreciation and amortization............     9,619,669        8,605,581       11,769,622      11,122,134
  Allocated management fees................     5,135,187        4,940,319        6,587,092       7,518,557
  Unusual items............................            --       (7,500,000)      (7,500,000)    (12,031,000)
                                             ------------     ------------     ------------    ------------
     Total costs and expenses..............   140,040,137      134,122,224      179,564,209     188,825,008
                                             ------------     ------------     ------------    ------------
Income from continuing operations before
  minority interests and income taxes......       909,518        3,600,105        3,547,639       3,749,762
Minority interests.........................      (140,144)          53,607           67,919          23,484
                                             ------------     ------------     ------------    ------------
Income from continuing operations before
  income taxes.............................     1,049,662        3,546,498        3,479,720       3,726,278
Provision for income taxes.................            --               --               --              --
Discontinued operations:
  Income from operations of discontinued
     psychiatric hospitals.................            --               --               --       1,038,306
                                             ------------     ------------     ------------    ------------
Net income.................................     1,049,662        3,546,498        3,479,720       4,764,584
Shareholder's deficit at beginning of
  period...................................   (85,634,288)     (89,114,008)     (89,114,008)    (93,878,592)
                                             ------------     ------------     ------------    ------------
Shareholder's deficit at end of period.....  $(84,584,626)    $(85,567,510)    $(85,634,288)   $(89,114,008)
                                             ============     ============     ============    ============

See accompanying notes.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                PARACELSUS UTAH FACILITIES COMBINED
                                                   --------------------------------------------------------------
                                                                     (UNAUDITED)
                                                    NINE MONTHS      NINE MONTHS
                                                       ENDED            ENDED         YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                       1999             1998             1998            1997
                                                   -------------    -------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.......................................  $  1,049,662      $ 3,546,498     $  3,479,720    $  4,764,584
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization..................     9,619,669        8,605,581       11,769,622      11,122,134
  Unusual items..................................            --       (7,500,000)      (7,500,000)    (12,031,000)
  Minority interests.............................      (140,144)          53,607           67,919          23,484
  Changes in operating assets and liabilities,
     net of the effect of acquisitions:
     Accounts receivable.........................     5,056,626        3,655,102        8,664,594       1,346,012
     Supplies, prepaid expenses and other current
       assets....................................       374,576          293,700           93,951       1,602,868
     Accounts payable and other accrued
       liabilities...............................     1,590,397      (10,681,342)     (10,384,803)    (21,408,034)
                                                   ------------      -----------     ------------    ------------
Net cash provided by (used in) operating
  activities.....................................    17,550,786       (2,026,854)       6,191,003     (14,579,952)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant, and equipment......   (13,476,349)      (2,512,736)      (6,427,458)     (1,897,084)
Increase in minority interests...................            --               --               --       1,509,405
Decrease in other assets.........................            --               --           16,058           3,686
                                                   ------------      -----------     ------------    ------------
Net cash used in investing activities............   (13,476,349)      (2,512,736)      (6,411,400)       (383,993)
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of capital leases........................      (773,253)        (749,827)      (1,210,780)       (438,097)
Net (decrease) increase in due to Paracelsus.....    (4,786,406)       4,845,879       (1,531,680)     15,464,670
                                                   ------------      -----------     ------------    ------------
Net cash provided by (used in) financing
  activities.....................................    (5,559,659)       4,096,052       (2,742,460)     15,026,573
                                                   ------------      -----------     ------------    ------------
(Decrease) increase in cash and cash
  equivalents....................................    (1,485,222)        (443,538)      (2,962,857)         62,628
Cash and cash equivalents at beginning of the
  period.........................................     1,485,222        4,448,079        4,448,079       4,385,451
                                                   ------------      -----------     ------------    ------------
Cash and cash equivalents at end of the period...  $         --      $ 4,004,541     $  1,485,222    $  4,448,079
                                                   ============      ===========     ============    ============

See accompanying notes.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Paracelsus Utah Facilities is comprised of PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan Valley, Inc., Paracelsus PHC Regional Medical Center, Inc., Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare of Utah, Inc., and PHC/Psychiatric Healthcare Corporation (which includes Lakeland Regional Hospital and Crossroads Regional Hospital) (collectively the "Paracelsus Utah Facilities" or the "Company"), each of which is a wholly owned subsidiary of Paracelsus Healthcare Corporation ("Paracelsus").

     The Company, with 515 licensed beds, excluding PHC Regional Hospital and Medical Center, which has been closed since June 1997, provides health care services to patients in and around metropolitan Salt Lake City, Utah. Lakeland Regional Hospital and Crossroads Regional Hospital were sold in 1997 (See Note
4).

BASIS OF COMBINATION

     The combined financial statements include the accounts of the Company and its wholly-owned or majority owned subsidiaries and partnerships, for the nine months ended September 30, 1999, and for the years ended December 31, 1998 and 1997, and have been prepared on the push-down basis of the historical cost of Paracelsus.

     All significant intrafacility accounts and transactions have been eliminated. Minority interests represent income allocated to the minority partners' investment. Investments in affiliates, of which the Company owns more than 20% but not in excess of 50%, are recorded on the equity method.

     The combined financial statements included herein may not necessarily be indicative of the results of operations, financial position, and cash flows of the Company in the future or had the Company operated as a separate and independent company during the periods presented.

     The combined financial statements included herein do not reflect any changes that may occur in the financing and operations of the Company as a result of the Recapitalization (See Note 13).

UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS

     The combined statement of operations and the combined statement of cash flows for the nine months ended September 30, 1998 (interim combined financial statements) have been prepared by the Company's management in accordance with generally accepted accounting principles for interim financial information and with the instructions of Regulation S-X and are unaudited. In the opinion of the Company's management, the interim financial statements include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the interim results.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim combined unaudited financial statements. The interim combined financial statements should be read in conjunction with the audited financial

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

statements appearing herein. The results of the nine months ended September 30, 1998 may not be indicative of operating results for the full respective years.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

     The Company considers highly liquid investments with original maturities of three months or less to be cash equivalents.

SUPPLIES

     Supplies, principally medical supplies, are stated at the lower of cost (first-in, first-out basis) or market.

PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the land improvements (5-25 years), buildings and improvements (5-40 years) and equipment (3-20 years). Leaseholds are amortized on a straight-line basis over the lesser of the terms of the respective leases or their estimated useful lives. Expenditures for renovations and other significant improvements are capitalized; however, maintenance and repairs, which do not improve or extend the useful lives of the respective assets are charged to operations as incurred. Included in property and equipment is capitalized interest expense of $218,000 for the nine month period ended September 30, 1999. Depreciation expense recognized by the Company was approximately $7,863,000, $9,597,000, and $8,874,000 for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill, representing costs in excess of net assets acquired, is amortized on a straight-line basis over a period of 20 to 35 years. Approximately $3,349,000 of the purchase price of certain hospitals was allocated to identifiable intangible assets, including medical records, assembled work force, and manuals (the "other intangible assets"), based upon their fair value as determined by an independent appraiser. The other intangible assets are being amortized over a period of 2 to 10 years. Amortization expense recognized by the Company was approximately $1,757,000, $2,173,000, and $2,248,000 for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company regularly reviews the carrying value of goodwill and other intangible assets in relation to the operating performance and future undiscounted cash flows of the underlying hospitals. The Company records to expense, on a current basis, any diminution in values of goodwill and other intangible assets based on the difference between the sum of the future discounted cash flows and net book value.

SHAREHOLDER'S DEFICIT

     Shareholder's deficit represents the net investment in the Company by Paracelsus. It includes common stock, additional paid-in-capital, and net earnings or losses.

NET REVENUE

     Net revenue includes amounts estimated by management to be reimbursable by Medicare under the Prospective Payment System and by Medicare and Medicaid programs under the provisions of cost-reimbursement and other payment formulas. Payments for services rendered to patients covered by such programs are generally less than billed charges. Deductions from revenue are made to reduce the charges to these patients to estimated receipts based on each program's principles of payment/reimbursement. Final settlements under these programs are subject to administrative review and audit by third parties.

     Approximately 34% of the Company's gross patient revenue for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997 related to services rendered to patients covered by Medicare and Medicaid programs.

     Administrative procedures for both Medicare and Medicaid preclude final determination of retrospective settlements until the related cost reports have been audited and settled by the intermediaries. Settlements under cost reimbursement agreements with third-party payers are estimated and recorded in the period in which the related services are rendered and are adjusted in future periods as final settlements are determined. Final determination of amounts earned under the Medicare and Medicaid programs often occur in subsequent years because of audits by the programs, rights of appeal and the application of numerous technical provisions. In the opinion of the Company's management, adequate provision has been made for any adjustments that may result from such reviews.

     Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrong doing. Compliance with such laws and regulations can be subject to future governmental review and interpretation, as well as significant regulatory action including fines, penalties, and exclusion from the Medicare and Medicaid programs. Noncompliance could result in regulatory action including fines, penalties, and exclusion from the Medicare and Medicaid programs.

     In the ordinary course of business, the Company renders services free of charge to patients who are financially unable to pay for hospital care. The value of these services rendered is not material to the Company's consolidated results of operations for the

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

INCOME TAXES

     Paracelsus files consolidated federal and state income tax returns which include all of its eligible subsidiaries, including the Company. The provisions for income taxes in the combined statements of operations for all periods presented have been computed on a separate return basis (i.e., assuming the Company had not been included in a consolidated income tax return with Paracelsus). All income tax payments are made by the Company through Paracelsus.

     The Company records its income taxes under the liability method. Under this method, deferred income tax assets and liabilities are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Credit Risk

     Financial instruments that potentially subject the Company to concentration of credit risk consist principally of accounts receivable, which consists of amounts owed by various governmental agencies, insurance companies and private patients. Credit risk on accounts receivable is limited because a majority of the receivables are due from governmental agencies, commercial insurance companies and managed care organizations. The Company continually monitors and adjusts its reserves and allowances associated with these receivables.

Fair Value of Financial Instruments

     The estimated fair values of all financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable, approximate their carrying amounts due to the short-term maturity of these instruments.

RECLASSIFICATIONS

     The accompanying 1998 financial statements have been reclassified to conform to the 1999 financial statement presentation. The reclassifications had no impact on net income or shareholder's deficit.

2.  UNUSUAL ITEMS

     During 1998, the Company recorded an unusual gain of approximately $7,500,000 resulting from a settlement with PacifiCare of Utah ("PacifiCare") regarding a dispute over administration of a 1996 capitation agreement. That agreement had resulted in losses to PHC Regional Hospital and Medical Center ("PHC Regional") in 1996 and 1997, and the eventual closure of PHC Regional in June 1997 (See Note 3). On August 20, 1997, PacifiCare and Paracelsus agreed to a specific mechanism to determine amounts owed to

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

each other as the result of amending the agreement effective July 1, 1997. Following the completion of this process in August 1998, the Company recorded a gain of approximately $7,500,000, which represents the excess of the loss contract accrual (see below) over the settlement payment.

     During 1997, the Company recorded an unusual gain totaling approximately $12,000,000, consisting of (i) a reduction of approximately $15,500,000 in the loss contract accrued at PHC Regional based upon the most recent available operating information associated with the 1996 capitation agreement (see below), offset by charges of (ii) approximately $3,500,000 relating to the closure of PHC Regional in June 1997 (See Note 3). The Company had recorded during 1996 an unusual charge of approximately $38,100,000 for a loss contract at PHC Regional. Paracelsus had entered into a capitated contract arrangement in 1996 in connection with its acquisition of PHC Regional. Under the capitated contract, PHC Regional was financially committed to provide healthcare services to members under the contract in return for a fixed premium per member per month. The loss contract charge was based on a study conducted by Paracelsus with the assistance of independent third-party consultants, which projected future healthcare and maintenance costs under the then capitation agreement to exceed future premiums.

3.  ACQUISITIONS AND CLOSURE OF HOSPITALS

ACQUISITIONS

     On August 16, 1996, Paracelsus acquired, among other entities, Salt Lake Regional Medical Center ("Salt Lake"), Jordan Valley Hospital ("Jordan Valley"), Lakeland Regional Hospital ("Lakeland"), and Crossroads Regional Hospital ("Crossroads") through its merger with Champion Healthcare Corporation ("Champion"). The total purchase price, including all costs associated with the merger transaction and liabilities assumed, was approximately $394,400,000. Paracelsus allocated to the Company a purchase price of approximately $138,900,000 associated with the fair value of the assets acquired and liabilities assumed, including goodwill and other intangibles of $42,800,000 of Salt Lake, Jordan Valley, Lakeland, and Crossroads.

     On May 17, 1996, Paracelsus acquired PHC Regional Hospital and Medical Center ("PHC Regional"), including certain current assets, for approximately $71,000,000 in cash which has been allocated to the Company. In connection with the adoption of SFAS No. 121 and the significant operating losses recognized at this facility since its acquisition date, the Company, in conjunction with an independent appraisal, recorded an impairment charge of $52,500,000 on December 31, 1996, for the write down of the long-lived assets of PHC Regional, including initially recorded goodwill of approximately $15,800,000.

     On May 17, 1996, Paracelsus acquired Pioneer Valley Hospital ("Pioneer Valley") and Davis Hospital and Medical Center ("Davis") from Columbia/HCA Healthcare Corporation ("Columbia"). In exchange, Columbia received three acute-care facilities then owned by Paracelsus and $38,500,000 in cash, net of a working capital differential. Paracelsus purchased the real property of two of its facilities from a real estate investment trust ("REIT") prior to exchanging the facilities with Columbia and then sold the Pioneer Valley real property acquired from Columbia to the REIT (See Note 6). Paracelsus allocated to the Company a purchase price of approximately $48,300,000 associated with

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

the fair value of the assets acquired and liabilities assumed, including goodwill of approximately $10,800,000, of Pioneer Valley and Davis.

CLOSURE

     In June 1997, PHC Regional was closed as a result of continuing losses under the capitation agreement with PacifiCare. In August 1997, Paracelsus executed an Amended and Restated Provider Agreement with PacifiCare, retroactive to July 1, 1997, to (i) receive payment for services provided to enrollees on a per diem basis instead of a capitation basis; (ii) revise the contract term from 15 years to 5 years ending in June 2002; (iii) no longer provide exclusive service to enrollees; and (iv) agree on a mechanism to resolve disagreements regarding the administration of the capitation agreement prior to July 1, 1997. Following the completion of this process in August 1998, the Company paid PacifiCare approximately $5,500,000 as a final settlement under the capitation agreement.

4.  DISCONTINUED OPERATIONS

     In April 1997, the Company completed the sale of its two psychiatric hospitals, Lakeland and Crossroads, and received proceeds of approximately $12,700,000 ($10,200,000 in cash and $2,500,000 note receivable) which approximated the carrying value of the net assets. As the Company implemented plans to exit the psychiatric hospital business in September 1996, the net assets of Lakeland and Crossroads were recorded at their estimated net realizable value upon their acquisition as part of the Champion acquisition (See
Note 3). The combined financial statements reflect the results of operations of Lakeland and Crossroads as discontinued operations.

5.  INCOME TAXES

     For the periods presented, federal and state income taxes are provided as if the Company files its own separate income tax returns. The Company uses the liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between financial reporting and tax basis of assets and liabilities, and are measured using enacted rates and laws that will be in effect when differences are expected to reverse.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The provision for income taxes consists of the following:

                                            PARACELSUS UTAH FACILITIES COMBINED
                                       ---------------------------------------------
                                        NINE MONTHS
                                           ENDED         YEAR ENDED      YEAR ENDED
                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                           1999             1998            1997
                                       -------------    ------------    ------------
Continuing operations:
  Current:
     Federal.........................  $         --     $         --    $        --
     State...........................            --               --             --
  Deferred:
     Federal.........................            --               --             --
     State...........................            --               --             --
                                       ------------     ------------    -----------
Total income tax provision
  (benefit)..........................  $         --     $         --    $        --
                                       ============     ============    ===========

     The following table reconciles the differences between the statutory federal income tax rate and the effective tax rate for continuing operations:

                                            PARACELSUS UTAH FACILITIES COMBINED
                                       ---------------------------------------------
                                        NINE MONTHS
                                           ENDED         YEAR ENDED      YEAR ENDED
                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                           1999             1998            1997
                                       -------------    ------------    ------------
Federal statutory rate...............  $    367,000     $  1,218,000    $ 1,304,000
State income taxes...................       106,000          209,000        235,000
Unbenefitted affiliate losses........            --          696,000      4,306,000
Non-deductible goodwill
  amortization.......................       542,000          722,000        636,000
Adjustment to valuation allowance....    (1,015,000)      (2,845,000)    (6,481,000)
                                       ------------     ------------    -----------
Effective income tax rate............  $         --     $         --    $        --
                                       ============     ============    ===========

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The tax effects of temporary differences that give rise to significant portions of the federal and state deferred tax assets and liabilities are comprised of the following:

                                              SEPTEMBER 30, 1999    DECEMBER 31, 1998
                                              ------------------    -----------------
Deferred tax assets:
  Property, plant, and equipment............    $          --         $   1,128,000
  Allowance for bad debts...................        3,811,000             4,495,000
  Accrued expenses..........................        1,005,000             1,005,000
  Net operating losses......................        9,265,000             8,363,000
  Other -- net..............................        5,724,000             5,788,000
                                                -------------         -------------
          Total deferred tax assets.........       19,805,000            20,779,000
Valuation allowance against deferred tax
  assets....................................      (19,764,000)          (20,779,000)
                                                -------------         -------------
     Net deferred tax assets................    $      41,000         $          --
                                                =============         =============
Deferred Tax Liabilities:
  Property, plant and equipment.............    $      41,000         $          --
                                                =============         =============

     For financial reporting purposes, the Company recorded valuation allowances of approximately $19,764,000 and $20,779,000 as of September 30, 1999 and December 31, 1998, respectively, to offset deferred tax assets principally related to the Company's net operating losses, bad debt allowances and other accrued expenses.

     At September 30, 1999, the Company has net operating loss carryforwards of approximately $24,221,000, inclusive of approximately $3,636,000 acquired from Champion in the merger, for U.S. Federal income tax purposes that will expire beginning in 2006. As a result of the change in ownership of the Champion group at August 16, 1996, the Champion net operating losses are also limited under
Section 382 of the Internal Revenue Code.

     At September 30, 1999 the Company had generated approximately $11,964,000 of tax losses which were absorbed by the members of the Paracelsus consolidated group. The Paracelsus group was in a loss position during the period the losses were generated, so the Company has not recognized a tax benefit related to those losses.

     The valuation allowance decreased by approximately $1,016,000 in 1999 and $2,845,000 in 1998. The Company maintains a valuation allowance against deferred tax assets it believes will not be realized.

6.  LEASES

     On May 16, 1996, Pioneer Valley entered into a lease agreement with an unrelated real estate investment trust for the hospital building. The lease agreement terminates on January 31, 2004, unless extended by Pioneer Valley for three consecutive ten-year periods. Under this lease, rent is subject to increases based on patient revenues with minimum annual increases of 2% and a maximum annual rent of approximately $8,914,000. The lease agreement grants Pioneer Valley the option of purchasing the hospital building at any

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

time after the initial lease term at the greater of fair market value or $63,013,000, plus any capital additions paid for by the landlord. Pioneer Valley has agreed to make capital improvements through December 31, 1999 of at least $3,400,000. As of September 30, 1999, approximately $3,111,000 had been expended towards this commitment. In accordance with the lease covenants, Pioneer Valley obtained, through Paracelsus, a yearly renewable standby letter of credit for approximately $7,551,000, all of which is unused as of September 30, 1999.

     The Company leases property and equipment under cancelable and noncancelable leases. Future minimum operating and capital lease payments as of September 30, 1999, including amounts relating to the lease of Pioneer Valley, for the next five years and thereafter are approximately as follows:

                                           CAPITAL       OPERATING
                                            LEASE          LEASE        SUBLEASE
                                           PAYMENTS      PAYMENTS        INCOME
                                          ----------    -----------    ----------
2000....................................  $  788,000    $10,466,000    $  645,000
2001....................................     736,000     10,437,000       645,000
2002....................................      44,000     10,544,000       645,000
2003....................................      32,000     10,497,000       580,000
2004....................................      11,000      4,675,000       489,000
Thereafter..............................          --      5,730,000     2,977,000
                                          ----------    -----------    ----------
          Total minimum future
             payments...................   1,611,000    $52,349,000    $5,981,000
                                                        ===========    ==========
Less amount representing interest.......    (112,000)
                                          ----------
                                           1,499,000
Less current portions...................    (701,000)
                                          ----------
Long-term capital lease obligations.....  $  798,000
                                          ==========

     The following summarized amounts relate to assets leased by the Company under capital leases:

                                                      SEPTEMBER 30,    DECEMBER 31,
                                                          1999             1998
                                                      -------------    ------------
Property, plant, and equipment......................   $2,452,000       $2,375,000
Accumulated depreciation............................     (823,000)        (470,000)
                                                       ----------       ----------
Net book value......................................   $1,629,000       $1,905,000
                                                       ==========       ==========

     Depreciation of assets under capital leases is included in depreciation and amortization in the Combined Statements of Operations.

     Rental expense recognized by the Company was approximately $8,454,000, $11,667,000, and $11,359,000 for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

7.  COMMITMENTS AND CONTINGENCIES

SELF-INSURED LIABILITIES

General and Professional Liability

     The Company is subject to claims and suits in the ordinary course of business, including those arising from care and treatment afforded at its hospitals. Paracelsus assumes the liability for all general and professional liability claims incurred. Accordingly, no reserve for general and professional liability risks is recorded in the accompanying Combined Balance Sheets. Paracelsus is self-insured for the first $1 million per occurrence of general and professional liability claims and $4 million in the aggregate. In addition, Paracelsus has purchased excess insurance coverage up to $50 million in the aggregate from third-party insurance carriers. The cost of general and professional liability coverage is allocated by Paracelsus to the Company based on actuarially determined estimates. The net cost (income) allocated to the Company for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, was approximately $1,333,000, $(45,000), and
$621,000, respectively, net of adjustments allocated for a change in estimate in accordance with actuarial evaluations of approximately $0, $1,170,000, and $524,000, respectively.

Worker's Compensation and Health Insurance

     The Company participates in Paracelsus' self-insured program for workers' compensation and health insurance. Paracelsus assumes the liability for all workers' compensation claims incurred up to $250,000 per claim after which the Company is insured by a commercial insurance carrier. Accordingly, no reserve for workers' compensation risk is recorded in the accompanying Combined Balance Sheets. The cost of workers' compensation coverage is allocated by Paracelsus to the Company based on actuarially determined estimates. The costs of health insurance is allocated by Paracelsus to the Company based upon claims paid on behalf of the Company and an estimate of the total cost of unpaid claims in accordance with an average lag time and past experience. The costs allocated to the Company for these self-insured programs for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, was approximately $3,182,000, $4,491,000, and $3,125,000, respectively.

Other

     The Company has acquired businesses with prior operating histories. Acquired companies may have unknown or contingent liabilities, including liabilities for failure to comply with healthcare laws and regulations, such as billing and reimbursement, fraud and abuse, and similar anti-referral laws. Although the Company institutes policies designed to conform practices to its standards following completion of acquisitions, there can be no assurance that the Company will not become liable for past activities that may later be asserted to be improper by private plaintiffs or government agencies. Although the Company generally seeks to obtain indemnification from prospective sellers covering such matters, there can be no assurance that any such matter will be covered by indemnification, or if covered, that such indemnification will be adequate to cover potential losses and fines.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is subject to claims and legal actions by patients and others in the ordinary course of business. The Company believes that all such claims and actions are either adequately covered by insurance or will not have a material adverse effect on the Company's financial condition, results of operations, or liquidity.

     Certain term loan and revolving loan facilities of Paracelsus are secured in part by the right of lenders to a first priority lien in the real and personal properties of the Company and a first priority interest in the capital stock of the Company (See Note 13).

PHYSICIAN COMMITMENTS

     The Company has committed to provide certain financial assistance pursuant to recruiting agreements with various physicians practicing in the communities it serves. In consideration for a physician relocating to one of its communities and agreeing to engage in private practice for the benefit of the respective community, the Company may loan certain amounts of money to a physician normally over a period of one year to assist in establishing his or her practice. Amounts committed to be advanced approximated $1,300,000 at September 30, 1999. The actual amount of such commitments to be subsequently advanced to physicians often depends upon the financial results of a physician's private practice during the guaranteed period. Generally, amounts advanced under the recruiting agreements may be forgiven pro rata over a period of 24 months contingent upon the physician continuing to practice in the respective community. It is management's opinion that amounts actually advanced and not repaid will not have a material adverse effect on the Company's results of operations or financial position.

8.  EMPLOYEE BENEFITS

     The Company participates in Paracelsus' defined contribution 401(k) retirement plan (the "Plan"). The Plan covers all employees of the Company who have been employed for one year, are at least 21 years of age and work at least 1,000 hours annually. Participants may contribute up to 15% of pretax compensation not to exceed limits established annually by the Internal Revenue Service. Paracelsus matches on behalf of the Company $0.25 for each dollar of employee contributions up to 6% of the employee's gross salary and may make additional discretionary contributions. The employees immediately vest 100% in their own contributions and vesting in the employer portion of contributions occurs gradually after seven years to 100%. The cost allocated to the Company for contributions to the Plan made by Paracelsus on behalf of the Company for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, was approximately $281,000, $417,000, and $430,000, respectively.

9.  DUE TO PARACELSUS

     Due to Paracelsus consists of expenses allocated from Paracelsus to the Company and the net excess of funds transferred to or paid on behalf of the Company, including the initial costs of the hospitals, over funds transferred to the centralized cash management account at Paracelsus. Generally, this balance is increased by automatic cash transfers from the account to reimburse the Company's bank accounts for completed construction project additions, fees and services provided by Paracelsus, and other operating expenses,

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

such as payroll, interest, insurance, and income taxes. Generally, the balance is decreased through daily cash deposits from collections of accounts receivable by the Company to the account. The Company is charged interest on the outstanding amounts due to Paracelsus at various rates. Interest expense charged to the Company related to the net balances due Paracelsus was approximately $7,300,000, $17,000,000, and $22,000,000, for the nine months ended September
30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

Allocated Management Fees

     Paracelsus incurs various corporate general and administrative expenses. These corporate overhead expenses are allocated to the Company based on net revenue. The amounts allocated by Paracelsus are not necessarily indicative of the actual costs which may have been incurred had the Company operated as an entity unaffiliated with Paracelsus; however, in the opinion of Paracelsus management, this allocation method is reasonable.

10.  SALE OF ACCOUNTS RECEIVABLE

     A subsidiary of Paracelsus has an agreement with an unaffiliated trust (the "Trust") to sell the hospital eligible accounts receivable (the "Eligible Receivables") of certain of its subsidiaries, including certain hospitals of the Company, on a nonrecourse basis to the Trust. A special purpose subsidiary of a major lending institution provides up to $65,000,000 in commercial paper financing to the Trust to finance the purchase of the Eligible Receivables, with the Eligible Receivables serving as collateral. The commercial paper notes have a term of not more than 120 days. In 1998, Davis and Jordan Valley were added to the commercial paper financing program and Salt Lake Regional Medical Center was added in 1999. Eligible Receivables sold to the Trust were approximately $11,527,000 and $6,644,000 at September 30, 1999 and December 31, 1998,
respectively.

11.  ALLOWANCE FOR DOUBTFUL ACCOUNTS

     A summary of activity in the Company's allowance for doubtful accounts follows:

                           BALANCES AT     ADDITIONS        ACCOUNTS       BALANCE AT THE
                           BEGINNING OF   CHARGED TO    WRITTEN OFF, NET     END OF THE
                              PERIOD       EXPENSES      OF RECOVERIES         PERIOD
                           ------------   -----------   ----------------   --------------
Allowance for doubtful
  accounts:
  Year ended December 31,
     1997................  $11,556,000    $17,020,000     $ (8,208,000)     $20,368,000
  Year ended December 31,
     1998................   20,368,000     11,727,000      (19,458,000)      12,637,000
  Nine months ended
     September 30,
     1999................   12,637,000      9,979,000      (11,766,000)      10,850,000

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

12.  RECENT PRONOUNCEMENTS

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position ("SOPs") that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to the Company beginning with its fiscal year ended December 31, 1999. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. The Company does not expect the adoption of either of these SOPs to have a material effect on its future results of operations.

     In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), which will require companies to recognize all derivatives on the balance sheet at fair value. SFAS No. 133 is effective for all companies for fiscal years beginning after June 15, 1999. The Company expects SFAS No. 133 to have no impact on the Company's financial position or results of operations.

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating segments in interim financial reports. Management has determined that the Company does not have separately reportable segments as defined under SFAS 131. Rather, the Company's facilities are all similar in their business activities and the economic environments in which they operate. Assessment of performance and corresponding management decisions are based upon individual facility results.

13.  SUBSEQUENT EVENTS

     Effective October 8, 1999, Paracelsus and unrelated third parties recapitalized the Paracelsus Utah Facilities. The recapitalization transaction resulted in Paracelsus retaining a minority interest in a preexisting Paracelsus subsidiary holding the ownership interests in the Paracelsus Utah Facilities, which subsequent to the recapitalization changed its name to IASIS Healthcare Corporation ("IASIS") and changed its fiscal year end to September 30th. IASIS, effective October 15, 1999, acquired ten acute-care hospitals and other related facilities and assets from an unrelated party.

     The following table provides unaudited pro forma operating results as if such transactions had occurred as of January 1, 1999.

                                                       NINE MONTHS
                                                   ENDED SEPTEMBER 30,
                                                          1999
                                                   -------------------
Net revenue......................................     $585,019,000
Net income.......................................     $ 10,407,000

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The summary unaudited pro forma operating results do not purport to be indicative of the results of operations that would have actually been achieved had the pro forma transactions occurred as of the date specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Tenet Healthcare Corporation:

     We have audited the accompanying combined balance sheets of St. Luke's Medical Center, St. Luke's Behavioral Health Center, Mesa General Hospital Medical Center, Tempe St. Luke's Hospital, Health Choice Arizona, Inc., Memorial Hospital of Tampa, Town & Country Hospital, Palms of Pasadena Hospital, Odessa Regional Hospital, Southwest General Hospital, Mid-Jefferson Hospital and Park Place Medical Center including certain medical office buildings and other healthcare businesses related to the operations of these hospitals (collectively the "Tenet Hospitals"), as of May 31, 1999 and 1998, and the related combined statements of income and changes in ownership equity and cash flows for each of the years in the three-year period ended May 31, 1999. These combined financial statements are the responsibility of Tenet Hospitals' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Tenet Hospitals as of May 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended May 31, 1999, in conformity with generally accepted accounting principles.

                                        KPMG LLP

Dallas, Texas
September 20, 1999

                                TENET HOSPITALS

                        COMBINED BALANCE SHEETS (NOTE 1)

                                               AUGUST 31,     MAY 31,     MAY 31,
                                                  1999         1999         1998
                                               -----------   ---------    --------
                                               (UNAUDITED)
In thousands
ASSETS
Current assets:
  Accounts receivable, less allowance for
     doubtful accounts ($14,662 (unaudited)
     at August 31, 1999, $10,152 at May 31,
     1999 and $11,095 at May 31, 1998).......   $ 110,561      112,950     100,345
  Inventories of supplies, at cost...........      15,412       15,154      13,567
  Deferred income taxes......................       5,047        4,159         608
  Prepaid expenses and other current
     assets..................................      12,263       11,996      10,403
                                                ---------    ---------    --------
Total current assets.........................     143,283      144,259     124,923
Other assets.................................       2,981        3,010       2,393
Property and equipment, net..................     283,046      288,419     291,810
Costs in excess of net assets acquired, less
  accumulated amortization ($20,160
  (unaudited) at August 31, 1999, $19,084 at
  May 31, 1999 and $15,444 at May 31,
  1998)......................................     127,272      128,830     132,929
Other intangible assets at cost, less
  accumulated amortization ($581 (unaudited)
  at August 31, 1999, $901 at May 31, 1999
  and $546 at May 31, 1998)..................       3,573        5,079       2,947
                                                ---------    ---------    --------
                                                $ 560,155      569,597     555,002
                                                =========    =========    ========
LIABILITIES AND EQUITY
Current liabilities:
  Current portion of long-term debt..........   $   1,088        1,137         841
  Accounts payable...........................      20,215       19,575      20,029
  Employee compensation and benefits.........      10,002        9,806       9,046
  Medical claims payable.....................      15,442       15,123       7,945
  Other current liabilities..................      18,534       17,669      25,800
                                                ---------    ---------    --------
          Total current liabilities..........      65,281       63,310      63,661
Long-term debt, net of current portion.......       6,619        6,834       7,750
Other long-term liabilities and minority
  interests..................................      17,223       17,671      18,529
Deferred income taxes........................      43,817       43,852      42,105
Commitments and contingencies................
Equity:
  Ownership equity...........................     575,402      570,404     531,807
  Due from affiliate.........................    (148,187)    (132,474)   (108,850)
                                                ---------    ---------    --------
          Total equity.......................     427,215      437,930     422,957
                                                ---------    ---------    --------
                                                $ 560,155      569,597     555,002
                                                =========    =========    ========

See accompanying notes to combined financial statements.

                                TENET HOSPITALS

         COMBINED STATEMENTS OF INCOME AND CHANGES IN OWNERSHIP EQUITY

                              THREE MONTHS   THREE MONTHS
                                 ENDED          ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED
                               AUGUST 31,     AUGUST 31,     MAY 31,       MAY 31,       MAY 31,
                                  1999           1998          1999          1998          1997
                              ------------   ------------   ----------    ----------    ----------
                              (UNAUDITED)    (UNAUDITED)
In thousands
Net patient service
revenues....................    $119,879        114,352       490,256      477,735       476,931
Capitation premiums.........      22,317         19,130        82,250       69,491        63,678
                                --------       --------      --------      -------       -------
    Net operating
       revenues.............     142,196        133,482       572,506      547,226       540,609
Operating expenses:
  Salaries and benefits.....      47,435         47,601       192,573      199,186       195,532
  Supplies..................      20,361         20,170        82,915       81,503        80,407
  Provision for doubtful
    accounts................      11,843          9,936        41,904       37,827        29,404
  Other operating
    expenses................      43,542         39,064       154,959      145,768       141,135
  Depreciation..............       5,198          6,433        21,663       20,279        19,487
  Amortization..............       1,932          1,230         4,975        5,012         5,216
  Merger, impairment and
    restructuring charges...          --             --            --       19,455         3,775
  Overhead allocated from
    affiliate...............       1,880          1,702         7,518       10,641        19,717
                                --------       --------      --------      -------       -------
    Operating income........      10,005          7,346        65,999       27,555        45,936
Interest expense............        (203)          (405)         (996)        (909)       (1,161)
Investment earnings.........          43             30           185          374           138
Interest income (expense) on
  certain due from (to)
  affiliate balances........         370           (161)        1,480         (644)          (13)
Minority interests..........        (205)          (545)       (2,421)      (2,597)       (3,176)
                                --------       --------      --------      -------       -------
    Income before income
       taxes, extraordinary
       charge and cumulative
       effect of accounting
       change...............      10,010          6,265        64,247       23,779        41,724
Taxes on income.............       3,994          2,500        25,650       10,513        17,130
                                --------       --------      --------      -------       -------
    Income before
       extraordinary charge
       and cumulative effect
       of accounting
       change...............       6,016          3,765        38,597       13,266        24,594
Extraordinary charge from
  early extinguishment of
  corporate debt (note
  1h).......................          --             --            --       (6,726)           --
Cumulative effect of
  accounting change.........       1,018             --            --           --            --
                                --------       --------      --------      -------       -------
    Net income..............       4,998          3,765        38,597        6,540        24,594
Ownership equity, beginning
  of period.................     570,404        531,807       531,807      525,267       500,673
                                --------       --------      --------      -------       -------
Ownership equity, end of
  period....................    $575,402        535,572       570,404      531,807       525,267
                                ========       ========      ========      =======       =======

See accompanying notes to combined financial statements.

                                TENET HOSPITALS

                       COMBINED STATEMENTS OF CASH FLOWS

                                              THREE MONTHS   THREE MONTHS
                                                 ENDED          ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               AUGUST 31,     AUGUST 31,     MAY 31,      MAY 31,      MAY 31,
                                                  1999           1998          1999         1998         1997
                                              ------------   ------------   ----------   ----------   ----------
                                              (UNAUDITED)    (UNAUDITED)
In thousands
Cash flows from operating activities:
  Net income................................    $  4,998         3,765       $ 38,597       6,540       24,594
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization...........       7,130         7,663         26,638      25,291       24,703
    Provision for doubtful accounts.........      11,843         9,936         41,904      37,827       29,404
    Deferred income taxes...................        (265)         (451)        (1,804)     (3,634)      (2,238)
    Merger, impairment and restructuring
      charges...............................          --            --             --      19,455        3,775
    Extraordinary charge....................          --            --             --       6,726           --
    Cumulative effect of accounting
      change................................       1,018            --             --          --           --
    Increase (decrease) in cash from changes
      in operating assets and liabilities
      Accounts receivable, net..............      (9,454)       (6,159)       (58,724)    (40,754)     (34,267)
      Inventories, prepaid expenses and
         other current assets...............        (525)         (739)          (648)       (539)       1,553
      Accounts payable and accrued
         expenses...........................       2,369        (4,781)          (547)     19,680       (1,632)
      Net expenditures for merger,
         impairment and restructuring.......        (350)         (350)        (1,400)         --           --
                                                --------        ------       --------     -------      -------
         Net cash provided by operating
           activities.......................      16,764         8,884         44,016      70,592       45,892
                                                --------        ------       --------     -------      -------
Cash flows from investing activities:
  Purchases of property and equipment.......        (598)       (3,070)       (17,280)    (28,055)     (23,481)
  Other items...............................         258           (74)          (680)      3,850           --
                                                --------        ------       --------     -------      -------
         Net cash used in investing
           activities.......................        (340)       (3,144)       (17,960)    (24,205)     (23,481)
                                                --------        ------       --------     -------      -------
Cash flows from financing activities:
  Net payments with affiliate...............     (15,713)       (5,017)       (23,624)    (41,991)     (36,979)
  Principal payments on borrowings..........        (264)          (96)          (667)     (1,934)          --
  Other items...............................        (447)         (627)        (1,765)     (2,462)          --
                                                --------        ------       --------     -------      -------
         Net cash used in financing
           activities.......................     (16,424)       (5,740)       (26,056)    (46,387)     (36,979)
                                                --------        ------       --------     -------      -------
Net decrease in cash and cash equivalents...          --            --             --          --      (14,568)
Cash and cash equivalents, beginning of
  period....................................          --            --             --          --       14,568
                                                --------        ------       --------     -------      -------
Cash and cash equivalents, end of period....    $     --            --             --          --           --
                                                ========        ======       ========     =======      =======
Supplemental disclosures:
  Interest paid, net of amounts
    capitalized.............................         203           405            996         909        1,161
  Taxes received (paid) are made at the
    Parent level

See accompanying notes to combined financial statements.

                                TENET HOSPITALS

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                         THREE YEARS ENDED MAY 31, 1999

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of Business and Basis of Presentation

     On August 15, 1999, Tenet Healthcare Corporation (Tenet) and certain of its wholly-owned subsidiaries entered into an Asset Sale Agreement (Agreement) with JLL Hospital, LLC (JLL), pursuant to which JLL agreed to acquire from Tenet and certain of its subsidiaries substantially all of the property, equipment and lease rights related to the operations of nine acute care hospitals, one specialty hospital and a health maintenance organization (HMO) including certain medical office buildings and other healthcare businesses related to the operations of these hospitals for a purchase price of $405.2 million, subject to certain net working capital and other adjustments at the closing date. In addition, an eleventh hospital contemplated in the Agreement, Odessa Regional Hospital, is owned by Odessa Hospital, Ltd., a partnership that is owned 75% by Tenet Healthcare, Ltd. (a partnership indirectly wholly-owned by Tenet) as general partner and 25% by various physicians as limited partners. Pursuant to the Odessa Partnership Agreement, the limited partners have a right of first refusal with respect to any sale of substantially all the assets of the partnership. In the event the limited partners do not exercise the right of first refusal, Tenet will cause Tenet Healthcare, Ltd. to convey all of its interests in Odessa Hospital, Ltd. to JLL pursuant to the Odessa Asset Sale Agreement and the above purchase price will increase by $42 million, subject to certain net working capital and other adjustments at the closing date. In the event the limited partners exercise the right of first refusal, Tenet will cause Tenet Healthcare, Ltd. to convey all of its interests in Odessa Hospital, Ltd. to the limited partners. The eleven hospitals and the HMO including certain medical office buildings and other healthcare businesses related to the operations of these hospitals are referred to collectively herein as the "Tenet Hospitals".

     The Tenet Hospitals are primarily engaged in the operation of general hospitals and related healthcare facilities and are subject to changes in government legislation that could impact Medicare and Medicaid reimbursement levels and to increased levels of managed care penetration and changes in payor patterns that may impact the level and timing of payments for services rendered.

     The combined financial statements of the Tenet Hospitals include the accounts of the following entities which are ultimately wholly-owned by subsidiaries of Tenet.

St. Luke's Medical Center...................  Phoenix, Arizona           280   beds
St. Luke's Behavioral Health Center.........  Phoenix, Arizona            70   beds
Mesa General Hospital Medical Center........  Mesa, Arizona              143   beds
Tempe St. Luke's Hospital...................  Tempe, Arizona             106   beds
Health Choice Arizona, Inc. (HMO)...........  Phoenix, Arizona            --     --
Memorial Hospital of Tampa..................  Tampa, Florida             174   beds
Town & Country Hospital.....................  Tampa, Florida             201   beds
Palms of Pasadena Hospital..................  St. Petersburg, Florida    307   beds
Odessa Regional Hospital....................  Odessa, Texas              100   beds
Southwest General Hospital..................  San Antonio, Texas         286   beds

                                TENET HOSPITALS

Mid-Jefferson Hospital....................................  Nederland, Texas                  138       beds
Park Place Medical Center.................................  Port Arthur, Texas                244       beds

     At May 31, 1999, the Tenet Hospitals' concentrations of general hospital beds were in Arizona with 29.2%, Florida with 33.3% and Texas with 37.5%. The concentrations of hospital beds in these three states increase the risk that any adverse economic, regulatory or other developments that may occur in such states may adversely affect the Tenet Hospitals' results of operations or financial condition.

     The accompanying combined financial statements reflect the historical accounts of the Tenet Hospitals for years presented which reflect the May 31 fiscal year end of Tenet. The combined financial statements include allocations for certain general and administrative, financial, legal, human resources, information systems and other services from Tenet. The basis for allocations are generally determined on a pro-rata basis utilizing net operating revenues for all of Tenet's hospitals. Such expense allocations to the Tenet Hospitals may not be representative of the costs of such services to be incurred in the future or on a stand alone basis.

     The Tenet Hospitals maintain their books and records on the accrual basis of accounting. All significant transactions and balances resulting from business conducted between the Tenet Hospitals have been eliminated.

(b) Unaudited Interim Combined Financial Statements

     The accompanying unaudited combined balance sheet as of August 31, 1999 and the related unaudited combined statements of income and changes in ownership equity and cash flows for the three months ended August 31, 1999 and 1998 (interim financial statements) of the Tenet Hospitals have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the interim results have been included.

     The interim unaudited combined financial statements should be read in conjunction with the audited May 31, 1999 and 1998 financial statements appearing herein. The results of the three months ended August 31, 1999 may not be indicative of operating results for the full respective year.

     On June 1, 1999, the Tenet Hospitals changed its method of accounting for start-up costs to expense such costs as incurred in accordance with Statement of Position 98-5, published by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The adoption of the Statement resulted in the write-off of previously capitalized start-up costs as of May 31, 1999 in the amount of $1.0 million, net of tax benefit, which amount is shown in the accompanying unaudited combined statements of income and changes in ownership equity as a cumulative effect of an accounting change in the three months ended August 31, 1999.

                                TENET HOSPITALS

(c) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Tenet Hospitals to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

(d) Revenue Recognition

     Net patient service revenues consist primarily of charges that are based on the hospitals' established billing rates less contractual allowances and discounts, principally for patients covered by Medicare, Medicaid and other contractual programs. These allowances and discounts were approximately $761.7 million in 1999, $649.7 million in 1998 and $573.1 million in 1997. Payments under these programs are based on either predetermined rates or the costs of services. Estimates of governmental contractual allowances (Medicare arid Medicaid) are based on historically developed models adjusted for currently effective reimbursement or contract rates, the results of which are adjusted as final settlements of cost reports are reached, and are determined on a hospital-by-hospital year-by-year basis. Final settlements of prior year cost reports resulted in adjustments that increased net patient service revenue by approximately $5.9 million in 1999 and decreased net patient service revenue by approximately $10.4 million and $1.5 million in 1998 and 1997, respectively. Estimates of commercial contractual allowances are based primarily on the terms of the contractual arrangements with commercial payors. Amounts related to settlements are included in accounts receivables in the accompanying balance sheets. Management of the Tenet Hospitals believes that adequate provision has been made for adjustments that may result from final determination of amounts earned under these programs. There are no known material claims, disputes or unsettled matters with third-party payors not adequately provided for in the combined financial statements. Approximately 40%, 47%, and 50% of net operating revenues in 1999, 1998 and 1997, respectively were from the participation of the Tenet Hospitals in Medicare and Medicaid programs.

     The Tenet Hospitals provide care to patients who meet certain financial or economic criteria without charge or at amounts substantially less than its established rates. Because the Tenet Hospitals do not pursue collection of amounts determined to qualify as charity care, they are not reported in the accompanying combined statements of income and changes in ownership equity.

     Health Choice Arizona, Inc. HMO (Health Choice or the Plan) is a prepaid health plan that derives substantially all of its revenue through a contract with the Arizona Health Care Cost Containment System (AHCCCS) to provide specified health services, through contract providers to qualified enrollees. The contract provides for fixed monthly premiums, based on negotiated per capita member rates. Health Choice recently received notification from the state of Arizona making inquiry into a 1999 claim of approximately $3.4 million submitted by the Plan for payment under a certain state program. Discussions between the parties continue with respect to this claim. The ultimate outcome of this matter is not presently determinable. Health Choice management believes their claim, after factoring an appropriate allowance, is recoverable.

                                TENET HOSPITALS

     Capitation premiums received by Health Choice are recognized as revenue in the month that members are entitled to health care services.

     Reinsurance revenue related to Health Choice is stated at the actual (billed) and estimated (unbilled) amounts due to the Plan pursuant to the AHCCCS contract. AHCCCS is required to reimburse Health Choice 75 percent (85 percent for catastrophic cases) of qualified health care costs in excess of applicable reinsurance levels of $5,000 to $35,000 depending on the rate code assigned to the member. Qualified costs must be incurred during the contract year and are the lesser of the amount paid by the Plan or the AHCCCS fee schedule.

(e) Medical Expenses

     Monthly capitation payments made by Health Choice to primary care physicians and other health care providers are expensed in the month services are contracted to be performed. Claims expense for non-capitated arrangements is accrued as services are rendered by hospitals, physicians, and other health care providers during the year. These expenses are approximately $66.9 million, $48.6 million and $41.0 million in 1999, 1998 and 1997, respectively, and are included in other operating expenses in the accompanying statements of income and changes in ownership equity.

     Medical claims payable related to Health Choice include claims received but not paid and an estimate of claims incurred but not reported. Incurred but not reported claims are estimated using a combination of historical claims payment data and known admissions based upon preauthorization logs.

     Contracts between Health Choice and primary care physicians contain preventative health incentive clauses. Incentives, which are based on annual performance, are estimated monthly and recorded in medical claims payable with actual incentives paid semiannually.

(f) Long-Lived Assets

     The Tenet Hospitals use the straight-line method of depreciation for buildings, building improvements and equipment over their estimated useful lives as follows: buildings and improvements--25 to 40 years; equipment--3 to 15 years. Capital leases are recorded at the beginning of the lease term as assets and liabilities at the lower of present value of the minimum lease payments or the fair value of the assets, and such assets, including improvements are amortized over the shorter of the lease term or estimated useful life.

     Costs in excess of the fair value of the net assets of purchased businesses (goodwill) generally are amortized over 20 to 40 years. The straight-line method is used to amortize other intangible assets generally for periods ranging from one to fifteen years.

     Impairment of long-lived assets, including goodwill related to such assets, is recognized whenever events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable from estimated future cash flows. Measurement of the amount of impairment may be based on appraisal, market values of similar assets or estimates of future discounted cash flows resulting from use and ultimate disposition of the asset.

                                TENET HOSPITALS

     The Tenet Hospitals begin the process of determining if their facilities are impaired at each fiscal year-end by reviewing all of the facilities' three-year historical and one-year projected cash flows. Facilities whose cash flows are negative or trending significantly downward on this basis are selected for further impairment analysis. Their future cash flows (undiscounted and without interest charges) are estimated over the expected useful life of the facility and consider patient volumes, changes in payor mix, revenue and expense growth rates and reductions in Medicare payments due to the Balanced Budget Act of 1997 (the "BBA") and other regulatory actions, which assumptions vary by hospital, home health agency and physician practice. The sum of those expected future cash flows is compared to the carrying value of the assets. If the sum of the expected future cash flows is less than the carrying amount of the assets, the Tenet Hospitals recognize an impairment loss.

(g) Equity

     Ownership equity represents Tenet's investment in the net assets of the Tenet Hospitals and is non-interest bearing.

     Due from affiliate includes net intercompany activity with Tenet. Intercompany activity includes advances to the Tenet Hospitals by Tenet for insurance coverage, working capital requirements, other operating expenses, and asset purchases. Additionally, Tenet charged the Tenet Hospitals management fees of approximately $7.5 million, $10.6 million and $19.7 million in 1999, 1998 and 1997, respectively, for general and administrative, financial, legal, human resources, information services and other services. Offsetting these advances and management fees are excess cash amounts Tenet transfers daily from the Tenet Hospitals resulting in a net due from affiliate balance at May 31, 1999 and 1998. Intercompany interest (income) expense was approximately $(1.5) million, $644,000 and $13,000 in 1999, 1998 and 1997, respectively, for the portion of the due to/from affiliate balances subject to interest charges pursuant to Tenet internal policy.

(h) Income Taxes

     Tenet files a federal income tax return and state income tax returns for the respective states in which it does business, which include the operating results of the Tenet Hospitals as appropriate. Tenet allocates taxes to each of the Tenet Hospitals on a separate-return basis whereby current and deferred taxes are allocated to each of the Tenet Hospitals pursuant to the asset and liability method, as if each of the Tenet Hospitals were a separate taxpayer.

(i) Extraordinary Charge

     The approximate $6.7 million extraordinary charge, which is net of tax benefits of approximately $4.2 million, represents the allocation to the Tenet Hospitals of an extraordinary charge recorded by Tenet in fiscal 1998 related to the redemption of certain Tenet senior notes.

(2) MERGER, IMPAIRMENT AND RESTRUCTURING CHARGES

     In the fourth quarter of the year ended May 31, 1998, Tenet Hospitals recorded impairment and restructuring charges of approximately $19.5 million related to the

                                TENET HOSPITALS
anticipated closure of a specialty hospital including lease commitments, demolition and other costs of closure by May 31, 1999. Prior to final closure, Tenet began negotiations with potential buyers for certain Arizona operations, including the specialty hospital. A substantial amount of these charges relate to lease commitments that will result in cash payments over ten years. During the year-end May 31, 1999, approximately $1.4 million in cash payments were the only significant adjustments made related to the 1998 charges. The reserve balances are included in other current liabilities and other long-term liabilities in the accompanying balance sheets. In the third and fourth quarters of the year ended May 31, 1997, certain Tenet Hospitals recorded a charge of approximately $3.8 million primarily relating to costs to conform accounting methodologies used to estimate allowances for doubtful accounts in connection with Tenet's merger with OrNda HealthCorp.

(3) PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and consists of the following (dollars in thousands):

                                                     1999        1998
                                                   ---------    -------
Land.............................................  $  28,029     27,958
Buildings and improvements.......................    219,406    213,810
Construction in progress.........................        519      7,689
Equipment........................................    150,164    130,975
                                                   ---------    -------
                                                     398,118    380,432
Less accumulated depreciation and amortization...   (109,699)   (88,622)
                                                   ---------    -------
     Property and equipment, net.................  $ 288,419    291,810
                                                   =========    =======

(4) OTHER TRANSACTIONS WITH AFFILIATES

     Health Choice remitted fee-for-service payments of approximately $12.6 million in 1999, $14.9 million in 1998 and $13.4 million in 1997 to certain of the Tenet Hospitals which amounts are eliminated in the accompanying combined statements of income and changes in ownership equity.

     Health Choice paid approximately $39.3 million and $7.7 million of sub-capitation fees to First Choice, an organization in which Tenet has significant ownership interest, in 1999 and 1998, respectively (none in 1997). At May 31, 1999 and 1998, Health Choice owed First Choice approximately $4.4 million and $1.5 million, respectively, in sub-capitation fees net of medical claims expense. Additionally, Health Choice received approximately $2.8 million and $534,000 in management fees revenue from First Choice in 1999 and 1998, respectively (none in 1997).

                                TENET HOSPITALS

(5) LONG-TERM DEBT MATURITIES AND LEASE OBLIGATIONS

     Future long-term debt maturities and minimum operating lease payments for the next five years are as follows (dollars in thousands):

                                                                           LATER
                         2000       2001      2002      2003      2004     YEARS
                        -------    ------    ------    ------    ------    ------
Long-term debt........  $ 1,137       753       820       892       971     3,398
Lease obligations.....   13,266    12,955    12,668    12,451    10,617    83,900

     Long-term debt consists of loans payable secured by property and equipment and other unsecured debt with interest rates approximating 8.5%. Rental expense under operating leases, including short-term leases, was approximately $14.1 million in 1999, $18.5 million in 1998 and $20 million in 1997.

(6) PROFESSIONAL AND GENERAL LIABILITY INSURANCE

     In its normal course of business, the Tenet Hospitals are subject to claims and lawsuits relating to patient treatment. The Tenet Hospitals believe that its liability for damages resulting from such claims and lawsuits is adequately covered by insurance or is adequately provided for in its combined financial statements.

     The Tenet Hospitals insure substantially all of its professional and comprehensive general liability risks in excess of self-insured retentions through a majority-owned insurance subsidiary of Tenet. These self-insured retentions currently are $1 million per occurrence and in prior years varied by hospital and by policy period from $500,000 to $3 million per occurrence. A significant portion of these risks is, in turn, reinsured with major independent insurance companies. The Tenet Hospitals are charged an allocation of cost by Tenet for its portion of cost relating to this program. The amount allocated to the Tenet Hospitals for these costs was approximately $1.8 million in fiscal 1999, $3.1 million in fiscal 1998 and $1.6 million in fiscal 1997, which amounts are included in other operating expenses in the accompanying statements of income and changes in ownership equity.

     Health Choice's contract with AHCCS requires the Plan to maintain professional liability insurance, comprehensive general insurance and automobile liability insurance coverage of at least $1 million for each occurrence. During 1999 and 1998 Health Choice was covered under Tenet's umbrella policy.

     A significant portion of these risks is, in turn, reinsured with major independent insurance companies. During 1997, Health Choice maintained an occurrence-based policy with coverages of $3 million per claim and $5 million in the aggregate annually which was applicable to Health Choice individually.

                                TENET HOSPITALS

(7) INCOME TAXES

     Taxes on income from operations consist of the following amounts (dollars in thousands):

                                              1999       1998      1997
                                             -------    ------    ------
Current:
Federal....................................  $24,636    12,695    17,380
  State....................................    2,818     1,452     1,988
                                             -------    ------    ------
                                              27,454    14,147    19,368
                                             -------    ------    ------
Deferred:
  Federal..................................   (1,619)   (3,261)   (2,008)
  State....................................     (185)     (373)     (230)
                                             -------    ------    ------
                                              (1,804)   (3,634)   (2,238)
                                             -------    ------    ------
                                             $25,650    10,513    17,130
                                             =======    ======    ======

     A reconciliation between the amount of reported income tax expense and the amount computed by multiplying income before tax by the statutory Federal income tax rate is shown below (dollars in thousands):

                                        1999                1998               1997
                                  -----------------   ----------------   ----------------
                                  AMOUNT    PERCENT   AMOUNT   PERCENT   AMOUNT   PERCENT
                                  -------   -------   ------   -------   ------   -------
Tax provision at statutory
  federal rates.................  $22,487    35.0%    8,323     35.0%    14,603    35.0%
State income taxes net of
federal income tax benefit......    1,711     2.7%      701      2.9%    1,144      2.7%
Goodwill amortization...........    1,274     1.9%    1,271      5.3%    1,273      3.1%
Other...........................      178     0.3%      218      1.0%      110      0.3%
                                  -------    ----     ------    ----     ------    ----
Taxes on income.................  $25,650    39.9%    10,513    44.2%    17,130    41.1%
                                  =======    ====     ======    ====     ======    ====

                                TENET HOSPITALS

     Deferred tax assets and liabilities as of May 31, 1999 and 1998 relate to the following (dollars in thousands):

                                                    1999                   1998
                                            --------------------   --------------------
                                            ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                            ------   -----------   ------   -----------
Depreciation and fixed asset basis
  differences.............................  $          46,302                 44,487
Receivables -- doubtful accounts and
adjustments...............................   4,312                   585
Accruals for insurance risks..............              1,179                  1,179
Other long-term liabilities...............   1,909                 1,630
Intangible assets.........................                986                  1,054
Other accrued liabilities.................                455                     --
Inventories...............................      23                    20
Other.....................................   2,985                 2,988
                                            ------     ------      -----      ------
                                            $9,229     48,922      5,223      46,720
                                            ======     ======      =====      ======

     Management of the Tenet Hospitals believes that realization of the deferred tax assets is more likely than not to occur as temporary differences reverse against future taxable income. Accordingly, no valuation allowance has been established.

(8) EMPLOYEE BENEFIT PLANS

     Substantially all employees who are employed by the Tenet Hospitals, upon qualification, are eligible to participate in the Tenet defined contribution 401(k) plan. Employees who elect to participate generally make contributions ranging from 1% to 20% of their eligible compensation, and Tenet matches such contributions up to a maximum percentage. Expenses allocated to the Tenet Hospitals during fiscal 1999, 1998 and 1997 for the plan were approximately $2.1 million, $1.9 million and $1.8 million, respectively, and are included in salaries and benefits in the accompanying statements of income.

     The Tenet Hospitals do not provide post-retirement healthcare or life insurance benefits.

(9) DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying values of accounts and notes receivable, current portion of long-term debt, accounts payable and interest payable approximate fair value because of the short maturity of these instruments. The carrying values of investments and other assets and liabilities consisting primarily of long-term notes receivable and long-term debt are not materially different from the estimated fair values of these instruments.

(10) CONTINGENCIES

     Tenet is involved in a lease dispute with the lessor of Mesa General Hospital Medical Center (Mesa General) regarding the calculation of rent escalations under the lease. Currently, the lessor and Tenet are exchanging documentation regarding interpretation of the escalation cause. The ultimate outcome of this dispute is not presently determinable

                                TENET HOSPITALS
and accordingly no adjustments have been made to the accompanying combined financial statements. Pursuant to the Agreement, Tenet has agreed to pay JLL a multiple of incremental annual lease payments that may result from the resolution of this matter, if any. Mesa General continues to make lease payments in accordance with Tenet's interpretation of the lease.

     Pursuant to its contract with the state of Arizona, Health Choice is required annually to provide performance bonds, in an acceptable form, to guarantee performance of the Plan's obligations under its contract. In both 1999 and 1998, the Plan provided approximately $6.7 million related to this commitment in the form of either a letter of credit under a surety bond or a performance bond.

     Future contract awards are contingent upon the continuation of the AHCCCS program by the state of Arizona and the Plan's ability and desire to retain its status as a contractor under the program.

(11) SEGMENT DISCLOSURES

     The Tenet Hospitals have adopted Statement of Financial Accounting standards No. 131 "Disclosures About Segments of an Enterprise and Related Information." The Tenet Hospitals business is providing health care through its acute care hospitals, physician practices, and related health care business. Tenet's chief operating decision maker, as that term is defined in the accounting standard, regularly reviews financial information about each of its hospitals including the Tenet Hospitals' facilities and subsidiaries for assessing performance and allocating resources. Accordingly, the Tenet Hospitals reportable operating segments consist of (1) acute care hospitals, physician practices and related healthcare businesses; collectively, and (2) its HMO, Health Choice.

                                                ACUTE CARE      HMO
THREE MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)   SERVICES     SERVICES     TOTAL
----------------------------------------------  ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $120,766     $    --     $120,766
Capitation premiums...........................         --      22,317       22,317
Revenues between segments.....................       (887)         --         (887)
                                                 --------     -------     --------
  Net operating revenues......................   $119,879     $22,317     $142,196
                                                 ========     =======     ========
Net income....................................   $  4,923     $   813     $  5,736
                                                 ========     =======     ========
Total assets..................................   $504,514     $56,851     $561,365
                                                 ========     =======     ========

                                TENET HOSPITALS

                                                ACUTE CARE      HMO
THREE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)   SERVICES     SERVICES     TOTAL
----------------------------------------------  ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $115,527     $    --     $115,527
Capitation premiums...........................         --      19,130       19,130
Revenues between segments.....................     (1,175)         --       (1,175)
                                                 --------     -------     --------
  Net operating revenues......................   $114,352     $19,130     $133,482
                                                 ========     =======     ========
Net income....................................   $  3,079     $   686     $  3,765
                                                 ========     =======     ========
Total assets..................................   $504,758     $43,575     $548,333
                                                 ========     =======     ========

                                                ACUTE CARE      HMO
1999                                             SERVICES     SERVICES     TOTAL
----                                            ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $502,856     $    --     $502,856
Capitation premiums...........................         --      82,250       82,250
Revenues between segments.....................    (12,600)                 (12,600)
                                                 --------     -------     --------
  Net operating revenues......................   $490,256     $82,250     $572,506
                                                 ========     =======     ========
Net income....................................   $ 34,993     $ 3,604     $ 38,597
                                                 ========     =======     ========
Total assets..................................   $516,380     $53,217     $569,597
                                                 ========     =======     ========

                                                ACUTE CARE      HMO
1998                                             SERVICES     SERVICES     TOTAL
----                                            ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $492,635     $    --     $492,635
Capitation premiums...........................         --      69,491       69,491
Revenues between segments.....................    (14,900)                 (14,900)
                                                 --------     -------     --------
  Net operating revenues......................   $477,735     $69,491     $547,226
                                                 ========     =======     ========
Net income....................................   $  2,855     $ 3,685     $  6,540
                                                 ========     =======     ========
Total assets..................................   $510,633     $44,369     $555,002
                                                 ========     =======     ========

                                TENET HOSPITALS

                                                ACUTE CARE      HMO
1997                                             SERVICES     SERVICES     TOTAL
----                                            ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $490,331     $    --     $490,331
Capitation premiums...........................         --      63,678       63,678
Revenues between segments.....................    (13,400)         --      (13,400)
                                                 --------     -------     --------
  Net operating revenues......................   $476,931     $63,678     $540,609
                                                 ========     =======     ========
Net income....................................   $ 21,885     $ 2,709     $ 24,594
                                                 ========     =======     ========
Total assets..................................   $504,652     $42,024     $546,676
                                                 ========     =======     ========

(12) RECENTLY ISSUED ACCOUNTING STANDARDS

     As of June 1, 1999, the Tenet Hospitals changed their method of accounting for start-up costs in accordance with SOP 98-5, "Reporting on the Costs of Start-up Activities" which requires such costs to be expensed as incurred instead of capitalized and amortized. The change in accounting principle will result in the write-off of the start-up costs (approximately $1.1 million net of tax benefit) capitalized as of May 31, 1999. Previously, the Tenet Hospitals capitalized start-up costs and amortized them over one year.

     SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed and is effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to the Tenet Hospitals beginning June 1, 1999.

     Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133), which is effective for financial statements for fiscal years beginning after June 15, 2000, and which will apply to the Tenet Hospitals beginning June 1, 2001 establishes accounting and reporting standards for derivative instruments and for hedging activities.

     The Tenet Hospitals do not expect the adoption of these new accounting standards and statements of position to have a material effect on their future results of operations.

(13) SUBSEQUENT EVENT

     Effective August 31, 1999, Tenet and certain Tenet subsidiaries entered into a Receivables Sale Agreement pursuant to which those Tenet subsidiaries agreed to sell to Tenet, without recourse, patient related receivables existing on August 31, 1999 as well as receivables generated thereafter. Concurrently, Tenet entered into a Receivables Purchase Agreement with a subsidiary indirectly wholly-owned by Tenet, pursuant to which Tenet agreed to sell to the subsidiary all patient related receivables acquired by Tenet pursuant to the Receivables Sale Agreement. Approximately $95 million of net receivables were sold by the Tenet Hospitals to Tenet on August 31, 1999.

     The patient related receivables sold by the Tenet Hospitals to Tenet on August 31, 1999, were sold at their fair values, which were less than the balances of such receivables on the respective Tenet Hospitals' balance sheets due to the fact that they were discounted to primarily reflect the time value of money.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
IASIS Healthcare Corporation

     We have audited the accompanying consolidated balance sheets of IASIS Healthcare Corporation as of September 30, 1999 and 1998, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended September 30, 1999 and the period from February 23, 1998 (date of inception) to September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IASIS Healthcare Corporation at September 30, 1999 and 1998, and the consolidated results of its operations and its cash flows for the year ended September 30, 1999 and the period from February 23, 1998 (date of inception) to September 30, 1998 in conformity with generally accounting principles.

                                              ERNST & YOUNG LLP

Nashville, Tennessee
December 8, 1999

                          IASIS HEALTHCARE CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                                                                 SEPTEMBER 30
                                                             1999           1998
                                                          -----------    -----------
ASSETS
Current assets:
  Cash and cash equivalents.............................  $   181,083    $   154,687
  Accounts receivable, net of allowances of
     approximately $77,000 in 1999......................      117,833             --
  Prepaid expenses and other current assets.............       21,702         18,187
  Due from physician practice...........................      161,123             --
                                                          -----------    -----------
Total current assets....................................      481,741        172,874
Equipment, net..........................................      203,175         45,670
Construction in progress (estimated cost to complete and
  equip after September 30, 1999 -- $20,600)............       74,364             --
Service agreement rights, net...........................      185,878             --
Other assets............................................       94,273          7,087
                                                          -----------    -----------
          Total assets..................................  $ 1,039,431    $   225,631
                                                          ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable......................................  $   138,076    $    15,500
  Accrued expenses......................................       12,496          4,594
                                                          -----------    -----------
          Total current liabilities.....................      150,572         20,094
Stockholders' equity:
  Common stock, no par value; 75,000,000 shares
     authorized; 1,748,491 and 1,300,000 shares issued
     and outstanding at September 30, 1999 and 1998,
     respectively.......................................      568,505          1,000
  Preferred stock--Series A, convertible, $2.00 par
     value; 1,000,000 shares authorized; 1,000,000
     shares issued and outstanding at September 30, 1999
     and 1998 (liquidation preference amount at
     September 30, 1999 -- $2,300,000)..................    2,000,000      2,000,000
  Preferred stock--Series B, convertible, $2.00 par
     value; 4,000,000 shares authorized; 630,750 shares
     issued and outstanding at September 30, 1999
     (liquidation preference amount at September 30,
     1999 -- $1,261,500)................................    1,261,500             --
  Additional paid-in capital............................       39,800             --
  Stock subscription receivable.........................           --     (1,500,000)
  Receivable from management............................     (109,018)            --
  Accumulated deficit...................................   (2,871,928)      (295,463)
                                                          -----------    -----------
          Total stockholders' equity....................      888,859        205,537
                                                          -----------    -----------
          Total liabilities and stockholders' equity....  $ 1,039,431    $   225,631
                                                          ===========    ===========

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       PERIOD FROM
                                                                      FEBRUARY 23,
                                                                      1998 (DATE OF
                                                      YEAR ENDED      INCEPTION) TO
                                                     SEPTEMBER 31,    SEPTEMBER 30,
                                                         1999             1998
                                                     -------------    -------------
Net service agreement revenue......................   $   702,075       $      --
Other revenue......................................       236,986              --
                                                      -----------       ---------
                                                          939,061              --
Costs and expenses:
  Salaries, wages and benefits.....................     2,273,110         203,802
  Lease expenses...................................       282,000          20,264
  Other operating expenses.........................       771,031          71,440
  Depreciation and amortization....................       199,196           2,645
  Interest income..................................        (9,811)         (2,688)
                                                      -----------       ---------
Total costs and expenses...........................     3,515,526         295,463
                                                      -----------       ---------
Loss before income taxes...........................    (2,576,465)       (295,463)
Income taxes.......................................            --              --
                                                      -----------       ---------
Net loss...........................................   $(2,576,465)      $(295,463)
                                                      ===========       =========

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                                       PREFERRED STOCK         PREFERRED STOCK      ADDITIONAL      STOCK
                                 COMMON STOCK              SERIES A                SERIES B          PAID-IN     SUBSCRIPTION
                              SHARES      AMOUNT     SHARES       AMOUNT     SHARES      AMOUNT      CAPITAL      RECEIVABLE
                             ---------   --------   ---------   ----------   -------   ----------   ----------   ------------
Balance at February 23,
  1998,
  (date of inception)......         --   $     --          --   $       --        --   $       --    $    --     $        --
Issuance of Common Stock...  1,300,000      1,000          --           --        --           --         --              --
  Issuance of Preferred
    Stock..................         --         --   1,000,000    2,000,000        --           --         --      (1,500,000)
  Net loss.................         --         --          --           --        --           --         --              --
                             ---------   --------   ---------   ----------   -------   ----------    -------     -----------
Balance at September 30,
  1998.....................  1,300,000   $  1,000   1,000,000   $2,000,000        --   $       --    $    --     $(1,500,000)
  Issuance of Common
    Stock..................    200,000        154          --           --        --           --         --              --
  Common Stock repurchase..    (35,200)       (30)         --           --        --           --         --              --
  Issuance of Common Stock
    for acquisition........    283,691    567,381          --           --        --           --         --              --
  Issuance of Preferred
    Stock..................         --         --          --           --   630,750    1,261,500         --              --
  Proceeds per subscription
    agreement..............         --         --          --           --        --           --         --       1,500,000
  Stock compensation.......         --         --          --           --        --           --     39,800              --
  Net loss.................         --         --          --           --        --           --         --              --
                             ---------   --------   ---------   ----------   -------   ----------    -------     -----------
Balance at September 30,
  1999.....................  1,748,491   $568,505   1,000,000   $2,000,000   630,750   $1,261,500    $39,800     $        --
                             =========   ========   =========   ==========   =======   ==========    =======     ===========

                              RECEIVABLE
                                 FROM       ACCUMULATED
                              MANAGEMENT      DEFICIT         TOTAL
                             ------------   ------------   -----------
Balance at February 23,
  1998,
  (date of inception)......   $      --     $         --   $        --
Issuance of Common Stock...          --               --         1,000
  Issuance of Preferred
    Stock..................          --               --       500,000
  Net loss.................          --         (295,463)     (295,463)
                              ---------     ------------   -----------
Balance at September 30,
  1998.....................   $      --     $   (295,463)  $   205,537
  Issuance of Common
    Stock..................          --               --           154
  Common Stock repurchase..          --               --           (30)
  Issuance of Common Stock
    for acquisition........          --               --       567,381
  Issuance of Preferred
    Stock..................    (109,018)              --     1,152,482
  Proceeds per subscription
    agreement..............          --               --     1,500,000
  Stock compensation.......          --               --        39,800
  Net loss.................          --       (2,576,465)   (2,576,465)
                              ---------     ------------   -----------
Balance at September 30,
  1999.....................   $(109,018)    $ (2,871,928)  $   888,859
                              =========     ============   ===========

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        PERIOD FROM
                                                                       FEBRUARY 23,
                                                                       1998 (DATE OF
                                                       YEAR ENDED      INCEPTION) TO
                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                          1999             1998
                                                      -------------    -------------
OPERATING ACTIVITIES
Net loss............................................   $(2,576,465)      $(295,463)
Adjustments to reconcile net loss to net cash used
  in operating activities:
  Depreciation and amortization.....................       199,196           2,645
  Stock compensation................................        39,800              --
  Changes in operating assets and liabilities, net
     of effects of acquisition......................
  Accounts receivable...............................        25,260
  Prepaid expenses and other current assets.........        (3,515)        (18,187)
  Accounts payable..................................       122,576          15,500
  Accrued expenses..................................        (2,098)          4,594
  Due from physician practice.......................      (161,123)             --
                                                       -----------       ---------
Net cash used in operating activities...............    (2,356,369)       (290,911)
INVESTING ACTIVITIES
Purchase of physician practice......................       (81,555)             --
Purchases of equipment..............................      (101,100)        (48,315)
Increase in other assets............................       (87,186)         (7,087)
                                                       -----------       ---------
Net cash used in investing activities...............      (269,841)        (55,402)
FINANCING ACTIVITIES
Issuance of Preferred Stock - Series A..............     1,500,000         500,000
Issuance of Preferred Stock - Series B..............     1,152,482
Issuance of Common Stock............................           154           1,000
Repurchase of Common Stock..........................           (30)             --
                                                       -----------       ---------
Net cash provided by financing activities...........     2,652,606         501,000
Net increase in cash and cash equivalents...........        26,396         154,687
Cash and cash equivalents at beginning of period....       154,687              --
                                                       -----------       ---------
Cash and cash equivalents at end of period..........   $   181,083       $ 154,687
                                                       ===========       =========
SUPPLEMENTAL CASH FLOW INFORMATION
Effects of acquisition:
  Fair value of assets acquired.....................   $   658,936       $      --
  Liabilities assumed...............................       (10,000)             --
  Fair value of Common Stock issued for
     acquisition....................................      (567,381)             --
                                                       -----------       ---------
  Cash paid for acquisitions, including transaction
     costs..........................................   $    81,555       $      --
                                                       ===========       =========

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

     IASIS Healthcare Corporation (the "Company"), which was incorporated in the state of Tennessee in February 1998, was formed with the intention of becoming a healthcare delivery company with its core business comprising hospital ownership and operation, syndicated ownership of Company hospitals to physician partners, management and administrative services for affiliated physician practices and IPA wraparound network development and management. As of September 30, 1999, the Company was affiliated with one physician practice operating in Salt Lake City, Utah ("Physician Practice"). The Company provides a facility and equipment as well as administrative and technical support for professional services rendered by the Physician Practice under a long-term service agreement.

PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions are eliminated in consolidation.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents.

ACCOUNTS RECEIVABLE

     Accounts receivable principally represent receivables from patients and other third-party payors for medical services provided by the Physician Practice. Terms of the service agreement requires the Company to purchase receivables generated by the Physician Practice on a monthly basis. Such amounts are recorded net of contractual allowances and estimated bad debts. Accounts receivable are a function of the Physician Practice net revenue rather than the net revenue of the Company.

EQUIPMENT

     Equipment is stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets. The general range of useful lives is 7 years for medical equipment and 3 to 7 years for computer equipment and software and office equipment. Accumulated depreciation at September 30, 1999 and 1998 totaled approximately $57,600 and $2,600, respectively.

SERVICE AGREEMENT RIGHTS

     The Company has entered into a service agreement with the Physician Practice for a period up to 25 years. Upon acquisition of the Physician Practice's assets by the Company, the Physician Practice maintained its separate partnership entity and entered into employment and noncompete agreements with the practicing physicians. Costs of obtaining the service agreement is amortized using the straight-line method over 2 years. The service agreement represents the exclusive right to operate the Physician Practice in affiliation with the related physician group during the term of the agreement. Amounts reported at September 30, 1999 are net of accumulated amortization of approximately $114,200.

                          IASIS HEALTHCARE CORPORATION

     Pursuant to the service agreement, the Company provides the Physician Practice with equipment, supplies, support personnel, and management and financial advisory services. The Physician Practice is responsible for the recruitment and hiring of physicians and all other personnel who provide medical services, and for all issues related to the professional, clinical and ethical aspects of the practice. As part of the agreement, the Physician Practice is required to maintain medical malpractice insurance which names the Company as an additional insured. The Company is also required to maintain general liability insurance and name the Physician Practice as an additional insured. Upon termination of the services agreement, the Physician Practice is required to obtain continuing liability insurance coverage under either a "tail policy" or a "prior acts policy."

     The management fees charged under the service agreement are based on a predetermined percentage of net operating income of the Physician Practice. Management fees are recognized by the Company at the time physician service revenue is accrued by the Physician Practice.

     To the extent that operating results indicate the possibility that the carrying value of service agreement rights has been impaired, the Company would prepare projections of the undiscounted cash flows from operations of the Physician Practice over the remaining amortization period. If the projections indicated that the recorded cost would not be recoverable, such cost amounts would be reduced to estimated fair value.

CAPITAL STOCK

     In August 1998, the Board of Directors approved a 1,300-for-1 Common Stock split effective August 21, 1998. All shares information has been retroactively adjusted as if the stock split occurred at the inception date.

INCOME TAXES

     The Company accounts for income taxes under the liability method. Under this method, deferred tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax laws that will be in effect when the differences are expected to reverse.

STOCK-BASED COMPENSATION

     The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and related interpretations, as permitted under FASB Statement No. 123, "Accounting for Stock-Based Compensation" (FAS 123). Accordingly, the Company recognizes no compensation expense for options granted when the exercise price equals, or is greater than, the market price of the underlying stock on the date of grant.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

                          IASIS HEALTHCARE CORPORATION
liabilities at the dates of the financial statements and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts payable, and due from Physician Practice approximate fair value.

3.  NET SERVICE AGREEMENT REVENUE

     Net service agreement revenue reported by the Company represents Physician Practice net revenue less amounts retained by the Physician Practice. The amounts retained by the Physician Practice represent amounts due to the physicians pursuant to the management service agreement between the Company and the Physician Practice.

     Contractual adjustments represent the difference between amounts billed and amounts reimbursable by commercial insurers and other third-party payors pursuant to their respective contracts with the Physician Practice. The allowance for doubtful accounts represents management's estimate of potential credit issues associated with amounts due from patients, commercial insurers, and other third-party payors. Management does not believe that receivables from these payors represent a significant credit risk.

     Net service agreement revenue consists approximately of the following:

                                                             YEAR ENDED
                                                            SEPTEMBER 30,
                                                                1999
                                                            -------------
Gross Physician Practice revenue..........................   $1,692,000
Contractual adjustments and bad debt expense..............      691,000
                                                             ----------
Physician Practice net revenue............................    1,001,000
Less: Amounts retained by the Physician Practice..........      299,000
                                                             ----------
Net service agreement revenue.............................   $  702,000
                                                             ==========

     The Company's affiliated Physician Practice derives approximately 45% of their aggregate Physician Practice net revenue from services provided under the Medicare program for the year ended September 30, 1999. In addition, the Medicare program comprises approximately 45% of accounts receivable of the Physician Practice at September 30, 1999. Other than the Medicare program, the Physician Practice has no payors which represent more than 10% of Physician Practice net revenue or 10% of accounts receivable at September 30, 1999.

4.  AFFILIATION AND ACQUISITION

     On November 30, 1998, the Company acquired the net assets of a physician practice located in Salt Lake City, Utah ("Physician Practice") in exchange for 283,691 shares of Common Stock valued by the Company at approximately $567,381, cash of $30,829, and the assumption of approximately $10,000 in liabilities. In addition, the Company paid $50,726 in acquisition costs related to the purchase of the Physician Practice.

                          IASIS HEALTHCARE CORPORATION

     Simultaneous with the acquisition, the Company entered into a long-term service agreement with the Physician Practice. The acquisition of the Physician Practice was accounted for as a purchase, and the accompanying consolidated financial statements include the results of its operations from the effective date of the service agreement, which was November 1, 1998.

     The fair value of assets acquired, liabilities assumed and Common Stock issued as a result of the acquisition consisted approximately of the following:

Accounts receivable.........................................  $143,093
Leasehold improvements and equipment........................   185,762
Service agreements rights...................................   330,081
Other accrued expenses......................................   (10,000)
Common Stock issued for acquisition.........................  (567,381)
                                                              --------
Cash paid for acquisitions, including transaction costs.....  $ 81,555
                                                              ========

5.  CAPITALIZATION

     The authorized stock of the Company consists of 75,000,000 shares of Common Stock, no par value, and 25,000,000 shares of preferred stock of which 1,000,000 shares are designated as Series A Convertible Preferred Stock and 4,000,000 shares are designated as Series B Convertible Preferred Stock.

COMMON STOCK

     Holders of each share of Common Stock outstanding are entitled to one vote for each such share on each matter to be decided by the shareholders. Cumulative voting for directors is not permitted, which means that the holders of more than 50% of the shares of Common Stock and preferred stock can elect all of the directors. The Common Stock has no redemption provisions, and the holders thereof have no preemptive rights. Holders of the Common Stock are entitled to receive ratably such dividends, if any, as the Board of Directors may declare from time to time out of funds legally available therefor, subject to the prior rights of holders of preferred stock. Upon any liquidation of the Company, after payment or provision for payment of all of the Company's debts and obligations and subject to the rights of holders of preferred stock, the holders of the Common Stock are entitled to share ratably in any of the Company's remaining assets. The outstanding shares of Common Stock are fully paid and non-assessable.

PREFERRED STOCK

     Preferred stock may be issued by the Board of Directors from time to time, without prior shareholder approval, in one or more series, and the Board of Directors may fix and determine as to any series any and all of the relative rights and preferences of shares in such series, including, without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, voting rights, dividend rights and preferences in liquidation.

                          IASIS HEALTHCARE CORPORATION

Series A Preferred Shares

     The Board has designated 1,000,000 shares of preferred stock as Series A Convertible Preferred Stock (the "Series A Preferred Shares"), par value of $2.00 per share, all of which was sold in September 1998 to one venture capital investor pursuant to the terms of a Preferred Share Purchase Agreement with the Company for $500,000 cash and a subscription note receivable of $1,500,000 bearing interest at an annual rate of 5.42%. The subscription note receivable was paid in 1999. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Shares are entitled to receive, in preference to the holders of Common Stock and any other series of preferred stock, an amount equal to $2.00 per share (subject to equitable adjustment for stock splits, combinations and similar transactions) plus 15% per annum thereon, plus any declared but unpaid dividends (the "Series A Liquidation Preference"), before any funds that would be otherwise distributable to holders of Common Stock or any other series of preferred stock.

     The Series A Preferred Shares will be convertible, from time to time, at the option of the holders, into Common Stock at an initial conversion price of $2.00 per share and will automatically so convert upon the earlier of (i) the closing of an underwritten initial registered public offering of Common Stock by the Company at a price of at least $4.00 per share (adjusted as required to reflect changes in the conversion price for the Series A Preferred Shares, stock splits, stock dividends, stock combinations and other similar events) resulting in net proceeds to the Company of at least $25 million, (ii) the Company's achievement of annual cash flow from operations in excess of $15 million, as reflected on the Company's audited annual financial statements, or (iii) the approval of a Qualifying Sale by the Board of Directors of the Company.

     In the event of any subsequent issuance of capital shares by the Company at a purchase price of less than the then current conversion price for the Series A Preferred Shares, the conversion price of the Series A Preferred Shares will be automatically reset to half of the purchase price of the subsequent financing. In the event of an initial public offering of equity securities by the Company at a price below $4.00 per share, the Company will automatically reset either the conversion price or the conversion ratio of the Series A Preferred Shares as though the price of the equity securities sold in the public offering had been sold at a price of $4.00 per share.

     The holders of the Series A Preferred Shares shall be entitled to vote upon any matter submitted to the stockholders for a vote on the basis of one vote per share of Common Stock into which the Series A Preferred Shares are convertible.

     No dividends may be paid on the Common Stock or any other series of preferred stock, without the approval of the holders of 66 2/3% of the Series A Preferred Shares, until the holders of the Series A Preferred Shares have received full payment of the Series A Liquidation Preference on a cumulative basis, after which the holders of Series A Preferred Shares will participate in any such dividends as though the Series A Preferred Shares had been converted into Common Stock.

Series B Preferred Shares

     The Board has designated 4,000,000 shares of preferred stock as Series B Convertible Preferred Stock (the "Series B Preferred Shares") par value of $2.00 per share. During

                          IASIS HEALTHCARE CORPORATION

1999, 630,750 Series B Preferred Shares were issued for $1,152,482 cash and notes receivable from certain members of management with a combined outstanding balance of $109,018 at September 30, 1999. The notes receivable from management are to be reimbursed through salary deferrals over varying periods ending no later than December 31, 1999 for each of the respective members of management and bear interest at an annual rate of 6%. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Shares are entitled to receive, after payment of the Series A Liquidation Preference to the holders of the Series A Preferred Shares and in preference to the holders of Common Stock, an amount equal to $2.00 per share (subject to equitable adjustment for stock splits, combinations and similar transactions) plus any declared but unpaid dividends (the "Series B Liquidation Preference"), before any funds that would be otherwise distributable to holders of Common Stock.

     The Series B Preferred Shares will be convertible, from time to time, at the option of the holders, into Common Stock at an initial conversion price of $2.00 per share and will automatically so convert upon the earlier of (i) the closing of an underwritten initial registered public offering of Common Stock by the Company at a price of at least $4.00 per share (adjusted as required to reflect changes in the conversion price for the Series B Preferred Shares, stock splits, stock dividends, stock combinations and other similar events) resulting in net proceeds to the Company of at least $25 million, (ii) the Company's achievement of annual cash flow from operations in excess of $15 million, as reflected on the Company's audited annual financial statements, or (iii) the approval of a Qualifying Sale by the Board of Directors of the Company.

     In the event of any subsequent issuance of capital shares by the Company at a purchase price of less than the then current conversion price for the Series B Preferred Shares, the conversion price of the Series B Preferred Shares will be automatically reset on a weighted average basis, based on the purchase price of the subsequent financing and the number of shares issued in the subsequent financing.

     The holders of the Series B Preferred Shares shall be entitled to vote upon any matter submitted to the stockholders for a vote on the basis of one vote per share of Common Stock into which the Series B Preferred Shares are convertible.

     No dividends may be paid on the Common Stock, without the approval of the holders of 66 2/3% of the Series B Preferred Shares, until the holders of the Series B Preferred Shares have received full payment of the Series B Liquidation Preference on a cumulative basis, after which the holders of Series B Preferred Shares will participate in any such dividends as though the Series B Preferred Shares had been converted into Common Stock.

     The Company has the right of first refusal, and to other shareholders holding at least 2% of the outstanding stock of the Company the right of second refusal, to repurchase Series B Preferred Shares from investors upon any attempt by an investor to transfer Series B Preferred Shares.

     Series B Preferred Shares have registration rights entitling them to unlimited piggyback rights, along with the holders of Series A Preferred Shares.

                          IASIS HEALTHCARE CORPORATION

6.  INCOME TAXES

     The reconciliation of income tax attributable to continuing operations computed at the U.S. federal statutory tax rates to income tax expense is:

                                                           1999         1998
                                                         ---------    ---------
Tax at U.S. statutory rates............................  $(875,998)   $(100,457)
State income taxes, net of federal tax benefit.........   (102,999)     (11,796)
Change in valuation allowance..........................    979,508      112,064
Other..................................................       (511)         189
                                                         ---------    ---------
                                                         $      --    $      --
                                                         =========    =========

     Deferred federal and state income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                           1999          1998
                                                        -----------    ---------
Accumulated depreciation..............................  $     7,744    $  (1,259)
Service agreement rights..............................       47,480           --
Allowances on accounts receivable.....................       29,349           --
Net operating loss carryforwards......................      917,334       14,505
Start-up costs........................................       89,665       98,818
                                                        -----------    ---------
Total deferred tax assets.............................    1,091,572      112,064
Valuation allowance...................................   (1,091,572)    (112,064)
                                                        -----------    ---------
Net deferred tax assets...............................  $        --    $      --
                                                        ===========    =========

     The Company has established a valuation allowance for deferred tax assets at September 30, 1999 and 1998 due to the uncertainty of realizing these assets in the future. The valuation allowance increased $979,508 during 1999. At September 30, 1999, the Company has federal net operating loss carryforwards of $2,414,038 that will expire in 2019.

7.  COMMITMENTS AND CONTINGENCIES

INSURANCE

     The Company and its affiliated Physician Practice are insured with respect to medical malpractice risks on a claims-made basis at the Physician Practice level. It is the Company's policy that provision for estimated premium adjustments to medical professional liability costs be made for asserted and unasserted claims and based upon experience. Provision for such professional liability claims includes estimates of the ultimate costs of such claims. To date, the Company's experience with such claims has not been significant. Accordingly, no such provision has been made. Management is not aware

                          IASIS HEALTHCARE CORPORATION
of any claims against it or its affiliated Physician Practice which might have a material impact on the Company's financial position.

EMPLOYMENT AGREEMENTS

     Certain members of management have entered into employment agreements (the "Agreements") with the Company. The Agreements provide for base salaries, subject to annual adjustments by the Board of Directors, as well as participation in any bonus programs adopted by the Company. As of September 30, 1999, the Company has not adopted any such bonus programs.

     The Agreements have an initial term of one to two years and automatically extend for successive one-year periods unless 60 days notice is given by either the Company or the employee. The Agreements may be terminated prior to that time for cause, without notice, under certain events by the employee specified in the Agreements. In the event the employee is terminated for cause, the Company has no further obligation to make any payments to the employee.

     In the event that the Company terminates the employment of the employee without cause, or the employee elects to resign and terminate the employment agreement upon the occurrence of a change in control (as defined in the Agreement), then, in addition to all accrued but unpaid compensation earned to the effective date of such termination, the Company shall pay to the employee a severance benefit in an amount equal to a multiple of the then current base salary (currently ranging from one to five times), and any stock options held by the employee pursuant to any qualified or nonqualified Company option plan shall immediately vest and become exercisable.

     In the event that the employee resigns prior to the expiration of, or becomes disabled or dies during the stated or extended term of the Agreement, the Company shall, as applicable, pay to the employee or his estate all accrued but unpaid compensation earned to the date of resignation or death. The Agreement otherwise shall terminate in all respects.

EMPLOYEE STOCK PURCHASE AGREEMENTS

     The outstanding shares of Common Stock were issued to certain members of Company management and directors under stock purchase agreements (the "Stock Purchase Agreements"). The shares of Common Stock purchased by Company management vest ratably over 60 months. Additionally, all Stock Purchase Agreements have certain restrictions, including, but not limited to, transferability of the stock.

                          IASIS HEALTHCARE CORPORATION

OPERATING LEASES

     Minimum rental commitments under operating leases having an initial or remaining noncancelable term of more than one year are approximately as follows:

2000.............................................    $  887,000
2001.............................................       887,000
2002.............................................       887,000
2003.............................................       735,000
2004.............................................       389,000
Thereafter.......................................            --
                                                     ----------
                                                     $3,785,000
                                                     ==========

     Total rent expense related to operating leases amounted to $282,000 and approximately $20,000 for the period ended September 30, 1999 and 1998, respectively, which include amounts related to general corporate expenses.

     Future payments under operating leases include total commitments of approximately $3,785,000 to be reduced by amounts reimbursable under the service agreement of approximately $318,000. In the event of termination of the service agreement, any related lease obligations are also terminated.

HEALTHCARE REGULATION

Current Operations

     Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquires have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties, and exclusion from the Medicare and Medicaid programs.

Acquired Practices

     The Company has acquired and will likely continue to acquire the net assets of practices and other companies with prior operating histories. Acquired practices and companies may have unknown or contingent liabilities for failure to comply with healthcare laws and regulations, such as billing and reimbursement, fraud and abuse and similar anti-referral laws. Although the Company attempts to assure itself that no such liabilities exist and obtains indemnification from prospective sellers covering such matters, there can be no assurance that any such matter will be covered by indemnification or, if covered, that the liability sustained will not exceed contractual limits or the financial capacity of the indemnifying party.

                          IASIS HEALTHCARE CORPORATION

8.  STOCK OPTION PLANS

     During 1998, the Company adopted the 1998 Stock and Incentive Plan ("the 1998 Stock Plan"). Under the 1998 Stock Plan, options to purchase a total of 1,750,000 shares of Common Stock were reserved for grant to eligible employees and other key persons. The options vest over a five-year period and have a term of ten years from the date of issuance.

     On August 1, 1998, 972,000 qualified stock options were granted under the 1998 Stock Plan. These option grants were subsequently approved by the Board of Directors of the Company in November 1998. An additional 150,000 qualified stock options were granted on February 19, 1999. If there is a Change in Control (as defined in the 1998 Stock Option Plan) of the Company, each outstanding option shall become fully vested on the day before the Change in Control occurs.

     Options may be exercised by payment of the option exercise price in either cash or by tender of shares of Company Common Stock previously owned by the optionee having a fair market value on the date of exercise equal to the option price, provided, however, that the optionee shall not be entitled to tender shares of Company Common Stock pursuant to successive, substantially simultaneous exercises of options issued under the 1998 Stock Plan or any other stock option plan of the Company. The optionee may also exercise the options by delivering a notice of exercise of the options and by simultaneously selling shares of the option stock thereby acquired pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the exercise price.

     Since the exercise price of the ISO options granted in 1999 was below the fair value of the Company's Common Stock on the date of grant, the Company recorded $39,800 of noncash stock option compensation for the year ended September 30, 1999, with an offsetting increase to additional paid-in capital. The total excess of fair value over exercise price at the date of grant for all options granted was $298,500, which is being amortized over the vesting period.

     The following is a summary of option transactions during the year ended September 30, 1999 and the period from February 28, 1998 through September 30, 1998.

                                             1998         EXERCISE        WEIGHTED
                                          OPTION PLAN    PRICE RANGE    AVERAGE PRICE
                                          -----------    -----------    -------------
Balance at February 23, 1998............          --       $   --          $   --
  Granted...............................     972,000         0.01            0.01
                                           ---------       ------          ------
Balance at September 30, 1998...........     972,000       $ 0.01          $ 0.01
                                           ---------       ------          ------
  Granted...............................     150,000       $ 0.01          $ 0.01
                                           =========       ======          ======
Balance at September 30, 1999...........   1,122,000       $ 0.01          $ 0.01
                                           =========       ======          ======

                          IASIS HEALTHCARE CORPORATION

                                                             1999        1998
                                                           --------    --------
Weighted average fair value for options granted during
  the period.............................................  $   1.99    $    .01
Options exercisable......................................   194,400          --
Options available for grant..............................   628,000     778,000

     The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, in accounting for stock-based compensation and, accordingly no compensation cost has been recognized for grants of stock options in the financial statements. Pro forma information regarding net income is required by Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, and has been determined as if the Company had accounted for its stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using the Minimum Value option pricing model with the following weighted average assumptions: risk-free interest rate of 6.00%; dividend yield of 0%; and expected life of the options of five years.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                     1999         1998
                                                  ----------    --------
Net loss......................................
  As reported.................................    $2,576,465    $295,463
  Pro forma...................................    $2,581,259    $295,488

     The effects of applying SFAS No. 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net income for future years, because options vest over several years and additional grants generally are made each year. The weighted-average remaining contractual life of those options outstanding at September 30, 1999 is 8 years.

9.  RECENT PRONOUNCEMENTS

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position ("SOPs") that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to the Company beginning with its fiscal year ended September 30, 2000. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. The Company does not expect the adoption of either of these SOPs to have a material effect on its future results of operations.

     In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging

                          IASIS HEALTHCARE CORPORATION

Activities ("SFAS 133"), which will require companies to recognize all derivatives on the balance sheet at fair value. SFAS No. 133 is effective for all companies for fiscal years beginning after June 15, 1999. The Company expects SFAS No. 133 to have no impact on the Company's financial position or results of operations.

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating segments in interim financial reports. Management has determined that the Company, whose operations are comprised entirely of providing administrative and technical support to physician practices, does not have separately reportable segments as defined under SFAS 131.

10.  SUBSEQUENT EVENTS

     On October 15, 1999, the Company was merged with and into a subsidiary of an unrelated healthcare company which then changed its name to IASIS Healthcare Corporation.

------------------------------------------------------
------------------------------------------------------

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. YOU MUST NOT RELY ON UNAUTHORIZED INFORMATION. THIS PROSPECTUS DOES NOT OFFER TO SELL OR BUY ANY SECURITIES IN ANY JURISDICTION WHERE IT IS UNLAWFUL. THE INFORMATION IN THIS
PROSPECTUS IS CURRENT AS OF [            ].

                            ------------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Prospectus Summary....................    1
Risk Factors..........................   12
Use of Proceeds.......................   26
The Exchange Offer....................   27
Certain United States Federal Income
  Tax Consequences....................   36
The Transactions......................   41
Capitalization........................   44
Summary Unaudited Pro Forma Combined
  Financial Information...............   45
Selected Historical Financial
  Information.........................   57
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................   63
Business..............................   72
Management............................   91
Stock Ownership.......................   95
Certain Relationships and Related
  Transactions........................   97
Description of Credit Facility........   99
Description of Notes..................  101
Description of Preferred Stock........  156
Plan of Distribution..................  156
Legal Matters.........................  157
Experts...............................  157
Available Information.................  158
Index to Financial Statements.........  F-1

                     DEALER PROSPECTUS DELIVERY REQUIREMENT

UNTIL           , [90 DAYS AFTER EFFECTIVE DATE] ALL DEALERS THAT EFFECT
TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------

                                  $230,000,000

                                IASIS HEALTHCARE
                                  CORPORATION
                            13% SENIOR SUBORDINATED
                            EXCHANGE NOTES DUE 2009
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                                [             ]
------------------------------------------------------
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

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation) or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. A corporation may indemnify against expenses, (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation to procure a judgment in its favor, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such action or suit was brought, shall determine upon application that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 provides that, to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Amended and Restated Certificate of Incorporation and By-Laws of IASIS and each of the By-Laws of Baptist Joint Venture Holdings, Inc., Beaumont Hospital Holdings, Inc., Biltmore Surgery Center Holdings, Inc., CliniCare of Utah, Inc., Davis Hospital & Medical Center, Inc., Davis Surgical Center Holdings, Inc., First Choice Physicians Network Holdings, Inc., Health Choice Arizona, Inc., IASIS Healthcare Holdings, Inc., IASIS Management Company, Jordan Valley Hospital, Inc., Metro Ambulatory Surgery Center, Inc., Pioneer Valley Health Plan, Inc., Pioneer Valley Hospital, Inc., Rocky Mountain Medical Center, Inc., Salt Lake Regional Medical Center, Inc., Sandy City Holdings, Inc., Southridge Plaza Holdings, Inc. and SSJ St. Petersburg Holdings, Inc., (collectively, the "Delaware Subsidiary Guarantors") provide for indemnification by IASIS and each of the Delaware Subsidiary Guarantors of each of their respective directors and officers to the fullest extent permitted by the DGCL and such right to indemnification shall continue as to a person who has ceased to be a director or officer of IASIS or of each of the Delaware Subsidiary Guarantors, as the case may be, and shall inure to the benefit of his or her heirs, executors and administrators. IASIS' and each of the Delaware Subsidiary Guarantors' By-Laws provide that every person will be indemnified against any expenses (including attorneys' fees), judgments, fines, amounts paid in settlement actually and reasonably incurred on such actions, suits or proceedings (including an action by or in the right of IASIS, subject to certain conditions), whether by fact that he or she is or was a director or officer of IASIS or of each of the Delaware Subsidiary Guarantors, as the case may be, or is or was serving at the request of IASIS or of each of the Delaware Subsidiary Guarantors, as the case may be, as a director, officer, employee or agent of another corporation or enterprise, subject in all instances to the requirements that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of IASIS or of each of the Delaware Subsidiary Guarantors, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care.

     Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (the "LP Act") empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. In accordance with such section, the limited partnership agreements of Memorial Hospital of Tampa, LP, Mesa General Hospital, LP, Odessa Regional Hospital, LP, Palms of Pasadena Hospital, LP, Southwest General Hospital, LP, St. Luke's Behavioral Hospital Center, LP, St. Luke's Medical Center, LP, Tempe St. Luke's Hospital, LP, Town & Country Hospital, LP (collectively, the "Limited Partnership Subsidiary Guarantors") each provide that the Limited Partnership Subsidiary Guarantor, its receivers or its trustee, shall indemnify, hold harmless and pay all judgments and claims against the general partner, IASIS Healthcare Holdings, Inc., in the case of each Limited Partnership Subsidiary Guarantor, its officers, directors, shareholders, employees, agents, subsidiaries and assigns from any liability, loss or damage incurred by reason of any act performed, or omitted to be performed in connection with the partnership business, including reasonable costs, attorney fees and any amount expended in the settlement of any claims of liability, loss or damage, unless the loss, liability or damage was caused by the intentional misconduct, gross negligence or knowing violation of law by the indemnified person.

     Article 5 of the Business Corporation Act of the State of Arizona (the "BCASA") permits an Arizona corporation to indemnify a person made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the corporation or a proceeding charging improper personal benefit to the director), because he or she is or was a director or officer of the corporation or is or was serving at the corporation's request as a director, officer or partner, trustee, employee or agent of another corporation or other enterprise. A corporation may indemnify such persons against obligations to pay a judgment, settlement, penalty or fine or reasonable expenses incurred with respect to such proceedings if their conduct was in good faith and not opposed to the best interests of the corporation (except that conduct in an official capacity with the corporation shall be in the best interests of the corporation), and, with respect to criminal proceedings, the individual had no reasonable cause to believe the conduct was unlawful. The BCASA allows a corporation to indemnify a director or officer in connection with a proceeding by or in the right of the corporation, against reasonable expenses, including attorney fees, incurred in connection therewith unless the director or officer was adjudged liable to the corporation. A corporation may indemnify a director or officer in connection with a proceeding charging improper personal benefit to the director or officer unless the director or officer was adjudged liable on the basis that personal benefit was improperly received by the director or officer.

     The articles of incorporation and by-laws of Biltmore Surgery Center, Inc., an Arizona corporation (the "Arizona Subsidiary Guarantor"), provide for indemnification by the corporation of its directors and officers to the fullest extent permitted by the BCASA and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of his or her heirs, executors and administrators. The corporation's by-laws provide that any such person may be indemnified against all costs, charges, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, employee benefit plan exercise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with any action, suit or proceeding, whether by fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation or other enterprise. Unless otherwise determined by the board of directors, the corporation may indemnify any such person seeking indemnification in connection with a proceeding initiated by him or her only if the proceeding was authorized by the board.

     Section 48-2b-105(1)(l) of the Utah Limited Liability Company Act (the "ULLCA") permit a limited liability company to indemnify its members, managers and any other persons to the same extent that a partnership may indemnify any of the partners, managers, employees or agents of the partnership against expenses actually and reasonably incurred by the member or manager in connection with the defense of an action, suit or proceeding, whether civil or criminal, in which the member or manager is made a party.

     The operating agreement of IASIS Healthcare MSO Sub of Salt Lake City, LLC, (the "Utah Subsidiary Guarantor") a member managed limited liability company whose sole member is IASIS, provides for the indemnification of all its members and employees to the fullest extent of the ULLCA.

     IASIS, and the Delaware Subsidiary Guarantors, the Limited Partnership Subsidiary Guarantors, the Arizona Subsidiary Guarantor and the Utah Subsidiary Guarantor, (collectively, the "Subsidiary Guarantors") have each purchased and maintain insurance to protect persons entitled to indemnification pursuant to their by-laws, limited partnership agreements or operating agreements, as the case may be, against liabilities asserted against or incurred by them in such capacity or arising out of their status as such.

ITEM 21.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  2.1     Recapitalization Agreement, dated as of August 16, 1999, by and among Paracelsus Healthcare Corporation, PHC/CHC
          Holdings, Inc., PHC/Psychiatric Healthcare Corporation,
          PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley
          Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan
          Valley, Inc., Paracelsus PHC Regional Medical Center,
          Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare
          of Utah, Inc. and JLL Hospital, LLC.
  2.2     Asset Sale Agreement between Tenet Healthcare Corporation
          and JLL Hospital, LLC, dated August 15, 1999.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  2.3     Amendment No. 1 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.
  2.4     Amendment No. 2 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.
  2.5     Asset Sale Agreement between Odessa Hospital, Ltd., and JLL
          Hospital, LLC, dated as of August 15, 1999.
  2.6     Amendment No. 1 to Asset Sale Agreement, dated as of October
          15, 1999, by and between Odessa Hospital, Ltd. and IASIS
          Healthcare Corporation.
  3.1     Amended and Restated Certificate of Incorporation of
          PHC/Psychiatric Healthcare Corporation, changing its name to
          IASIS Healthcare Corporation, as filed with the Secretary of
          State of the State of Delaware on October 8, 1999.
  3.2     Certificate of Designation, Preferences and Rights of Series
          A Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.
  3.3     Certificate of Designation, Preferences and Rights of Series
          B Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.
  3.4     Amended and Restated By-Laws of IASIS Healthcare
          Corporation.
  3.5     Certificate of Incorporation of Baptist Joint Venture
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.
  3.6     Certificate of Incorporation of Beaumont Hospital Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 4, 1999.
  3.7     Certificate of Incorporation of Biltmore Surgery Center,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.8     Certificate of Amendment to the Certificate of Incorporation
          of Biltmore Surgery Center, Inc., changing its name to
          Biltmore Surgery Center Holdings, Inc., as filed with the
          Secretary of State of the State of Delaware on November 9,
          1999.
  3.9     Certificate of Incorporation of CliniCare of Utah, Inc., as
          filed with the Secretary of State of the State of Delaware on September 23, 1999.
  3.10    Certificate of Incorporation of Davis Hospital & Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.
  3.11    Certificate of Incorporation of Davis Surgical Center
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.
  3.12    Certificate of Incorporation of First Choice Physicians
          Network Holdings, Inc., as filed with the Secretary of State of the State of Delaware on October 1, 1999.
  3.13    Certificate of Incorporation of Health Choice Arizona, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.14    Certificate of Incorporation of IASIS Healthcare Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.15    Certificate of Incorporation of IASIS Management Company, as
          filed with the Secretary of State of the State of Delaware on October 4, 1999.
  3.16    Certificate of Incorporation of Jordan Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.17    Certificate of Incorporation of Metro Ambulatory Surgery
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.
  3.18    Certificate of Incorporation of Pioneer Valley Health Plan,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.19    Certificate of Incorporation of Pioneer Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.20    Certificate of Incorporation of Rocky Mountain Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.
  3.21    Certificate of Incorporation of Salt Lake Regional Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.
  3.22    Certificate of Incorporation of Sandy City Holdings, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.23    Certificate of Incorporation of Southridge Plaza Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.24    Certificate of Incorporation of SSJ St. Petersburg Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.25    Form of By-Laws of Delaware Subsidiary Guarantors.
  3.26    Certificate of Limited Partnership of Memorial Hospital of
          Tampa, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.
  3.27    Certificate of Limited Partnership of Mesa General Hospital,
          LP as filed with the Secretary of State of the State of
          Delaware on September 24, 1999.
  3.28    Certificate of Limited Partnership of Odessa Regional
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.29    Certificate of Limited Partnership of Palms of Pasadena
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.30    Certificate of Limited Partnership of Southwest General
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.31    Certificate of Limited Partnership of St. Luke's Behavioral
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.32    Certificate of Limited Partnership of St. Luke's Medical
          Center, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.
  3.33    Certificate of Limited Partnership of Tempe St. Luke's
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.34    Certificate of Limited Partnership of Town & Country
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.35    Form of Limited Partnership Agreement of Limited Partnership
          Subsidiary Guarantors.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.36    Articles of Incorporation of Biltmore Surgery Center, Inc.
          as filed with the Executive Secretary of the Arizona
          Corporation Commission on September 23, 1996.
  3.37    By-Laws of Biltmore Surgery Center, Inc., an Arizona
          corporation.
  3.38    Articles of Organization of IASIS Healthcare MSO Sub of Salt
          Lake City, LLC, as filed with the Utah Division of
          Corporations and Commercial Code on October 5, 1999.
  3.39    Operating Agreement of IASIS Healthcare MSO Sub of Salt Lake
          City, LLC.
  4.1     Indenture, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors and The Bank of New York, as Trustee.
  4.2     Supplemental Indenture, dated October 25, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors, the Arizona Subsidiary Guarantor, as
          guaranteeing subsidiary and The Bank of New York, as
          Trustee.
  4.3     Supplemental Indenture, dated November 4, 1999, among IASIS
          Healthcare Corporation, the Delaware, Limited Partnership
          and Arizona Subsidiary Guarantors, the Utah Subsidiary
          Guarantor, as guaranteeing subsidiary and The Bank of New
          York, as Trustee.
  4.4     Senior Subordinated Guarantee, dated October 15, 1999 by the
          Delaware and Limited Partnership Subsidiary Guarantors in
          favor of (i) the holders of IASIS Healthcare Corporation's outstanding 13% Senior Subordinated Notes due 2009 and 13%
          Senior Subordinated Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration
          Statement and (ii) the Bank of New York, as Trustee under
          the Indenture governing the above-referenced notes.
  4.5     Senior Subordinated Guarantee, dated October 25, 1999 by the
          Arizona Subsidiary Guarantor in favor of (i) the holders of
          IASIS Healthcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.
  4.6     Senior Subordinated Guarantee, dated November 4, 1999 by the
          Utah Subsidiary Guarantor in favor of (i) the holders of
          IASIS Heathcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.
  4.7     Registration Rights Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation, the Subsidiary
          Guarantors and J.P. Morgan Securities Inc.
  4.8     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Note due 2009 (included in Exhibit 4.1).
  4.9     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Exchange Note due 2009.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  5.1     Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
          regarding the legality of the securities being registered
          hereby.*
 10.1     Stockholders Agreement, dated as of October 8, 1999, by and among IASIS Healthcare Corporation, JLL Healthcare, LLC,
          Paracelsus Healthcare Corporation and each of the other
          investors listed thereto.
 10.2     Credit Agreement, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, Various Lenders, J.P. Morgan
          Securities Inc. and The Bank of Nova Scotia, as Co-Lead
          Arrangers and Co-Book Runners, Paribas, as Documentation
          Agent, The Bank of Nova Scotia, as Syndication Agent, and
          Morgan Guaranty Trust Company of New York, as Administrative
          Agent.
 10.3     First Amendment, dated as of November 16, 1999, to the
          Credit Agreement listed as Exhibit No. 10.2.
 10.4     Security Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.
 10.5     Pledge Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.
 10.6     Subsidiaries Guaranty, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), made by each of the Subsidiary Guarantors of IASIS
          Healthcare Corporation.
 10.7     Hypothecation Agreement, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), among each of the pledgors in favor of Morgan
          Guaranty Trust Company of New York, as Collateral Agent.
 10.8     Employee Leasing Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation and Tenet Healthcare
          Corporation and certain subsidiaries of Tenet Healthcare
          Corporation.
 10.9     Tenet Buypower Purchasing Assistance Agreement, dated as of
          October 15, 1999, by and between IASIS Healthcare
          Corporation and Tenet HealthSystem Medical, Inc.
 10.10    Transition Services Agreement, dated as of October 8, 1999, by and between Paracelsus Healthcare Corporation and
          PHC/Psychiatric Healthcare Corporation.
 10.11    Tax Sharing Agreement, dated as of October 8, 1999, among
          JLL Healthcare, LLC and its affiliates.
 12.1     Statement regarding Computation of Ratio of Earnings to
          Fixed Charges for the Paracelsus Utah Facilities.
 21.1     Subsidiaries of IASIS Healthcare Corporation.
 23.1     Consent of KPMG LLP.
 23.2     Consent of Ernst & Young LLP.
 23.3     Consent of Skadden, Arps, Slate, Meagher & Flom LLP
          (included in Exhibit 5.1).*
 24.1     Powers of Attorney (included in the signature pages to the
          Registration Statement).

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 25.1     Statement of Eligibility and Qualification on Form T-1 of
          The Bank of New York, as Trustee under the Indenture.
 99.1     Form of Letter of Transmittal.
 99.2     Form of Notice of Guaranteed Delivery.
 99.3     Form of Letter to Brokers, Dealers, Commercial Banks, Trust
          Companies and Other Nominees.
 99.4     Form of Letter to Clients.

---------------
* To be filed by amendment.

ITEM 22.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities a that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by one or more of the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act, as amended, in accordance with the rules and regulation prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Securities Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, each of the Registrants has duly caused this Registration Statement Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on January 12, 2000.

                                          IASIS HEALTHCARE CORPORATION

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary and General
                                              Counsel

                                          BAPTIST JOINT VENTURE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          BEAUMONT HOSPITAL HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          BILTMORE SURGERY CENTER
                                          HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          BILTMORE SURGERY CENTER, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          CLINICARE OF UTAH, INC.

                                          By:       /s/ FRANK A. COYLE
                                              ----------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          DAVIS HOSPITAL & MEDICAL CENTER, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          DAVIS SURGICAL CENTER HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          FIRST CHOICE PHYSICIANS NETWORK
                                          HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          HEALTH CHOICE ARIZONA, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          IASIS HEALTHCARE HOLDINGS, INC.

                                          By:       /s/ FRANK A. COYLE
                                              ----------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          IASIS MANAGEMENT COMPANY

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          JORDAN VALLEY HOSPITAL, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          METRO AMBULATORY SURGERY CENTER, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          PIONEER VALLEY HEALTH PLAN, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          PIONEER VALLEY HOSPITAL, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ROCKY MOUNTAIN MEDICAL CENTER, INC.

                                          By:       /s/ FRANK A. COYLE
                                              ----------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SALT LAKE REGIONAL MEDICAL CENTER,
                                          INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SANDY CITY HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SOUTHRIDGE PLAZA HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SSJ ST. PETERSBURG HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          MEMORIAL HOSPITAL OF TAMPA, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          MESA GENERAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ODESSA REGIONAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          PALMS OF PASADENA HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SOUTHWEST GENERAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ST. LUKE'S MEDICAL CENTER, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ST. LUKE'S BEHAVIORAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          TEMPE ST. LUKE'S HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          TOWN & COUNTRY HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          IASIS HEALTHCARE MSO SUB OF SALT LAKE
                                          CITY, LLC
                                          By: IASIS HEALTHCARE CORPORATION

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary and General
                                              Counsel

                               POWER OF ATTORNEY

     Each of the persons whose signature appears below hereby authorizes Kenneth
W. Perry and Frank A. Coyle, and each of them, as attorney-in-fact and agents, with full powers of substitution, to sign on his or her behalf, individually and in the capacities stated below, and to file any and all amendments (including post-effective amendments) to this Registration Statement with the Securities and Exchange Commission, granting to said attorney-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done in the premises.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates set forth below.

                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----
                /s/ DAVID R. WHITE                   Non-executive Chairman of       January   , 2000
---------------------------------------------------    the Board of IASIS
                  David R. White

                /s/ C. WAYNE GOWER                   President and Chief             January   , 2000
---------------------------------------------------    Executive Officer of IASIS
                  C. Wayne Gower                       and the Subsidiary
                                                       Guarantors and Director of
                                                       IASIS

               /s/ KENNETH W. PERRY                  Vice President of Operations    January   , 2000
---------------------------------------------------    and Finance of IASIS and
                 Kenneth W. Perry                      Vice President and
                                                       Treasurer of the
                                                       Subsidiary Guarantors

                /s/ ROBERTA A. KALE                  Vice President of Physician     January   , 2000
---------------------------------------------------    Services of IASIS and Vice
                  Roberta A. Kale                      President of the
                                                       Subsidiary Guarantors

                /s/ FRANK A. COYLE                   Secretary of IASIS and the      January   , 2000
---------------------------------------------------    Subsidiary Guarantors and
                  Frank A. Coyle                       General Counsel of IASIS

               /s/ LINDA W. HISCHKE                  Division President of IASIS     January   , 2000
---------------------------------------------------    and Vice President of
                 Linda W. Hischke                      IASIS and the Subsidiary
                                                       Guarantors

                 /s/ PAUL S. LEVY                    Director of IASIS and the       January   , 2000
---------------------------------------------------    Arizona and Delaware
                   Paul S. Levy                        Subsidiary Guarantors

                 /s/ DAVID Y. YING                   Director of IASIS and the       January   , 2000
---------------------------------------------------    Arizona and Delaware
                   David Y. Ying                       Subsidiary Guarantors

              /s/ JEFFREY C. LIGHTCAP                Director of IASIS and the       January   , 2000
---------------------------------------------------    Arizona and Delaware
                Jeffrey C. Lightcap                    Subsidiary Guarantors

                     SIGNATURE                                  TITLE                     DATE
                     ---------                                  -----                     ----
                /s/ ANTHONY GRILLO                   Director of IASIS               January   , 2000
---------------------------------------------------
                  Anthony Grillo

                /s/ RAMSEY A. FRANK                  Director of IASIS               January   , 2000
---------------------------------------------------
                  Ramsey A. Frank

              /s/ FRANK J. RODRIGUEZ                 Director of IASIS               January   , 2000
---------------------------------------------------
                Frank J. Rodriguez

                /s/ MICHAEL S. BERK                  Director of IASIS               January   , 2000
---------------------------------------------------
                  Michael S. Berk

              /s/ STUART C. MCWHORTER                Director of IASIS               January   , 2000
---------------------------------------------------
                Stuart C. McWhorter

                 /s/ JAY R. BLOOM                    Director of IASIS               January   , 2000
---------------------------------------------------
                   Jay R. Bloom

                /s/ ROBERT E. KISS                   Director of IASIS               January   , 2000
---------------------------------------------------
                  Robert E. Kiss

                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  2.1     Recapitalization Agreement, dated as of August 16, 1999, by and among Paracelsus Healthcare Corporation, PHC/CHC
          Holdings, Inc., PHC/Psychiatric Healthcare Corporation,
          PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley
          Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan
          Valley, Inc., Paracelsus PHC Regional Medical Center,
          Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare
          of Utah, Inc. and JLL Hospital, LLC.
  2.2     Asset Sale Agreement between Tenet Healthcare Corporation
          and JLL Hospital, LLC, dated August 15, 1999.
  2.3     Amendment No. 1 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.
  2.4     Amendment No. 2 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.
  2.5     Asset Sale Agreement between Odessa Hospital, Ltd., and JLL
          Hospital, LLC, dated as of August 15, 1999.
  2.6     Amendment No. 1 to Asset Sale Agreement, dated as of October
          15, 1999, by and between Odessa Hospital, Ltd. and IASIS
          Healthcare Corporation.
  3.1     Amended and Restated Certificate of Incorporation of
          PHC/Psychiatric Healthcare Corporation, changing its name to
          IASIS Heathcare Corporation as filed with the Secretary of
          State of the State of Delaware on October 8, 1999.
  3.2     Certificate of Designation, Preferences and Rights of Series
          A Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.
  3.3     Certificate of Designation, Preferences and Rights of Series
          B Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.
  3.4     Amended and Restated By-Laws of IASIS Healthcare
          Corporation.
  3.5     Certificate of Incorporation of Baptist Joint Venture
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.
  3.6     Certificate of Incorporation of Beaumont Hospital Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 4, 1999.
  3.7     Certificate of Incorporation of Biltmore Surgery Center,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.8     Certificate of Amendment to the Certificate of Incorporation
          of Biltmore Surgery Center, Inc., changing its name to
          Biltmore Surgery Center Holdings, Inc., as filed with the
          Secretary of State of the State of Delaware on November 9,
          1999.
  3.9     Certificate of Incorporation of CliniCare of Utah, Inc., as
          filed with the Secretary of State of the State of Delaware on September 23, 1999.
  3.10    Certificate of Incorporation of Davis Hospital & Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.11    Certificate of Incorporation of Davis Surgical Center
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.
  3.12    Certificate of Incorporation of First Choice Physicians
          Network Holdings, Inc., as filed with the Secretary of State of the State of Delaware on October 1, 1999.
  3.13    Certificate of Incorporation of Health Choice Arizona, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.14    Certificate of Incorporation of IASIS Healthcare Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.15    Certificate of Incorporation of IASIS Management Company, as
          filed with the Secretary of State of the State of Delaware on October 4, 1999.
  3.16    Certificate of Incorporation of Jordan Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.17    Certificate of Incorporation of Metro Ambulatory Surgery
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.
  3.18    Certificate of Incorporation of Pioneer Valley Health Plan,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.19    Certificate of Incorporation of Pioneer Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.
  3.20    Certificate of Incorporation of Rocky Mountain Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.
  3.21    Certificate of Incorporation of Salt Lake Regional Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.
  3.22    Certificate of Incorporation of Sandy City Holdings, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.23    Certificate of Incorporation of Southridge Plaza Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.24    Certificate of Incorporation of SSJ St. Petersburg Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.
  3.25    Form of By-Laws of Delaware Subsidiary Guarantors.
  3.26    Certificate of Limited Partnership of Memorial Hospital of
          Tampa, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.
  3.27    Certificate of Limited Partnership of Mesa General Hospital,
          LP as filed with the Secretary of State of the State of
          Delaware on September 24, 1999.
  3.28    Certificate of Limited Partnership of Odessa Regional
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.29    Certificate of Limited Partnership of Palms of Pasadena
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.30    Certificate of Limited Partnership of Southwest General
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.31    Certificate of Limited Partnership of St. Luke's Behavioral
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.32    Certificate of Limited Partnership of St. Luke's Medical
          Center, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.33    Certificate of Limited Partnership of Tempe St. Luke's
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.34    Certificate of Limited Partnership of Town & Country
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.
  3.35    Form of Limited Partnership Agreement of Limited Partnership
          Subsidiary Guarantors.
  3.36    Articles of Incorporation of Biltmore Surgery Center, Inc.
          as filed with the Executive Secretary of the Arizona
          Corporation Commission on September 23, 1996.
  3.37    By-Laws of Biltmore Surgery Center, Inc., an Arizona
          corporation.
  3.38    Articles of Organization of IASIS Healthcare MSO Sub of Salt
          Lake City, LLC, as filed with the Utah Division of
          Corporations and Commercial Code on October 5, 1999.
  3.39    Operating Agreement of IASIS Healthcare MSO Sub of Salt Lake
          City, LLC.
  4.1     Indenture, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors and The Bank of New York, as Trustee.
  4.2     Supplemental Indenture, dated October 25, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors, the Arizona Subsidiary Guarantor, as
          guaranteeing subsidiary and The Bank of New York, as
          Trustee.
  4.3     Supplemental Indenture, dated November 4, 1999, among IASIS
          Healthcare Corporation, the Delaware, Limited Partnership
          and Arizona Subsidiary Guarantors, the Utah Subsidiary
          Guarantor, as guaranteeing subsidiary and The Bank of New
          York, as Trustee.
  4.4     Senior Subordinated Guarantee, dated October 15, 1999 by the
          Delaware and Limited Partnership Subsidiary Guarantors in
          favor of (i) the holders of IASIS Healthcare Corporation's outstanding 13% Senior Subordinated Notes due 2009 and 13%
          Senior Subordinated Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration
          Statement and (ii) the Bank of New York, as Trustee under
          the Indenture governing the above-referenced notes.
  4.5     Senior Subordinated Guarantee, dated October 25, 1999 by the
          Arizona Subsidiary Guarantor in favor of (i) the holders of
          IASIS Healthcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.
  4.6     Senior Subordinated Guarantee, dated November 4, 1999 by the
          Utah Subsidiary Guarantor in favor of (i) the holders of
          IASIS Heathcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  4.7     Registration Rights Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation, the Subsidiary
          Guarantors and J.P. Morgan Securities Inc.
  4.8     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Note due 2009 (included in Exhibit 4.1).
  4.9     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Exchange Note due 2009.
  5.1     Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
          regarding the legality of the securities being registered
          hereby.*
 10.1     Stockholders Agreement, dated as of October 8, 1999, by and among IASIS Healthcare Corporation, JLL Healthcare, LLC,
          Paracelsus Healthcare Corporation and each of the other
          investors listed thereto.
 10.2     Credit Agreement, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, Various Lenders, J.P. Morgan
          Securities Inc. and The Bank of Nova Scotia, as Co-Lead
          Arrangers and Co-Book Runners, Paribas, as Documentation
          Agent, The Bank of Nova Scotia, as Syndication Agent, and
          Morgan Guaranty Trust Company of New York, as Administrative
          Agent.
 10.3     First Amendment, dated as of November 16, 1999, to the
          Credit Agreement listed as Exhibit No. 10.2.
 10.4     Security Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.
 10.5     Pledge Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.
 10.6     Subsidiaries Guaranty, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), made by each of the Subsidiary Guarantors of IASIS
          Healthcare Corporation.
 10.7     Hypothecation Agreement, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), among each of the pledgors in favor of Morgan
          Guaranty Trust Company of New York, as Collateral Agent.
 10.8     Employee Leasing Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation and Tenet Healthcare
          Corporation and certain subsidiaries of Tenet Healthcare
          Corporation.
 10.9     Tenet Buypower Purchasing Assistance Agreement, dated as of
          October 15, 1999, by and between IASIS Healthcare
          Corporation and Tenet HealthSystem Medical, Inc.
 10.10    Transition Services Agreement, dated as of October 8, 1999, by and between Paracelsus Healthcare Corporation and
          PHC/Psychiatric Healthcare Corporation.
 10.11    Tax Sharing Agreement, dated as of October 8, 1999, among
          JLL Healthcare, LLC and its affiliates.
 12.1     Statement regarding Computation of Ratio of Earnings to
          Fixed Charges for the Paracelsus Utah Facilities.
 21.1     Subsidiaries of IASIS Healthcare Corporation.

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 23.1     Consent of KPMG LLP.
 23.2     Consent of Ernst & Young LLP.
 23.3     Consent of Skadden, Arps, Slate, Meagher & Flom LLP
          (included in Exhibit 5.1).*
 24.1     Powers of Attorney (included in the signature pages to the
          Registration Statement).
 25.1     Statement of Eligibility and Qualification on Form T-1 of
          The Bank of New York, as Trustee under the Indenture.
 99.1     Form of Letter of Transmittal.
 99.2     Form of Notice of Guaranteed Delivery.
 99.3     Form of Letter to Brokers, Dealers, Commercial Banks, Trust
          Companies and Other Nominees.
 99.4     Form of Letter to Clients.

---------------
* To be filed by amendment.